Certain portions of this document have been omitted pursuant to a request for Confidential Treatment and, where applicable, have been marked with “[***]” to indicate where omissions have been made.  The confidential material has been filed separately with the Securities and Exchange Commission.

Exhibit 10.38

Execution Version

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FIXED RATE LOAN AGREEMENT

Dated as of January 5, 2017

among

VIVINT SOLAR FINANCING III, LLC,
as Borrower

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent

and

THE LENDERS PARTY TO THIS AGREEMENT
FROM TIME TO TIME

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[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

This Table of Contents is not part of the Agreement to which it is attached but is inserted for convenience only.

ARTICLE VI. CONDITIONS PRECEDENT		62
Section 6.01	Conditions of Borrowing	62

FIXED RATE LOAN AGREEMENT

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

FIXED RATE LOAN AGREEMENT

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

ARTICLE X. EVENTS OF DEFAULT; REMEDIES		112
Section 10.01	Events of Default	112
Section 10.02	Acceleration and Remedies	115

FIXED RATE LOAN AGREEMENT

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

FIXED RATE LOAN AGREEMENT

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

v

APPENDICES, SCHEDULES AND EXHIBITS

APPENDIX A	-Lender Commitments
APPENDIX B	-Loan Amortization Schedule
APPENDIX C	-Addresses for Notices
APPENDIX D	-Projected Repayment Factor

SCHEDULE A	-Project Information
SCHEDULE 7.03(e)	-Organizational Structure prior to the Closing Date
SCHEDULE 7.03(f)	-Organizational Structure following the Closing Date
SCHEDULE 7.03(g)	-Subsidiaries
SCHEDULE 7.04	-Governmental Authorization; Compliance with Laws
SCHEDULE 7.08	-Financial Statement Exceptions
SCHEDULE 7.10	-Litigation; Adverse Facts
SCHEDULE 7.14	-Insurance
SCHEDULE 7.19	-Brokers
SCHEDULE 7.22(a)	-Portfolio Documents
SCHEDULE 7.22(e)	-Portfolio Document Exceptions
SCHEDULE 7.22(q)	-Project States

EXHIBIT A	-Form of Note
EXHIBIT B	-Form of Notice of Borrowing
EXHIBIT C	-Form of Collateral Agency Agreement
EXHIBIT D	-Form of Depositary Agreement
EXHIBIT E	-[Reserved]
EXHIBIT F	-Form of Assignment and Assumption Agreement of Loans/Commitments
EXHIBIT G	-Terms of Subordination
EXHIBIT H	-Form of Officer’s Certificate
EXHIBIT I	-Form of Scheduled Payment Date Report
EXHIBIT J	-Form of Financial Statement Certificate
EXHIBIT K	-Initial Budget
EXHIBIT L	-Base Case Model
EXHIBIT M	-Form of Manager’s Report
EXHIBIT N	-Form of ITC Insurance Policy
EXHIBIT O-1	-Form of U.S. Tax Compliance Certificate
EXHIBIT O-2	-Form of U.S. Tax Compliance Certificate
EXHIBIT O-3	-Form of U.S. Tax Compliance Certificate
EXHIBIT O-4	-Form of U.S. Tax Compliance Certificate

ANNEX A	-Fund Representations

FIXED RATE LOAN AGREEMENT

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

This FIXED RATE LOAN AGREEMENT (this “Agreement”), dated as of January 5, 2017, is made among Vivint Solar Financing III, LLC, a Delaware limited liability company (the “Borrower”), each Person that is a signatory to this Agreement identified as a “Lender” on the signature pages to this Agreement or that, pursuant to Section 12.05 (Successors and Assigns), shall become a “Lender” under this Agreement (individually, a “Lender” and, collectively, the “Lenders” or the “Lenders”) and Wells Fargo Bank, National Association, as Administrative Agent for the Lenders (in such capacity, and together with its successors and permitted assigns, the “Administrative Agent”).

RECITALS

WHEREAS, Vivint Solar, Inc., a Delaware corporation (the “Sponsor”), indirectly owns 100% of the membership interests in Vivint Solar Financing III Parent, LLC, a Delaware limited liability company (“Pledgor”);

WHEREAS, Pledgor owns 100% of the membership interests in the Borrower;

WHEREAS, the Borrower owns 100% of the membership interests in each of the Partnership Flip Manager Guarantors, the Lessor Manager Guarantor and the SREC Guarantor;

WHEREAS, each Partnership Flip Manager Guarantor owns 100% of the Fund Manager Membership Interests in each Partnership Flip Fund and the Lessor Manager Guarantor owns 100% of the Fund Manager Membership Interests in the Lessor;

WHEREAS, each of the Partnership Flip Funds and the Lessor owns certain residential photovoltaic systems that are the subject of a Customer Agreement, whereby the Customer thereunder either purchases Energy produced by the system or leases the system;

WHEREAS, the Lessor leases the residential photovoltaic systems it owns to the Lessee pursuant to the Master Lease Agreement; and

WHEREAS, the Borrower desires that the Lenders make a loan in an aggregate principal amount equal to the Commitment, secured and supported by, among other things, a guaranty from each of the Guarantors and all other Property and Assets of the Guarantors and Membership Interests of the Owned Funds, as set forth herein and in the other Loan Documents.

NOW, THEREFORE, in consideration of the premises and the respective representations, warranties, covenants, agreements, and conditions hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower, the Administrative Agent, and the Lenders hereby agree as follows:

FIXED RATE LOAN AGREEMENT

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Article I. Definitions and Interpretive Matters

.

Section 1.01Definitions.  Except as otherwise specified in this Agreement or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Agreement (including in the Recitals hereto).

“Acceptable Audit Election Provision” means, with respect to a Partnership Flip Fund, a provision contained in the applicable Limited Liability Company Agreement that provides, if such Partnership Flip Fund receives a notice of final partnership administrative adjustment that would, with the passing of time, result in an “imputed underpayment” imposed on such Partnership Flip Fund as that term is defined in Code Section 6225 (as amended by the Budget Act), then, any member may, or may cause such Partnership Flip Fund (by directing the “tax representative” or otherwise), and no other member shall have any right to block such member’s request, (x) to elect pursuant to Code Section 6226 (as amended by the Budget Act) to make inapplicable to such Partnership Flip Fund the requirement in Code Section 6225 (as amended by the Budget Act) to pay the “imputed underpayment” as that term is used in that section and (y) to comply with all of the requirements and procedures required in connection with such election.

“Acceptable Bank” shall mean any bank, trust company or other financial institution which is organized or licensed under the applicable Laws of the United States of America or Canada or any state, province or territory thereof which has a tangible net worth of at least five hundred million Dollars ($500,000,000) and has at least one of the following Credit Ratings:  “A-” or better by S&P or “A3” or better by Moody’s.

“Acceptable DSR Letter of Credit” shall have the meaning given to such term in the Depositary Agreement.

“Administrative Agent” shall have the meaning given to such term in the preamble hereto, and include any successor Administrative Agents pursuant to Section 11.07 (Resignation or Removal of Administrative Agent).

“Administrative Agent’s Office” shall mean the Administrative Agent’s address and, as appropriate, account as set forth on Appendix C (Addresses for Notices), or such other address or account as the Administrative Agent may from time to time notify to the Borrower and the Lenders.

“Administrative Services” shall mean the services provided by a Fund Provider under its applicable Administrative Services Agreement.

“Administrative Services Agreements” shall mean individually or collectively, as the context requires, each agreement listed under the heading “Administrative Services Agreements” on Schedule 7.22(a) (Portfolio Documents) and any replacement administrative services agreement entered into in accordance with Section 9.10(d) (Portfolio Documents).

“Administrative Questionnaire” shall mean an administrative questionnaire in the form furnished by the Administrative Agent.

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[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

“Affiliate” shall mean, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person.  For the purposes of this definition, “control” when used with respect to any Person shall mean the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” shall have meanings correlative to the foregoing.  For the avoidance of doubt, each of the Relevant Parties is an Affiliate of the other Relevant Parties.  In no event shall (a) the Administrative Agent or Collateral Agent be considered an Affiliate of another Person solely because any Loan Document contemplates that it shall act at the instruction of any such Person or such Person’s Affiliate, or (b) any Tax Equity Member be considered an Affiliate of a Relevant Party.

“Affiliate Transaction” shall have the meaning given to such term in Section 9.16 (Transactions with Affiliates).

“Affiliated Lender” shall have the meaning given to such term in Section 12.05(b)(v) (Prohibited Assignments).

“Agency Expense Cap” shall mean $100,000 per annum.

“Agency Expenses” shall mean the expenses and indemnification payments to the Agents, and certain other persons related to the same as described under the Loan Documents.  For the avoidance of doubt, Agency Expenses shall not include Service Fees or amounts payable to the Manager under the Management Agreement.

“Agency Fee” shall have the meaning assigned to that term in Section 2.03 (Agency Fee).

“Agency Fee Letter” shall mean the fee letter dated as of November 17, 2016 and  executed by the Borrower on November 29, 2016, among the Borrower and the Agents.

“Agents” shall mean, collectively, the Administrative Agent, the Collateral Agent and the Depositary Agent.

“Aggregation Facility” shall mean the Amended and Restated Loan Agreement dated as of September 12, 2014, as amended and restated as of November 25, 2015, as amended by Amendment No. 1, dated December 9, 2015, Amendment No. 2, dated January 15, 2016 and Amendment No. 3, dated March 7, 2016 by and among Aggregation Facility Borrower, Vivint Solar Holdings, Inc., the guarantors party thereto, the lenders party thereto, and Bank of America, N.A., as collateral and administrative agent, as amended, modified, supplemented or restated from time to time.

“Aggregation Facility Administrative Agent” shall mean Bank of America, N.A.

“Aggregation Facility Borrower” shall mean Vivint Solar Financing I, LLC, a Delaware limited liability company.

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[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

“Aggregation Facility Collateral Agent” shall mean Bank of America, N.A.

“Aggregator SRECs” shall mean the SRECs transferred from a Fund to SREC Guarantor pursuant to the Fund XVIII SREC Transfer Agreement (as such term is defined in Schedule 7.22(a) (Portfolio Documents)).

“Agreement” shall have the meaning assigned to that term in the preamble.

“Amortization Schedule” shall mean the amortization schedule attached as Appendix B (Loan Amortization Schedule).

“Anti-Corruption Laws” shall mean any law or regulation in a U.S. or any non-U.S. jurisdiction regarding bribery or any other corrupt activity, including the U.S. Foreign Corrupt Practices Act and the U.K. Bribery Act 2010.

“Anti-Money Laundering Laws” shall mean any applicable law or regulation in a U.S. or any non-U.S. jurisdiction regarding money laundering, drug trafficking or terrorism financing, including the Bank Secrecy Act (31 CFR 5311 et seq.), as amended by the Patriot Act.

“Approved Fund” shall mean any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Assets” shall mean, with respect to any Person, all right, title and interest of such Person in land, Properties, buildings, improvements, fixtures, foundations, assets and rights of any kind, whether tangible or intangible, real, personal or mixed, including contracts, equipment, systems, books and records, proprietary rights, intellectual property, Permits, rights under or pursuant to all warranties, representations and guarantees, cash, accounts receivable, deposits and prepaid expenses.

“Assignment Agreement” shall mean the Assignment and Assumption Agreement, dated as of the date hereof, by and between the Aggregation Facility Borrower and the Borrower.

“Assignment and Assumption” shall mean an assignment and assumption entered into by a Lender and an assignee lender (with the consent of any party whose consent is required by Section 12.05 (Successors and Assigns)), and accepted by the Administrative Agent, in substantially the form of Exhibit F (Form of Assignment and Assumption Agreement of Loans/Commitments) or any other form approved by the Administrative Agent.

“Authorized Officer” shall mean:  (a) in relation to any Relevant Party, for so long as the Management Agreement is in full force and effect, any officer of the Manager who is authorized to act for the Manager in matters relating to the Borrower and the Subsidiaries and to be acted upon by the Manager pursuant to the Management Agreement, and who is identified on the list of Authorized Officers delivered by the Borrower to the Administrative Agent on the

FIXED RATE LOAN AGREEMENT

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Closing Date (as such list may be modified or supplemented from time to time thereafter by delivery to the Administrative Agent of a duly executed officer’s certificate and an incumbency certificate of the Borrower) and (b) in relation to any Relevant Party, any director, member or officer who is a natural Person authorized to act for or on behalf of the applicable Relevant Party in matters relating to such Relevant Party and who is identified on the list of Authorized Officers delivered by such Relevant Party to the Administrative Agent on the Closing Date (as such list may be modified or supplemented from time to time thereafter by delivery to the Administrative Agent of a duly executed officer’s certificate and an incumbency certificate of such Relevant Party).

“Back-Up Servicer” shall mean Wells Fargo Bank, National Association, and its successors and assigns as Back-Up Servicer under each Back-Up Servicing Agreement.

“Back-Up Servicing Agreement” shall mean (i) the Master Back-Up Servicing Agreement as modified by each applicable Back-Up Servicing Agreement Addendum and (ii) each replacement for each such agreement entered into in accordance with Section 9.10(d) (Portfolio Documents).

“Back-Up Servicing Agreement Addendum” shall mean each addendum under the Master Back-Up Servicing Agreement entered into among the Back-Up Servicer, Provider and the applicable Fund, listed under the heading “Back-Up Servicing Agreement Addenda” on Schedule 7.22(a) (Portfolio Documents).

“Bail-In Action” shall mean the exercise of any Write-down and Conversion Powers.

“Bail-In Legislation” shall mean:

(a)in relation to an EEA Member Country which has implemented, or which at any time implements, Article 55 of Directive 2014/59/EU establishing a framework for the recovery and resolution of credit institutions and investment firms (as amended or re-enacted), the relevant implementing law or regulation (including any regulation, rule, official directive, request or guideline (whether or not having the force of law) of any governmental, intergovernmental or supranational body, agency, department or of any regulatory, self-regulatory or other authority or organization) as described in the EU Bail-In Legislation Schedule from time to time; and

(b)in relation to any other state, any analogous law or regulation from time to time which requires contractual recognition of any Write-down and Conversion Powers contained in that law or regulation.

“Bankruptcy Code” shall mean Title 11 of the United States Code, as amended from time to time, and all rules and regulations promulgated thereunder.

“Base Case Model” shall mean the comprehensive long-term financial model delivered on the Closing Date and attached as Exhibit L (Base Case Model) to this Agreement, reflecting among other things (i) quarterly payment periods ending on each Scheduled Payment

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[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Date and (ii) the projected Net Cash Flow from the Projects in the Project Pool, Debt Service after giving effect to the transactions contemplated by the Transaction Documents, the making of the Loans, covering the period from the Closing Date until the Final Maturity Date.  All amounts determined in accordance with the Base Case Model shall be determined assuming a P50 Production and shall take into account (i) Eligible Revenues and (ii) all Operating Expenses with respect to the Project Pool.

“Board” shall mean the Board of Governors of the Federal Reserve System.

“Borrower” shall have the meaning assigned to such term in the preamble.

“Borrower Collateral Agreement” shall mean that certain pledge and security agreement dated as of the Closing Date by and between the Borrower and the Collateral Agent for the benefit of the Secured Parties.

“Borrower Membership Interests” shall mean all of the outstanding limited liability company interests issued by the Borrower (including all Economic Interests and Voting Rights).

“BP SREC Consent” shall mean that certain consent and acknowledgment dated as of January 5, 2017 by and between BP Energy Company, a Delaware corporation, the SREC Seller Parties and the Collateral Agent for the benefit of the Secured Parties, as acknowledged by BP Corporation North America Inc. (as buyer guarantor) and SREC Guarantor.

“Budget Act” shall mean the Bipartisan Budget Act of 2015 (P.L. 114-74).

“Business Day” shall mean any day on which commercial banks are not authorized or required to be closed in New York, New York and Maryland and, if such day relates to a borrowing of, a payment or prepayment of principal of or interest on, a Loan or a notice by the Borrower with respect to any such borrowing, payment or prepayment.

“Calculation Date” shall mean each of March 31, June 30, September 30 and December 31 of each year falling after the date hereof.

“Capital Stock” shall mean:

(a)in the case of a corporation, corporate stock;

(b)in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock;

(c)in the case of a partnership or limited liability company, partnership interests (whether general or limited) or membership interests; and

(d)any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of Assets of, the issuing Person including, all warrants, options or other rights to acquire any of the foregoing.

FIXED RATE LOAN AGREEMENT

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

“Change in Law” shall mean the occurrence, after the date of this Agreement, of any of the following:  (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided, that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

“Change of Control” shall occur if

(a)(i) the Sponsor and/or Qualified Purchaser(s) shall cease to directly or indirectly own, beneficially and of record, 100% of the Pledgor Membership Interests, (ii) Sponsor or a Qualified Purchaser, directly or indirectly through Pledgor, shall cease to have management control of the Borrower, (iii) Sponsor shall cease to directly or indirectly own, beneficially and of record, at least (x) 25% or (y) at all times after the Wholly-Owned Fund Perfection Date, 5%, in each case, of the Pledgor Membership Interests or (iv) Sponsor shall cease to directly or indirectly own, beneficially and of record, at least 50.1% of the issued and outstanding equity interests in Provider;

(b)the Borrower shall cease to directly own, beneficially and of record, 100% of the Guarantor Manager Membership Interests;

(c)Pledgor shall cease to, directly or indirectly, beneficially and of record, own 100% of the Borrower Membership Interests; or

(d)the Lessor Manager Guarantor or any Partnership Flip Manager Guarantor shall cease to directly own, beneficially and of record, 100% of the applicable Fund Manager Membership Interests.

“Claims” shall have the meaning assigned to that term in Section 8.11 (Payment of Claims).

“Closing Date” shall mean the date on which all conditions precedent set forth in Section 6.01 (Conditions of Borrowing) have been satisfied (or waived by the Lenders).

“Closing Date Assignment Agreements” shall mean each of (i) the Assignment Agreement, (ii) the Consent Termination Agreements, (iii) the Fund Termination Agreements and (iv) the Payoff Letter.

“Closing Date Assignments” shall mean the assignments contemplated under the Closing Date Assignment Agreements such that the Guarantor Manager Membership Interests are all under the ownership of the Borrower.

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“Closing Date Funds Flow Memorandum” shall have the meaning given to such term in the Depositary Agreement.

“Code” shall mean the United States Internal Revenue Code of 1986, and the regulations promulgated pursuant thereto, all as amended or as may be amended from time to time.

“Collateral” shall mean the Assets and Property of, and equity interests in, the Borrower and each Guarantor and each SREC Seller Party’s interest in its respective Eligible SREC Contracts, which is now owned or hereafter acquired upon which a Lien is or is purported to be created by any Collateral Document and shall include, without limitation, all Assets and Property included within the terms “Collateral”, “Depositary Collateral”, “Collateral Account” and “Pledged Collateral”, as applicable, in the Collateral Documents all of which collectively constitute the “Collateral”; provided, that Excluded Property and Fund SREC Property shall be excluded from Collateral hereunder and under all Collateral Documents.

“Collateral Accounts” shall have the meaning have the meaning given to such term in the Depositary Agreement.

“Collateral Agency Agreement” shall mean the Collateral Agency Agreement dated as of the Closing Date, among the Borrower, the Administrative Agent and the Collateral Agent and substantially in the form of Exhibit C (Form of Collateral Agency Agreement)

“Collateral Agent” shall mean Wells Fargo Bank, National Association, and its successors and permitted assigns in such capacity.

“Collateral Documents” shall mean, collectively, the Pledge Agreement, the Borrower Collateral Agreement, the Guarantor Collateral Agreement, the SREC Security Agreement, the Collateral Agency Agreement, the Depositary Agreement, the Tax Equity Consents and Notices, the SREC Consents, the Management Consent Agreement and each other collateral document, pledge agreement, account control agreement or standing instruction delivered to the Administrative Agent pursuant to Section 8.08 (Preservation of Rights; Maintenance of Projects; Warranty Claims; Security) and Section 6.01(a) (Conditions of Borrowing), any other document or agreement that creates or purports to create a Lien in favor of the Collateral Agent for the benefit of the Secured Parties.

“Collections” shall mean without duplication (a) with respect to the Wholly-Owned Funds, the related (i) Rents, including all scheduled payments and prepayments under any Customer Agreement, (ii) all proceeds of SRECs and SREC Contracts, (iii) pending assumption of a Customer Agreement relating to a Project, payments of Rent relating to such Project by lenders with respect to, or subsequent owners of, the Property where such Project has been installed, (iv) proceeds of the sale, assignment or other disposition of any Collateral, (v) insurance proceeds and proceeds of any warranty claims arising from manufacturer, installer and other warranties, in each case, with respect to any Projects, (vi) all recoveries including all amounts received in respect of litigation settlements and work-outs, (vii) all purchase and lease prepayments received from a Customer with respect to any Project, and (viii) all other revenues,

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receipts and other payments to such Wholly-Owned Funds of every kind whether arising from their ownership, operation or management of the Projects, (b) with respect to any Guarantor (other than the SREC Guarantor), all distributions with respect to the Fund Membership Interests, (c) with respect to the SREC Guarantor, all payments in connection with SRECs and SREC Contracts, (d) amounts contributed or otherwise paid by Sponsor to Borrower and (e) interest earned on amounts deposited in the Collateral Accounts during the relevant period; provided, that the Collections shall not include any Excluded Property or Fund SREC Property.

“Collections Account” shall have the meaning given to such term in the Depositary Agreement.

“Commitment” shall mean, for each Lender, the obligation of such Lender to make a Loan up to an aggregate principal amount equal to the amount set forth under such Lender’s name on Appendix A (Lender Commitments) opposite the heading “Commitment” (as the same may be adjusted from time to time as a consequence of an assignment in accordance with Section 12.05 (Successors and Assigns)).  The aggregate amount of the Commitments of the Lenders on the Closing Date is $203,750,000.

“Communications” shall have the meaning assigned to that term in Section 8.01(g) (Data Site).

“Competitor” means any Person directly or through its Affiliates engaged in the business of owning, managing, operating, maintaining or developing renewable energy systems for use in distributed generation applications (whether residential or commercial) in the United States; provided, that (x) a Person who is involved in such activities solely as a result of such Person being engaged as a back-up servicer or transition manager (including Wells Fargo Bank, National Association or U.S. Bank National Association) or as a result of making passive investments (including tax equity investments) in such activities or (y) each Lender party hereto as of the Closing Date, and each Affiliate of each such Lender, shall, in each case, not be considered a “Competitor” hereunder.

“Consent Termination Agreements” shall mean each of (i) the Termination Agreement, dated as of the date hereof, by and among the Aggregation Facility Borrower, Fund XI Guarantor, the Aggregation Facility Collateral Agent, Firstar Development, LLC and USB VS SIF, LLC, (ii) the Termination Agreement, dated as of the date hereof, by and among the Aggregation Facility Borrower, Fund XIII Guarantor, the Aggregation Facility Collateral Agent and Firstar Development, LLC, and (iii) the Termination Agreement, dated as of the date hereof, by and among the Aggregation Facility Borrower, Fund XVIII Guarantor, the Aggregation Facility Collateral Agent and BAL Investment & Advisory, Inc.

“Credit Rating” shall mean, with respect to any Person, the rating by a Rating Agency or any other rating agency agreed to by the Parties then assigned to such Person’s unsecured, senior long-term debt obligations (not supported by third party credit enhancements) or if such entity does not have a rating for its senior unsecured long-term debt, then the rating then assigned to such Person as an issuer rating by a Rating Agency or any other rating agency

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approved with the consent of the Administrative Agent (acting on the written instructions of the Majority Lenders).

“Credit Requirements” shall mean, with respect to any Person, that such Person has at least one of the following Credit Ratings:  “Baa2” (outlook stable and not on credit watch for downgrade) or higher from Moody’s, “BBB-” (outlook stable and not on credit watch for downgrade) from S&P or “BBB-” (outlook stable and not on credit watch for downgrade) or higher from Fitch.

“Cumulative Loss Event” shall mean, on any Calculation Date, (a) the amount of the reduction in Portfolio Value resulting from or attributable to each Ineligibility Event occurring since the Closing Date exceeds (b)(i) the amount of the reduction in Portfolio Value projected to occur by such Calculation Date under the Base Case Model as a result of each Ineligibility Event plus (ii) the principal amount of all prior Ineligible Project Prepayments.

“Customer” shall mean a natural person or trust party to a Customer Agreement who leases, or agrees to purchase Energy produced by, a Project.

“Customer Agreement” shall mean those power purchase agreements or customer lease agreements (together with all ancillary agreements and documents related thereto, including any assignment agreement to a replacement Customer) with respect to a Project between a Fund, as owner or lessor, and a Customer, whereby the Customer agrees to purchase the Energy produced by the related Project for a fixed fee (subject to escalation) per kWh, or agrees to lease the Project for monthly lease payments, as applicable, in each case for a specified term of years and including agreements where the Customer has the ability to prepay such amounts.

“Debt Service” shall mean, for any period, the sum, computed without duplication, of the following:  (a) all amounts payable by the Borrower in respect of principal of Indebtedness hereunder (other than prepayments of Loans during such period pursuant to Section 3.03 (Optional Prepayments) or Section 3.04 (Mandatory Prepayments)), including the aggregate amount of all principal, Agency Expenses, or any other recurrent analogous costs and damages (including gross-ups and increased cost payments) payable pursuant to any Loan Document plus (b) all amounts payable by the Borrower in respect of Interest Expense for such period.

“Debt Service Reserve Account” shall have the meaning given to such term in the Depositary Agreement.

“Debt Service Reserve Required Amount” shall have the meaning given to such term in the Depositary Agreement.

“Debt Termination Date” shall mean the date on which (a) the Commitments have expired or been terminated, (b) the principal of and interest on each Loan and all fees payable hereunder shall have been paid indefeasibly paid in cash in full and (c) all other Obligations

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(other than any inchoate indemnification or expense reimbursement Obligations that expressly survive termination of this Agreement) shall have indefeasibly paid in cash in full.

“Debtor Relief Laws” shall mean the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect.

“Default” shall mean any event, occurrence or circumstance that is, or with notice or the lapse of time or both would become, an Event of Default.

“Deficient Project” shall mean a Project that is a “Deficient Project” or “Cancelled Project”, each as defined in the applicable Limited Liability Company Agreement, Master Lease Agreement or Master Purchase Agreement, or any other Project that was ineligible to be tranched or funded, or in respect of which returns have been or are required to be prepaid, under the applicable Tax Equity Documents.

“Depositary Agent” shall mean Wells Fargo Bank, National Association, and its successors and assigns in such capacity in accordance with the Depositary Agreement.

“Depositary Agreement” shall mean the Depositary Agreement dated as of the Closing Date, among the Borrower, the Guarantors party thereto, the Administrative Agent, the Collateral Agent and the Depositary Agent and substantially in the form of Exhibit D (Form of Depositary Agreement).

“Distribution Conditions” shall mean:

(a)no Default or Event of Default has occurred and is continuing;

(b)the Debt Service Reserve Account is fully funded, or an Acceptable DSR Letter of Credit has been posted, in an aggregate amount at least equal to the then applicable Debt Service Reserve Required Amount;

(c)the Inverter Replacement Reserve Account is fully funded in an amount at least equal to the then applicable Inverter Replacement Reserve Required Amount;

(d)at all times until the first Scheduled Payment Date to occur after the third anniversary of the Closing Date, the Supplemental Reserve Account is fully funded in an amount at least equal to the then applicable Supplemental Reserve Required Amount;

(e)no Manager Event, Provider Event or Lessor Default, or any other event that would with the giving of notice, passage of time or both would result in any of the foregoing, shall have occurred and be continuing; and

(f)as of the applicable Scheduled Payment Date, (i) the Historical Debt Service Coverage Ratio for the Rolling Period ending on such Scheduled Payment Date is not less than 1.20:1.00; and (ii) the Projected Debt Service Coverage Ratio for the

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subsequent Rolling Period commencing on the day following the applicable Scheduled Payment Date is not less than 1.20:1.00, and the Borrower shall have delivered a Scheduled Payment Date Report to the Administrative Agent and Lenders certifying to the same.

“Distribution Suspense Account” shall have the meaning given to such term in the Depositary Agreement.

“Dollars” and “$” shall mean lawful money of the United States.

“DTE SREC Consent” shall mean that certain consent and acknowledgment dated as of January 5, 2017 by and between the DTE Energy Trading, Inc. a Michigan corporation, the SREC Seller Parties and the Collateral Agent for the benefit of the Secured Parties, as acknowledged by DTE Energy Company, a Michigan corporation (as buyer guarantor).

“Early Amortization Period” shall mean a period beginning on any Scheduled Payment Date where the Distribution Conditions have not been satisfied on such Scheduled Payment Date and the immediately prior Scheduled Payment Date (two consecutive Scheduled Payment Dates in total) and continuing until the Scheduled Payment Date upon which the Distribution Conditions have been satisfied.

“Economic Interest” shall mean the direct or indirect ownership by one Person of Capital Stock in another Person.  A Person who directly holds all of the Capital Stock of another Person is understood to hold an Economic Interest of one hundred percent (100%) in such other Person.  For purposes of determining the Economic Interest of one Person in another Person where there are one or more other Persons in the chain of ownership, the Economic Interest of the first Person in the second Person shall be deemed proportionately diluted by Economic Interests of less than one hundred percent (100%) held by such other Persons in the chain of ownership.  For example, if Company A owns eighty percent (80%) of the Capital Stock of Company B, which in turn owns eighty percent (80%) of the partnership interests in Partnership C, which in turn owns fifty percent (50%) of the Capital Stock in Company D, then Company A would have an Economic Interest in Company D of thirty-two percent (32%).

“EEA Member Country” shall mean any member state of the European Union, Iceland, Liechtenstein and Norway.

“Eligible Customer Agreement” shall mean a Customer Agreement substantially in the form of one of the form agreements attached to the Officer’s Certificate or such other form of agreement as approved by the Majority Lenders in writing, which forms may be modified in a manner permitted under the Tax Equity Documents so long as such revisions could not reasonably be expected, in the aggregate across all such revisions to all Customer Agreements, to have a Material Adverse Effect.

“Eligible Project” shall mean a Project installed on a dwelling owned by the applicable Customer, which Project is owned by a Fund and (a) has been Placed in Service, (b) is

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not the subject of any Revenue Termination Event or Ineligibility Event, and (c) is not a Deficient Project.

“Eligible Revenues” shall mean Operating Revenue from Eligible Projects to the extent such Operating Revenues solely consist of (a) payments by Customers pursuant to the applicable Customer Agreement and (b) Eligible SREC Proceeds.

“Eligible SREC Contract” shall mean individually or collectively, as the context requires, each agreement and each associated guaranty listed under the heading “Eligible SREC Contracts” on Schedule 7.22(a) (Portfolio Documents).

“Eligible SREC Counterparty” shall mean the counterparty to a SREC Seller Party under an Eligible SREC Contract (and its applicable guarantor).

“Eligible SREC Proceeds” shall mean all revenues and proceeds under any Eligible SREC Contract to the extent that a direct agreement has been entered into with the applicable Eligible SREC Counterparty.

“Employee Benefit Plan” shall mean any employee pension benefit plan within the meaning of Section 3(2) of ERISA (excluding any Multiemployer Plan) which is subject to Title IV of ERISA or to Section 412 of the Code.

“Energy” shall mean electric energy, expressed in megawatt hours or kilowatt hours (“kWh”), of the character that passes through transformers and transmission wires, where it eventually becomes alternating current electric energy delivered at nominal voltage.

“Environmental Laws” shall mean all present and future Laws pertaining to or imposing liability or standards of conduct concerning environmental protection, human health and safety, contamination or clean-up or the use, handling, generation, Release or storage of Hazardous Material, including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, the Resource Conservation and Recovery Act, as amended, the Emergency Planning and Community Right-to-Know Act of 1986, as amended, the Hazardous Substances Transportation Act, as amended, the Solid Waste Disposal Act, as amended, the Clean Water Act, as amended, the Clean Air Act, as amended, the Toxic Substances Control Act, as amended, the Safe Drinking Water Act, as amended, the Occupational Safety and Health Act, as amended (to the extent relating to human exposure to Hazardous Materials), the National Environmental Policy Act, as amended, and all analogous state or local statutes, (including, with respect to the Projects located in the State of New York, the New York State Environmental Quality Review Act, as amended and, with respect to the Projects located in the State of New Jersey, the New Jersey Site Remediation Reform Act), any state superlien Law and environmental clean-up Laws and all regulations adopted in respect of the foregoing Laws whether now or hereafter in effect.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended or as may be amended from time to time.

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“ERISA Affiliate” shall mean, in relation to any Person, any other Person under common control with the first Person, within the meaning of Section 4001(a)(14) of ERISA.

“EU Bail-In Legislation Schedule” shall mean the document described as such and published by the Loan Market Association (or any successor Person) from time to time.

“Event of Default” shall have the meaning assigned to that term in Section 10.01 (Events of Default).

“Event of Loss” shall mean (a) an event which causes all or a material portion of an Asset of a Relevant Party to be damaged, destroyed or rendered unfit for normal use for any reason whatsoever (including any covered loss under a casualty insurance policy) and (b) any compulsory transfer or taking, or transfer under threat of compulsory transfer, of any Asset of a Relevant Party pursuant to the power of eminent domain, condemnation or otherwise.

“Excess Agency Expenses” shall mean, at all times other than when an Event of Default has occurred and is continuing, the amount of Agency Expenses in excess of the Agency Expense Cap.

“Excluded Property” shall mean, solely to the extent no Event of Default shall have occurred and be continuing, each of the following:

(a) all cash proceeds from any upfront solar energy incentive programs, including proceeds disbursed as an expected performance based buydown pursuant to the California Solar Initiative (which are not subject to state income tax), or any other state or local solar power incentive program which provides incentives that are substantially similar to the expected performance based buydown provided under the California Solar Initiative (and which are similarly not subject to state income tax);

(b) all cash proceeds from any state income tax credit, including proceeds pursuant to the refundable Hawaii Energy Tax Credits;

(c) Rebates; and

(d) proceeds of any true-up payment paid to any applicable Guarantor in respect of Fund XIII and Fund XVIII.

“Excluded Taxes” shall mean any of the following Taxes imposed on or with respect to any Recipient or required to be withheld or deducted from a payment to any Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the Laws of, or having its principal office or, in the case of any Lender, its Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Recipient with respect to any right to payment hereunder or an applicable interest in a Loan or Commitment pursuant to a Law in effect on the date on which (i) such Recipient acquires such interest in the Loan or Commitment or in this Agreement or (ii) such

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Recipient (if the Recipient is a Lender) changes its Lending Office, except in each case to the extent that, pursuant to Section 5.02(a) (Taxes), amounts with respect to such Taxes were payable either to such Recipient’s assignor immediately before such Recipient became a party hereto or to such Recipient immediately before it changed its Lending Office, (c) Taxes attributable to such Recipient’s failure to comply with Section 5.02(e) (Taxes) and (d) any withholding Taxes imposed pursuant to FATCA.

“Exempt Customer Agreements” shall mean (a) any Customer Agreement which has unpaid Rents that are *** days or more past due, (b) any Customer Agreement where (i) the Customer’s interest in the underlying host Property for the applicable Project has been sold or otherwise transferred without either the Customer purchasing the Project or the new owner assuming such Customer Agreement and (ii) the applicable Fund Provider reasonably determines that the current Customer will not make any purchase payment due under the Customer Agreement and the new owner will refuse to assume such Customer Agreement but for a Payment Facilitation Agreement in respect thereof, or (c) any Customer Agreement subject to a dispute between the applicable Fund and the Customer which, in light of the facts and circumstances known at the time of such dispute, the Fund Provider reasonably determines the Customer under such Customer Agreement could reasonably be expected to stop making Rent payments due under the Customer Agreement but for a Payment Facilitation Agreement.

“FATCA” shall mean Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code, any applicable intergovernmental agreements entered into in connection with the foregoing and any Law, regulation or practice adopted pursuant to any such intergovernmental agreement.

“FERC” shall mean the Federal Energy Regulatory Commission and any successor authority.

“FICO® Score” shall mean, in respect of any Customer, a credit score obtained from (a) Experian Information Solutions, Inc., (b) Transunion, LLC or (c) Equifax Inc., in each case, as obtained in connection with such Customer Agreement.  If the Customer is a trust, the applicable credit score for that Customer shall be the credit score of the trustee.

“Final Maturity Date” shall mean January 5, 2035.

“Financial Statements” shall mean in relationship to any Person, its consolidated statements of operations and members’ equity, statements of cash flow and balance sheets.

“Financing SRECs” shall mean the SRECs transferred from a Fund or a Guarantor to SREC Guarantor pursuant to the Fund XI SREC Transfer Agreement, the Fund XIII SREC Transfer Agreement and the Fund I SREC Transfer Agreement (as each such term is defined in Schedule 7.22(a) (Portfolio Documents)).

“Fitch” shall mean Fitch Ratings Ltd. and its successors.

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“Flip Point” shall have the meaning given to the term “Flip Point” in the applicable Limited Liability Company Agreement of Fund XVIII.

“Foreign Lender” shall mean any Recipient that is not a U.S. Person.

“FPA” shall mean the Federal Power Act, as amended, and FERC’s regulations thereunder.

“Fund” shall mean each Owned Fund and the Lessee.

“Fund Account” shall mean a deposit account or securities account in the name of a Fund into which all Rents and other Operating Revenues paid to such Fund are deposited and each “Lessee Account” and the “Lessor Account” (each as defined in the Lease Depositary Agreement).

“Fund Manager Membership Interests” shall mean (a) in the case of the Partnership Flip Funds, all of the outstanding class B membership interests issued by the Funds (including all Economic Interests and Voting Rights applicable to the class B member) and (b) in the case of the Lessor, all of the outstanding membership interests issued by the Lessor.

“Fund Membership Interests” shall mean all of the outstanding Fund Manager Membership Interests and all other membership interests issued by a Fund that have been acquired by a Guarantor or where the Tax Equity Member has withdrawn (including all acquired Economic Interests and Voting Rights).

“Fund Provider” shall mean the Provider and any replacement services provider appointed under a replacement Administrative Services Agreement or Maintenance Services Agreement in accordance with Section 9.10(d) (Portfolio Documents).

“Fund Purchase Option” shall mean any option under the Tax Equity Documents to purchase the outstanding “class A” membership interests of a Tax Equity Fund or any membership interests held by a Tax Equity Member in such Tax Equity Fund.

“Fund Representations” shall mean the representations set forth in Annex A (Fund Representations).

“Fund SREC Property” shall mean (i) all Aggregator SRECs, (ii) receivables pursuant to the SREC Aggregator Master PSA and proceeds from the sale of SRECs received pursuant to the SREC Aggregator Master PSA and (iii) the Unpledged SREC Account and all amounts deposited therein; provided, that, for the avoidance of doubt, no cash distributions with respect to the Fund Membership Interests shall be Fund SREC Property.

“Fund SREC Transfer Agreements” shall mean individually or collectively, as the context requires, each agreement listed under the heading “Fund SREC Transfer Agreements” on Schedule 7.22(a) (Portfolio Documents), which may be modified from time to time subject to Section 9.10 (Portfolio Documents).

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“Fund Termination Agreements” shall mean each of (i) the Termination Agreement, dated as of the date hereof, by and between Fund XI Guarantor, the Aggregation Facility Administrative Agent and the Aggregation Facility Collateral Agent, and acknowledged and agreed by the Aggregation Facility Borrower, (ii) the Termination Agreement, dated as of the date hereof, by and between Fund XIII Guarantor, the Aggregation Facility Administrative Agent and the Aggregation Facility Collateral Agent, and acknowledged and agreed by the Aggregation Facility Borrower, (iii) the Termination Agreement, dated as of the date hereof, by and between Lessor Manager Guarantor, the Aggregation Facility Administrative Agent and the Aggregation Facility Collateral Agent, and acknowledged and agreed by the Aggregation Facility Borrower, and (iv) the Termination Agreement, dated as of the date hereof, by and between Fund XVIII Guarantor, the Aggregation Facility Administrative Agent and the Aggregation Facility Collateral Agent, and acknowledged and agreed by the Aggregation Facility Borrower.

“Fund XI” shall mean Vivint Solar Fund XI Project Company, LLC, a Delaware limited liability company.

“Fund XI Guarantor” shall mean Vivint Solar Fund XI Manager, LLC, a Delaware limited liability company.

“Fund XIII” shall mean Vivint Solar Fund XIII Project Company, LLC, a Delaware limited liability company.

“Fund XIII Guarantor” shall mean Vivint Solar Fund XIII Manager, LLC, a Delaware limited liability company.

“Fund XVIII” shall mean Vivint Solar Fund XVIII Project Company, LLC, a Delaware limited liability company.

“Fund XVIII Guarantor” shall mean Vivint Solar Fund XVIII Manager, LLC, a Delaware limited liability company.

“Fund XVIII Projects” shall mean each of the Projects owned by Fund XVIII.

“Fund XVIII Tax Equity Member” shall mean each Tax Equity Member in Fund XVIII.

“Funding Account” shall have the meaning given to it in the Depositary Agreement.

“Further Guidance” means statutory amendments; temporary, proposed or final Treasury Regulations; any IRS guidance published in the Internal Revenue Bulletin and/or Cumulative Bulletin; any notice, announcement, revenue ruling or revenue procedure or similar authority issued by the IRS; or any other administrative guidance, in each case, interpreting or applying Section 1101 of the Budget Act.

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“GAAP” shall mean generally accepted accounting principles in the United States applied on a basis consistent with those principles set forth in Section 1.02(a) (Accounting Terms and Determinations).

“Government Official” means any governmental official or employee, employee of any government-owned or government-controlled entity, political party, any official of political party, candidate for political office, official of any public international organization or anyone else acting in an official capacity.

“Governmental Authority” shall mean any supranational, national, federal or state or local government or other political subdivision thereof or any entity, including any regulatory or administrative authority or court or central bank, exercising executive, legislative, judicial, regulatory or administrative or quasi-administrative functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Grant” means a cash grant under section 1603 of the American Recovery and Reinvestment Act of 2009, as amended.

“Guarantor” shall mean each of the Lessor Manager Guarantor, the Partnership Flip Manager Guarantors, SREC Guarantor and any Wholly-Owned Fund.

“Guarantor Account” shall have the meaning given to such term in the Depositary Agreement.

“Guarantor Collateral Agreement” shall mean the guaranty and pledge agreement dated as of the Closing Date between each Guarantor from time to time and the Collateral Agent for the benefit of the Secured Parties.

“Guarantor Manager Membership Interests” shall mean all of the outstanding limited liability company interests issued by the Partnership Flip Manager Guarantors, the Lessor Manager Guarantor and the SREC Guarantor (including all Economic Interests and Voting Rights).

“Hazardous Material” shall mean any pollutant, contaminant or hazardous or toxic substance, material or waste that is regulated by or could form the basis of liability now or hereafter under, any Environmental Law, including any (a) petroleum, petroleum hydrocarbons, petroleum products, crude oil or any fraction or by-product derivatives; (b) flammable substances, explosives or radioactive materials; (c) asbestos or asbestos-containing materials in any form; (d) polychlorinated biphenyls; and (e) any other radioactive, hazardous, toxic or noxious waste, substance, material, pollutant or contaminant that, whether by its nature or its use, is subject to regulation or giving rise to liability or obligation under any Environmental Law.

“Historical Debt Service Coverage Ratio” shall mean, for any Rolling Period, the ratio of (a) the sum of Net Cash Flow plus Ineligible SREC Proceeds plus any amounts withdrawn from the Supplemental Reserve Account during such Rolling Period solely to the extent withdrawn for application in accordance with Section 4.02(d)(ii) or (iii) of the Depositary Agreement to (b) Debt Service required to be paid during such Rolling Period.

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“Included System Services” shall have the meaning given to the terms “System Services”, “Base System Services” and “Administrative Services” (other than “Additional Administrative Services” as defined in the Lease Services Agreements) in the applicable Services Agreements, or such other term used to describe included services under the Services Agreements.

“Indebtedness” shall mean, for any Person, without duplication:  (a) all indebtedness of such Person for borrowed money, for amounts drawn under a letter of credit, or for the deferred purchase price of Property for which such Person or its Assets is liable, (b) all unfunded amounts under a loan agreement, letter of credit, surety bond or other similar instrument (unless secured in full by cash), or other credit facility for which such Person would be liable if such amounts were advanced thereunder, (c) all amounts required to be paid by such Person as a guaranteed payment to partners or a preferred or special dividend, including any mandatory redemption of shares or interests and any other payment required to be made in respect of any equity interests in any Person or rights or options to acquire any equity interests in any Person, but excluding any distributions required to be made (i) in respect of the outstanding class A membership interests issued by the Tax Equity Funds, (ii) to Borrower or any Subsidiary in respect of the outstanding Fund Membership Interests or Guarantor Manager Membership Interests or (iii) target lessee distributions payable under the Tax Equity Documents, (d) all obligations (including all amounts to be capitalized) under leases that constitute capital leases for which such Person is liable, (e) all obligations of such Person under interest rate swaps, caps, floors, collars and other interest hedge agreements, in each case whether such Person is liable contingently or otherwise, as borrower, guarantor or otherwise, or in respect of which obligations such Person otherwise assures a creditor against loss, (f) all obligations of such Person under conditional sale or other title retention agreements relating to Property or Assets acquired by such Person (even though the rights of the seller or lender thereunder may be limited in recourse), and (g) all guarantees of such Person in respect of any of the foregoing.  The Indebtedness of a Person shall include the Indebtedness of any partnership in which such Person is a general partner, other than to the extent that the instrument or agreement evidencing such Indebtedness expressly limits the liability of such Person in respect thereof.

“Indemnified Taxes” shall mean (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes.

“Indemnitee” shall have the meaning assigned to that term in Section 12.03(b) (Expenses; Etc).

“Indemnity Claims” shall have the meaning assigned to that term in Section 12.03(b) (Expenses; Etc.).

“Independent” shall mean, when used with respect to any specified Person, that such Person (a) is in fact independent of each of the Relevant Parties and any Affiliate thereof, (b) does not have any direct financial interest or any material indirect financial interest in any of the Relevant Parties or any Affiliate thereof and (c) is not connected with any of the Relevant

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Parties or any Affiliate thereof as an officer, employee, member, manager, contractor, promoter, underwriter, trustee, partner, director or person performing similar functions.

“Independent Engineer” shall mean Leidos Engineering or any other Person from time to time appointed by the Administrative Agent (at the written instructions of the Majority Lenders) to act as “Independent Engineer” for the purposes of this Agreement.

“Ineligibility Amount” shall have the meaning given to it in the definition of “Ineligibility Prepayment Amount”.

“Ineligibility Event” shall mean in respect of any Project:

(a) the applicable Customer becomes more than *** days past due on any amount due under the related Customer Agreement;

(b) the applicable Customer makes an Ineligible Customer Reassignment;

(c) such Project is discovered not to have been an Eligible Project as of the Closing Date; or

(d) the early termination of its applicable Customer Agreement (without a replacement being entered into that would cause the Project to continue to meet the criteria for an Eligible Project) and no termination payment has been paid by the Customer by the date that is *** days after such termination; except to the extent any of the events in paragraphs (a) through (d) above occur in respect of a Non-PTO Project.

“Ineligibility Prepayment Amount” shall mean, on any Scheduled Payment Date, the product of (a) the Repayment Factor multiplied by (b) an amount (the “Ineligibility Amount”) equal to (i) the reduction in Portfolio Value resulting from or attributable to each Ineligibility Prepayment Project occurring during the calendar quarter ending on the immediately prior Calculation Date (which shall be calculated assuming no further Net Cash Flow or other proceeds shall be received in respect of such Ineligibility Prepayment Projects) minus (ii) any applicable Prepayment Reduction Amount (provided that the Ineligibility Amount shall not be less than zero); provided that if the Repayment Factor at the time of the applicable prepayment of the Loans with such Ineligibility Prepayment Amount is greater than the Projected Repayment Factor for such payment period, then the Ineligibility Prepayment Amount shall be equal to the lesser of (i) the Ineligibility Amount and (ii) an amount that would cause the Repayment Factor (based on the principal outstanding immediately after a prepayment of the Loans in such amount) to be equal to the Projected Repayment Factor for such prepayment period.

“Ineligibility Prepayment Project” shall mean, in respect of any Scheduled Payment Date, a Project that became the subject of an Ineligibility Event during the calendar quarter ending on the immediately prior Calculation Date and where a Cumulative Loss Event occurred on such Calculation Date.

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“Ineligible Customer Reassignment” shall mean a Customer Agreement has been assigned and (i) if the Customer is not a trust, the assignee Customer has a FICO® Score of less than ***, or (ii) if the Customer is a trust, the trustee has a FICO® Score of less than ***.

“Ineligible Project Prepayment” shall mean, in respect of any Scheduled Payment Date, the mandatory prepayment payable on such applicable Scheduled Payment Date in accordance with Section 3.04(c) (Ineligibility Events).

“Ineligible SREC Contracts” shall mean any SREC Contracts that are not Eligible SREC Contracts.

“Ineligible SREC Proceeds” shall mean all revenues and proceeds under Ineligible SREC Contracts that have been received by the Borrower from the Funds or any Guarantor.

“Information” shall have the meaning given to such term in Section 7.25(a) (Full Disclosure).

“Institutional Investor” shall mean any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

“Insurance Consultant” shall mean Moore-McNeil, LLC or any other Person from time to time appointed by the Administrative Agent (at the written instructions of the Majority Lenders) to act as “Insurance Consultant” for the purposes of this Agreement.

“Interest Expense” shall mean, for any period, all interest in respect of Indebtedness hereunder accrued or capitalized during such period (whether or not actually paid during such period).

“Interest Rate” shall mean 6.04% per annum.

“Inverter Replacement Reserve Account” shall have the meaning given to such term in the Depositary Agreement.

“Inverter Replacement Reserve Required Amount” shall have the meaning given to such term in the Depositary Agreement.

“Investment Company Act” shall mean the United States Investment Company Act of 1940, as amended or as may be amended from time to time.

“Involuntary Bankruptcy” shall mean any involuntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar Law now or hereafter in effect, in which the Sponsor or any Relevant Party is a debtor or any Assets of any such entity is property of the estate therein.

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[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

“IRS” shall mean the United States Internal Revenue Service.

“ITC” shall mean the 30% investment tax credit under Section 48 of the Code.

“ITC Insurance Coverage Amount” shall mean $20,000,000.

“ITC Insurance Loss” shall have the meaning given to it in the Depositary Agreement.

“ITC Insurance Policy” shall mean a final binding Tax Insurance Policy issued by ITC Underwriting Representative in the ITC Insurance Coverage Amount to Fund XVIII Guarantor, as named insured, and Fund XVIII, as insured, in substantially the form of Exhibit N (Form of ITC Insurance Policy).

“ITC Insurance Policy Account” shall have the meaning given to it in the Depositary Agreement.

“ITC Insurance Policy Retention Reserve Amount” shall have the meaning given to it in the Depositary Agreement.

“ITC Insurer” shall mean the “Insurers” as defined in the ITC Insurance Policy.

“ITC Underwriting Representative” shall mean Ambridge Partners LLC.

“KBRA” shall mean Kroll Bond Rating Agency, Inc. and any successor to its rating agency business.

“Knowledge” whenever used in this Agreement or any of the Loan Documents, or in any document or certificate executed pursuant to this Agreement or any of the Loan Documents, (whether by use of the words “knowledge” or “known”, or other words of similar meaning, and whether or not the same are capitalized), shall mean, with respect to the Borrower:  actual knowledge of the Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Chief Commercial Officer, General Counsel, Chief Revenue Officer, Chief Sales Officer, Chief Technology and Information Officer and Controller of the Sponsor or any other position with substantially the same responsibilities of such Persons and any other Person that is an officer of, or is employed by, a Relevant Party or the Manager and is authorized with managerial responsibilities.  The Borrower shall cause each Subsidiary and the Manager to promptly notify it of any event or circumstance that would require the Borrower to provide notice to a Lender Party under the Loan Documents upon Knowledge of the Borrower.  Any notice delivered to the Sponsor or any Relevant Party (including to the Manager as their agent) by a Secured Party shall provide such Person with Knowledge of the facts included therein.

“Laws” shall mean, collectively, all international, foreign, Federal, state and local statutes, common law, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority, and all applicable administrative orders, decrees,

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directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

“Lease Depositary Agreement” shall mean that certain Depositary Agreement dated as of June 1, 2015, by and between Lessor and Lessee, as amended by the Amendment to Depositary Agreement dated March 10, 2016.

“Lease Manager” shall mean the Provider and any replacement services provider assuming the position of “manager” of the Lessee, under a replacement Administrative Services Agreement and the Lessee Limited Liability Company Agreement, in accordance with Section 9.10(d) (Portfolio Documents).

“Lease Services Agreements” shall mean (a) that certain Administrative Services Agreement, dated June 1, 2015, among Provider, Lessor, and VS BC Solar Lessee I, LLC and (b) that certain Maintenance Services Agreement, dated June 1, 2015, among Provider, Lessor, and VS BC Solar Lessee I, LLC.

“Lease Term” shall mean the “Lease Term” under, and as defined in, the Master Lease Agreement.

“Lender” shall have the meaning given to such term in the preamble hereto.

“Lender Parties” shall mean the Administrative Agent and each Lender.

“Lending Office” shall mean, with respect to each Lender, such Lender’s address and, as appropriate, account on file with the Administrative Agent, or such other address or account as such Lender may from time to time notify to the Administrative Agent.  “Lessee” shall mean VS BC Solar Lessee I, LLC, a Delaware limited liability company in writing.

“Lessee Default” shall mean a “Lessee Default” under, and as defined in, the Master Lease Agreement.

“Lessor” shall mean Vivint Solar Fund XVI Lessor, LLC, a Delaware limited liability company.

“Lessor Default” shall mean the occurrence of an uncured “Lessor Default” under, and as defined in, the Master Lease Agreement.  A Lessor Default may be cured if, within forty (45) days, the applicable default is waived in writing by the Lessee or is otherwise cured without the exercise of remedies by the Lessee.

“Lessor Manager Guarantor” shall mean Vivint Solar Fund XVI Manager, LLC, a Delaware limited liability company.

“Lien” shall mean, with respect to any Property of any Person, any mortgage, lien, pledge, charge, lease, easement, servitude, security interest or encumbrance of any kind in respect of such Property of such Person.  For purposes of this Agreement and the other Loan Documents, a Person shall be deemed to own subject to a Lien any Property which it has

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acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement (other than an operating lease) relating to such Property or, in the case of securities, subject to any purchase option, call or other similar rights of a third party with respect to such securities.

“Limited Liability Company Agreement” shall mean the respective limited liability company agreement or operating agreement of each Tax Equity Fund.

“Loan” shall have the meaning assigned to that term in Section 2.01(a) (Loans).

“Loan Documents” shall mean, collectively, this Agreement, the Notes, the Agency Fee Letter, the Collateral Documents, the Closing Date Assignment Agreements, the Master SREC Purchase and Sale Agreements, each Back-Up Servicing Agreement entered into in respect of a Wholly-Owned Fund, and all other documents, agreements or instruments executed in connection with the Obligations.  For the avoidance of doubt, the term “Loan Documents” shall not include the Portfolio Documents.

“Loan Exposure” shall mean, at any time, for any Lender, the sum of (a) the available amount of such Lender’s Commitments at such time plus (b) the aggregate outstanding principal amount of the Loans held by such Lender at such time.  The Loan Exposure of all the Lenders at any time shall be the aggregate of the Loan Exposures of each Lender at such time.

“Loan Parties” shall mean the Borrower, Pledgor and each Guarantor.

“Loss Proceeds” shall mean all amounts and proceeds (including instruments) from an Event of Loss received by the Loan Parties, including, without limitation, insurance proceeds or other amounts actually received, except proceeds of business interruption insurance.

“Maintenance Services” shall mean the services provided by a Fund Provider under its applicable Maintenance Services Agreement.

“Maintenance Services Agreements” shall mean individually or collectively, as the context requires, each agreement listed under the heading “Maintenance Services Agreements” on Schedule 7.22(a) (Portfolio Documents) and any replacement maintenance services agreement entered into in accordance with Section 9.10(d) (Portfolio Documents).

“Major Decision” shall mean, as to each Fund, any of the decisions contemplated to be made in any of the Limited Liability Company Agreements which (i) require a vote by or the consent or approval of all or a supermajority or majority of the members or the Tax Equity Members of the applicable Fund and (ii) could, if made or not made, reasonably be expected (x) to have a Material Adverse Effect, (y) to result in a reduction of Net Cash Flow during any quarterly period or (z) to result in the Portfolio Value, calculated immediately after giving effect to such modification to be less than the Portfolio Value, calculated immediately prior to giving effect to such modification.

“Majority Lenders” shall mean, subject to Section 12.04 (Amendments; Etc), Lenders having Loan Exposure representing more than 50% of the sum of the total Loan

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Exposure at such time; provided that, at all times when two or more Lenders that are not Affiliates have loan Exposure, “Majority Lenders” must include two or more such Lenders that are not Affiliates.

“Make-Whole Amount” shall mean, with respect to any Loan, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Loan over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero.  For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

“Called Principal” means, with respect to any Loan, the principal of such Loan that is to be prepaid pursuant to Section 3.03 (Optional Prepayments) and Section 3.04(a) (Incurrence of Indebtedness) or has become or is declared to be immediately due and payable pursuant to Section 10.01 (Events of Default), as the context requires.

“Discounted Value” means, with respect to the Called Principal of any Loan, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on such Loan is payable) equal to the Reinvestment Yield with respect to such Called Principal.

“Reinvestment Yield” means, with respect to the Called Principal of any Loan, 0.50% plus the yield to maturity implied by (i) the yields reported, as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on the run U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable (including by way of interpolation), the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date].  In the case of each determination under clause (i) or clause (ii), as the case may be, of the preceding sentence, such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the actively traded on the run U.S. Treasury security with the maturity closest to and greater than such Remaining Average Life and (2) the actively traded on the run U.S. Treasury security with the

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maturity closest to and less than such Remaining Average Life.  The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Loan.

“Remaining Average Life” means, with respect to any Called Principal, the number of years (calculated to the nearest two decimal places) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest two decimal places) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, with respect to the Called Principal of any Loan, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made on such Loan hereunder, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 3.03 (Optional Prepayments), Section 3.04(a) (Incurrence of Indebtedness) or Section 10.01 (Events of Default); provided, further, that the interest that would be due after the Settlement Date with respect to the Called Principal shall be deemed to accrue at the rate of 3.50% per annum for all payment periods from and after the seven year anniversary of the Closing Date.

“Settlement Date” means, with respect to the Called Principal of any Loan, the date on which such Called Principal is to be prepaid pursuant to Section 3.03 (Optional Prepayments), Section 3.04(a) (Incurrence of Indebtedness) or has become or is declared to be immediately due and payable pursuant to Section 10.01 (Events of Default), as the context requires.

“Management Agreement” shall mean the Management Agreement by and between the Manager and the Borrower dated as of the Closing Date and any replacement management agreement entered into in accordance with Section 9.10(e) (Portfolio Documents).

“Management Consent Agreement” shall mean the Management Consent and Agreement dated as of the Closing Date by and among the Manager, the Borrower and the Collateral Agent and any replacement management consent agreement entered into in accordance with Section 9.10(e) (Portfolio Documents).

“Manager” shall mean Provider and any replacement services provider appointed under a replacement Administrative Services Agreement or Maintenance Services Agreement in accordance with Section 9.10(d) (Portfolio Documents).

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“Manager Event” shall mean the removal of any Guarantor as “managing member” of a Partnership Flip Fund.  A Manager Event may be cured, within the lesser of (i) thirty (30) days and (ii) such shorter period ending on the date when Collateral Agent’s cure period commences pursuant to the applicable consent to collateral assignment with the applicable Tax Equity Member (and otherwise at any time prior to the exercise of remedies for an Event of Default), if (x) the grounds for removal are waived in writing by the Tax Equity Member or cease to exist or (y) by the appointment of a Qualified Manager as replacement “managing member” in accordance with each of the requirements in sub-clauses (i)-(iii) of Section 9.10(f) (Portfolio Documents).

“Margin Stock” shall mean margin stock within the meaning of Regulation U and Regulation X.

“Master Back-Up Servicing Agreement” shall mean the Master Backup Servicer Agreement between Back-Up Servicer and Provider dated June 15, 2016, as amended by that certain Amendment and Joinder Agreement, dated as of November 7, 2016, among Provider, Back-Up Servicer, and Vivint Solar Servicer, LLC, which may be modified from time to time subject to Section 9.10(a) (Portfolio Documents).

“Master Lease Agreement” shall mean that certain Master Lease Agreement dated as of June 1, 2015 by and between Lessor and Lessee.

“Master Purchase Agreements” shall mean individually or collectively, as the context requires, each agreement listed under the heading “Master Purchase Agreements” on Schedule 7.22(a) (Portfolio Documents), which may be modified from time to time subject to Section 9.10 (Portfolio Documents).

“Master SREC Purchase and Sale Agreements” shall mean shall mean the SREC Financing Master PSA and the SREC Aggregator Master PSA.

“Material Adverse Effect” shall mean, (a) a material adverse effect upon the business, operations, Property, Assets or condition (financial or otherwise) of the Borrower and its Subsidiaries taken as a whole, (b) the material impairment of the ability of the Borrower or the SREC Seller Parties to perform their respective obligations under any Loan Document, or (c) a material adverse effect on the legality, validity or enforceability against any Relevant Party or the Sponsor of any of the (i) Loan Documents or the rights and remedies of any Secured Party under any of the Loan Documents (including the validity, perfection or priority of the Collateral Agent’s Liens on the Collateral) or (ii) Limited Liability Company Agreements, Master Lease Agreement, Eligible SREC Contracts or Sponsor Guaranties.

“Membership Interests” shall mean the Borrower Membership Interests, the Guarantor Manager Membership Interests and the Fund Membership Interests.

“Memorandum” shall mean the Confidential Information Memorandum dated October 2016 prepared by Merrill Lynch, Pierce, Fenner & Smith Incorporated relating to the transactions contemplated hereby.

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“Model Auditor” shall mean Novogradac & Company LLP or any other Person from time to time appointed by the Administrative Agent (at the written instructions of the Majority Lenders) to act as “Model Auditor” for the purposes of this Agreement.

“Moody’s” shall mean Moody’s Investors Service, Inc.

“Multiemployer Plan” shall mean a “multiemployer plan” (as defined in Section 3(37) or Section 4001(a)(3) of ERISA).

“Net Available Amount” shall mean, with respect to the issuance or incurrence of any Indebtedness by any Relevant Party, debt proceeds received in connection therewith net of any such debt proceeds required to be distributed to any Tax Equity Member pursuant to a Tax Equity Document solely to the extent such distribution to such Tax Equity Member reduces the cash distributions that would otherwise be payable to such Tax Equity Member in the future had such distribution to such Tax Equity Member of such debt proceeds not been made (whether through application against any priority return payable to such Tax Equity Member or an acceleration of any “flip date” or lease expiration date or otherwise).

“Net Cash Flow” shall mean, in respect of any period, the amount of Operating Revenues received by the Borrower during such period less Operating Expenses paid during such period; provided, that, where Net Cash Flow is projected (whether under the Base Case Model or otherwise) it shall exclude (x) any Operating Revenues that are not Eligible Revenues from projected Operating Expenses.

“Non-Covered Services” shall have the meaning given to the term “Non-Included System Services”, “Non-Agreed System Services”, “Non-Routine Additional Services” or “Non-Included Administrative Services” in each applicable Services Agreement or such other term used to describe services which are not Included System Services.

“Non-PTO Projects” shall mean each Project identified on Schedule A (Project Information) as not having been Placed in Service as of the Closing Date.

“Note” shall have the meaning given to such term in Section 2.02(b) (Execution and Delivery of Notes).

“Notice of Borrowing” shall mean a request for a Loan by the Borrower substantially in the form of Exhibit B (Form of Notice of Borrowing).

“Obligations” shall mean the principal amount of the Loans, accrued interest thereon, any Make-Whole Amount and all advances to, fees, costs, expenses and debts, liabilities, obligations, covenants and duties of, any Loan Party or SREC Seller Party to any Secured Party or Indemnitee arising under any Loan Document (including any other premium, damages, expenses, fees, costs, charges, disbursements, indemnities, and other liabilities) or otherwise with respect to any Loan, in each case whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest that would accrue on any of the foregoing during the pendency of any bankruptcy or related proceeding with respect to any Loan Party or SREC Seller Party.

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“OFAC” means the Office of Foreign Assets Control of the U.S. Department of the Treasury.

“Officer’s Certificate” shall mean a certificate signed by any Authorized Officer of the Borrower and delivered to the Administrative Agent in substantially the form attached as Exhibit H (Form of Officer’s Certificate).

“Operating Budget” shall mean the operating budget for the Relevant Parties set out under Section 8.01(e)(i) (Operating Budgets) and as approved when required by the Administrative Agent (acting on the written instructions of the Majority Lenders).

“Operating Expenses” shall mean for any applicable period, all expenses and other amounts in the nature of expenses incurred by the Borrower, the Wholly-Owned Funds and, except (in order to avoid double counting) where used in the definition of “Net Cash Flow,” the other Funds during that period on a cash basis, including (without duplication) (a) payments under the Management Agreement, Back-Up Servicing Agreements, the Services Agreements and the other Project Documents (including, without duplication, all Service Fees and capital expenditures), (b) payments to comply with Laws (including Environmental Laws), (c) insurance premiums to the extent not covered in the Service Fees under the Services Agreements, (d) Taxes (including payments in lieu of taxes), and (e) any other fee, cost and expense incurred in connection with (i) ownership, leasing and operation of the Projects held by the Wholly-Owned Funds and, except (in order to avoid double counting) where used in the definition of “Net Cash Flow,” the other Funds and (ii) the ownership of the Membership Interests (including Agency Expenses), but excluding (A) Debt Service and (B) expenses and amounts in the nature of expenses which are paid with the proceeds of Excluded Property or a contribution by or on behalf of the Sponsor or Pledgor.

“Operating Revenues” shall mean for any applicable period, all Collections or Eligible SREC Proceeds received by the Borrower from the Funds or any Guarantor (including SREC Guarantor) during that period on a cash basis but excluding (without duplication):

(a)any capital contribution or any other amounts contributed to the Relevant Parties by Sponsor, Pledgor or their Affiliates;

(b)the proceeds of the Loans or any other Indebtedness incurred by a Relevant Party;

(c)the proceeds of the sale, assignment or other disposition of any Collateral or other Asset of a Relevant Party (other than (i) ordinary course sales of power or the leasing of a photovoltaic system pursuant to the Customer Agreements and (ii) proceeds of SRECs and SREC Contracts);

(d)proceeds of any Revenue Termination Event or Ineligibility Event, including any termination payment, elective prepayment or purchase payments;

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(e)Loss Proceeds and any other insurance proceeds (other than business interruption proceeds) and proceeds of any warranty claims arising from manufacturer, installer and other warranties;

(f)any other proceeds or other amounts that are required to be mandatorily prepaid pursuant to Section 3.04 (Mandatory Prepayments); and

(g)any Excluded Property and the proceeds thereof and any Fund SREC Property and the proceeds thereof (other than cash distributions with respect to the Fund Membership Interests derived from Fund SREC Property and the proceeds thereof).

“Other Connection Taxes” shall mean, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising solely from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

“Other Taxes” shall mean all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes imposed with respect to an assignment.

“Owned Fund” shall mean the Lessor, each of the Partnership Flip Funds and each of the Wholly-Owned Funds.

“P50 Production” shall mean the production volume based on the P50 one (1) year confidence levels for Eligible Projects in the Project Pool reflected in the Base Case Model as of the Closing Date.

“Participant” shall have the meaning given to such term in Section 12.05(d)(i).

“Participant Register” shall have the meaning given to such term in Section 12.05(d)(ii).

“Partnership Flip Fund” shall mean each of Fund XI, Fund XIII and Fund XVIII.

“Partnership Flip Manager Guarantor” shall mean shall mean each of Vivint Solar Fund XI Manager, LLC, a Delaware limited liability company, Vivint Solar Fund XIII Manager, LLC, a Delaware limited liability company and Fund XVIII Guarantor.

“Party” shall mean each of the Borrower, the Lenders, and the Administrative Agent.

“Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Pub. L. 107-56,

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signed into law October 26, 2001, as amended from time to time, and the rules and regulations promulgated thereunder.

“Payment Facilitation Agreement” shall have the meaning given to such term in Section 9.10(a) (Portfolio Documents).

“Payment Facilitation Amount” shall have the meaning given to it in Section 3.04(d) (Payment Facilitation Events).

“Payment Facilitation Event” shall mean, in respect of a Project that is not a Non-PTO Project, the amendment of the applicable Exempt Customer Agreement by a Payment Facilitation Agreement.

“Payment Facilitation Prepayment” shall mean, in respect of any Scheduled Payment Date, the mandatory prepayment payable on such applicable Scheduled Payment Date in accordance with Section 3.04(d) (Payment Facilitation Events).

“Payoff Letter” shall mean that certain Partial Payoff Letter, dated as of the date hereof, made by the Aggregation Facility Collateral Agent and Aggregation Facility Administrative Agent and acknowledged and consented to by the Aggregation Facility Borrower, the Partnership Flip Manager Guarantors, the Lessor Manager Guarantor, Vivint Solar Fund XV Manager, LLC and Vivint Solar Owner I, LLC.

“Performance Deficit” shall mean, as of any Calculation Date in respect of a Tracking Model for the applicable Tax Equity Fund difference between:

(i)the amount of cash that the Tracking Model demonstrates is required to be received by the applicable Tax Equity Member in order for its applicable target internal rate of return hurdles to occur by no later than the Target Return Date, and

(ii)the amount of cash that is actually projected under the Tracking Model to be received by the applicable Tax Equity Member from the Calculation Date until the Target Return Date,

provided, that, if such amount is negative it shall be deemed to be equal to zero.

“Permits” shall mean any and all franchises, licenses, leases, permits, approvals, notifications, certifications, registrations, authorizations, exemptions, qualifications, easements, rights of way, Liens and other rights, privileges and approvals required to be obtained from a Governmental Authority under any Law, rule or regulation (including those required to interconnect a Project to the applicable transmission grid).

“Permitted Indebtedness” shall mean the Indebtedness permitted under Section 9.01 (Indebtedness).

“Permitted Liens” shall mean:

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(a)Liens imposed by any Governmental Authority for taxes, assessments or other governmental charges (i) that are not yet due or (ii) that are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted (and enforcement of such Lien shall have been stayed) so long as (A) such proceeding shall not involve any material risk of the sale, forfeiture or loss of any part of any Project and shall not interfere with the use or disposition of any Project and (B) the payment thereof is fully covered by adequate reserves in accordance with GAAP, bonds or other security.

(b)mechanics’, materialmen’s, repairmen’s and other similar liens arising in the ordinary course of business or incident to the construction, improvement or restoration of a Project in respect of obligations (i) that are not yet due or (ii) that are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted (and enforcement of such Lien shall have been stayed) so long as (A) such proceedings shall not involve any material risk of forfeiture, sale or loss of any part of such Project and shall not interfere with the use or disposition of any Project, and (B) the payment thereof is fully covered by adequate reserves in accordance with GAAP, bonds or other security;

(c)minor defects, easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business and that are not incurred to secure Indebtedness and encumbrances, licenses, restrictions on the use of Property or minor imperfections in title that do not materially impair the Property affected thereby for the purpose for which title was acquired or interfere with the operation and maintenance of a Project;

(d)judgment Liens that (i) do not involve any material risk of the sale, forfeiture or loss of any part of any Project and do not interfere with the use or disposition of any Project, (ii) within ten Business Days of their existence or after the entry thereof, are being contested in good faith and by appropriate appeal or review proceedings (and execution thereof is stayed pending such appeal or review), (iii) for which the payment thereof is fully covered by adequate reserves in accordance with GAAP, bonds or other security and (iv) which could not reasonably be expected to result in an Event of Default;

(e)deposits or pledges required to secure the performance of statutory obligations, appeals, supersedes and other bonds in connection with judicial or administrative proceedings and other obligations of a like nature not in excess of $100,000 in the aggregate;

(f)zoning, entitlement, conservation restrictions and other land use and environmental Laws by Governmental Authorities that do not involve any material risk of the sale, forfeiture or loss of any part of any Project and do not interfere with the use or disposition of any Project, and provided that the relevant owner of legal title to a Project is not in violation thereof;

(g)statutory Liens of banks (and rights of set off) not securing Indebtedness and incurred in the ordinary course of business;

(h)Liens created pursuant to the Loan Documents;

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(i)Liens granted by (i) the Lessee in favor of the Lessor under the Tax Equity Documents and (ii) the Lessor in favor of the SREC Guarantor under the Fund SREC Transfer Agreement to which Lessor is a party; and

(j)in respect of the Tax Equity Funds only, Liens permitted under the terms of the Tax Equity Documents to the extent not included in clauses (a) through (i) of this definition of “Permitted Liens” that (i) have been approved in writing by the Administrative Agent (at the written instructions of the Majority Lenders) or (ii) subject to Section 9.15 (Voting on Major Decisions), when taken together, could not reasonably be expected to result in a material adverse effect upon the business, operations, Assets or condition (financial or otherwise) of any individual Tax Equity Fund.

“Person” shall mean any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust (including any beneficiary thereof), unincorporated organization, or government or any agency or political subdivision thereof.

“Placed in Service” shall mean, in respect of a Project, that it has been placed in a condition or state of readiness and availability for its specifically assigned function of generating electricity from solar energy and specifically that (a) all necessary Permits for operating such Project have been obtained (including permission to operate from the applicable local utility), (b) all critical tests necessary for proper operation of such Project have been performed, (c) legal title to such Project is held by a Subsidiary (and title and control of such Project has been handed over by the installer under the applicable installation agreement), (d) initial synchronization of such Project to the grid has occurred and (e) daily operation of such Project has begun.

“Plan” shall mean an “employee benefit plan” within the meaning of Section 3(3) of ERISA which is subject to ERISA.

“Platform” shall mean Intralinks or a substantially similar electronic transmission system established and maintained by the Administrative Agent and to which the Administrative Agent shall have granted access to the Borrower, the Lenders and the Independent Engineer.

“Pledge Agreement” shall mean that certain pledge agreement dated as of the Closing Date by and between the Pledgor and the Collateral Agent for the benefit of the Secured Parties, with respect to the Borrower Membership Interests.

“Pledged SREC Account” shall have the meaning given to it in the Depositary Agreement.

“Pledgor” shall have the meaning given to such term in the Recitals.

“Pledgor Membership Interests” shall mean all of the outstanding limited liability company interests issued by the Pledgor (including all Economic Interests and Voting Rights).

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“Portfolio Documents” shall mean (a) the Project Documents, (b) the Tax Equity Documents, (c) the Management Agreement, (d) each Back-Up Servicing Agreement and (e) each Eligible SREC Contract.

“Portfolio Value” shall mean, as of the date of determination, the remaining present value of the projected Net Cash Flow from all Eligible Projects in the Project Pool as set forth in the Base Case Model (updated as of such determination date in accordance with Section 8.01(i) (Updated Projections)) for each quarterly payment period during the remaining term of the Customer Agreements (not to exceed *** years and assuming no contract renewals), discounted at *** percent (***%) per annum.

“Post-Default Rate” shall mean 2.00% per annum above the Interest Rate.

“Prepayment Amount” shall mean, in respect of any Prepayment Event, the product of (a) the Repayment Factor multiplied by (b) the reduction in Portfolio Value resulting from or attributable to the applicable Prepayment Event (which shall be calculated assuming no further Net Cash Flow or other proceeds shall be received in respect of the affected Project or SREC Contract, as applicable); provided that if the Repayment Factor at the time of the applicable prepayment of the Loans with such Prepayment Amount is greater than the Projected Repayment Factor for such payment period, then the Prepayment Amount shall be equal to the lesser of (i) the reduction in Portfolio Value resulting from or attributable to the applicable Prepayment Event (which shall be calculated assuming no further Net Cash Flow or other proceeds would be received in respect of the affected Project or SREC Contract, as applicable) and (ii) an amount that would cause the Repayment Factor (based on the principal outstanding immediately after a prepayment of the Loans in such amount) to be equal to the Projected Repayment Factor for such prepayment period.

“Prepayment Reduction Amount” shall mean, on any Scheduled Payment Date, in respect of each Reeligible Project that has not previously been credited for the purposes of determining an Ineligibility Amount and Ineligibility Prepayment Amount on a prior Scheduled Payment Date, the increase in Portfolio Value resulting from or attributable to the applicable Reeligible Project ceasing to be the subject of an Ineligibility Event.

“Prepayment Event” shall mean a Revenue Termination Event, Payment Facilitation Event or a SREC Prepayment Cure Event.

“Project” shall mean a residential photovoltaic system including photovoltaic panels, racking systems, wiring and other electrical devices, conduit, weatherproof housings, hardware, inverters, remote operating equipment, connectors, meters, disconnects, and over current devices (including any replacement or additional parts included from time to time) and, unless the context otherwise requires a reference to such residential photovoltaic system only, shall include the applicable Customer Agreement related to such photovoltaic system and all other related rights, Permits and manufacturer, installer and other warranties applicable thereto, but shall exclude the applicable Customer’s electric distribution system.

“Project Documents” shall mean each Customer Agreement.

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“Project Information” shall mean the information listed on Schedule A (Project Information), to be provided in connection with each Project owned by the Funds in accordance with ARTICLE VI (Conditions Precedent).

“Project Party” shall mean each Person (other than the Borrower, the Collateral Agent, the Administrative Agent, the Depositary Agent or any Lender) from time to time party to a Transaction Document.

“Project Pool” shall mean all the Projects owned by the Funds.

“Project State” shall mean each state of the United States of America listed under Schedule 7.22(q) (Project States).

“Project Transfer Agreements” shall mean individually or collectively, as the context requires, each “Bill of Sale” or “Assignment, Assumption and Transfer Agreement”, as each such term is defined in each applicable Master Purchase Agreement, entered into between the Seller and a Fund and any other agreement providing for the assignment or transfer of ownership of Projects and Customer Agreements from Seller to a Fund.

“Projected Debt Service Coverage Ratio” shall mean, for any subsequent Rolling Period, the ratio of (a) the projected Net Cash Flow for such Rolling Period (to be calculated on a reasonable basis by the Borrower using assumptions and a methodology consistent with those used in the Base Case Model in accordance with Section 8.01(i) (Updated Projections)) to (b) the projected Debt Service for such Rolling Period.

“Projected Repayment Factor” shall mean, for the applicable period, the Repayment Factor projected in the Base Case Model as of the Closing Date for such payment period as set forth in Appendix D.

“Property” shall mean any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

“Provider” shall mean Vivint Solar Provider, LLC, a Delaware limited liability company.

“Provider Event” shall mean termination of a Fund Provider as the provider of the applicable Administrative Services, Maintenance Services and/or services as Lease Manager. A Provider Event may be cured if (x) the grounds for removal are waived in writing by the Tax Equity Member or cease to exist, (y) by the appointment of the Back-Up Servicer as a replacement Fund Provider in respect of the Administrative Services and a Qualified Manager as a replacement Fund Provider in respect of the Maintenance Services and, if applicable, services as Lease Manager, and (z) by the appointment of a Qualified Manager as the replacement Fund Provider in respect of all applicable services.

“Prudent Industry Practice” shall mean, with respect to any Project, those practices, methods, acts, equipment, specifications and standards of safety and performance, as they may change from time to time, that (a) are commonly used to own, manage, repair, operate,

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maintain and improve distributed solar energy generating facilities and associated facilities of the type that are similar to such Project, safely, reliably, prudently and efficiently and in material compliance with applicable requirements of Law and manufacturer, installer and other warranties and (b) are consistent with the exercise of the reasonable judgment, skill, diligence, foresight and care expected of a distributed solar energy generating facility operator or manager in order to accomplish the desired result in material compliance with applicable safety standards, applicable requirements of Law, manufacturer, installer and other warranties and the applicable Customer Agreement, in each case, taking into account the location of such Project, including climate change-related, environmental and general conditions.  “Prudent Industry Practices” are not intended to be limited to certain practices or methods to the exclusion of others, but are rather intended to include a broad range of acceptable practices, methods, equipment specifications and standards used in the photovoltaic solar power industry during the relevant time period.

“PUHCA” shall mean the Public Utility Holding Company Act of 2005, and FERC’s implementing regulations thereunder.

“Purchase Standard” will be the commercially reasonable judgment of the Guarantor exercising the Fund Purchase Option after taking into account (i) the terms of the Limited Liability Company Agreement of the applicable Tax Equity Fund and the other Transaction Documents, (ii) the availability of funds in the Supplemental Reserve Account (which shall include amounts funded into the Supplemental Reserve Account from equity contributions and, in the case of each applicable Partnership Flip Fund, its respective Tax Equity Option Amount) and (iii) the analysis that the Borrower and its Affiliates apply in determining whether or not to exercise similar purchase options for comparable assets owned by the Borrower and its Affiliates.

“Qualified Insurers” shall mean financially sound and reputable insurance companies rated “A-, X” or better by A.M. Best Company, “A” or better by S&P or otherwise acceptable to the Majority Lenders, acting reasonably.

“Qualified Manager” shall mean a Person that (a) has the Requisite Experience, and (b) either (i) has (A) a Credit Rating of “BBB-” or higher by S&P and “Baa3” or higher by Moody’s or (B) a tangible net worth of at least $150,000,000, or (ii) has a direct or indirect parent with (A) a Credit Rating of “BBB-” or higher by S&P and “Baa3” or higher by Moody’s, or (B) a tangible net worth of at least $150,000,000; provided, that such Person can satisfy the Requisite Experience by engaging its direct or indirect parent, or a third party service provider, who has the Requisite Experience.

“Qualified Purchaser” shall mean a Person that purchases the direct or indirect equity interests in Pledgor (other than Sponsor or its Affiliates) that is a Qualified Manager and which has certified at the time it acquires such direct or indirect equity interests in Pledgor that it intends to hold such interests and not treat them “as available for sale” or equivalent for accounting purposes.

“Qualifying Facility” shall mean a “qualifying facility” as defined in the regulations of FERC at 18 C.F.R. § 292.101(b)(1) that also qualifies for the regulatory

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exemptions from the FPA set forth at 18 C.F.R. § 292.601(c), including the exemption from regulation under Sections 205 and 206 of the FPA set forth at 18 C.F.R. § 292.601(c)(1), the regulatory exemptions from PUHCA set forth at 18 C.F.R. § 292.602(b) and the exemptions from certain state laws and regulations set forth at 18 C.F.R. § 292.602(c).

“Rating Agency” shall mean S&P, Moody’s, Fitch or KBRA.

“Rebate” shall mean any credits, rebates, subsidies, payments or other incentives that relate to self-generation of electricity, the use of technology incorporated into a Project, environmental benefits of using a Project, or other similar programs available from the public utility, any other state-regulated renewable energy program, the manufacturer of any part of a Project or any Governmental Authority; provided that Rebates do not include SRECs or production tax credits, investment tax credits, grants in-lieu of tax credits and other tax benefits or Grants or manufacturer and equipment warranties and similar payments.

“Recapture Period” shall mean, in respect of a Project, the period from the Closing Date through the fifth anniversary of the date that the applicable Project is Placed in Service.

“Recipient” shall mean (a) an Agent, (b) any Lender or (c) any other Secured Party, as applicable.

“Reeligible Project” shall mean, as of any Scheduled Payment Date, an Eligible Project that was an Ineligibility Prepayment Project in respect of which a prepayment was made under Section 3.04(c) (Ineligibility Events) on a prior Scheduled Payment Date and that is no longer the subject of an Ineligibility Event.

“Register” shall have the meaning given to such term in Section 12.05(c) (Register).

“Regulation T, Regulation U and Regulation X” shall mean, respectively, Regulation T, Regulation U and Regulation X of the Board.

“Release” shall mean any disposing, discharging, injecting, spilling, leaking, leaching, dumping, pumping, pouring, emitting, escaping, emptying, seeping, migrating, placing and the like, into, under, through or upon any land or water or air, or otherwise entering into the environment.

“Relevant Party” shall mean each of the Loan Parties and each of the Funds (other than the Lessee).

“Rents” shall mean the monies owed to the applicable Relevant Party by the Customers pursuant to the Customer Agreements, including any lease payments under any solar lease agreement and power purchase payments under any solar power service agreement or solar power purchase agreement that is a Customer Agreement.

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“Repayment Factor” shall mean the ratio of (a) all principal outstanding hereunder immediately prior to the applicable prepayment date to (b) the Portfolio Value.

“Requisite Experience” shall mean a person that has, for a period of at least three (3) consecutive years within the five (5) years immediately prior to the date of determination, operated at least (a) 200 megawatts of energy generation facilities (of which at least 25 megawatts are residential or commercial solar distributed generation capacity) or (b) 50 megawatts of total aggregate solar distributed generation capacity (of which at least 25 megawatts are residential or commercial solar distributed generation capacity).

“Resignation Effective Date” has the meaning set forth in Section 13.08 (Resignation or Removal of Administrative Agent).

“Resolution Authority” shall mean any body which has authority to exercise any Write-down and Conversion Powers.

“Responsible Officer” shall mean, when used with respect to the Administrative Agent, Collateral Agent or the Depositary Agent, any officer in the corporate trust office of the Administrative Agent, Collateral Agent or the Depositary Agent, including any president, vice president, executive vice president, assistant vice president, treasurer, secretary, assistant secretary, corporate trust officer or any other officer thereof customarily performing functions similar to those performed by the individuals who at the time shall be such officers, respectively, or to whom any matter is referred because of such officer’s knowledge of or familiarity with the particular subject, and, in each case, having direct responsibility for the administration of this Agreement and the other Loan Documents to which such Person is a party. For the avoidance of doubt, receipt of a notice by the Administrative Agent in accordance with Section 12.02 (Notices) shall be sufficient for delivery of notice to a Responsible Officer of the Administrative Agent and receipt of a notice by the Collateral Agent or Depositary Agent in accordance with Section 7.03 (Notices) of the Depositary Agreement shall be sufficient for delivery of notice to a Responsible Officer of such Agent.

“Restricted Payment” shall mean, with respect to any Person, (a) any dividend or any distribution (by reduction of capital or otherwise), whether in cash, Property, securities or a combination thereof, to an owner of a beneficial interest in such Person or otherwise with respect to any ownership or equity interest or security in or of such Person and (b) any payments on subordinated debt contemplated by Section 9.01(d) (Indebtedness).

“Return Performance” shall mean the demonstration of the Tax Equity Member’s actual internal rate of return (if applicable, determined on both a pre-tax and after-tax basis) since the initial capital contribution date for the applicable Partnership Flip Fund by comparison to its applicable target internal rate of return (if applicable, measured on both a pre-tax and after-tax basis), as shown in the Tracking Model or associated reports, exhibits or supplemental information.

“Revenue Termination Amount” shall have the meaning given to it in Section 3.04(b) (Revenue Termination Events).

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“Revenue Termination Event” shall mean:

(a)a Project experiences an Event of Loss and is not repaired, restored, replaced or rebuilt to substantially the same condition as existed immediately prior to the Event of Loss within 150 days of such Event of Loss;

(b)the early termination of any Customer Agreement and payment of the termination payment by the applicable Customer in connection with such termination;

(c)the prepayment by the Customer of future amounts due under a Customer Agreement; and

(d)the purchase of any Project by a Customer;

except to the extent any of the events in paragraphs (a) through (d) above occur in respect of a Non-PTO Project.

“Rolling Period” means a period of four (4) consecutive fiscal quarters; provided, however, (a) if fewer than four complete consecutive fiscal quarters have elapsed subsequent to the Closing Date, then solely for purposes of calculating the Historical Debt Service Coverage Ratio for the period ending on a Scheduled Payment Date, such period shall be deemed to be the period that has elapsed subsequent to the Closing Date and (b) if fewer than four complete consecutive fiscal quarters remain between any date of measurement and the Final Maturity Date, then solely for purposes of calculating the Projected Debt Service Coverage Ratio for the period commencing on the day following the applicable Scheduled Payment Date, such period shall be deemed to be the period between such date of measurement and the Final Maturity Date.

“S&P” shall mean Standard & Poor’s Ratings Group, a division of McGraw-Hill, Inc.

“Sanctioned Country” shall mean a country or territory that is the subject of country-wide or territory-wide Sanctions broadly prohibiting dealings with such country or territory  (currently, Cuba, Iran, North Korea, Sudan, Syria, and the Crimea region of Ukraine).

“Sanctioned Person” shall mean any Person:  (a) identified on a Sanctions List; (b)  organized, operating from, or ordinarily or resident in, or the government or any agency or instrumentality of the government of, any Sanctioned Country; (c) owned or controlled by, or acting for or on behalf of, directly or indirectly, any Person described in the foregoing clause (a) or (b); or (d) otherwise the subject or target of Sanctions.

“Sanctions” shall mean economic or financial sanctions or trade embargoes imposed, administered, or enforced from time to time by any Sanctions Authority.

“Sanctions Authority” shall mean:  (a) the U.S. government, including OFAC and the U.S. Department of State; (b) the United Nations Security Council; (c) the European Union and each of its member states; or (d) the United Kingdom, including Her Majesty’s Treasury.

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“Sanctions List” shall mean any Sanctions-related list of designated Persons maintained by any Sanctions Authority, including, without limitation, the Specially Designated Nationals and Blocked Persons List maintained by OFAC.

“Scheduled Payment Date” shall mean (i) each January 31, April 30, July 31 and October 31 of each year falling after the date hereof, or if any such day is not a Business Day, the immediately preceding Business Day and (ii) the Final Maturity Date; provided, that, for the avoidance of doubt, the first Scheduled Payment Date shall occur on April 30, 2017.

“Scheduled Payment Date Report” shall mean a report delivered by the Borrower at least three (3) Business Days before each Scheduled Payment Date pursuant to Section 8.01(a)(v) (Scheduled Payment Date Report), substantially in the form of Exhibit I (Form of Scheduled Payment Date Report) and certified by an Authorized Officer of the Borrower, which shall (a) report in reasonable detail on the principal and interest payable on such Scheduled Payment Date and each other withdrawal and payment made from the Collateral Accounts during the quarter ending on such Scheduled Payment Date, (b) containing the Borrower’s good faith, reasonable and detailed calculation of (i) the Historical Debt Service Coverage Ratio for the Rolling Period ending on such Scheduled Payment Date and (ii) the Projected Debt Service Coverage Ratio for the subsequent Rolling Period commencing on the day following the applicable Scheduled Payment Date, (c) demonstrate any net cash proceeds or other amounts required to be shown pursuant to Section 3.04(h) and (d) containing (i) a comprehensive report of each Eligible Project that became the subject of an Ineligibility Event, Payment Facilitation Event or a Revenue Termination Event occurring during the quarterly period ending on the applicable Scheduled Payment Date and (ii) the Borrower’s good faith, detailed calculation of (x) the aggregate Ineligibility Amount, Payment Facilitation Amount and Revenue Termination Amount accrued during the applicable calendar quarter and all prior calendar quarters, (y) whether a Cumulative Loss Event occurred on the applicable Scheduled Payment Date (including tracking of the reduction in Portfolio Value resulting from or attributable to each Ineligibility Event occurring since the Closing Date against the amount of such reduction in Portfolio Value projected to occur under the Base Case Model from each Ineligibility Event) and (z) any Ineligible Project Prepayment, Payment Facilitation Prepayment or Revenue Termination Amount due and payable on the applicable Scheduled Payment Date, together with such changes thereto as any Lender may from time to time reasonably request for the purpose of monitoring the Borrower’s compliance with Section 3.04(d) (Payment Facilitation Events).

“Secured Parties” shall mean the Administrative Agent, Collateral Agent, Depositary Agent and each of the Lenders.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Seller” shall mean Vivint Solar Developer, LLC, a Delaware limited liability company.

“Service Fees” shall mean, collectively, the “Maintenance Services Fee”, “Additional Services Fee”, “Base Maintenance Services Fee”, “Additional Administrative Services Fee”, “Base Administrative Services Fee”, “Accounting Fee” and “Administrative

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Services Fee” as such terms are defined in the applicable Services Agreements, or such other term used to describe payments for Included System Services or Non-Covered Services.

“Servicer Termination Event” shall mean, in respect of a Fund Provider, any of the following:

(a)failure by such Fund Provider to make any payment, transfer or deposit required to be made under the terms of Section 8.15 (Collateral Accounts; Collections) under a Services Agreement within three (3) Business Days of the date required;

(b)failure by such Fund Provider to deliver the Fund Provider’s reports referred to in Section 8.01(a)(iv) (Provider Reporting);

(c)an event of default (howsoever described) or right or cause to remove such Fund Provider arises under a Services Agreement;

(d)an event described in Section 10.01(e) (Involuntary Bankruptcy; Appointment of Receiver, etc) or Section 10.01(f) (Voluntary Bankruptcy; Appointment of Receiver, etc) occurs with respect to such Fund Provider;

(e)at all times that the Provider, Sponsor, a Qualified Purchaser or any of their Affiliates is the Fund Provider, an Event of Default shall have occurred and is continuing; and

(f)termination of a Services Agreement by a Tax Equity Fund (including the Tax Equity Member on its behalf) other than at its normal expiry date in accordance with its terms.

“Services Agreements” shall mean individually or collectively, as the context requires, each Administrative Services Agreement and each Maintenance Services Agreement.

“Source” shall have the meaning assigned to that term in Section 5.04 (Source of Funds Representations of the Lenders).

“Sponsor” shall have the meaning assigned to such term in the Recitals.

“Sponsor Guaranties” shall mean individually or collectively, as the context requires, each agreement listed under the heading “Sponsor Guaranties” on Schedule 7.22(a) (Portfolio Documents).

“Sponsor Subordinated Indebtedness” shall mean any unsecured Indebtedness of the Borrower to, or held by, the Sponsor or a Qualified Purchaser which is contractually subordinated to the Obligations pursuant to an instrument in writing containing subordination provisions substantially in the form of Exhibit G (Terms of Subordination), and pledged by such Sponsor or Qualified Purchaser to the Collateral Agent as contemplated in Exhibit G (Terms of Subordination), or which is otherwise satisfactory to the Administrative Agent (acting on the written instructions of the Majority Lenders).

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[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

“SREC” shall mean any and all credits, benefits, emissions reductions, offsets, and allowances, howsoever entitled, and attributable to a Project, the production of electrical energy from a Project and its displacement of conventional energy generation, including (a) any avoided emissions of pollutants to the air, soil or water such as sulfur oxides (SOx), nitrogen oxides (NOx), carbon monoxide (CO) and other pollutants; (b) any avoided emissions of carbon dioxide (CO2), methane (CH4), nitrous oxide, hydrofluorocarbons, perfluorocarbons, sulfur hexafluoride and other greenhouse gases (GHGs) that have been determined by the United Nations Intergovernmental Panel on Climate Change, or otherwise by law, to contribute to the actual or potential threat of altering the earth’s climate by trapping heat in the atmosphere; and (c) the reporting rights related to these avoided emissions, including the right of a party to report the ownership of accumulated green tags in compliance with federal or state law, if applicable, and to a federal or state agency or any other party, and include green tag reporting rights accruing under Section 1605(b) of The Energy Policy Act of 1992 and any present or future federal, state, or local law, regulation or bill, and international or foreign emissions trading program; provided that SRECs do not include any rebates or production tax credits, investment tax credits, grants in-lieu of tax credits and other tax benefits or Grants.  Without limiting the generality of the foregoing, SRECs include solar renewable energy certificates issued to comply with a state’s renewable portfolio standard, carbon trading credits, emissions reduction credits, investment credits, emissions allowances, green tags, tradable renewable credits and Green-e® products.

“SREC Aggregator Master PSA” shall have the meaning given to it on Schedule 7.22(a) (Portfolio Documents).

“SREC Consents” shall mean the DTE SREC Consent and the BP SREC Consent.

“SREC Contract” shall mean a contract for the purchase of SRECs.

“SREC Financing Master PSA” shall have the meaning given to it on Schedule 7.22(a) (Portfolio Documents).

“SREC Guarantor” shall mean Vivint Solar SREC Guarantor III, LLC, a Delaware limited liability company.

“SREC Prepayment Cure Event” shall have the meaning given to it in Section 10.01(m) (SREC Contract Events of Default).

“SREC Security Agreement” shall mean that certain pledge and security agreement dated as of the Closing Date by and between each SREC Seller Party and the Collateral Agent for the benefit of the Secured Parties, and as acknowledged by the SREC Guarantor.

“SREC Seller Party” shall mean each of Vivint Solar SREC Aggregator, LLC, a Delaware limited liability company, and Vivint Solar SREC Financing, LLC, a Delaware limited liability company.

“Subsidiaries” shall mean each Guarantor and each Owned Fund.

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“Supplemental Reserve Account” shall have the meaning given to it in the Depositary Agreement.

“Supplemental Reserve Required Amount” shall have the meaning given to it in the Depositary Agreement.

“Swap Agreement” shall mean any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions.

“Target Return Date” shall mean (a) in the case of Fund XVIII, the Target Flip Date (as defined in the Limited Liability Company Agreement of Fund XVIII) or (b) in the case of the Lessee, the end of the Initial Term (as defined in the Master Lease Agreement).

“Tax Equity Consents and Notices” shall mean each of (a) the consents to collateral assignment, each executed by the applicable Tax Equity Member and (b) the notices regarding collateral assignment and estoppel certificates, each delivered to the applicable Tax Equity Member listed on Schedule 7.22(a) (Portfolio Documents).

“Tax Equity Documents” shall mean, for each Tax Equity Fund, the applicable Limited Liability Company Agreement, Master Purchase Agreement, Master Lease Agreement, Project Transfer Agreements, Services Agreement, Fund SREC Transfer Agreement, each Back-Up Servicing Agreement, each Sponsor Guaranty, each other “Transaction Document” as such term is defined in the Limited Liability Company Agreement or Master Lease Agreement of the applicable Tax Equity Funds and any other documents reflecting an agreement between Sponsor (or any Affiliate of Sponsor) and any of the Tax Equity Members relating to such Tax Equity Members’ investment in a Project or Tax Equity Fund.

“Tax Equity Fund” shall mean each Fund that is not a Wholly-Owned Fund.

“Tax Equity Fund Model” shall mean the applicable financial equity base case model agreed and accepted by Guarantor and the Tax Equity Member in respect of such Tax Equity Member’s tax equity investment in the Tax Equity Fund.

“Tax Equity Member” shall mean with respect to (a) any Partnership Flip Fund, a member of such Partnership Flip Fund other than a Guarantor and (b) the Lessor, the Lessee and each member of the Lessee.

“Tax Equity Option Amount” shall have the meaning ascribed to such term in the Depositary Agreement.

“Tax Exempt Person” shall mean (a) the United States, any state or political subdivision thereof, any possession of the United States or any agency or instrumentality of any of the foregoing, (b) any organization which is exempt from tax imposed by the Code (including any former tax-exempt organization within the meaning of Section 168(h)(2)(E) of the Code),

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(c) any Person who is not a United States Person, (d) any Indian tribal government described in Section 7701(a)(40) of the Code, (e) any “tax-exempt controlled entity” under Section 168(h)(6)(F)(iii) of the Code if such entity has not made the election provided in Section 168(h)(6)(F)(ii) of the Code and (f) any partnership or other pass-through entity, any direct or indirect partner (or other holder of an equity or profits interest) of which is a Person described in clauses (a) through (e); provided, however, that any such Person described in clauses (a) through (e) shall not be considered a Tax Exempt Person to the extent that (i) the exception under Section 168(h)(1)(D) of the Code applies with respect to the income from the applicable Projects for that Person or (ii) the Person is described within clause (c) of this definition, and the exception under Section 168(h)(2)(B)(i) of the Code applies with respect to the income from the applicable Projects for that Person.  A Person shall cease to be a Tax Exempt Person if (A) such Person ceases to be a “tax-exempt entity” within the meaning of Section 168(h)(2) of the Code or any successor provision thereto, by virtue of a change in such section or provision of the Code; or (B) such Person ceases to be a “tax-exempt controlled entity” within the meaning of Section 168(h)(6)(F) of the Code or any successor provision thereto, by virtue of a change in such section or provision of the Code.

“Taxes” shall mean all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other similar charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Tracking Model” shall have, as the context requires, the meaning given to the term “Tracking Model” in (a) the Limited Liability Company Agreement for Fund XVIII or (b) the Master Lease Agreement.

“Transaction Documents” shall mean, collectively, each of the Loan Documents and Portfolio Documents.

“Trigger Event Notice” shall have the meaning given to it in the Depositary Agreement.

“U.S. Person” shall mean any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code.

“U.S. Tax Compliance Certificate” shall have the meaning given to such term in Section 5.02(e)(ii)(B)(III).

“Uniform Commercial Code” and “UCC” shall mean the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York.

“United States” and “U.S.” shall mean the United States of America.

“Unpledged SREC Account” shall have the meaning given to it in the Depositary Agreement.

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[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

“Use” shall mean, with respect to any Hazardous Material and with respect to any Person, the generation, manufacture, processing, distribution, handling, use, treatment, recycling or storage of such Hazardous Material or transportation to or from the Property of such Person of such Hazardous Material.

“Use of Work Products Agreement” shall mean the Agreement with Leidos Engineering, LLC for Use of Work Products in connection with Vivint Solar Residential PV Systems dated on or about the date hereof amongst the Independent Engineer and the Administrative Agent.

“Voting Rights” shall mean the right, directly or indirectly, to vote on or cause the direction of the management and policies of a Person in ordinary and extraordinary matters through the ownership of voting securities; provided, however, that a Person shall not be deemed to hold Voting Rights if by contract or by order, decree or regulation of any Governmental Authority, such Person has effectively ceded or been divested of the power to exercise such vote on, or cause the direction of, such management and policies.

“Wholly-Owned Fund” shall mean (a) any Partnership Flip Fund where all its issued membership interests are owned by its applicable Guarantor after the buy-out or withdrawal of the applicable Tax Equity Member and (b) the Lessor upon expiration of the Lease Term.

“Wholly-Owned Fund Perfection Date” shall mean the date that each Fund (other than the Lessee) has become a Wholly-Owned Fund and the Administrative Agent has confirmed in writing that the Borrower, the applicable Guarantor and each Fund (other than the Lessee) have complied with their obligations under Section 8.08(h) (Preservation of Rights; Maintenance of Projects; Warranty Claims; Security) including, without limitation, by providing a guaranty of, and all Assets security interest for, the Obligations.

“Withholding Agent” shall mean Wells Fargo Bank, National Association.

“Write-down and Conversion Powers” shall mean:  (a) in relation to any Bail-In Legislation described in the EU Bail-In Legislation Schedule from time to time, the powers described as such in relation to that Bail-In Legislation in the EU Bail-In Legislation Schedule; and (b) in relation to any other applicable Bail-In Legislation:  (i) any powers under that Bail-In Legislation to cancel, transfer or dilute shares issued by a person that is a bank or investment firm or other financial institution or affiliate of a bank, investment firm or other financial institution, to cancel, reduce, modify or change the form of a liability of such a person or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers; and (ii) any similar or analogous powers under that Bail-In Legislation.

Section 1.02Accounting Terms and Determinations.

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(a)Except as otherwise expressly provided in this Agreement, all accounting terms used in this Agreement shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Lenders under this Agreement shall (unless otherwise disclosed to the Lenders in writing at the time of delivery in the manner described in subsection (b) below) be prepared, in accordance with GAAP as in effect from time to time, and all calculations made for the purposes of determining compliance with this Agreement shall (except as otherwise expressly provided in this Agreement) be made by application of GAAP referred to above; provided, however, that if any financial statements shall be prepared in accordance with GAAP that are materially different from the principles used for the preparation of the financial statements for the preceding applicable period or if any calculations shall be made for the purposes of determining compliance with this Agreement on a basis that is materially different from the basis used for purposes of determining compliance for the preceding applicable period, then the financial statements for the comparable prior period shall be restated and the calculations re-made as specified above to enable a comparison to be made with such prior period; provided, further, that the restatement and remaking of such calculations shall be made solely for comparison purposes and shall not result in any finding of non-compliance hereunder.

(b)The Borrower shall deliver to the Lenders at the same time as the delivery of any annual or quarterly financial statement under Section 8.01(a) (Financial Statements and Other Reports) or (b) (Material Notices) (i) a description in reasonable detail of any material variation between the application of accounting principles employed in the preparation of such statement and the application of accounting principles employed in the preparation of the next preceding annual or quarterly financial statements and (ii) reasonable estimates of the difference between such statements arising as a consequence of any such difference.

(c)To enable the ready and consistent determination of compliance with the terms of this Agreement, the Borrower will not change the last day of its fiscal year from December 31 of each year, or the last days of the first three fiscal quarters in each of its fiscal years from March 31, June 30 and September 30 of each year, respectively.

Section 1.03Time of Day.  Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable).

Section 1.04Rules of Construction.  Unless the context otherwise requires:

(a)a term has the meaning assigned to it;

(b)an accounting term not otherwise defined herein and accounting terms partly defined herein, to the extent not defined, shall have the respective meanings given to them under GAAP as in effect from time to time;

(c)“or” is not exclusive;

(d)the words “including,” “includes” and “include” shall be deemed to be followed in each instance by the words “without limitation”;

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(e)words in the singular include the plural and words in the plural include the singular;

(f)words importing any gender include the other gender;

(g)all references to “$” are to United States dollars unless otherwise stated;

(h)any agreement, instrument or statute defined or referred to in this Agreement or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified, supplemented, restated, extended, renewed, consolidated or replaced (without, however, limiting any prohibition on any such amendments, modifications, supplements, restatements, extensions, renewals, consolidations or replacements by the terms of this Agreement) and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein;

(i)references to “writing” include printing, typing, lithography and other means of reproducing words in a tangible visible form;

(j)references to a Person are also to its successors and permitted assigns and, in the case of Government Authorities, Persons succeeding to their respective functions and capacities; and

(k)the words “hereof”, “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Article, Section, Annex, Schedule and Exhibit references are to this Agreement unless otherwise specified.

Article II. Commitments and Loans.

Section 2.01Commitments.

(a)Loans.  Each Lender severally agrees, on the terms and conditions of this Agreement, to make a loan (each, a “Loan”) to the Borrower in Dollars on the Closing Date in a principal amount equal to such Lender’s Commitment.  Each Lender’s Commitment shall terminate immediately and without further action on the Closing Date after giving effect to any funding of such Lender’s Commitment on such date.  The Lenders’ obligations hereunder are several and not joint obligations, and no Lender shall have any liability to any Person for the performance or non-performance of any obligation by any other Lender hereunder.

(b)Conditions and Funding.  The Borrower shall give each Lender at least two (2) Business Days (or such shorter period acceptable to the Lenders) prior written notice of the proposed borrowing of the Loans as provided in Section 4.05 (Certain Notices), stating:

(i)the aggregate amount of the requested Loans from the Lenders;

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(ii)the proposed Closing Date, which shall be a Business Day no later than January 5, 2017;

(iii)that contemporaneously with the borrowing of the Loans, the conditions precedent set forth in Section 6.01 (Conditions of Borrowing) shall be satisfied or waived; and

(iv)that the proceeds of such Loans are to be disbursed in accordance with the Closing Date Funds Flow Memorandum.

A Notice of Borrowing submitted by the Borrower pursuant to this clause (b) shall be irrevocable and shall be signed by an Authorized Officer of the Borrower.

(c)The Borrower shall use the proceeds of the Loans borrowed under this Section 2.01 solely (i) to fund (x) the Debt Service Reserve Required Amount into the Debt Service Reserve Account, (y) the Supplemental Reserve Required Amount into the Supplemental Reserve Account and (z) the Inverter Replacement Reserve Required Amount into the Inverter Replacement Reserve Account, in each case in accordance with the Depositary Agreement, (ii) to pay fees due pursuant to the Loan Documents and costs and expenses incurred pursuant to the Loan Documents or otherwise in connection with this financing, (iii) to consummate the Closing Date Assignments under the Closing Date Assignment Agreements and release the Guarantors from their guarantees under the Aggregation Facility (with any excess proceeds received by the Aggregation Facility Borrower, after repayment of the Indebtedness under the Aggregation Facility, permitted to be distributed to the Sponsor for working capital purposes) and (iv) after the application of proceeds in accordance with paragraphs (i) through (iii) above, any remaining proceeds may be applied to make distributions to the Sponsor for working capital purposes.

(d)Subject to satisfaction (or waiver) of the conditions to the borrowing of the Loans set forth in ARTICLE VI (Conditions Precedent), each Lender shall make the amount of its Loan available to the Borrower on the Closing Date by causing an amount of same day funds in Dollars equal to the proceeds of its Loan to be credited to the account of the Borrower designated in the Closing Date Funds Flow Memorandum and the Notice of Borrowing delivered pursuant to Section 2.01(b) (Conditions and Funding).  Amounts borrowed under Section 2.01(b) (Conditions and Funding) and subsequently repaid or prepaid may not be reborrowed.

Section 2.02Notes.

(a)Evidence of Debt.  The Loans made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business.  The accounts or records maintained by the Administrative Agent and each Lender shall constitute prima facie evidence of the accuracy of the information contained therein.  Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations.  In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters,

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the accounts and records of the Administrative Agent shall control in the absence of manifest error.  Payment by the Administrative Agent to the Lenders in accordance with the terms hereof shall not require presentment of any Note.

(b)Execution and Delivery of Notes.  Upon the request of any Lender, the Borrower shall duly execute and deliver to such Lender a promissory note substantially in the form of Exhibit A (Form of Note) (each, a “Note”), in favor of such Lender in a principal amount equal to such Lender’s Loan, with blanks appropriately completed in conformity herewith.  Each Lender is hereby authorized, at its option, either (i) to endorse on the schedule attached to each of its Notes (or on a continuation of such schedule attached to such Note and made a part thereof) an appropriate notation evidencing the date, amount and maturity of its Loan and payments with respect thereto or (ii) to record the date, amount and maturity of its Loan and payments with respect thereto in its books and records as contemplated by Section 2.02(a).  Such schedule or such books and records, as the case may be, shall constitute prima facie evidence of the accuracy of the information contained therein; provided that the failure of any Lender to make such notations or maintain such records or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.

Section 2.03Agency Fee. The Borrower shall pay to the Agents, for their own account, the agency fees (collectively, the “Agency Fee”) for each year in the amount set forth in the Agency Fee Letter.

Section 2.04Several Obligations; Remedies Independent.  The failure of any Lender to make any Loan to be made by it shall not relieve any other Lender of its obligation to make its Loan on such date, but neither Lender nor Administrative Agent shall be responsible for the failure of any other Lender to make a Loan.  Each Lender shall independently be entitled to protect and enforce its right to payment of the Obligations which are then due and payable to such Lender (it being understood that the acceleration of the Loans and the termination of the Commitments shall be governed by Section 10.02 (Acceleration and Remedies) and the exercise of remedies with respect to the Collateral shall be subject to the terms of Section 10.02 (Acceleration and Remedies) of this Agreement and the Collateral Documents).

Article III. Payments of Principal and Interest

.

Section 3.01Repayment of Loans.

(a)Loans.  The Borrower hereby agrees to pay to each Lender the principal of such Lender’s outstanding Loan at par and without payment of the Make-Whole Amount on each Scheduled Payment Date in accordance with installment amounts set forth for such date in the Amortization Schedule.  All unpaid principal of each Loan shall be due and payable at par and without payment of the Make-Whole Amount in full on the Final Maturity Date.

Section 3.02Interest on the Loans.

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(a)Interest on Loans.  The Borrower hereby agrees to pay to each Lender interest on the unpaid principal amount of a Loan made by such Lender (and on the Note evidencing such Loan) for the period from and including the date such Loan is made until such Loan shall be paid in full, at a rate per annum equal to the Interest Rate.

(b)Default Interest.  Notwithstanding the foregoing, if any principal of, or the Make-Whole Amount or interest on, any Loan or any fee or other amount payable by the Borrower under this Agreement or any other Loan Document is not paid when due (whether at stated maturity, upon acceleration, by mandatory prepayment or otherwise), such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to the Post-Default Rate for the period from and including the due date thereof to but excluding the date such amount is paid in full.

(c)Payment of Interest.  Accrued interest on each Loan shall be payable (i) in arrears on each Scheduled Payment Date and (ii) upon the payment or prepayment of such Loan (but only on the principal amount so paid or prepaid), except that interest payable at the Post-Default Rate shall be payable from time to time on demand (or, if no demand is made during any month, on the last day of such month).

Section 3.03Optional Prepayments.  Subject to Section 3.05 (Additional Conditions of Prepayment) and Section 4.04 (Minimum Amounts), the Borrower shall have the right to prepay the Loans in whole or in part at any time, provided that the Borrower shall give the Lenders and the Administrative Agent irrevocable notice of each such prepayment as provided in Section 4.05 (Certain Notices) and, upon the date specified in any such notice of prepayment, the amount to be prepaid shall become due and payable.  Each such notice shall specify the prepayment date and the interest to be paid on the prepayment date with respect to such prepayment.  Each such notice shall be accompanied by a certificate of the Borrower as to the estimated Make-Whole Amount due in connection with any such prepayment of Loans, setting forth the details of such computation, and two Business Days prior to such prepayment, the Borrower shall deliver to the Lenders and the Administrative Agent a notice specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

Section 3.04Mandatory Prepayments.  The Borrower shall make the following mandatory payments (as prepayments to be effected in each case in the manner specified in Section 3.05 (Additional Conditions of Prepayment)):

(a)Incurrence of Indebtedness.  On the date of receipt thereof, the Borrower shall apply towards the mandatory prepayment of the Loans, accrued interest and the applicable Make-Whole Amount in accordance with Section 3.05 (Additional Conditions of Prepayment), 100% of the Net Available Amount of all proceeds in cash and cash equivalents (including any cash received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) to the Borrower or any other Loan Party from, without limitation to ARTICLE X (Events of Default; Remedies), the issuance or incurrence of any Indebtedness by any Relevant Party (other than as permitted to be incurred pursuant to Section 9.01 (Indebtedness)).

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(b)Revenue Termination Events.  On each Scheduled Payment Date the Borrower shall apply towards the mandatory prepayment of the Loans and applicable accrued interest in accordance with Section 3.05 (Additional Conditions of Prepayment), an amount (the “Revenue Termination Amount”) equal to the Prepayment Amount for each Revenue Termination Event occurring during the calendar quarter ending on the immediately prior Calculation Date; provided that a failure to pay the Revenue Termination Amount in full on the applicable Scheduled Payment Date will not, in and of itself, result in an Event of Default hereunder, but such unpaid amount shall remain payable on subsequent Scheduled Payment Dates under this Section 3.04(b) until paid in full.

(c)Ineligibility Events.  On each Scheduled Payment Date, the Borrower shall apply towards the mandatory prepayment of the Loans and applicable accrued interest in accordance with Section 3.05 (Additional Conditions of Prepayment), the Ineligibility Prepayment Amount determined for such Scheduled Payment Date; provided further, that no prepayment of the Loans shall be required under this Section 3.04(c) (Ineligibility Events) if (i) the Historical Debt Service Coverage Ratio for the Rolling Period ending on such Scheduled Payment Date is not less than 1.50:1.00; and (ii) the Projected Debt Service Coverage Ratio for the subsequent Rolling Period commencing on the day following the applicable Scheduled Payment Date is not less than 1.50:1.00, and the Borrower shall have delivered a Scheduled Payment Date Report to the Administrative Agent and Lenders certifying to the same; provided, further that a failure to pay the Ineligibility Prepayment Amount in full on the applicable Scheduled Payment Date will not, in and of itself, result in an Event of Default hereunder, but such unpaid amount shall remain payable on subsequent Scheduled Payment Dates under this Section 3.04(c) until paid in full.

(d)Payment Facilitation Events.  On each Scheduled Payment Date, the Borrower shall apply amounts on deposit in the Distribution Suspense Account towards the mandatory prepayment of the Loans and applicable accrued interest in accordance with Section 3.05 (Additional Conditions of Prepayment), an amount equal to (i) an amount (the “Payment Facilitation Amount”) determined as the Prepayment Amount for each Payment Facilitation Event occurring during the calendar quarter ending on the immediately prior Calculation Date plus (ii) any Payment Facilitation Amount remaining unpaid following any mandatory prepayment under this Section 3.04(d) on a prior Scheduled Payment Date.

(e)Distribution Trap Cash Sweep.  On each Scheduled Payment Date during an Early Amortization Period, the Borrower shall apply towards the mandatory prepayment of the Loans and applicable accrued interest in accordance with Section 3.05 (Additional Conditions of Prepayment), 100% of the amounts that have been deposited in and standing to the credit of the Distribution Suspense Account.

(f)Eligible SREC Contract Claim Proceeds.  In the event that the SREC Guarantor or a SREC Seller Party receives any proceeds from claims made under any Eligible SREC Contract (including any liquidated damages or termination proceeds) or any proceeds are received from the enforcement of the SREC Security Agreement, the Borrower shall apply 100% of such proceeds towards the mandatory prepayment of the Loans and applicable accrued interest in accordance with Section 3.05 (Additional Conditions of Prepayment).

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(g)Cash Sweep for Manager Event and Lessor Default. Without limiting Section 10.01(k) (Removal of Managing Member) or Section 10.02 (Acceleration and Remedies), on each Scheduled Payment Date after the occurrence and during the continuance of a Manager Event or a Lessor Default, the Borrower shall apply towards the mandatory prepayment of the Loans and applicable accrued interest in accordance with Section 3.05 (Additional Conditions of Prepayment), 100% of the amounts that have been deposited in and standing to the credit of the Collections Account and the Distribution Suspense Account after giving effect to all prior withdrawals and transfers pursuant to Sections 4.02(a)(i) to (xi) of the Depositary Agreement.

(h)Cash Sweep for Excess ITC Insurance Policy Proceeds. On the Scheduled Payment Date immediately following the Borrower’s receipt of proceeds into the ITC Insurance Policy Account in respect of any ITC Insurance Loss, the Borrower shall apply towards the mandatory prepayment of the Loans and applicable accrued interest, in accordance with Section 3.05 (Additional Conditions of Prepayment), 100% of the amounts remaining on deposit in and standing to the credit of the ITC Insurance Policy Account, after the ITC Insurance Loss has been paid in full to the Tax Equity Member of Fund XVIII in accordance with Section 4.02(j) of the Depositary Agreement.

(i)Concurrently with any prepayment of the Loans pursuant to Section 3.04(a) (Incurrence of Indebtedness) or (f)Section 3.04(f) (Eligible SREC Contract Claim Proceeds), Borrower shall deliver to the Administrative Agent a certificate of an Authorized Officer of the Borrower including a demonstration of the calculation of the amount of the applicable net cash proceeds or other amounts to be prepaid, as the case may be.  In the event that Borrower shall subsequently determine that the actual amount received exceeded the amount set forth in such certificate, Borrower shall promptly make an additional prepayment of the Loans in an amount equal to such excess, and Borrower shall concurrently therewith deliver to Administrative Agent a certificate of an Authorized Officer of the Borrower demonstrating the derivation of such excess.

(j)No prepayment shall be due and payable (i) under Section 3.04(b) (Revenue Termination Events) until the Scheduled Payment Date occurring immediately after the Revenue Termination Amount accrued from all prior calendar quarters is at least equal to $1,000,000 (and such unpaid accrued aggregate amount shall be paid in full from available cash on such Scheduled Payment Date or future Scheduled Payment Dates), and (ii) under Section 3.04(d) (Payment Facilitation Events), until the Scheduled Payment Date occurring immediately after the Payment Facilitation Amount accrued from all prior calendar quarters is at least equal to $1,000,000 (and such unpaid accrued aggregate amount shall be paid in full from available cash on such Scheduled Payment Date or future Scheduled Payment Dates).

Section 3.05Additional Conditions of Prepayment.

(a)Additional Payments.  Any prepayment by the Borrower pursuant to Section 3.03 (Optional Prepayments) or Section 3.04 (Mandatory Prepayments) shall be made simultaneously with, and is conditioned upon, the payment by the Borrower of accrued interest pursuant to Section 3.02(c) (Payment of Interest) and in the case of any prepayment of the Loans

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pursuant to Section 3.03 (Optional Prepayments) and Section 3.04(a) (Incurrence of Indebtedness), the applicable Make-Whole Amount for the relevant prepayment date.

(b)Application of Prepayments.  Amounts prepaid pursuant to Section 3.03 (Optional Prepayments) or Section 3.04 (Mandatory Prepayments) shall be applied on a pro rata basis to the outstanding Loans to be applied pro rata to remaining scheduled installments thereof.  Each prepayment shall be paid to the Lenders in accordance with their respective pro rata share of the outstanding principal amount of such Loan.  In connection with any prepayment made pursuant to Section 3.04(a) (Incurrence of Indebtedness) the Borrower shall deliver to the Lenders and the Administrative Agent a notice specifying the calculation of such Make-Whole Amount as of the applicable prepayment date.

Article IV. Payments; Pro Rata Treatment; Computations; Etc.

Section 4.01Payments.

(a)Scheduled Payment Date Report.  At least three (3) Business Days prior to each Scheduled Payment Date, the Borrower shall deliver, or cause Manager to deliver, to the Administrative Agent, Collateral Agent, and Depositary Agent a Scheduled Payment Date Report.  All withdrawals and transfers will be made based upon the information provided in the Scheduled Payment Date Report.

(b)Payments Generally.  All payments to be made by the Borrower shall be made free and clear of any Liens and without restriction, condition or deduction for any counterclaim, defense, recoupment or setoff.  Except as otherwise provided below, all payments made with respect to the Loans on each Scheduled Payment Date shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the Administrative Agent’s Office in Dollars and in immediately available funds not later than 12:00 p.m. on the date specified herein.  The Administrative Agent will promptly distribute to each Lender its pro rata share of the principal amount paid according to the outstanding principal amounts of the applicable Loan held by the Lenders (or other applicable share of such payment as expressly provided herein) in like funds as received by wire transfer to such Lender’s Lending Office.  All payments received by the Administrative Agent after 12:00 p.m. shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue.

(c)The Borrower shall, at the time of making each payment under this Agreement specify the Loans or other amounts payable by the Borrower under this Agreement to which such payment is to be applied (and in the event that it fails to so specify, or if an Event of Default has occurred and is continuing, the Lenders may apply such payment in such manner as the Majority Lenders, subject to Section 4.02 (Pro Rata Treatment), may determine to be appropriate).

(d)If the due date of any payment under this Agreement would otherwise fall on a day which is not a Business Day such date shall be extended to the next succeeding

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Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.

Section 4.02Pro Rata Treatment.  Except to the extent otherwise provided in this Agreement:  (a) the borrowing of Loans under Section 2.01 (Commitments) shall be made from the Lenders pro rata according to the amounts of their respective Commitments, (b) each payment or prepayment of principal of Loans by the Borrower shall be made for the account of the Lenders pro rata in accordance with the respective unpaid principal amounts of the Loans held by them, (c) each payment of interest on the Loans by the Borrower shall be made for the account of the Lenders pro rata in accordance with the amounts of interest on the Loans then due and payable to the respective Lenders, and (d) each payment of any Make-Whole Amount by the Borrower shall be made for the account of the Lenders pro rata in accordance with the amounts of the applicable Make-Whole Amount then due and payable to the respective Lenders.

Section 4.03Computations.  Interest on the Loans will be calculated on the basis of a year of 360 days with twelve (12) thirty day months.  Interest on other obligations of the Borrower or the Lenders that are computed on the basis of the Interest Rate shall be computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable.

Section 4.04Minimum Amounts. Except for mandatory prepayments made pursuant to Section 3.04 (Mandatory Prepayments), the borrowing and partial prepayment of principal of Loans shall be in an amount equal to $5,000,000 or any higher multiple of $250,000 (or, if less, the full amount of such Loans outstanding).

Section 4.05Certain Notices.  Notices by the Borrower to the Lenders of terminations or reductions of the Commitments, of the borrowing or optional prepayments of Loans shall be irrevocable and shall be effective only if received by the Administrative Agent and the Lenders not later than 11:00 a.m., New York City time, on the number of Business Days prior to the date of the relevant borrowing or prepayment specified below:

Notice	Number of Business Days Prior
Borrowing of Loans	3
Prepayment of Loans	10

The Notice of Borrowing of Loans shall be in the form of Exhibit B (Form of Notice of Borrowing) and shall be subject to the satisfaction of the conditions set forth in Section 6.01 (Conditions of Borrowing).  Each notice of optional prepayment shall specify the amount (subject to Section 4.04 (Minimum Amounts)) of each Loan to be prepaid, the date of optional prepayment (which shall be a Business Day) and other information required pursuant to Section 3.03 (Optional Prepayments).

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Section 4.06Set Off; Sharing of Payments; Etc.

(a)The Borrower agrees that, in addition to (and without limitation of) any right of set-off, banker’s lien or counterclaim a Lender may otherwise have, each Lender shall be entitled, at its option, to offset balances held by it or any of its Affiliates for account of the Borrower at any of its or any of its Affiliates’ offices in Dollars or in any other currency, against any principal of or interest on any of such Lender’s Loans or any other amount payable to such Lender under this Agreement, that is not paid when due (regardless of whether such balances are then due to the Borrower), in which case it shall promptly notify the Borrower and each other Lender of such action; provided that such Lender’s failure to give such notice shall not affect the validity of such action.  If any Lender shall obtain from the Borrower any amount under this Agreement or any other Loan Document through the exercise of any right of set-off, it shall promptly transfer any such amounts (net of any expenses which may be incurred by such Lender in obtaining or preserving such amount) to the Collateral Agent to be applied by the Collateral Agent in accordance with Section 2.02 (Distribution of Collateral Proceeds) of the Collateral Agency Agreement.

(b)Except as otherwise provided in clause (a) above, if any Lender shall obtain from the Borrower payment of any principal of or interest on any Loan owing to it or payment of any other amount under this Agreement or any other Loan Document through the exercise of any right of set-off, banker’s lien or counterclaim or similar right or otherwise, and, as a result of such payment, such Lender shall have received a greater percentage of the principal of or interest on the Loans or such other amounts then due hereunder by the Borrower to such Lender than the percentage received by any other Lender, it shall promptly purchase from such other Lenders participations in (or, if and to the extent specified by such Lender, direct interests in) the Loans or such other amounts, respectively, owing to such other Lenders (or in interest due on such Loans or other amounts, as the case may be) in such amounts, and make such other adjustments from time to time as shall be equitable, with the effect that all the Lenders shall share the benefit of such excess payment (net of any expenses which may be incurred by such Lender in obtaining or preserving such excess payment) pro rata in accordance with the unpaid principal of or interest on the Loans or such other amounts, respectively, owing to each of the Lenders.  To such end all the Lenders shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored.

(c)The Borrower agrees that any Lender so purchasing such a participation (or direct interest) may exercise all rights of set-off, banker’s liens, counterclaims or similar rights with respect to such participation as fully as if such Lender were a direct holder of Loans or other amounts (as the case may be) owing to such Lender in the amount of such participation.

(d)Nothing contained in this Agreement shall require any Lender to exercise any such right or shall affect the right of any Lender to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of the Borrower.  If, under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a set-off to which this Section 4.06 (Set Off; Sharing of Payments; Etc.) applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured

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claim in a manner consistent with the rights of the Lenders entitled under this Section 4.06 (Set Off; Sharing of Payments; Etc.) to share in the benefits of any recovery on such secured claim.

Article V. Additional Provisions Applicable to Loans

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Section 5.01Increased Costs.

(a)If any Change in Law:

(i)imposes, modifies or deems applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender;

(ii)subjects any Recipient to any Taxes (other than Indemnified Taxes and Excluded Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or

(iii)imposes on any Lender any other condition, cost or expense (other than Taxes) affecting this Agreement or any participation therein;

and the result of any of the foregoing is to increase materially the cost to such Lender or such other Recipient of making or maintaining any Loan (or of maintaining its obligation to make any such Loan) or to reduce materially the amount of any sum received or receivable by it under any Loan Document, then, upon request of such Lender or other Recipient, the Borrower shall pay to such Lender or other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender or other Recipient, as the case may be, for the additional costs incurred or reduction suffered.

(b)If any Lender reasonably determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on its capital or (without duplication) on the capital of its holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by such Lender, to a level below that which such Lender or its holding company would have achieved but for that Change in Law (taking into consideration such of Lender’s and its holding company’s policies with respect to capital adequacy), then from time to time the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or (without duplication) its holding company for any such reduction suffered (except to the extent the Borrower is excused from payment pursuant to Section 5.03 (Mitigation of Obligations)).

(c)To claim any amount under this Section 5.01 (Increased Costs), a Lender must deliver to the Borrower (with a copy to the Administrative Agent) a certificate setting forth the amount or amounts necessary to compensate it or its holding company, as the case may be, under Section 5.01(a) (Increased Costs) or (b) (Increased Costs), which certificate shall state in reasonable detail the basis for such claim.  The Borrower shall pay such Lender the amount due

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and payable and set forth on any such certificate within 10 Business Days after its receipt, which shall be conclusive absent manifest error.

(d)Failure or delay on the part of any Lender to demand compensation pursuant to this Section 5.01 (Increased Costs) shall not constitute a waiver of its right to demand that compensation; provided that the Borrower shall not be required to compensate a Lender pursuant to this Section 5.01 (Increased Costs) for any increased costs or reductions incurred more than 180 days prior to the date on which it notifies the Borrower of the Change in Law giving rise to those increased costs or reductions and of its intention to claim compensation for those circumstances; provided further that, if the Change in Law giving rise to those increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include that period of retroactive effect.

Section 5.02Taxes.

(a)Payments Free of Taxes; Obligation to Withhold; Payments on Account of Taxes.

(i)Any and all payments by or on account of any obligation of the Borrower under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable Law (which, for purposes of this Section 5.02 (Taxes), shall include FATCA).  If any applicable Law (as determined in the good faith discretion of the Withholding Agent or the Borrower, as applicable, taking into account the information and documentation delivered pursuant to Section 5.02(e)) requires the deduction or withholding of any Tax from any such payment by the Withholding Agent or the Borrower, then the Withholding Agent or the Borrower shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with such applicable Law.

(ii)If the Administrative Agent or the Borrower are required to deduct or withhold any Tax described in Section 5.02(a)(i) and must timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with an applicable Law, and if the Tax is an Indemnified Tax, then, the sum payable by the Borrower shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 5.02 (Taxes)) the applicable Recipient receives an amount equal to the sum it would have received had no such withholding or deduction been made.

(b)Payment of Other Taxes by the Borrower.  Without limiting the provisions of Section 5.02(a) above, the Borrower shall timely pay to the relevant Governmental Authority in accordance with applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes.

(c)Tax Indemnifications.

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(i)The Borrower shall and does hereby indemnify each Recipient, and shall make payment in respect thereof within ten (10) days after written demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 5.02(c) (Tax Indemnifications)) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient, and any reasonable out-of-pocket expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority and shall indemnify the Administrative Agent as Withholding Agent; provided that the Borrower shall not be required to compensate any Recipient pursuant to this Section 5.02(c) (Tax Indemnifications) for any interest, additions to tax or penalties that accrue after 180 days from the date such Recipient first receives notice of the relevant Indemnified Taxes if such Recipient does not provide such notice to the Borrower within 180 days from such date of receipt.  A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.  The Borrower shall and does hereby indemnify the Administrative Agent and shall make payment in respect thereof within ten (10) days after demand therefor, for any amount which a Lender for any reason fails to pay indefeasibly to the Administrative Agent as required pursuant to Section 5.02(c)(ii).

(ii)Each Lender shall and does hereby severally indemnify, and shall make payment in respect thereof within ten (10) days after demand therefor, (A) the Administrative Agent against any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower to do so), (B) the Administrative Agent and the Borrower, as applicable, against any Taxes attributable to such Lender’s failure to comply with the provisions of Section 12.05(d) (Participations) relating to the maintenance of a Participant Register and (C) the Administrative Agent and the Borrower, as applicable, against any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent or the Borrower in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.  A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error.  Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender, as the case may be, under this Agreement or any other Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this clause (ii).

(d)Evidence of Payments.  As soon as practicable after any payment of Taxes by the Borrower or by the Administrative Agent to a Governmental Authority as provided in this Section 5.02, the Borrower shall deliver to the Administrative Agent or the Administrative Agent shall deliver to the Borrower, as the case may be, the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of any return required

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by Laws to report such payment or other evidence of such payment reasonably satisfactory to the Borrower or the Administrative Agent, as the case may be.

(e)Status of Lenders; Tax Documentation.

(i)Any Recipient that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation as will permit such payments to be made without withholding or at a reduced rate of withholding.  In addition, any Recipient, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable Law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Recipient is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than the documentation set forth in Section 5.02(e)(ii)(A), (B) and (D) below) shall not be required if in the Recipient’s reasonable judgment such completion, execution or submission would subject such Recipient to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Recipient.

(ii)Without limiting the generality of the foregoing each Lender agrees that on the Closing Date or any other date after the Closing Date such Lender becomes a party to this Agreement, and from time to time thereafter upon reasonable request, it will deliver to each of the Borrower and the Administrative Agent the applicable documentation described below:

(A)any Recipient that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Recipient becomes a party to this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;

(B)any Foreign Lender shall deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to (x) the Closing Date or (y) such other date on which such Recipient becomes a party to this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), in the case of clause (y) to the extent it is legally entitled to do so, whichever of the following is applicable:

(I)in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document,

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an executed copy of IRS Form W-8BEN or IRS Form W-8BEN-E (whichever is applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty, and/or (y) with respect to any other applicable payments under any Loan Document, an executed copy of IRS Form W-8BEN or IRS Form W-8BEN-E (whichever is applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(II)executed copies of IRS Form W-8ECI;

(III)in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) an executed certificate substantially in the form of Exhibit O-1 (Form of U.S. Tax Compliance Certificate) to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) an executed copy of IRS Form W-8BEN or IRS Form W-8BEN-E (whichever is applicable); or

(IV)to the extent a Foreign Lender is not the beneficial owner, an executed copy of IRS Form W-8IMY, accompanied by one or more of the following executed forms from each of the Foreign Lender's direct or indirect partners/members, or Participants, or any Participant's direct or indirect partners/ members, as appropriate: IRS Form W-8ECI, IRS Form W-8BEN, or IRS Form W-8BEN-E (whichever is applicable), a U.S. Tax Compliance Certificate substantially in the form of Exhibit O-2 (Form of U.S. Tax Compliance Certificate) or Exhibit O-3 (Form of U.S. Tax Compliance Certificate), IRS Form W-8IMY, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership for U.S. federal income tax purposes and one or more direct or indirect partners/members of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender shall provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit O-4 (Form of U.S. Tax Compliance Certificate) on behalf of each such direct and indirect partner/member;

(C)any Foreign Lender shall deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to (x) the Closing Date or (y) such other date on which such

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Foreign Lender becomes a party to this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), in the case of clause (y) to the extent it is legally entitled to do so, executed copies of any other form prescribed by applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable Law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and

(D)if a payment made to a Recipient under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Recipient were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Recipient shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by Law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Recipient has complied with such Recipient’s obligations under FATCA or to determine the amount to deduct and withhold from such payment.  Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the Closing Date.

(iii)Each Recipient agrees that if any form or certification it previously delivered pursuant to this Section 5.02 (Taxes) expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.

Wells Fargo Bank, National Association, both in its individual capacity and in its capacity as the Administrative Agent, has no liability to the Borrower, the Lenders or any other Person in connection with any tax withholding amounts paid or withheld from any payment pursuant to applicable Law or arising from the Borrower’s or a Lender’s failure, as applicable, to timely provide an accurate, correct and complete IRS Form W-9, an appropriate IRS Form W-8 or such other documentation contemplated under this Agreement.

(f)Treatment of Certain Refunds.  If any Party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 5.02 (Taxes) (including by the payment of additional amounts pursuant to this Section 5.02 (Taxes)), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 5.02 (Taxes) with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) incurred by such indemnified party, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund).  Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified

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party the amount paid over pursuant to this Section 5.02(f) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event such indemnified party is required to repay such refund to such Governmental Authority.  Notwithstanding anything to the contrary in this Section 5.02(f), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this Section 5.02(f) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid.  This Section 5.02(f) shall not be construed to require any indemnified party to make available its tax returns (or any other information relating to its Taxes that it deems confidential) to the Borrower or any other Person.

(g)Survival.  Each party’s obligations under this Section 5.02 (Taxes) shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all other Obligations.

Section 5.03Mitigation of Obligations.  If any Lender requests compensation under Section 5.01 (Increased Costs), or requires the Borrower to pay any Indemnified Taxes or additional amounts to any Lender, or any Governmental Authority for the account of any Lender, pursuant to Section 5.02 (Taxes), then at the request of the Borrower such Lender shall, as applicable, use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the reasonable judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 5.02 (Taxes) or Section 5.01 (Increased Costs) (as the case may be), in the future, and (ii) in each case, would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender.  The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

Section 5.04Source of Funds Representations of the Lenders.  Each Lender severally represents that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by it to make the Loans to be made by it hereunder:

(a)the Source is a separate account that is maintained solely in connection with such Lender’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or

(b)the Source is either (A) an insurance company pooled separate account, within the meaning of the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 90-1, or (B) a bank collective investment fund, within the meaning of the PTE 91-38 and, except as disclosed by such Lender to the Borrower in writing pursuant to this paragraph (b), no employee benefit plan or group of plans maintained by the same employer or

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employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

(c)(A) the Source constitutes assets of an “investment fund” (within the meaning of Part VI of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part VI of the QPAM Exemption), (B) no employee benefit plan’s assets that are managed by the QPAM in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, represent more than 20% of the total client assets managed by such QPAM, (C) the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, (D) neither the QPAM nor a person controlling or controlled by the QPAM maintains an ownership interest in the Borrower that would cause the QPAM and the Borrower to be “related” within the meaning of Part VI(h) of the QPAM Exemption, and (E) the identity of such QPAM and, except where the Source satisfies the exception set forth in the last paragraph of Part I(a) of the QPAM Exemption, the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Borrower in writing pursuant to this paragraph (c); or

(d)the Source is a governmental plan; or

(e)the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Borrower in writing pursuant to this paragraph (e); or

(f)the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA and Section 4975 of the Code; or

(g)the Source is an “insurance company general account” (as the term is defined in PTE 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the National Association of Insurance Commissioners (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Lender’s state of domicile; or

(h)the Source constitutes assets of a “plan(s)” (within the meaning of Part IV(h) of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV(a) of the INHAM Exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of “control” in Part IV(d)(3) of the INHAM Exemption) owns a 10% or more interest in the Borrower and (i) the identity of such

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INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Borrower in writing pursuant to this paragraph (h).

As used in this Section 5.04 (Source of Funds Representations of the Lenders), the terms “employee benefit plan”, “governmental plan” and “separate account” shall have the respective meanings assigned to such terms in section 3 of ERISA.

Article VI. Conditions Precedent.

Section 6.01Conditions of Borrowing.  The Closing Date shall occur on the date that each of the following conditions precedent have been satisfied or waived in writing by each Lender:

(a)Closing Date Deliverables.  The Administrative Agent and the Lenders’ receipt of the following, each of which shall be originals or executed electronic copies unless otherwise specified, each properly executed (where applicable) by an Authorized Officer of the Borrower, and, in the case of the Loan Documents, each dated the Closing Date (or, in the case of certificates of governmental officials, a recent date before the Closing Date):

(i)Notice of Borrowing.  A Notice of Borrowing in accordance with the requirements of Section 2.01 (Commitments).

(ii)Loan Documents.  Executed counterparts of:

(A)this Agreement, together with all Exhibits, Schedules and Appendices thereto, sufficient in number for distribution to the Administrative Agent, each Lender and the Borrower;

(B)the Collateral Agency Agreement;

(C)the Depositary Agreement;

(D)a Note executed by the Borrower in favor of each Lender;

(E)the Tax Equity Consents and Notices;

(F)the SREC Consents;

(G)the Management Consent Agreement;

(H)the Closing Date Assignment Agreements;

(I)each Back-Up Servicing Agreement;

(J)the Agency Fee Letter; and

(K)the Master SREC Purchase and Sale Agreements.

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(iii)Portfolio Documents.  Fully executed copies of all Portfolio Documents (which may be provided electronically on a USB flash drive) (except for the Project Transfer Agreements and the Customer Agreements, which shall be delivered pursuant to Section 8.14 (Post-Closing Deliverables)), accompanied by an Officer’s Certificate certifying:

(A)that each such copy provided to the Administrative Agent and the Lenders is a true, correct and complete copy of such document;

(B)each such Portfolio Document (1) has been duly executed and delivered by the Sponsor and each Relevant Party party thereto and, to the Knowledge of the Borrower, the other parties thereto, and (2) is in full force and effect and is enforceable against the Sponsor and each Relevant Party party thereto and, to the Knowledge of the Borrower, each other party thereto as of such date;

(C)neither the Sponsor nor any Relevant Party party thereto nor, to the Knowledge of the Borrower and, any other party to such Portfolio Document is or, but for the passage of time or giving of notice or both, will be in breach of any material obligation under a Portfolio Document, except as could not reasonably be expected, in the aggregate across all Portfolio Documents, to have a Material Adverse Effect;

(D)no Portfolio Document has an event of force majeure existing thereunder, except solely with respect to the Project Documents, where such event of force majeure (itself or when coupled with other events of force majeure under such Project Documents) could not reasonably be expected to have a Material Adverse Effect;

(E)to the Knowledge of the Borrower, the warranties for all equipment comprising, and used in the installation of, the Projects is in full force and effect, except as could not reasonably be expected, in the aggregate across all such warranties and Projects, to have a Material Adverse Effect;

(F)to the Knowledge of the Borrower, no condemnation is pending or threatened, and no unrepaired casualty exists, with respect to any of the Projects in the Project Pool, except as could not reasonably be expected, in the aggregate across all such Projects, to have a Material Adverse Effect; and

(G)all conditions precedent to the effectiveness of such Portfolio Documents have been satisfied or waived in writing.

(iv)Collateral Documents.  Executed counterparts of the Pledge Agreement, the Borrower Collateral Agreement, the Guarantor Collateral Agreement, the SREC Security Agreement, in each case, duly executed by the applicable Loan Parties, SREC Seller Parties, together with:

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(A)Membership Interest Certificates.  Certificates representing the pledged equity referred to therein (in the form required by the applicable limited liability company agreement) accompanied by undated stock powers executed in blank and instruments evidencing any pledged debt indorsed in blank;

(B)Financing Statements.  Proper financing statements in form appropriate for filing under the applicable Uniform Commercial Code in order to perfect the Liens created under the Collateral Documents (covering the Collateral described therein);

(C)Perfection.  Evidence that all other action necessary in order to perfect the Liens created under the Collateral Documents has been taken or will be taken on the Closing Date; and

(D)Recent Lien Search.  The results of a recent lien search in each of the jurisdictions in which UCC financing statement or other filings or recordations should be made to evidence or perfect security interests in all Assets of the Borrower, the Relevant Parties and the SREC Seller Parties and such search shall reveal no Liens on any of the Assets of the Borrower, the Relevant Parties, the SREC Seller Parties or otherwise on the Collateral, other than Permitted Liens.

(v)Financial Statements.  To the extent not publicly available, copies of the (i) audited Financial Statements of Sponsor for the 2015 fiscal year and (ii) audited Financial Statements of each Fund for the 2015 fiscal year, in each case accompanied by an officer’s certificate of the Borrower certifying that such copies are correct and complete and that such statements have been prepared in accordance with GAAP.

(vi)Organizational Documents.  A copy of the certificate of formation, limited liability company agreement, operating agreement or other organizational documents of each Relevant Party and the SREC Seller Parties, certified by the secretary of such Person as being true, correct and complete copy of such document (and includes all schedules, exhibits, attachments, supplements and amendments thereto and any related protocols or side letters).

(vii)Resolutions and Incumbency Certificates.  Such certificates of resolutions or other action, incumbency certificates and/or other certificates of Authorized Officers of the Relevant Parties and the SREC Seller Parties authorizing, as applicable, the Loans and the guarantees given by the Loan Parties, the granting of the Liens under the Collateral Documents and the execution delivery and performance of this Agreement and the other Transaction Documents and evidencing the identity, authority and capacity of each Authorized Officer thereof authorized to act as an Authorized Officer in connection with this Agreement and the other Loan Documents to which any SREC Seller Party or any Relevant Party is a party or is to be a party, in each case, certified by the secretary of such Person.

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(viii)Secretary’s Certificates.  Such documents and certifications as necessary to evidence that each Relevant Party and each SREC Seller Party is duly formed, validly existing, in good standing and qualified to engage in business in each jurisdiction where its ownership, lease or operation of Properties or the conduct of its business requires such qualification, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

(ix)Legal Opinions.  Favorable opinions of counsel to the Relevant Parties and the SREC Seller Parties in relation to the Loan Documents, each Back-Up Servicing Agreement, the Management Agreement and the Fund SREC Transfer Agreements, addressed to the Lenders and each Secured Party from Latham & Watkins LLP, counsel for the Relevant Parties, each SREC Seller Party and the Sponsor, including opinions regarding the attachment, perfection of security interests in Collateral and corporate matters (including, without limitation, enforceability, no consents, no conflicts with the Limited Liability Company Agreements, Master Lease Agreement, Lease Depositary Agreement, Sponsor Guaranties and certain financing documents and Investment Company Act matters);

(x)Officer’s Certificate.  An Officer’s Certificate:

(A)either (1) attaching copies of all consents, licenses and approvals required from any third party (including a Tax Equity Member) or Governmental Authority in connection with the Loans and the guarantees given by the Loan Parties, the granting of the Liens under the Collateral Documents, the consummation of the Closing Date Assignments and the execution, delivery and performance of this Agreement and the other Transaction Documents and the validity against each Relevant Party of the Loan Documents to which it is a party, and such consents, licenses and approvals shall be in full force and effect and not subject to appeal, or (2) certifying that no such consents, licenses or approvals are so required;

(B)certifying that the conditions specified in Section 6.01(j) (Representations and Warranties), Section 6.01(k) (No Action by Governmental Authority), Section 6.01(l) (No Default or Event of Default), Section 6.01(o) (Closing Date Assignments) and Section 6.01(p) (SREC Transactions) have been satisfied;

(C)certifying that,  (I) after giving effect to the issuance of the Loans (and the use of proceeds thereof), the fair saleable value of the Assets of the Borrower and the Subsidiaries, taken as a whole, exceeds and will, immediately following the making of any Loans, exceed such Persons’ total liabilities, including, without limitation, subordinated, unliquidated, disputed and contingent obligations;  (II) the fair saleable value of Assets of the Borrower and the Subsidiaries, taken as a whole, is and will, immediately following the making of any Loans (and the use of proceeds thereof), be greater than such Persons’ probable liabilities, including the maximum amount of its contingent obligations

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on its debts as such debts become absolute and matured; (III) the Assets of the Borrower and the Subsidiaries, taken as a whole, do not and, immediately following the making of any Loans (and the use of proceeds thereof) will not, constitute unreasonably small capital to carry out the business of such Persons as conducted or as proposed to be conducted; and (IV) the Borrower does not intend for it or any Subsidiary to, and does not believe that any such Person will, incur Indebtedness and liabilities beyond its ability to pay such Indebtedness and liabilities as they mature (taking into account the timing and amounts of cash to be received by the Borrower and the amounts to be payable on or in respect of obligations of the Borrower);

(D)certifying that no Provider Event, Manager Event or Lessor Default has occurred and is continuing; and

(E)certifying that there has been no event or circumstance since December 31, 2015 that has had or could reasonably be expected to have a Material Adverse Effect.

(xi)Warranties.  Evidence that all warranties relating to the Projects in the Project Pool inure to the benefit of, and are enforceable by, the relevant Subsidiary.

(xii)Funds Flow Memorandum.  The Closing Date Funds Flow Memorandum outlining the use of the Loans.

(xiii)Tax Equity Fund Models.  The then-current Tax Equity Fund Model for each Fund, as last approved by the applicable Tax Equity Member

(b)Base Case Model and Model Auditor Report

.  The Administrative Agent and the Lenders have received the Base Case Model and a report from the Model Auditor in respect of the Tax Equity Fund Models in form and substance satisfactory to the Lenders and addressed to the Lenders.

(c)Initial Operating Budget.  The Administrative Agent and the Lenders have received the initial Operating Budget required pursuant to Section 8.01(e)(i) (Operating Budgets).

(d)KYC.  The Administrative Agent and the Lenders have received all documentation and other information required by regulatory authorities under the applicable “know your customer” and Anti-Money Laundering Laws, including the Patriot Act, as and to the extent requested at least five (5) Business Days prior to the Closing Date.

(e)Fees and Expenses.

(i)All documented fees and expenses (including attorney’s fees and disbursements) required to be paid to the Agents and the Lenders pursuant to the Loan Documents on or before the Closing Date shall have been paid or shall be paid contemporaneously with the borrowing of the Loans.

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(ii)All other costs and expenses required to be paid pursuant to Section 12.03 (Expenses; Etc) for which evidence has been presented at least three (3) Business Days prior to the Closing Date shall have been paid in full by the Borrower on or before the Closing Date.

(iii)The payment of all fees, costs and expenses to be paid on the Closing Date will be reflected in the Closing Date Funds Flow Memorandum and funding instructions given by the Borrower to the Administrative Agent and the Depositary Agent prior to the Closing Date.

(f)Collateral Accounts.  The Lenders shall have received satisfactory evidence that the Borrower and the applicable Guarantors have established the Collateral Accounts and the Borrower has deposited, or shall deposit contemporaneously with the borrowing of the Loans, (i) the Debt Service Reserve Required Amount shall have been established, through funding cash into the Debt Service Reserve Account pursuant to the Closing Date Funds Flow Memorandum, (ii) the Supplemental Reserve Required Amount into the Supplemental Reserve Account and (iii) the Inverter Replacement Reserve Required Amount into the Inverter Replacement Reserve Account, in each case in accordance with the Depositary Agreement.  The funding of the Debt Service Reserve Account, the Supplemental Reserve Account and the Inverter Replacement Reserve Account will be reflected in the Closing Date Funds Flow Memorandum and funding instructions given by the Borrower to the Administrative Agent and the Depositary Agent prior to the Closing Date.

(g)Technical Report.  The Administrative Agent shall have received technical report prepared by the Independent Engineer.

(h)Insurance.  The Administrative Agent shall have received (i) an insurance report from the Insurance Consultant, including an opinion as to the adequacy of the insurance maintained by the Borrower and (ii) an insurance certificate from the Borrower’s insurance broker identifying the underwriters, types of insurance, applicable insurance limits and policy terms consistent with such insurance report and evidence, including customary insurance certificates, that all insurance required to be obtained and maintained pursuant to the Loan Documents has been obtained and all premiums thereon have been paid in full.

(i)Reliance on Consultant Reports.  The Administrative Agent and the Lenders shall have received customary reliance letters, duly executed by the Independent Engineer, the Model Auditor and the Insurance Consultant allowing the Administrative Agent and the Lenders to rely on or use the underlying reports prepared by such consultants, or such reports shall be addressed to the Administrative Agent and the Lenders.

(j)Representations and Warranties.  The representations and warranties of the Relevant Parties contained in ARTICLE VII (Representations and Warranties) or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct on and as of the Closing Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date.

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(k)No Action by Governmental Authority.  No action or proceeding has been instituted or threatened in writing by any Governmental Authority against any Relevant Party that seeks to impair, restrain prohibit or invalidate the transactions contemplated by this Agreement and the other Loan Documents or regarding the effectiveness or validity of any required Permits.

(l)No Default or Event of Default.  No Default or Event of Default shall exist, or would result from the borrowing of the Loans or from the application of the proceeds thereof.

(m)Discharge of Aggregation Facility Indebtedness.  Prior to or, pursuant to a closing protocol acceptable to the Lenders, contemporaneously with the occurrence of the Closing Date, the Relevant Parties shall have delivered to the Lenders evidence to their satisfaction that the Indebtedness of the Relevant Parties under the Aggregation Facility has been discharged and all documents or instruments necessary to release all Liens on the Collateral securing, and any guarantee of the Relevant Parties in respect of, the Indebtedness under the Aggregation Facility on the Closing Date (including receipt of duly executed payoff letters, UCC-3 termination statements and the termination of any consent agreements).

(n)[Reserved].

(o)Closing Date Assignments.  Prior to or, pursuant to a closing protocol acceptable to the Lenders, contemporaneously with the occurrence of the Closing Date:

(i)all conditions to the consummation of the Closing Date Assignments set forth in the Closing Date Assignment Agreements shall have been satisfied or the fulfillment of any such conditions shall have been waived with the consent of the Lenders such that the Closing Date Assignments shall become effective in accordance with the terms of the Closing Date Assignment Agreements;

(ii)the Closing Date Assignment Agreements shall be in full force and effect and no provision thereof shall have been modified or waived, in each case without the consent of the Lenders.

(p)SREC Transactions.  Each of the SREC Financing Master PSA, SREC Aggregator Master PSA and the Fund SREC Transfer Agreements shall have been duly executed in form and substance satisfactory to the Lenders and UCC-1s shall have been filed (i) in favor of the Collateral Agent (as assignee of SREC Guarantor) in respect of the assignment of receivables under the SREC Financing Master PSA, (ii) in favor of SREC Guarantor in respect of the assignment of receivables under the SREC Aggregator Master PSA and (iii) in favor of the Collateral Agent (as assignee of SREC Guarantor) in respect of the SRECs sold by the Lessor under its applicable Fund SREC Transfer Agreement.

(q)Ratings.  Each Lender shall have received reasonably satisfactory evidence that the Loans are rated at least BBB- or equivalent from KBRA.

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(r)ITC Insurance Policy.  Each Lender shall have received satisfactory evidence that (i) Fund XVIII Guarantor is insured by the ITC Insurance Policy, which is fully underwritten by Qualified Insurers, with Borrower as loss payee and (ii) the non-refundable premium required to be paid to the ITC Underwriting Representative under the ITC Insurance Policy shall have been paid or shall be paid contemporaneously with the borrowing of the Loans.

Article VII. Representations and Warranties.

As of the Closing Date, the Borrower represents and warrants to the Lenders and the Administrative Agent that:

Section 7.01Organization, Powers, Capitalization, Good Standing, Business.

(a)Organization and Powers.  The Borrower is duly organized, validly existing and in good standing under the Laws of its state of formation.  The Borrower has all requisite power and authority to own and operate its Properties, to carry on its businesses as now conducted and proposed to be conducted.  The Borrower has all requisite power and authority to enter into each Transaction Document to which it is a party and to perform the terms thereof.

(b)Qualification.  The Borrower is duly qualified and in good standing in each state or territory where necessary to carry on its present businesses and operations, except in jurisdictions in which the failure to be qualified and in good standing could not reasonably be expected, in the aggregate across all such jurisdictions, to have a Material Adverse Effect.

(c)Business.  The Relevant Parties have not conducted any business other than acquisition, construction, installation, lease, ownership of, and sale of energy from, and the operation, management, maintenance and financing of, the Projects and activities related or incident thereto (including those contemplated by the Transaction Documents).

Section 7.02Authorization of Borrowing, etc.

(a)Authority.  The Borrower has the power and authority to incur, and the Loan Parties have the power and authority to guarantee, the Indebtedness represented by the Loans and the Loan Documents.  The execution, delivery and performance by each Loan Party and each SREC Seller Party of the Loan Documents to which it is a party and the consummation of the transactions contemplated thereby have been duly authorized by all necessary limited liability company or other action, as the case may be, on behalf of such Loan Party or SREC Seller Party.

(b)No Conflict.  The execution, delivery and performance by each Relevant Party of the Transaction Documents to which it is a party and the consummation of the transactions contemplated thereby do not and will not:  (i) conflict with or result in a violation or breach of the terms of (A) its certificate of formation, limited liability company agreement, operating agreement or other organizational documents, as the case may be; (B) any provision of material Law applicable to it or (C) any order, judgment or decree of any Governmental Authority binding on it or any of its material Properties; (ii) result in a material breach of or

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constitute (with due notice or lapse of time or both) a material default under the Transaction Documents or any other material contractual obligation binding upon a Relevant Party or its material Properties; or (iii) result in or require the creation or imposition of any Lien upon its Assets (other than the Liens created under the Collateral Documents).

(c)Consents.  The execution and delivery by each Relevant Party of the Transaction Documents to which it is a party, and the consummation of the transactions contemplated thereby, do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any Governmental Authority or any other Person (including any Tax Equity Member and their Affiliates or any lender to any Loan Party or its Affiliates) which has not been obtained or made, and each such consent or approval is in full force and effect, in each case, other than consents, approvals, registrations, notices or other action which, if not obtained or made, could not reasonably be expected, in the aggregate across all such consents, approvals, registrations, notices or other action not so obtained or made, to have a Material Adverse Effect.

(d)Binding Obligations.  Each of the Transaction Documents to which a Loan Party or SREC Seller Party is a party has been duly executed and delivered by such Loan Party or SREC Seller Party thereto and is the legally valid and binding obligation of such Loan Party or SREC Seller Party, enforceable against it, in accordance with its respective terms, subject to bankruptcy, insolvency, moratorium, reorganization and other similar Laws affecting creditor’s rights.

Section 7.03Title to Membership Interests.

(a)Upon the consummation of the Closing Date Assignments on the Closing Date, the Borrower is the sole member of each of the Guarantors, and has good and valid legal and beneficial title to all of the Guarantor Manager Membership Interests, free and clear of all Liens other than Permitted Liens.  All of such issued and outstanding Guarantor Manager Membership Interests have been duly authorized and validly issued and, upon the consummation of the Closing Date Assignments on the Closing Date, are owned of record and beneficially by the Borrower and were not issued in violation of any preemptive right.  There are no voting agreements or other similar agreements with respect to the Guarantor Manager Membership Interests.

(b)Each Guarantor has good and valid legal and beneficial title to all of the Fund Manager Membership Interests in the applicable Tax Equity Fund held by it as identified on Schedule 7.03(g) (Subsidiaries), free and clear of all Liens other than Permitted Liens.  All of the issued and outstanding Fund Manager Membership Interests have been duly authorized and validly issued and are owned of record and beneficially by the Guarantor identified on Schedule 7.03(g) (Subsidiaries) and were not issued in violation of any preemptive right.  There are no voting agreements or other similar agreements with respect to the Fund Manager Membership Interests.

(c)Other than the independent member of the Borrower, the Pledgor is the sole member of the Borrower and has good and valid legal and beneficial title to all of the

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Borrower Membership Interests, free and clear of all Liens other than Permitted Liens.  All of the issued and outstanding Borrower Membership Interests have been duly authorized and validly issued and are owned of record and beneficially by Pledgor and were not issued in violation of any preemptive right.  There are no voting agreements or other similar agreements with respect to the Borrower Membership Interests.

(d)Other than pursuant to the Closing Date Assignment Agreements, there are no outstanding options, warrants or rights for conversion into or acquisition, purchase or transfer of any of the Membership Interests. There are no outstanding options, warrants or rights for conversion into or acquisition, purchase or transfer of any of the membership interests in a Tax Equity Fund, except for (i) the call rights of the Partnership Flip Manager Guarantors under the Tax Equity Documents, with respect to the membership interests of the Tax Equity Members in the Partnership Flip Funds, (ii) the withdrawal right of the applicable Tax Equity Member from the applicable Partnership Flip Fund under the Limited Liability Company Agreement of Fund XI or the Limited Liability Company Agreement of Fund XIII, (iii) contingent buy out rights of any Guarantor or Tax Equity Member to acquire membership interests in any Fund and (iv) any provisions providing for the conversion of a Fund Manager Membership Interest into a non-managing or “economic interest” (in accordance with the express terms of such Fund’s Limited Liability Company Agreement).  There are no agreements or arrangements for the issuance by any Loan Party of additional equity interests.

(e)Prior to the consummation of the Closing Date Assignments on the Closing Date, Schedule 7.03(e) (Organizational Structure prior to the Closing Date) accurately sets forth the ownership structure of the Relevant Parties underneath the Sponsor.

(f)After the consummation of the Closing Date Assignments on the Closing Date, Schedule 7.03(f) (Organizational Structure following the Closing Date) accurately sets forth the ownership structure of the Relevant Parties underneath the Sponsor.  The Borrower has no subsidiaries other than as shown on Schedule 7.03(f) (Organizational Structure following the Closing Date).

(g)Schedule 7.03(g) (Subsidiaries) sets forth the name and jurisdiction of incorporation or formation of each Loan Party and the Tax Equity Funds and the percentage of each class of Capital Stock owned by any Loan Party.

Section 7.04Governmental Authorization; Compliance with Laws.

(a)No Permit, approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with (i) the execution, delivery or performance by, or enforcement against, any Loan Party or SREC Seller Party of this Agreement or any other Transaction Document, (ii) the grant by any Loan Party or SREC Seller Party of the Liens granted by it pursuant to the Collateral Documents, (iii) the perfection or maintenance of the Liens created under the Collateral Documents or (iv) the exercise by the Administrative Agent or any Lender of its rights under the Loan Documents or the remedies in respect of the Collateral pursuant to this Agreement or the Collateral Documents, except for the authorizations, approvals, actions,

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notices and filings listed on Schedule 7.04 (Governmental Authorization; Compliance with Laws) or with respect to which the Borrower could not reasonably be expected to have Knowledge because they are particular to the identity or character of the Administrative Agent, all of which have been duly obtained, taken, given or made and are in full force and effect as of the Closing Date.  All material Permits necessary or required in connection with the development, construction and operation of the Eligible Projects (including permission to operate from the applicable local utility) have been duly obtained, taken, given or made and, if necessary or required to be in effect as of the Closing Date, are in full force and effect as of the Closing Date.

(b)Each of the Loan Parties is, and the business and operations of each such Person and its development, construction and operation of the Projects are, and always have been, conducted in all respects in material compliance with all applicable Laws (including, without limitation, laws with respect to consumer leasing and protection but not including Environmental Laws which are addressed under Section 7.16 (Environmental Matters), or Anti-Corruption Laws, Anti-Money Laundering Laws or Sanctions, which are addressed under Section 7.20 (Sanctions; Anti-Corruption; Anti-Money Laundering)), and none of any Loan Party has received written notice from any Governmental Authority of an actual or potential violation of any such Laws, except as does not constitute or could not reasonably be expected, in the aggregate across all such written notices of actual or potential violations, to constitute a Material Adverse Effect.

(c)Each Project in the Project Pool that makes any sale of electricity at wholesale is a qualifying small power production facility in accordance with 18 C.F.R. Part 292 and is exempt from the Public Utility Holding Company Act of 2005 and from certain state laws and regulations as set forth in 18 C.F.R. Section 292.602(c), and is exempt from all sections of the Federal Power Act and its implementing regulations except for those set forth in 18 C.F.R. Sections 292.601(2) through (5).

(d)No Relevant Party is subject to regulation by any state public utility regulatory authority in any Project State with respect to its rates or finances.

Section 7.05Solvency.  The Borrower has not entered into any Loan Document with the actual intent to hinder, delay, or defraud any creditor.  After giving effect to the issuance of the Loans (and the use of proceeds thereof), the fair saleable value of the Loan Parties’ Assets, taken as a whole, exceeds and will, immediately following the making of any Loans, exceed the Loan Parties’ total liabilities, including, without limitation, subordinated, unliquidated, disputed and contingent obligations.  The fair saleable value of the Loan Parties’ Assets, taken as a whole, is and will, immediately following the making of any Loans (and the use of proceeds thereof), be greater than the Loan Parties’ probable liabilities, including the maximum amount of its contingent obligations on its debts as such debts become absolute and matured.  The Loan Parties’ Assets, taken as a whole, do not and, immediately following the making of any Loans (and the use of proceeds thereof) will not, constitute unreasonably small capital to carry out the business of the Loan Parties as conducted or as proposed to be conducted.  The Borrower does not intend for it or any Relevant Party to, and does not believe that any such Person will, incur Indebtedness and liabilities beyond its ability to pay such Indebtedness and liabilities as they

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mature (taking into account the timing and amounts of cash to be received by the Borrower and the amounts to be payable on or in respect of obligations of the Borrower).

Section 7.06Use of Proceeds and Margin Security; Governmental Regulation.

(a)No portion of the proceeds from the making of the Loans will be used by the Borrower, a Loan Party or their respective Affiliates in any manner that might cause the borrowing or the application of such proceeds to violate Regulation U or Regulation X or any other regulation of the Board.  Nor is Borrower engaged principally, or as one of its principal activities in the business of extending credit for the purpose of purchasing or carrying margin stock (as defined or used in Regulation  U or Regulation X).

(b)No Relevant Party is an “investment company”, or a company “controlled” by an “investment company”, within the meaning of the Investment Company Act.

(c)No Relevant Party is subject to regulation under any federal or state statute or regulation that limits their ability to incur indebtedness for borrowed money.

Section 7.07Defaults; No Material Adverse Effect.

(a)No Default or Event of Default has occurred and is continuing.

(b)No event, condition or circumstance has occurred which has resulted in, or could reasonably be expected to result in, a Material Adverse Effect.

(c)No Provider Event, Manager Event or Lessor Default has occurred and is continuing.

Section 7.08Financial Statements; Books and Records.

(a)Except as set forth on Schedule 7.08 (Financial Statement Exceptions), all Financial Statements that have been furnished by or on behalf of any Relevant Party or any of their Affiliates to the Administrative Agent in connection with the Loan Documents have been prepared in accordance with GAAP, consistently applied and present fairly in all material respects the financial condition of the Persons covered thereby as of the respective dates thereof, subject, in the case of any such unaudited Financial Statements, to changes resulting from audit and normal year-end adjustments, including the absence of footnotes and subject to validation of individual capital accounts in calculating net loss attributable to noncontrolling interests in conformity with GAAP.

(b)All books, accounts and files of each Loan Party are accurate and complete in all material respects, and Borrower has access to all such books and records and the authority to grant access to such books and records to the Secured Parties.

Section 7.09Indebtedness.  The Relevant Parties have no outstanding Indebtedness other than (i) the Obligations and other Permitted Indebtedness and (ii) solely prior to the consummation of the Closing Date Assignments on the Closing Date, the Indebtedness

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under the Aggregation Facility.  The Obligations under the Loan Documents constitute Indebtedness of the Borrower and the Guarantors secured by a first ranking priority security interest in the Collateral, subject to Permitted Liens.  As of the Closing Date, no other Indebtedness of the Borrower or the Guarantors ranks senior in priority to the Obligations.

Section 7.10Litigation; Adverse Facts.  There are no judgments outstanding against any Relevant Party, or affecting any of the Projects or any other Assets or Property of any Relevant Party, nor to the Relevant Parties’ Knowledge is there any action, charge, claim, demand, suit, proceeding, petition, governmental investigation or arbitration now pending or threatened against any Relevant Party, respectively, or any of the Projects that relates to the legality, validity or enforceability of any of the Transaction Documents, the ability of a Secured Party to exercise any of its rights in respect of the Collateral or the Collateral Documents or, other than as set forth on Schedule 7.10 (Litigation; Adverse Facts), that could reasonably be expected, in the aggregate across all such actions, charges, claims, demands, suits, proceedings, petitions, governmental investigations and arbitrations, to result in a Material Adverse Effect.

Section 7.11Taxes and Tax Status.  All U.S. federal, state and local tax returns, information statements and reports, and all other material tax returns, information statements or reports, in each case, related to Taxes, of the Relevant Parties required to be filed have been timely filed (or any such Person has timely filed for a valid extension and such extension has not expired), and all material Taxes (including any payments in lieu of Taxes) upon such Persons and upon their Properties, Assets, income, profits, businesses and franchises which are due and payable have been timely paid except to the extent the same are being contested in accordance with Section 8.11 (Payment of Claims).  All such returns, information statements and reports are true and accurate in all material respects.  There are no Liens for Taxes (other than Liens for Taxes not yet due and payable) on any Assets of any Relevant Party, no unresolved written claim or proposed adjustment has been asserted with respect to any Taxes of any Relevant Party, no waiver or agreement by any Relevant Party is in force for the extension of time for the assessment or payment of any Tax or regarding the application the statute of limitations for any Taxes or tax returns, and no request for any such extension or waiver is currently pending.  There is no pending or, to the Knowledge of the Borrower, threatened audit or investigation by any Governmental Authority of any Relevant Party with respect to Taxes.  No Relevant Party is a party to or bound by any Tax sharing arrangement with any Person or any other agreement pursuant to which it is liable for the Taxes of another Person (including any Affiliate of a Relevant Party), other than the Tax Equity Documents, the Loan Documents and the other Portfolio Documents.  No Relevant Party has any liability for Taxes of any Person under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local, or foreign law) or as a transferee or successor.  No power of attorney currently in force has been granted with respect to Taxes of any Relevant Party.  No written claim has been made by any Governmental Authority and received by any Relevant Party in a jurisdiction where such Relevant Party does not file a tax return that it is or may be subject to taxation in that jurisdiction.  No Relevant Party has engaged in any “listed transaction” as defined in Treasury Regulation Section 1.6011-4 or made any disclosure under Treasury Regulation Section 1.6011-4.  With respect to each Project that is leased for U.S. federal income tax purposes to a Customer, to the Knowledge of the Borrower, the Customer is not a tax exempt entity within the meaning of Section 168(h)(2) of the Code, except as could not reasonably be expected to have a Material Adverse Effect, when

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combined with other similar Projects.  All real property, personal property, sales and use taxes imposed upon any Project or the Energy produced by any Project are fully reimbursable by the applicable Customer or have been timely paid by the Manager, Provider or Seller on behalf of the applicable Relevant Party.  No private letter ruling from the IRS has been obtained or requested by any Relevant Party for any of the transactions contemplated hereunder or under any of the Tax Equity Documents.  Each Relevant Party is treated for U.S. federal income tax purposes either as disregarded as an entity separate from its owner (as described in U.S. Treasury Regulations Section 301.7701-2(c)(2)(i)) or as a partnership (and not a publicly traded partnership as defined in Section 7704(b) of the Code) and each such owner or partnership for this purpose is a U.S. Person and not a Tax Exempt Person.  No Relevant Party has elected to be treated as an association taxable as a corporation for federal income tax purposes.

Section 7.12Performance of Agreements.  None of the Loan Parties, SREC Seller Parties or Provider is in default in the performance, observance or fulfillment of the Loan Documents or the Management Agreement.  None of the Loan Parties, SREC Seller Parties or Provider are in material default in the performance, observance or fulfillment of the other Transaction Documents to which they are a party or any of the other obligations, covenants or conditions contained in any material contracts of any such Persons and, to the Knowledge of the Loan Parties, SREC Seller Parties or Provider, no condition exists under such Transaction Documents that, with the giving of notice or the lapse of time or both, would constitute such a material default, other than with respect to the Customer Agreements where such condition (itself or when coupled with other defaults or conditions under such agreements) could not reasonably be expected to have a Material Adverse Effect.

Section 7.13ERISA.

(a)None of the Loan Parties or SREC Seller Parties, or any of their respective ERISA Affiliates, maintains or contributes to, or has any obligation under, any Employee Benefit Plans or Multiemployer Plans. Without limiting the foregoing, the Relevant Parties do not have any employees or former employees and do not sponsor, maintain, participate in, contribute to or have any obligations under or liability in respect of any Plan.

(b)The execution and delivery of this Agreement and the making of the Loans hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code.  The representation by the Borrower to each Lender in the first sentence of this Section 7.13(b) is made in reliance upon and subject to the accuracy of such Lender’s representation in Section 5.04 (Source of Funds Representations of the Lenders) as to the sources of the funds used to make the Loans.

Section 7.14Insurance.  Set forth on Schedule 7.14 (Insurance) is a description of all policies of insurance for the Relevant Parties, including those policies of the Sponsor for the benefit of the Relevant Parties which are required to be maintained pursuant to a Transaction Document, that are in effect as of the Closing Date.  Such insurance policies conform to the requirements of Section 8.12 (Maintenance of Insurance) and have been paid in full or are not in arrears.  No notice of cancellation has been received with respect to such policies and the

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Relevant Parties are in compliance in all material respects with all conditions contained in such policies.

Section 7.15Investments.  Except as set forth under Schedule 7.03(g) (Subsidiaries), the Loan Parties have no direct or indirect equity interest in any Person which is not also a Loan Party, including any stock, partnership interest or other equity securities of any other Person.

Section 7.16Environmental Matters.  Each Project is, and has been developed, constructed and operated, in material compliance with all applicable Environmental Laws and Permits; no notice of violation of such Environmental Laws or Permits has been issued by any Governmental Authority with respect to any Project which has not been resolved or which is reasonably expected, in the aggregate across all such notices of violation for all Projects, to have a Material Adverse Effect; there is no pending or, to the Borrower’s Knowledge, threatened action, charge, claim, demand, suit, proceeding, petition, governmental investigation or arbitration in respect of any Environmental Laws or Permits against any Relevant Party or with respect to any Project which could reasonably be expected, in the aggregate across all such actions, charges, claims, demands, suits, proceedings, petitions, governmental investigations and arbitrations, to have a Material Adverse Effect; there has been no Release of any Hazardous Material by a Relevant Party on, from or related to any Project that has resulted in or could reasonably be expected, in the aggregate across all such Releases, to result in a Material Adverse Effect; and no action has been taken by any Relevant Party that would cause any Project not to be in material compliance with all applicable Environmental Laws or Permits pertaining to Hazardous Materials. If any Project is located in the State of New York, the gross area of such Project is less than 4,000 square feet.

Section 7.17[Reserved].

Section 7.18Representations Under Other Loan Documents.  Each of the Relevant Parties’ representations and warranties set forth in the other Loan Documents are true, correct and complete in all material respects when made.

Section 7.19Broker’s Fee.  Except as disclosed on Schedule 7.19 (Brokers), no broker’s fee or finder’s fee, commission or similar compensation will be payable by or pursuant to any contract or other obligation of any Loan Party or SREC Seller Party with respect to the making of the Loans or any of the other transactions contemplated by the Transaction Documents.

Section 7.20Foreign Assets Control Regulation.

(a)Each of the Loan Parties has implemented and maintains in effect policies and procedures reasonably designed to ensure compliance by it and its Subsidiaries, and their respective directors, officers, employees and agents, with applicable Anti-Corruption Laws, applicable Anti-Money Laundering Laws and applicable Sanctions.

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(b)No Loan Party or any of its Subsidiaries or any of their respective directors or officers or, to the Loan Party’s knowledge, any of their respective employees, Affiliates or agents:  (i) is a Sanctioned Person; (ii) has engaged in the past five (5) years or intends to engage in the future in any unlawful dealings with, involving or for the benefit of, any Sanctioned Person in violation of Sanctions; or (iii) will directly or indirectly use any part of any proceeds of the Loans or lend, contribute, or otherwise make available such proceeds (A) to fund or facilitate any unlawful activities or business of, with or involving any Sanctioned Person in violation of Sanctions or (B) in any other manner that would constitute or give rise to a violation of applicable Sanctions by any Loan Party, any of its Subsidiaries, the Administrative Agent or any Lender.

(c)No Loan Party or any of its Subsidiaries or any of their respective directors or officers or, to the Loan Party’s knowledge, any of their respective employees, Affiliates or agents has taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any “government official” (including any officer or employee of a government or government-owned or controlled entity; any officer or employee of a public international organization; any person acting in an official capacity for or on behalf of any of the foregoing; or any political party, party official, or candidate for political office) to improperly influence an official action, secure an improper advantage or in any manner that would constitute or give rise to a violation of applicable Anti-Corruption Laws.

(d)No Loan Party or any of its Subsidiaries or any of their respective directors or officers or, to the Loan Party’s knowledge, any of their respective employees, Affiliates or agents is or has been, in the past five (5) years, subject to any action, proceeding, litigation, claim or investigation with regard to any actual or alleged violation of applicable Sanctions, applicable Anti-Corruption Laws or applicable Anti-Money Laundering Laws.

Section 7.21Property Rights.  Each Fund owns (or, in the case of the Lessee, leases pursuant to the Master Lease Agreement) each photovoltaic system included in a Project acquired by it and owns (or, in the case of the Lessee, leases pursuant to the Master Lease Agreement), or, in the case of access rights to Customer Property, has a contractual right to use, all equipment and facilities necessary for the operation of each Project.  All equipment and facilities included in the Projects are (or are reasonably expected to be when acquired or contracted for) in good repair and operating condition subject to ordinary wear and tear and casualty and are suitable for the purposes for which they are employed, and, to the Knowledge of Borrower, there was and is no material defect, hazard or dangerous condition existing with respect to any such equipment or facilities except in respect of any material defect, hazard or dangerous condition for which the applicable Fund Provider is taking appropriate action in accordance with Prudent Industry Practices and that could not reasonably be expected, in the aggregate across all such material defects, hazards and dangerous conditions for all Projects, to have a Material Adverse Effect or a material adverse effect on the ability of the Borrower to perform under the Loan Documents at or above the projections in the Base Case Model.  Each Fund has the material requisite rights and licenses under the Customer Agreements to which it is party to access, install, operate, maintain, repair, improve and remove its respective Eligible Projects.  No Relevant Party is the title owner of any real property.

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Section 7.22Portfolio Documents and Eligible Projects.

(a)No Relevant Party is party to any agreement or contract other than (i) the Tax Equity Documents to which it is a party listed on Schedule 7.22(a) (Portfolio Documents), (ii) the other Transaction Documents to which it is a party, (iii) in the case of SREC Guarantor, the Master SREC Purchase and Sale Agreements and (iv) any contract or agreement incidental or necessary to the operation of its business that does not allocate material risk to any Relevant Party and have a term of less than one year or that has a value over its term not exceeding $100,000.

(b)Each Customer Agreement to which a Fund is a party is an Eligible Customer Agreement and does not warrant or guarantee any cost savings.

(c)Each Customer Agreement and the origination thereof and the installation of the related Eligible Project, in each case, was in compliance in all material respects with applicable Law (including without limitation, all consumer leasing and protection Law) at the time such Customer Agreement was originated and executed and such Eligible Project was installed.

(d)The Customer under each Customer Agreement in respect of an Eligible Project satisfied the Sponsor’s credit underwriting policy as and to the extent in effect at the time of origination.

(e)Except as set forth on Schedule 7.22(e) (Portfolio Document Exceptions), all Portfolio Documents when provided to Administrative Agent (in each case, including all schedules, exhibits, attachments, supplements and amendments thereto and any related protocols or side letters) are true, correct and complete copies of such Portfolio Documents, and as of the Closing Date or any other date when additional Portfolio Documents are provided to the Administrative Agent hereunder, each Portfolio Document (i) has been duly executed and delivered by the Sponsor, each SREC Seller Party and each Relevant Party party thereto (as applicable) and, to the Knowledge of Borrower and the Subsidiaries, the other parties thereto, (ii) is in full force and effect and is legal, valid and binding on, and enforceable against the Sponsor and each Relevant Party party thereto (as applicable) and, to the Knowledge of Borrower and the Subsidiaries, each other party thereto as of such date, (iii) neither the Sponsor, any SREC Seller Party nor any Relevant Party or, to the Knowledge of Borrower and each Subsidiary, no other party to such document is or, but for the passage of time or giving of notice or both, would be in breach of any material obligation thereunder, except solely with respect to the Project Documents, where such breach (itself or when coupled with other breaches under such Project Documents) could not reasonably be expected to have a Material Adverse Effect, (iv) has no event of force majeure existing thereunder except solely with respect to the Project Documents, where such event of force majeure (itself or when coupled with other events of force majeure under such Project Documents) could not reasonably be expected to have a Material Adverse Effect and (v) all conditions precedent to the effectiveness of such documents have been satisfied or waived in writing.

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(f)Borrower maintains in its or the applicable Relevant Party’s books and records a copy of all material documentation ancillary to the Customer Agreements, including, with respect to each completed Eligible Project:  (i) a copy of or access to all of such Eligible Project’s manufacturer, installer or other warranties; (ii) a copy of the Eligible Project’s completed inspection certificate issued by the applicable Governmental Authority; (iii) evidence of permission to operate from the applicable local utility; and (iv) evidence that any applicable installer of such Eligible Project has been paid in full.

(g)The insurance described in Section 8.12 (Maintenance of Insurance) satisfies all insurance requirements set forth in the Portfolio Documents.

(h)Except as set forth on Schedule A, each Eligible Project has been Placed in Service.

(i)No Eligible Project been turned off due to a Customer delinquency.

(j)The Project Information for each Eligible Project is true and correct in all material respects and does not omit any necessary information that makes such entry misleading.

(k)To the Knowledge of Borrower, no condemnation is pending or threatened in writing with respect to any Eligible Project, or any portion thereof material to the ownership or operation of the Eligible Project, and no unrepaired, material casualty exists with respect to any Eligible Project or any portion thereof material to the ownership or operation of any Eligible Project or the sale of electricity therefrom.

(l)The Relevant Parties have taken all action in accordance with Prudent Industry Practices to ensure that the manufacturer warranties relating to an Eligible Project are in full force and effect and, to the Knowledge of the Borrower, can be enforced by the applicable Fund and, to the Knowledge of the Borrower and except to the extent the applicable manufacturer is no longer honoring its warranties generally, all manufacturer warranties are in full force and effect.

(m)A Fund Provider is obligated to provide certain maintenance and administrative services associated with such Systems in accordance with the applicable Services Agreements for such Fund and the standards set forth in the Portfolio Documents.

(n)Each Eligible Project and the related Customer Agreement have been assigned to and are owned by the Lessor (subject to the leasehold interest of the Lessee under the  Master Lease Agreement) or Partnership Flip Fund, to which a Guarantor has the Fund Manager Membership Interests, free and clear of all liens and encumbrances, except for Permitted Liens.

(o)In respect of each Eligible Project not located in California, a fixture filing has been or will be recorded against each Customer and the applicable Property in respect of such Eligible Project in the real property records where the Eligible Project is located; provided, however, that (i) certain of such filings may be released from time-to-time in order to assist the applicable Customer in a pending refinancing of such Customer’s mortgage loan or sale of home and (ii) such filings may not have been filed or maintained in a manner that would provide

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priority under applicable law over an encumbrance or owner of the real property subject to the filing.

(p)In respect of each Eligible Project in California with respect to which a Customer Agreement has been entered into, a filing in respect of such Eligible Project (pursuant to and in compliance with Cal. Pub. Util.  Code §§ 2868-2869) was made in the applicable real property records where the Eligible Project is located where the Eligible Project is located; provided, however, that certain of such filings may be released from time-to-time in order to assist the applicable Customer in a pending refinancing of such Customer’s mortgage loan or sale of home.

(q)Each Eligible Project is located in a Project State listed on Schedule 7.22(q) (Project States).

(r)With respect to each Fund, each of the Fund Representations is true, complete and correct.

(s)The Net Cash Flow included under the Base Case Model from the Project Pool does not include any projections of Operating Revenues other than Eligible Revenues, includes projections of Operating Expenses from all Eligible Projects in the Project Pool and takes into account the impact on projections of Operating Revenues and Operating Expenses from each waiver to eligibility requirements, portfolio criteria or otherwise as provided by a Tax Equity Member. Taking into account all Eligible Projects owned by the applicable Fund:  (i) each of the fund constraints and limitations set forth in the related Master Purchase Agreement has been satisfied, (ii) any minimum systems in service requirement set forth in such Master Purchase Agreement shall have been achieved, and (iii) each Eligible Project met the sale conditions and eligibility representations at the time of sale pursuant to such Master Purchase Agreement or such requirements referenced in clauses (i), (ii) and/or (iii) were waived or amended and a copy of any such waiver or amendment has been provided to the Administrative Agent.

(t)All standing orders and transfer instructions, and recordations in any applicable environmental registry and information system that tracks the environmental and fuel attributes of generation, to the extent required on or prior to the date hereof by the Master SREC Purchase and Sale Agreements, Fund SREC Transfer Agreements and Eligible SREC Contracts in respect of the Eligible Projects and their generation of SRECs, have been issued or made.

Section 7.23Security Interests.

(a)The Collateral Documents create, as security for the Obligations, valid, enforceable, and, upon the filing of documents and instruments in the proper places and the taking of other required actions (including, without limitation, possession), which have been filed or taken on or prior to the Closing Date, perfected first-priority Liens in the Collateral, in favor of the Collateral Agent, for the benefit of the Secured Parties, subject to no Liens other than Permitted Liens.  All consents and approvals necessary or desirable to create and perfect such Liens have been obtained.

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(b)The descriptions of the Collateral set forth in the Collateral Documents are true, complete, and correct in all material respects and are adequate for the purpose of creating, attaching, and perfecting the Liens in the Collateral granted or purported to be granted in favor of the Collateral Agent for the benefit of the Secured Parties.

(c)All filings, registrations, recordings, notices, and other actions that are necessary or required (including delivery to the Collateral Agent of the certificates evidencing the Membership Interests or giving the Collateral Agent control or possession of the Collateral) to perfect the Collateral Agent’s Lien on the Collateral for the benefit of the Secured Parties have been made or taken or will be made or taken on the date of this representation.

Section 7.24Intellectual Property

.  Each Relevant Party owns or holds a valid and enforceable agreement, license, permit, certificate, franchise or other authorization or right to use the technology and intellectual property rights necessary to own, lease, operate, maintain and repair the Projects, and no actions by any Relevant Party that have been performed or are expected to be performed under the Portfolio Documents infringe upon or misappropriate in any material respect the intellectual property rights of any other Person.

Section 7.25Full Disclosure.

(a)Other than the Memorandum, all written information contained in any officer’s certificate, Loan Document (including all schedules, exhibits, annexes and other attachments), documents, reports or other written information delivered in connection with the transactions hereunder pertaining to the Borrower, the Guarantors, the Funds, the SREC Seller Parties, the Pledgor, the Portfolio Documents, and the Projects (other than any assumptions, projections or forward-looking statements), together with all written updates of such information from time to time (collectively, the “Information”), that have been furnished by or on behalf of the Borrower to any Secured Party or its advisors or consultants are, taken as a whole, true and correct in all material respects and do not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein not materially misleading in light of the circumstances in which they were made. The Memorandum, taken as a whole, is true and correct in all material respects, does not contain any material misstatements and presents fairly in all material respects the financial position of the Borrower, the Guarantors and the Funds.

(b)The Base Case Model (i) has been prepared in good faith based upon assumptions believed by the Borrower to be reasonable as and when the Base Case Model was prepared, (ii) is, other than with respect to reasonable variances to assumptions, generally consistent with each financial model provided to the Tax Equity Members as and when the Base Case Model was prepared and (iii) does not include any Operating Revenues for Loan sizing purposes other than Eligible Revenues and includes a good faith estimate of all Operating Expenses in respect of all Projects owned by the Funds, it being recognized by the Administrative Agent and the Lenders that such information as it relates to future events is not to be viewed as fact and that actual results during the period or periods covered by such information may differ from the projected results set forth therein by a material amount.

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Section 7.26No Other Bank Accounts.  No Relevant Party maintains any bank accounts other than (i) the Collateral Accounts maintained by the Borrower and the Guarantors, (ii) the Unpledged SREC Account maintained by SREC Guarantor and (iii) the Fund Accounts.

Article VIII. Affirmative Covenants.

The Borrower covenants and agrees that until the Debt Termination Date, it shall perform and comply with all covenants in this ARTICLE VIII applicable to such Person.

Section 8.01Financial Statements and Other Reports.

(a)Financial Statements and Operating Reports.

(i)Annual Reporting.  Within one hundred fifty (150) days after the end of each fiscal year of the Borrower, the Borrower shall furnish, or cause to be furnished, to the Administrative Agent (on a consolidated basis for the Sponsor and its subsidiaries) copies of the Financial Statements of the Sponsor, Borrower and each Fund; provided, that, the Borrower shall not be required to furnish Financial Statements of the Borrower for the fiscal year ended December 31, 2016.  All such Financial Statements shall be prepared in accordance with GAAP consistently applied and shall be audited by an Independent certified public accounting firm of national standing, and shall be accompanied by an unqualified report of such accountants on such Financial Statements which states that such Financial Statements present fairly in all material respects the financial position of the applicable Person and its consolidated subsidiaries for the period covered by such Financial Statements.  All such Financial Statements shall also be accompanied by a certification executed by the applicable Person’s chief executive officer or chief financial officer (or other officer with similar duties) to the effect set forth in Section 8.01(a)(vi) (Certifications of Financial Statements and Other Documents).

(ii)Quarterly Reporting.  Within sixty (60) days after the end of each of the first three (3) fiscal quarters in each fiscal year of the applicable Person, commencing with the fiscal quarter ended March 31, 2017, the Borrower shall provide to the Administrative Agent (on a consolidated basis for the applicable Person and its subsidiaries) copies of the unaudited Financial Statements of each of the Borrower and each Fund for each such quarter, together with a certification executed by each respective chief executive officer or chief financial officer (or other officer with similar duties) to the effect set forth in Section 8.01(a)(vi) (Certifications of Financial Statements and Other Documents).

(iii)Portfolio Reporting.  The Borrower shall cause the Manager to provide to the Administrative Agent a quarterly Manager’s report, no later than sixty (60) days after the end of the fiscal quarter of the Borrower in the form attached as Exhibit M (Form of Manager’s Report), which shall include reporting on an aggregate basis across all Funds and Projects of actual production data against budgeted production data.  The Borrower shall cause the Manager to include in each such Manager’s report (A) the zip code for each Eligible Project and (B) the estimated first-year energy

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generation data for each Eligible Project for the year commencing on the date such Eligible Project was granted permission to operate.  The Borrower shall cause the Manager and its employees and officers to make themselves available at the request of the Administrative Agent, a Lender or the Independent Engineer to discuss any information disclosed in a Manager’s report, including with respect to (a) Collections, (b) Operating Expenses, (c) the deployment schedule, (d) the fair market value of the class B equity interests in each Fund and (e) portfolio production performance.

(iv)Provider Reporting.  The Borrower shall cause the Fund Provider to provide to the Administrative Agent each monthly, quarterly and annual report required pursuant to Services Agreements at such time and in such manner as provided therein.  The Borrower shall cause each Fund Provider and its employees and officers to make themselves available at the request of the Administrative Agent or a Lender to discuss any information disclosed in such reports, including with respect to inverter failure rates.

(v)Scheduled Payment Date Report.  The Borrower shall provide to the Administrative Agent, the Collateral Agent, and the Depositary Agent a Scheduled Payment Date Report in accordance with Section 4.01(a) (Scheduled Payment Date Report).  The calculations of the Historical Debt Service Coverage Ratio and the Projected Debt Service Coverage Ratio and other information provided in respect of the Scheduled Payment Date Report hereunder shall be used in determining deposits to and releases from the Collections Account or the Distribution Suspense Account, as applicable, for the purposes of making any Restricted Payments by the Borrower.  If the Borrower fails to produce the information and calculations relating to the Historical Debt Service Coverage Ratio or the Projected Debt Service Coverage Ratio required to be produced pursuant to this Agreement, then, until such time as such information and calculations are provided, no funds shall be released for the purposes of making any Restricted Payments by the Borrower (but such failure shall not otherwise constitute a Default or an Event of Default hereunder).

(vi)Certifications of Financial Statements and Other Documents.  Together with the Financial Statements provided to the Administrative Agent pursuant to Section 8.01(a)(i) (Annual Reporting) and Section 8.01(a)(ii) (Quarterly Reporting), the Borrower shall also furnish to the Administrative Agent certifications upon which the Administrative Agent may conclusively rely in the form of Exhibit J (Form of Financial Statement Certificate), executed by the respective chief executive officer, chief financial officer or controller (or other officer with similar duties) of the Relevant Party (as applicable) certifying that such Financial Statements fairly present the financial condition and results of operations of the Relevant Party (as applicable) on a consolidated basis for the period(s) covered thereby in accordance with GAAP (subject, in the case of any such unaudited Financial Statements, to changes resulting from audit and normal year-end adjustments, including the absence of footnotes and subject to validation of individual Relevant Party capital accounts in calculating net loss attributable to noncontrolling interests in conformity with GAAP).

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(vii)SREC Seller Party Reporting.  The Borrower shall cause SREC Guarantor to provide to the Administrative Agent each quarterly report and all financial statements and other reports delivered to SREC Guarantor by the SREC Seller Parties pursuant to the Master SREC Purchase and Sale Agreements at such time and in such manner as provided therein.

(b)Material Notices.  The Borrower shall promptly, but in no event later than three (3) Business Days after the earlier of its or any Subsidiary’s receipt or Knowledge thereof, deliver, or cause to be delivered, to the Administrative Agent:

(i)copies of any and all notices of a default, breach or termination by any party under (A) any Transaction Document (other than a Project Document) or (B) any Project Document, which default, breach or termination under any Project Document (itself or when coupled with other breaches under any Project Document) could reasonably be expected to have a Material Adverse Effect;

(ii)notice of the occurrence of any event or circumstance that has, or could reasonably be expected to have, a Material Adverse Effect;

(iii)notice of any (A) fact, circumstance, condition or occurrence at, on, or arising from, any Project that results or could reasonably be expected to result in noncompliance with or a liability or material obligation under any Environmental Law that could reasonably be expected, in the aggregate across all such facts, circumstances, conditions and occurrences for all Projects, to have a Material Adverse Effect, (B) Release of Hazardous Materials on, from or related to any Project that has resulted in or could reasonably be expected to result in personal injury or material Property damage or in any material liability or material obligation for any Relevant Party, or (C) pending or, to the Borrower’s Knowledge, threatened action, charge, claim, demand, suit, proceeding, petition, governmental investigation or arbitration in respect of any Environmental Laws against it or arising in connection with occupying or conducting operations on or at any Project therefor which could reasonably be expected, in the aggregate across all such actions, charges, claims, demands, suits, proceedings, petitions, governmental investigations and arbitrations, to have a Material Adverse Effect;

(iv)copies of all material notices, documents or reports received or sent by the Borrower, the Sponsor or any other Relevant Party pursuant to any Tax Equity Document, which shall include (without limitation) any material capital contribution notice and notices, documents or reports in relation to (A) any call option, buy-out right, withdrawal right or put option, (B) the achievement of any flip or cash reversion dates under a Limited Liability Company Agreement, (C) true-up requirements (including, without limitation, any true-up report), (D) the transfer of membership interests, (E) material claims against the Sponsor or any Relevant Party under any Sponsor Guaranty, (F) the removal or pending removal of any Guarantor as a managing member of any Fund or any Lessor Default or Lessee Default, (G) any updates to financial models prepared by or in respect of a Fund, (H) the end of or any extension to the Lease Term, (I) the material adjustment to any ordinary distribution percentages

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(including curative or compensatory adjustments in favor of the Tax Equity Member) and (J) dispute resolution or independent review under the terms of any Tax Equity Document (including, in each case referenced in this clause (J), without limitation, in relation to the loss, recapture or disallowance of any ITC claimed with respect to any Project, any Eligible Projects being Placed in Service, any appraisal procedure and any material dispute in relation to Tax matters or ITCs);

(v)notice of any event which would require a mandatory prepayment under Section 3.04(a) (Incurrence of Indebtedness);

(vi)notice that any insurance required to be maintained pursuant to the Tax Equity Documents or Loan Documents has been, or is threatened to be, cancelled;

(vii)any proposed amendment, supplement, modification or waiver to, or assignment or transfer in respect of, a Portfolio Document (other than any Customer Agreement) or the organizational documents of a Relevant Party at least five (5) Business Days prior to entry thereto; and

(viii)copies of any amendment, supplement, waiver or other modification to a Portfolio Document or the organizational documents of a Relevant Party (provided that such documents in respect of the Customer Agreements may be provided on a quarterly basis but no later than sixty (60) days after the end of March, June, September and December).

(c)Tracking Models and Fund Purchase Options.

(i)At all times prior to (x) the date when the Flip Point for Fund XVIII is finally determined to have occurred pursuant to its Limited Liability Company Agreement, in respect of Fund XVIII, or (y) the end of the Lease Term, in the case of the Lessor: the Borrower shall deliver to the Administrative Agent at the same time delivered to the Tax Equity Members of the Tax Equity Fund, but in no event later than as required under the applicable Limited Liability Company Agreement or Master Lease Agreement, whether delivered to the applicable Tax Equity Member or not and without any extension or waiver unless consented to by the Administrative Agent (at the written instructions of the Majority Lenders), copies of the applicable Tracking Model or updates thereto, together with such associated reports, exhibits or supplemental information as are delivered to the Tax Equity Member and are otherwise reasonably requested to demonstrate the basis of the calculation of Return Performance and a certification executed by the applicable Guarantor’s Authorized Officer that the Tracking Model has been prepared in good faith in accordance with calculation rules and conventions under the applicable Limited Liability Company Agreement.  The Borrower shall cause representatives of the applicable Guarantor and of the Manager to make themselves available at the request of the Majority Lenders to discuss the basis for such calculations, including the interpretation and application of the calculation rules, conventions and procedures under any Limited Liability Company Agreement.  At any time (A) during the occurrence of any Default or Event of Default or (B) when a Tax Equity Member is

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exercising its rights under the Tax Equity Documents to dispute a Tracking Model or calculation of each applicable realized internal rate of return (unless (i) an audit of such Tracking Model has occurred or is ongoing by the applicable Tax Equity Member, or by an independent public accounting firm upon the request of such Tax Equity Member under the applicable Limited Liability Company Agreement or Master Lease Agreement, as the case may be, and (ii) the applicable Tax Equity Member or independent public accounting firm has agreed to share the results of such audit with the Administrative Agent and the Lenders) or (C) where (i) the aggregate Performance Deficit for Fund XVIII and the Lessee shown under the Tracking Models is at least equal to $1,000,000 and (ii) there has been a delay in excess of three (3) months in the achievement of the Flip Point from the Flip Point projected in the immediately prior Tracking Model, the Majority Lenders may submit any Tracking Model or Tax Equity Fund Model, together with the exhibits or supplemental information thereto, to the Model Auditor for its review at the sole cost and expense of the Borrower.

(ii)No later than sixty (60) days prior to the date that any Fund Purchase Option is reasonably expected to be exercisable, the Borrower shall cause the applicable Guarantor to notify the Administrative Agent and each Lender (on a non-binding basis) whether it considers the exercise of a Fund Purchase Option to be in the best interests of such Guarantor and the other Relevant Parties as determined in accordance with the Purchase Standard (together with a reasonable explanation supporting such conclusion).

(d)Major Decisions.  The Borrower shall promptly, but in no event later than five (5) Business Days prior to any vote or approval in respect of a Major Decision, deliver, or cause to be delivered, to the Administrative Agent written notice describing the issue to be decided by vote or approved together with copies of all correspondence received and sent with respect to that Major Decision.

(e)Operating Budgets.

(i)The Borrower shall prepare, or cause to be prepared, for each fiscal year of the Borrower and each Fund an operating and capital expense budget setting forth the anticipated revenues, and Operating Expenses (including expenses for Non-Covered Services) of each Relevant Party for such fiscal year.  The initial Operating Budget for 2017 is attached as Exhibit K (Initial Budget) hereto.  For each succeeding fiscal year (commencing with 2018), the Borrower shall, not later than forty-five (45) days prior to beginning of such fiscal year, submit a proposed Operating Budget to the Administrative Agent for its approval (acting on the written instructions of the Majority Lenders); provided that the approval of the Administrative Agent (acting on the written instructions of the Majority Lenders) shall be deemed to be given (and shall not be required) if the Operating Expenses set forth in the proposed Operating Budget do not exceed 20% in the aggregate over the amount budgeted for such Operating Expenses of the Borrower and the Funds for the applicable year in the Base Case Model as of the Closing Date; provided, that such Operating Expenses may exceed 20% in the aggregate over the

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amount budgeted for Operating Expenses to the extent Sponsor or a Qualified Purchaser, in its sole discretion, makes a capital contribution for such excess amount.

(ii)The Borrower shall, and shall cause each Guarantor to, deliver to the Administrative Agent (A) each operating budget submitted to the Tax Equity Members in respect of a Tax Equity Fund, at the same time as delivered to such Tax Equity Member but in no event later than as required under the applicable Limited Liability Company Agreement and (B) when available, any amendments to such operating budget, together with all notices or correspondence regarding the approval of such operating budget (if applicable) by the Tax Equity Member; provided that the approval of the Administrative Agent (acting on the written instructions of the Majority Lenders) shall be deemed to be given if such operating budgets do not collectively exceed 20% in the aggregate over the amount budgeted for Operating Expenses in respect of the Tax Equity Funds for the applicable year in the Base Case Model as of the Closing Date; provided, that such operating budgets may exceed 20% in the aggregate over the amount budgeted for Operating Expenses to the extent Sponsor or a Qualified Purchaser, in its sole discretion, makes a capital contribution for such excess amount.

(f)Other Information.  As soon as practicable upon request, the Borrower shall deliver, or cause to be delivered, such other information in relation to the business, operations, Property, Assets or condition (financial or otherwise) of the Borrower and any Relevant Party and the SREC Seller Parties as any Lender may from time to time reasonably request.

(g)Data Site.  Notwithstanding anything contained to the contrary herein, all reporting and notice obligations of Borrower to the Administrative Agent and Lenders under this Section 8.01 (Financial Statements and Other Reports) shall be deemed to be satisfied by posting any applicable reports, notices or other materials to the Platform. To the extent a Lender does not have access to the Platform, the Administrative Agent agrees to deliver such reports, notices and other materials (the “Communications”) to any such Lender promptly after receipt by the Administrative Agent from the Borrower. The Platform is provided “as-is” and “as available”. Neither the Administrative Agent not any of its related parties warrants the accuracy or completeness of the Communications or the adequacy of the Platform and each expressly disclaims liability for errors or omissions in the Communications. No warranty of any kind, express, implied or statutory, including any warranty of merchantability, fitness for a particular purpose, non-infringement of third party rights or freedom from viruses or other code defects is made by the Administrative Agent or any of its related parties in connection with the Communications or the Platform. In no event shall the Administrative Agent of any of its related parties have any liability to the Borrower, any Lender or any other Person for damages of any kind, whether or not based on strict liability and including direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise) arising out of the Borrower’s or the Administrative Agent’s transmission of Communications through the Platform, any other electronic platform or electronic messaging service or through the internet, except to the extent the liability of any such Person is found in a final ruling by a court of competent jurisdiction to have resulted primarily from such Person’s gross negligence or willful misconduct.

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(h)Credit Rating.  As soon as practicable upon request, the Borrower shall, deliver or cause to be delivered, such other information as the Administrative Agent may from time to time reasonably request for the purpose of monitoring the Borrower’s Credit Rating.

(i)Updated Projections.

(i)All projections of Net Cash Flow shall be prepared by the Borrower on a reasonable, good faith basis taking into account the Eligible Projects that are then in service. Until the second anniversary of the Closing Date, all projections of Net Cash Flow shall be based on the P50 Production estimates in the Base Case Model as of the Closing Date and, thereafter, they may be updated by the Borrower on a Scheduled Payment Date no more than once annually to reflect (A) actual average production and payment history (taking into account actual default rates) over the prior two year period, (B) the projected Flip Point (for Fund XVIII) and end of the Lease Term in the case of the Lessor as shown on the applicable Tracking Models or Tax Equity Fund Models (as each are updated in accordance with the Tax Equity Documents) and (C) Operating Expenses as projected under the then-applicable Operating Budget.

(ii)Prior to updating any projections, the Borrower shall, on the Scheduled Payment Date immediately prior to the Scheduled Payment Date on which such projections are proposed to be updated, provide reasonably detailed calculations of such updated projections and a description of the methodology applied in a Scheduled Payment Date Report. The Borrower shall, upon request by a Lender, reasonably consult with such Lender regarding such initially updated projections and, within thirty (30) days of the applicable Scheduled Payment Date Report, any Lender may notify the Borrower in writing of any suggested corrections to the calculations, assumptions or methodology applied to determine such projections.  The Borrower shall promptly make any corrections that are consistent with the terms of this Agreement and deliver the proposed updated projections with any revisions in the submitted Scheduled Payment Date Report. If the Majority Lenders do not object within thirty (30) days of receipt of such Scheduled Payment Date Report, then the updated projections shall be deemed approved. If the Majority Lenders object within such thirty (30) day period and the Borrower and the Majority Lenders (acting in good faith) are unable to agree to the updated projections, then the existing projections shall continue to apply.

Section 8.02Notice of Events of Default.  The Borrower shall give the Administrative Agent prompt written notice in accordance with Section 12.02 (Notices) of (a) each Default and each Event of Default hereunder of which it obtains Knowledge and (b) each default of which it obtains Knowledge on the part of any party to the other Transaction Documents (other than the Customer Agreements where such breach (itself or when coupled with other breaches under such agreements) could not reasonably be expected to have a Material Adverse Effect) .

Section 8.03Maintenance of Books and Records.  The Borrower shall, and shall cause the Subsidiaries to, maintain and implement, administrative and operating procedures reasonably necessary in the performance of their obligations hereunder and the Borrower shall,

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and shall cause the Subsidiaries to, keep and maintain at all times, or cause to be kept and maintained at all times, all documents, books, records, accounts and other information reasonably necessary or advisable for the performance of their obligations hereunder to the extent required under applicable Law.

Section 8.04Litigation. The Borrower shall promptly notify the Administrative Agent upon the Borrower, Pledgor, any Relevant Party or the Provider receiving or obtaining:

(a)Written notice of any pending or threatened (in writing) litigation, investigation, action or proceeding of or before any court arbitrator or Governmental Authority affecting the Borrower or any Relevant Party that, if adversely determined, could reasonably be expected to result in:

(i)liability to the Borrower or a Relevant Party in an aggregate amount exceeding $1,000,000, or an aggregate amount with all other such claims exceeding $3,000,000;

(ii)injunctive, declaratory or similar relief against the Borrower or a Relevant Party relating to the transactions contemplated by the Loan Documents; or

(iii)a Material Adverse Effect.

(b)Knowledge of any material development in any action, suit, proceeding, governmental investigation or arbitration at any time which is pending against or affecting any of the Borrower, Pledgor, any Relevant Party or the Provider and could reasonably be expected, in the aggregate across all such material developments in respect of the Borrower, Pledgor, any Relevant Party or the Provider, to have a Material Adverse Effect.

Section 8.05Existence; Qualification.  The Borrower shall, and shall cause each Subsidiary to, at all times preserve and keep in full force and effect its existence as a limited liability company and all rights and franchises material to its business, including its qualification to do business in each state where it is required by Law to so qualify, except to the extent that the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect.

Section 8.06Tax Status.  The Borrower shall, and shall cause each of the other Relevant Parties to, maintain its status for U.S. federal income tax purposes as represented in Section 7.11 (Taxes and Tax Status) and shall not recognize any transfer of an ownership interest in the Borrower at any time during the Recapture Period with respect to any Project to a Tax Exempt Person.

Section 8.07Operation and Maintenance.  In accordance with the Relevant Parties’ rights under the Portfolio Documents, the Borrower shall cause, and shall cause the Loan Parties to cause, each Fund and the applicable Fund Provider to, without limitation, keep each Project in good operating condition consistent in all material respects with the applicable Portfolio Documents, including consistent with any provisions of any manufacturer, installer or other warranties and the standard of care required by the Portfolio Documents, and, to the extent

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required by the Portfolio Documents, make or cause to be made all repairs necessary to keep such Projects in such condition (ordinary wear and tear excepted).

Section 8.08Preservation of Rights; Maintenance of Projects; Warranty Claims; Security.

(a)The Borrower shall cause each Subsidiary to (i) perform and observe its material obligations under the Portfolio Documents, and to which such Relevant Party is a party and (ii) prudently preserve, protect and defend its (or its Subsidiary’s) material rights, under such Portfolio Documents, including prosecution of suits to enforce any right of such Relevant Party thereunder and enforcement of any claims with respect thereto (including, without limitation, any such rights or claims arising in connection with a Lessee Default).  The Borrower and each Subsidiary shall cause the applicable Fund Provider to maintain any material Permits as may be required in connection with the maintenance, repair or removal of any Eligible Project to the extent required by the Services Agreements.

(b)Borrower and each Subsidiary shall cause the Manager or Fund Provider (as appropriate) to, on behalf of the applicable Subsidiary, use commercially reasonable efforts to pursue warranty claims related to a Project’s photovoltaic panels, inverters or other material components in accordance with the Portfolio Documents and the applicable warranty.

(c)The Borrower shall, and shall cause the Lessor and the Manager under the Management Agreement to, use their commercially reasonable efforts to cause the Lessee to comply with its affirmative and negative covenants under the Tax Equity Documents.

(d)The Borrower shall, and shall cause each Loan Party and SREC Seller Party to, execute and deliver from time to time such other documents as shall be necessary or advisable, or that the Administrative Agent or Collateral Agent may reasonably request, in connection with the rights and remedies of the Secured Parties granted by or provided for in the Loan Documents and to perform the transactions contemplated therein.

(e)The Borrower shall, and shall cause each Loan Party and SREC Seller Party to (i) take all actions as may be necessary or advisable, or that the Administrative Agent may, but shall not be required to, reasonably request, to establish, maintain, protect, perfect and continue the perfection or the first-priority status (subject to Permitted Liens) of the security interests created (or purported to be created) by the Collateral Documents and (ii) furnish timely notice of the necessity of any such action together with such instruments, in execution form (if applicable), and such other information as may be required or reasonably requested to enable any appropriate Person to effect any such action.  Without limiting the generality of the foregoing, the Borrower shall, at its own expense, (A) execute and deliver or cause to be executed and delivered, acknowledge or cause to be acknowledged, file or cause to be filed or record or register or cause to be recorded or registered, or take any other action or cause any other action to be taken with respect to, such notices, statements, instruments and other documents (including any memorandum of lease or other agreement, UCC financing statement or amendment or continuation statement, certificate of title or estoppel certificate, fixture filings and mortgages or deeds of trust) in all places necessary or advisable to establish, maintain, protect and perfect, and

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ensure the priority of, such security interests and in all other places that any Lender shall reasonably request, (B) discharge all other Liens (other than Permitted Liens) or other claims adversely affecting the rights of the Secured Parties in the Collateral or the pledged interests and (C) deliver or publish all notices to third parties that may be required to establish or maintain the validity, perfection or priority of any Lien created pursuant to this Agreement or the Collateral Documents.

(f)Without limiting its obligations under the foregoing clauses (d) and (e), the Borrower shall, and shall cause each Loan Party and SREC Seller Party to, do everything necessary or advisable (including filing, registering and recording all necessary instruments and documents and paying all fees, taxes, levies, imposts and periodic expenses in connection therewith), or that the Administrative Agent may, but shall not be required to, reasonably request, to (i) create security arrangements, including, as applicable, the establishment of a pledge or the perfection of any Lien or, as applicable, the enforceability of a Lien as against such Subsidiary and any subsequent lienor (including a judgment lienor), holder of a charge, or transferee for or not for value, in bulk, by operation of Law, or otherwise, in each case granted, with respect to all future Assets in accordance with the requirements of all applicable Laws, or the Law of any other jurisdiction, as applicable, (ii) maintain the security and pledges created by this Agreement and the Collateral Documents in full force and effect at all times (including, as applicable, the priority thereof) and (iii) preserve and protect the Collateral and Membership Interests and protect and enforce its rights and title, and the rights and title of the Secured Parties, to the security created by this Agreement and the Collateral Documents.

(g)The Borrower shall take all reasonable actions to maintain the filings referenced in Section 7.22(n) (Portfolio Documents and Eligible Projects) and Section 7.22(p) (Portfolio Documents and Eligible Projects) pursuant to applicable Laws.  If any such filing is released to assist a Customer in a pending refinancing of such Customer’s mortgage loan or sale of home, the Borrower shall cause the applicable Fund to submit such filing to be re-filed in the real property records within 30 calendar days of the closing of such mortgage loan refinancing or home sale; provided that the Borrower shall not be in default under this Section 8.08(g) to the extent of any unreasonable delay caused by a Person who is not an Affiliate of the Borrower or otherwise over whom the Borrower does not have reasonable control.

(h)Without limitation to Section 8.21 (Tax Equity Fund Matters), following the occurrence of (x) the expiry of the Lease Term or (y) the purchase or cancellation of the outstanding “class A” membership interests of a Fund or any membership interests held by a Tax Equity Member in such Fund (whether pursuant to purchase, call, put or withdrawal option), the Borrower shall, by no later than sixty (60) days following the occurrence of such event, (i) cause the applicable Fund to (A) accede to the Guarantor Collateral Agreement to provide a guaranty of, and an all Assets security interest for, the Obligations and standing instructions for the deposit of the revenues of such Fund into the Collateral Account of the applicable member of such Fund, (B) enter into an account control agreement on customary terms with the Collateral Agent in respect of each Fund Account held by such Fund, and (C) consent to the filing of a UCC-1 financing statement in the jurisdiction of the Wholly-Owned Fund’s organization, naming the Collateral Agent as “secured party” and the Wholly-Owned Fund as “debtor” in respect of the all Assets security interest under the applicable Collateral Document and (ii) use

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commercially reasonable efforts to deliver, and cause the applicable Guarantor and Fund to deliver, such new and amended Collateral Documents and standing instructions and associated amendments to the Loan Documents as are reasonably requested by the Administrative Agent (acting on the written instructions of the Majority Lenders) (such delivery to include, without limitation, any amendments to reflect such Fund as a wholly owned subsidiary of the Borrower and other amendments in respect of account mechanics, contracting, budgeting and payment provisions regarding the operation and maintenance of the Fund, the treatment of any SRECs sold on behalf of the Fund, back-up servicing and transition management arrangements for the Fund and the removal of prepaid systems from the ownership of the Relevant Parties) in a form and of substance reasonably acceptable to the Administrative Agent (acting on the written instructions of the Majority Lenders). At the expiry of the Lease Term, the Lessor shall enter into replacement Services Agreements with the applicable Fund Provider, and a replacement Back-Up Servicing Agreement with the applicable Fund Provider, Back-Up Servicer and Administrative Agent, in accordance with Section 9.10(d). Without limitation, the Services Agreements and Back-Up Servicing Agreement to which each Wholly-Owned Fund is a party shall provide for the Wholly-Owned Fund to have a right to terminate the Services Agreements for Fund Provider default, and transition to a replacement Fund Provider under the Back-Up Servicing Agreement, upon the occurrence of a Servicer Termination Event hereunder.

Section 8.09Compliance with Laws; Environmental Laws.  Without limitation to Section 9.08 (Sanctions; Anti-Corruption; Anti-Money Laundering), the Borrower shall, and shall cause each Subsidiary, to (a) comply in all material respects with, and conduct its business and operations in compliance in all material respects with, all applicable Laws (including Environmental Laws, consumer leasing and protection Law and any federal, state or local regulatory Laws) and Permits, and (b) procure, maintain in full force and effect and comply with all Permits by the date such Permit is necessary or required to have been obtained under applicable Law which, if not so procured, maintained and complied with, could not reasonably be expected to have an adverse impact on 5% or more of the Portfolio Value.

Section 8.10Energy Regulatory Laws.  (a) If (i) a Project sells, or is reasonably expected to sell, electric energy at wholesale for resale, (ii) such Project or any Fund would become subject to, or not be exempt from, state laws or regulations respecting the rates, finances and organization of regulated electric utilities or (iii) any Fund would become subject to, or not be exempt from, regulation as a “holding company” under PUHCA due to the absence of its status as a Qualifying Facility, then Borrower shall cause the applicable Guarantor to cause the Fund to file with FERC a self-certification of Qualifying Facility status unless the Project is exempt from such filing requirement for Qualifying Facility status; and (b) if the net power production capacity of any small power production facilities controlled by the Fund or its affiliates located within one mile (i) exceed 20 MW and (ii) include one or more Projects, then Borrower shall cause the Guarantor to cause the Fund to make any FERC filings, including any applicable filing under Section 205 of the FPA, necessary to preserve and continue the affected Projects’ ability to sell power pursuant to their related Customer Agreements or to not be in violation of the FPA.

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Section 8.11Payment of Claims.

The Borrower shall, and shall cause the Subsidiaries to, pay (i) all claims (including claims for labor, services, materials and supplies) for sums that have become due and payable and that by Law have or may become a Lien upon any of its Properties or Assets (hereinafter referred to as the “Claims”) and (ii) all Taxes, assessments and governmental charges of any kind that may at any time be lawfully due or levied against or with respect to such Person or any Project (including, in each case, all material Taxes, assessments and charges lawfully made by any Governmental Authority for public improvements that may be secured by a Lien on such Project), in each instance before any penalty or fine is incurred with respect thereto; provided that the foregoing shall not be deemed to require that a Relevant Party pay any such Tax or other liability that is imposed on a Customer or that such Customer is contractually obligated to pay, provided further, however, that the Borrower may, by appropriate proceedings, contest or cause to be contested in good faith any such claims, Taxes, assessments and other charges and, in such event, may, if permitted by applicable Laws, permit the claims, Taxes, assessments or other charges so contested to remain unpaid during any period, including appeals, when the Borrower is in good faith contesting or causing to be contested the same by appropriate proceedings, so long as (a) appropriate segregated cash reserves have been established on the Borrower’s or the other Relevant Parties’ books in an amount sufficient to pay any such claims, Taxes, assessments or other charges, accrued interest thereon and potential penalties or other costs relating thereto, or other provision for the payment thereof reasonably satisfactory to the Administrative Agent (acting on the written instructions of the Majority Lenders) shall have been made, (b) enforcement of the contested claim, Tax, assessment or other charge is effectively stayed pursuant to applicable Laws for the entire duration of such contest and (c) any claim, Tax, assessment or other charge determined to be due, together with any interest or penalties thereon, is promptly paid after resolution of such contest.

Section 8.12Maintenance of Insurance.

(a)Until the Debt Termination Date, the Borrower shall, at its sole cost and expense, procure and maintain, or cause to be procured and maintained with Qualified Insurers, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business as the Borrower and Guarantors, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons, which types and amounts shall be adjusted annually pursuant to Section 8.12(b) (Maintenance of Insurance).  In addition, Borrower shall or shall cause each of the Funds to take all necessary action to maintain any insurance that such Fund is required to maintain pursuant to the terms and conditions of the Portfolio Documents.  The following terms and conditions apply with respect to property and liability insurance maintained by or on behalf of the Borrower or Funds:

(i)Property Insurance - to provide against loss and damage by all risks of physical loss or damage covering Assets and other personal property, in amounts not less than the full insurable replacement value of all personal property from time to time, subject to usual and customary sublimits, acceptable to the Administrative Agent, including coverage on a replacement cost and/or agreed amount basis with no deduction

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for depreciation and no co-insurance provisions (or a waiver thereof).  With respect to all property insurance (including any excess or difference in conditions policies, if applicable) requirement pursuant to Section 8.12(a) (Maintenance of Insurance):

(A)Borrower, each Guarantor and each of their members shall be included as either the “named insured” or an additional “named insured”;

(B)Borrower, each Guarantor and each of their members hereby waives any rights of subrogation against the Secured Parties and shall cause any such property insurance policies to include or be endorsed to include a waiver of subrogation in their favor;

(C)Such property insurance policies may be a combination of master insurance policies that insure more than one Fund and/or other assets and/or stand-alone policies that are separate and specific to only one Fund; and

(D)Such property insurance shall include severability of interest and/or other non-vitiation wording in accordance with Prudent Industry Practices and the Portfolio Documents that is acceptable to the Administrative Agent.

(ii) Liability Insurance:

(A)General Liability - to provide coverage on an “occurrence” basis, including coverage for premises/operations explosion, collapse and underground hazards, products/completed operations, broad form property damage, blanket contractual liability for written contracts, independent contractors and personal injury;

(B)Excess/Umbrella Liability - in excess of the Commercial General Liability insurance indicated above on a following-form basis with drop-down provisions applying;

(C) Borrower, each Guarantor and each of their members shall be included as an additional “named insured”;

(D)Secured Parties and their respective permitted successors, assigns, members, directors, officers, employees, lenders, investors, representatives shall be included on an endorsement to the policy naming (or providing via blanket endorsement as required by written contract) as additional insureds on a primary and non-contributory basis;

(E)Borrower, each Guarantor and each of their members hereby waives any rights of subrogation against the Secured Parties and shall cause any such liability insurance policies to include or be endorsed to include a waiver of subrogation in favor of the Secured Parties; and

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(F)Such liability insurance policies shall include a severability of interest or separation of insureds clause with no material exclusions for cross-liability clause (to the extent commercially available).

(iii)General Terms and Conditions (Property and Liability Insurance)

(A)To the extent commercially available, such property and liability insurance shall be endorsed to provide at least thirty (30) days’ prior written notice (or ten (10) days’ prior notice if such cancellation is due to failure to pay premiums) of cancellation to the Administrative Agent at the address noted below.  If such endorsement for notice of cancellation shall not be commercially available, the Borrower shall be obligated to provide the required written notice of cancellation to the Administrative Agent:

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Attention: ***

E-mail: ***

(B)All such property and liability insurance shall have limits and sublimits in accordance with Prudent Industry Practices, the Portfolio Documents and the policies listed in Schedule 7.14 (Insurance);

(C) All such property and liability insurance shall have deductibles in accordance with Prudent Industry Practices, the Portfolio Documents and the policies listed in Schedule 7.14 (Insurance);

(D)Borrower shall be obligated to provide written notice of material change to the Administrative Agent unless such notice is otherwise provided by endorsement of the required policies.  For the purposes of this Section 8.12(a)(iii) (General Terms and Conditions), “materially changed” means any reduction of more than twenty-five percent (25%) of any policy aggregate limit then maintained for earthquake (or earth movement as the case may be), flood, windstorm (if applicable) or excess liability or a change that would cause the Fund to be in non-compliance with the insurance requirements of the Portfolio Documents;

(E)Prior to Closing Date and annually thereafter within ten (10) Business Days after renewal or replacement of insurance policies required in this Section 8.12 (Maintenance of Insurance), the Borrower shall provide detailed evidence of insurance (in a form acceptable to the Administrative Agent (acting on the written instructions of the Majority Lenders)) including certificates of insurance and copies of applicable insurance binders and policies (if requested), as well as a statement from the Borrower and/or its authorized insurance representative confirming that such insurance is in compliance with the terms and conditions of this Section 8.12 (Maintenance of Insurance), is in full force and effect and all premiums then due have been paid or are not in arrears; and

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(F)No provision of this Agreement shall impose on the Administrative Agent or any Secured Party any duty or obligation to verify the existence or adequacy of the insurance coverage maintained by or on behalf of the Borrower, Guarantor or Fund, nor shall the Administrative Agent or any Secured Party be responsible for any representations or warranties made by or on behalf of the Borrower, Guarantor or Fund, or any other party to any insurance agent or broker, insurance company or underwriter.

(b)On an annual basis, not later than sixty (60) days before renewal of master All-Risk Property Insurance policies (including Excess Policies) maintained by or on behalf of the Borrower and each Guarantor or Fund (i.e. such master policies are not specific to a separate Fund but instead insure more than one Fund or other assets), the Borrower shall cause a nationally recognized insurance or other applicable expert to perform and deliver, with a copy to the Administrative Agent, a probable maximum loss analysis with respect to the properties of the Borrower and the Guarantors.  Such probable maximum loss analysis (or analyses) shall include at a minimum the peril of earthquake and windstorm and shall be based upon not less than a 1 in 500 year event.  The Administrative Agent, the Borrower and each Guarantor shall review such probable maximum loss analysis (or analyses) and, the Borrower and Guarantors shall make appropriate adjustments (in consultation with, and with the prior written approval of, the Administrative Agent (acting on the written instructions of the Majority Lenders)) to the types and amounts of insurance it maintains pursuant to Section 8.12(a) (Maintenance of Insurance) to reflect the results not less than 125% of such probable maximum loss analysis (or analyses) at all times (including the use of extrapolation methods to account for properties not yet built, as applicable).

(c)If at any time the Borrower determines in its reasonable judgment that any insurance (including the limits or deductibles thereof) required to be maintained by this Section 8.12 (Maintenance of Insurance) is not available on commercially reasonable terms due to prevailing conditions in the commercial insurance market at such time, then upon the written request of the Borrower together with a written report of the Borrower’s insurance broker or another independent insurance broker of nationally-recognized standing in the insurance industry (i) certifying that such insurance is not available on commercially reasonable terms (and, in any case where the required maximum coverage is not reasonably available, certifying as to the maximum amount which is so available), (ii) explaining in detail the basis for such broker’s conclusions (including but limited to the cost of obtaining the required coverage(s) as well as the proposed alternative coverage(s)), and (iii) containing such other information as the Administrative Agent (in consultation with the Insurance Consultant) may reasonably request, the Administrative Agent may (after consultation with the Insurance Consultant) temporarily waive such requirement and only to the extent that the Borrower can demonstrate that such temporary waiver will not cause the Borrower or the Guarantors to be out of compliance with the Portfolio Documents or that a similar waiver has been obtained under such Portfolio Documents; provided, however, that the Administrative Agent, may at the written instructions of the Majority Lenders, decline to waive any such insurance requirement(s).  At any time after the granting of any temporary waiver pursuant to this Section 8.12 (Maintenance of Insurance) but not more than once in any year, the Administrative Agent may request, and the Borrower shall furnish to the Administrative Agent within thirty (30) days after such request, an updated insurance report

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reasonably acceptable to the Administrative Agent (acting on the written instructions of the Majority Lenders) (in consultation with the Insurance Consultant) from the Borrower’s independent insurance broker.  Any waiver granted pursuant to this Section 8.12 (Maintenance of Insurance) shall expire, without further action by any party, immediately upon (A) such waived insurance requirement becoming available on commercially reasonable terms, as reasonably determined by the Administrative Agent (acting on the written instructions of the Majority Lenders) (in consultation with the Insurance Consultant) or (B) failure of the Borrower to deliver an updated insurance report pursuant to clause (ii) above.

Section 8.13Inspection.

(a)The Borrower agrees that, with ten (10) days’ prior notice, it will permit, and cause each Subsidiary to permit, any representatives and consultants of the Administrative Agent, during the applicable Subsidiary’s normal business hours, to examine on-site all the books of account, records, reports and other papers of such Subsidiary, to make copies and extracts therefrom (and, upon the written instructions of the Majority Lenders (or during the continuation of any Event of Default, any Lender), the Administrative Agent shall conduct such examination and make such copies and extracts available to the Lenders), and the Borrower further agrees to discuss their affairs, finances and accounts with the officers, employees, Independent certified public accountants and other consultants of such Lender Parties, all at such reasonable times and at the Borrower’s expense; provided that except during the continuation of an Event of Default, such examinations may occur no more frequently than once per calendar year.

(b)The Borrower will permit, and shall cause each Subsidiary to permit, the Administrative Agent to conduct, in each case, at the sole cost and expense of the Borrower, field audits and examinations of the Projects, and appraisals of the Projects (and, upon the written instructions of the Majority Lenders, the Administrative Agent shall conduct such field audits, examinations and appraisals, and make the products of such field audits, examinations and appraisals available to the Lenders); provided, that, (i) such field audits and examinations and appraisals may be conducted not more than once per any twelve-month period (except, during the existence and continuance of an Event of Default, there shall be no limit on the number of additional field audits and examinations and appraisals that shall be permitted at the Borrower’s expense) and (ii) except during the continuance of an Event of Default, the Administrative Agent (acting on the written instructions of the Majority Lenders) shall consult with the Borrower regarding the costs and expenses of such field audits and examinations and appraisals.

Section 8.14Post Closing Deliverables. Within thirty (30) days of the Closing Date, the Borrower shall deliver to the Administrative Agent true, correct and complete copies of the Customer Agreements (which may be provided electronically on a USB flash drive). Upon written request by any Lender, the Borrower shall deliver to such Lender true, correct and complete copies of any Project Transfer Agreement within thirty (30) days of such request.

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Section 8.15Collateral Accounts; Collections.

(a)The Borrower shall, and shall cause the Guarantors to, maintain in full force and effect each of the Collateral Accounts in accordance with the terms of the Loan Documents and with an Acceptable Bank.

(b)The Borrower shall, and shall cause each Relevant Party to, ensure that at all times each counterparty to a Project Document is directed to pay all Rents or other payments due to the applicable Fund under such Project Document in accordance with the terms of the Loan Documents.

(c)Borrower shall, and shall cause each Loan Party to, remit any amounts received by it or received by third parties (other than pursuant to the terms of the Loan Documents) on its behalf to the appropriate Collateral Account for deposit in accordance with the terms of the Loan Documents.

(d)The Borrower shall cause the Guarantors to deposit all Collections consisting of distributions in respect of the Fund Membership Interests directly into the applicable Guarantor Account.

(e)The Borrower shall cause the Guarantors to deposit all Collections consisting of distributions in respect of the Guarantor Manager Membership Interests directly into the Collections Account (other than any distributions received in respect of the proceeds of Excluded Property, as evidenced by documentation reasonably acceptable to the Administrative Agent, which shall be deposited into the Distribution Suspense Account).

Section 8.16Performance of Agreements.  The Borrower shall, and shall cause the Subsidiaries to, duly and punctually perform, observe and comply in all material respects with all of the terms, provisions, conditions, covenants and agreements on its part to be performed, observed and complied with hereunder and under the other Portfolio Documents to which it is a party.  The Borrower shall, and shall cause the Subsidiaries to, prudently exercise and enforce their material rights, authorities and discretions under the Portfolio Documents to which they are a party.

Section 8.17Customer Agreements and SREC Contracts.

(a)Each Customer Agreement entered into following the Closing Date shall be an Eligible Customer Agreement and shall not warrant or guarantee any cost savings.

(b)The Borrower shall take, and shall ensure that each applicable Subsidiary takes all such actions required pursuant to the Fund SREC Transfer Agreements to transfer all SRECs produced by the applicable Fund to SREC Guarantor.

Section 8.18Management Agreement.  The Borrower shall, and shall cause the Manager and each Subsidiary to, (a) perform and observe all of the material terms, covenants and conditions of the Management Agreement on the part of Manager and such Subsidiary to be performed and observed and (b) promptly notify the Administrative Agent of any notice to

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Borrower of any material default under the Management Agreement.  If the Borrower shall default in the performance or observance of any material term, covenant or condition of the Management Agreement to be performed or observed by it, then, without limiting the Administrative Agent’s other rights or remedies under this Agreement or the other Loan Documents, and without waiving or releasing Manager or any Relevant Party from any of its obligations under the Loan Documents or the Borrower under the Management Agreement, the Borrower grants the Administrative Agent on its behalf the right, upon prior written notice to the Borrower, to pay any sums and to perform any act as may be reasonably appropriate to cause such material conditions of the Management Agreement on the part of the Borrower to be performed or observed; provided, however, that the Administrative Agent will not be under any obligation to pay such sums or perform such acts.

Section 8.19Use of Proceeds.  The Borrower shall use the proceeds of the Loans exclusively as permitted by applicable Law and for the purposes permitted in Section 2.01(c) (Commitments).

Section 8.20Project Expenditures.  The Borrower shall cause the Subsidiaries, Manager and Fund Providers to, operate and maintain the Projects pursuant to the then-current operating budgets, and in material compliance with the Services Agreements, the other Portfolio Documents, and all other agreements with respect to the Project (including any provisions of any manufacturer, installer or other warranties).

Section 8.21Tax Equity Fund Matters.

(a)Any capital contribution or loan required to be made by any Guarantor to any Tax Equity Fund pursuant to such Tax Equity Fund’s Limited Liability Company Agreement or any other Tax Equity Document shall be made solely from the proceeds of Excluded Property or a contribution from the Sponsor (it being understood that such loan shall not be Excluded Property and shall be pledged to the Collateral Agent as security for the Obligations with repayments on such loan to be paid directly into the Collections Account by the applicable Guarantor).

(b)The Borrower shall, and shall cause each Guarantor to, enforce their rights under the Tax Equity Documents to ensure that each Relevant Party shall make and apply the maximum distributions to the managing members in accordance with the Tax Equity Documents and, without limitation, shall not agree to the maintenance of any cash reserve within any Fund without the consent of the Administrative Agent (acting on the written instructions of the Majority Lenders), except to the extent a cash reserve is required to be established under the terms of the Tax Equity Documents.

Section 8.22Post-Closing Covenant.  Borrower shall use commercially reasonable efforts to, within 90 days following the Closing Date, deliver to the Administrative Agent a fully executed copy of an amendment to the Limited Liability Company Agreement of each Partnership Flip Fund, that either (A) provides that (i) the members of such Partnership Flip Fund acknowledge that Subchapters C and D of Chapter 63 of the Code have been repealed, and that Chapter 63 of the Code has been amended, by Section 1101 of the Budget Act, to be

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effective with respect to taxable years beginning after December 31, 2017; (ii) the members of such Partnership Flip Fund agree to cooperate, reasonably and in good faith, to take such action on or prior to the effective date of Section 1101 of the Budget Act as reasonably necessary to preserve and retain after the effective date of Section 1101 of the Budget Act (and any Further Guidance), to the extent possible, the substantive arrangement and relative and analogous rights, duties, indemnities, responsibilities, risks, and obligations of the applicable Guarantor and Tax Equity Members reflected in such Limited Liability Company Agreement with respect to tax audits and other administrative procedures addressed by Section 1101 of the Budget Act; and (iii) no member of such Partnership Flip Fund may make or cause such Partnership Flip Fund to make any election under Section 1101(g)(4) of the Budget Act or any subsequent law or guidance to have the provisions of Section 1101 of the Budget Act apply to such Partnership Flip Fund prior to the effective date of Section 1101 of the Budget Act or (B) (i) incorporates any changes necessary to preserve and retain after the effective date of Section 1101 of the Budget Act (and any Further Guidance), to the extent possible, the substantive arrangement and relative and analogous rights, duties, indemnities, responsibilities, risks, and obligations of the applicable Partnership Flip Fund and Tax Equity Members reflected in such Limited Liability Company Agreement with respect to tax audits and other administrative procedures addressed by Section 1101 of the Budget Act; and (ii) provides that no member of such Partnership Flip Fund may make or cause such Partnership Flip Fund to make any election under Section 1101(g)(4) of the Budget Act or any subsequent law or guidance to have the provisions of Section 1101 of the Budget Act apply to such Partnership Flip Fund prior to the effective date of Section 1101 of the Budget Act.

Section 8.23Termination of Fund Provider.

(a)In the event that a Servicer Termination Event occurs, the Administrative Agent (acting on the written instructions of the Majority Lenders) may, in its sole discretion, direct any Wholly-Owned Fund to deliver notice to the Fund Provider under any Services Agreement to which such Fund Provider and a Wholly-Owned Fund is a party and to the Back-Up Servicer under the applicable Back-Up Servicing Agreement, triggering the transition process for the replacement of such Fund Provider.  The Borrower shall, and shall cause each Subsidiary to, immediately take all such action necessary (including the delivery of notice) to terminate the Fund Provider and transition to a replacement Fund Provider acceptable to the Administrative Agent (acting on the written instructions of the Majority Lenders), which shall include the Back-Up Servicer in respect of the Administrative Services.

(b)In the event that (i) a Servicer Termination Event occurs, and (ii) a Fund or a Guarantor has the right to terminate a Services Agreement or replace a Fund Provider pursuant to the terms of such Services Agreement, the Administrative Agent (acting on the written instructions of the Majority Lenders) may deliver notice to the Borrower requiring it to cause any Guarantor to take all steps within its control (including convening any vote by the members of the Tax Equity Fund and the delivery of notice) to trigger the transition process for the replacement of such Fund Provider.

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object to or veto the identity of a replacement Fund Provider (or any candidate for such role) or the terms and conditions of a replacement Services Agreement, with the prior written consent of the Administrative Agent (acting on the written instructions of the Majority Lenders).

(d)At all times until the Debt Termination Date, the Borrower shall maintain, and shall ensure that each Relevant Party maintains, a Back-Up Servicing Agreement in respect of each Services Agreement.

Section 8.24Deposits to Collections Account.

(a)The Borrower shall cause each Fund Provider and the Manager to promptly transfer any Collections consisting of checks representing payments to a Fund into its applicable Fund Account.

(b)The Borrower shall cause each Fund Provider and the Manager to identify the payor of any non-recurring Customer ACH or credit card payments as soon as reasonably practicable and shall cause all Collections that have been identified as being payable to Fund to be deposited into its applicable Fund Account as soon as reasonably practicable.

(c)The Borrower shall cause each Fund Provider and the Manager to deposit any Collections consisting of recurring Customer ACH or debit card payments that are due to a Fund into the applicable Fund Account upon receipt of such payments.

(d)The Borrower shall cause the Guarantors to deposit all Collections consisting of distributions in respect of the Fund Manager Membership Interests directly into the respective Guarantor Account (other than any distributions received in respect of the proceeds of Excluded Property, as evidenced by documentation reasonably acceptable to the Administrative Agent (acting on the written instructions of the Majority Lenders), which shall be deposited into the Distribution Suspense Account), which such amounts shall be transferred by the Depositary Agent from such Guarantor Account to the Collections Account.

(e)The Borrower shall cause SREC Guarantor to deposit all Fund SREC Property received by SREC Guarantor as proceeds pursuant to the SREC Aggregator Master PSA into the Unpledged SREC Account.  The Borrower shall cause SREC Guarantor to subsequently transfer (i) the portion of all such Fund SREC Property attributable to the sale of the Aggregator SRECs into the Fund Account where such Aggregator SRECs were generated and (ii) all other such Fund SREC Property, if any, to any other Person in SREC Guarantor’s sole discretion, as evidenced by documentation reasonably acceptable to the Administrative Agent (acting on the written instructions of the Majority Lenders) that demonstrates no Fund is entitled to such payment.

(f)The Borrower shall cause SREC Guarantor to deposit all Collections received by SREC Guarantor pursuant to the SREC Financing Master PSA into the Pledged SREC Account.  The Borrower shall cause SREC Guarantor to subsequently transfer such Collections directly into the Collections Account.

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(g)The Borrower shall cause each Guarantor and the applicable Fund to maintain each Fund Account with an Acceptable Bank and free and clear of any Lien over such Fund Account or the amounts deposited therein.  The Borrower shall cause SREC Guarantor to maintain (i) the Unpledged SREC Account with an Acceptable Bank and free and clear of any Lien over such Unpledged SREC Account or the amounts deposited therein and (ii) the Pledged SREC Account with an Acceptable Bank and free and clear of any Lien over such Pledged SREC Account or the amounts deposited therein (other than Liens created pursuant to the Guarantor Collateral Agreement).

(h)The Borrower and its Subsidiaries shall cause each Fund Provider and the Manager to hold all amounts received by it on behalf of a Fund separately allocated for such Fund, separate from its own assets and to ensure that any agents engaged to collect and hold amounts on behalf of a Fund hold such assets separate from their own assets.

Section 8.25Tax Partnership Election. With respect to any Partnership Flip Fund that contains in the applicable Limited Liability Company Agreement an Acceptable Audit Election Provision, in the event such Partnership Flip Fund receives a notice of final partnership administrative adjustment that would, with the passing of time, result in an “imputed underpayment” imposed on such Partnership Flip Fund as that term is defined in Code Section 6225 (as amended by the Budget Act), Borrower shall, or shall cause such Partnership Flip Fund, within thirty (30) days after the date of such notice to (x) timely elect pursuant to Code Section 6226 (as amended by the Budget Act) to make inapplicable to such Partnership Flip Fund the requirement in Code Section 6225 (as amended by the Budget Act) to pay the “imputed underpayment” as that term is used in that section, (y) comply with all of the requirements and procedures required in connection with such election, and (z) provide evidence of such election to Administrative Agent.

Section 8.26Credit Rating.  The Borrower shall use commercially reasonable efforts to maintain a Credit Rating (but not any particular Credit Rating) from a Rating Agency in respect of the Loans.

Section 8.27Separateness.  The Borrower acknowledges that the Administrative Agent and the Lenders are entering into this Agreement in reliance upon each Relevant Party’s identity as a legal entity that is separate from any other Person.  Therefore, from and after the Closing Date, the Borrower shall take all reasonable steps to maintain each Relevant Party’s identity as a separate legal entity from each other Person and to make it manifest to third parties that the Relevant Parties are separate legal entities.  Without limiting the generality of the foregoing, the Borrower agrees that it shall, and cause each of the Relevant Parties to:

(a)hold all of its Assets in its own name;

(b)not commingle its Assets with the Assets of any of its members, Affiliates, principals or any other Person;

(c)maintain books, records and agreements as official records and separate from those of the members, principals and Affiliates or any other Person;

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(d)maintain its bank accounts separate from the members, principals and Affiliates of any other Person;

(e)not, other than pursuant to the Transaction Documents and as otherwise expressly permitted by Section 9.16 (Transactions with Affiliates), enter into any Affiliate Transaction;

(f)maintain separate Financial Statements from those of its general partners, members, principals, Affiliates or any other Person; provided, however, that the Relevant Parties financial position, Assets, liabilities, net worth and operating results may be included in the consolidated Financial Statements of Sponsor, provided that (i) appropriate notation shall be made on such consolidated Financial Statements to indicate the separateness of each Relevant Party and the Sponsor, to indicate that the Sponsor and each Relevant Party maintain separate books and records and to indicate that none of the Relevant Parties’ Assets and credit are available to satisfy the debts and other obligations of the Sponsor or any other Person and (ii) such Assets and liabilities shall be listed on each Relevant Party’s own separate balance sheet;

(g)promptly correct any known or suspected misunderstanding regarding its separate identity;

(h)not maintain its Assets in such a manner that it will be costly or difficult to segregate, ascertain or identify its individual Assets from those of any other Person;

(i)not guarantee or become obligated, or hold itself as responsible, for the debts of any other Person, except under the Collateral Documents;

(j)not hold out its credit as being available to satisfy the obligations of any other Person, except under the Collateral Documents;

(k)not make any loans or advances to any third party, including any member, principal or Affiliate of the Borrower, or any member, principal or Affiliate thereof, except as expressly permitted by the Loan Documents;

(l)not pledge its Assets for the benefit of any other Person, except as expressly permitted under the Loan Documents;

(m)not identify itself or hold itself out as a division of any other Person or conduct any business in another name;

(n)maintain adequate capital in light of its current and contemplated business operations;

(o)act solely in its own limited liability company name and not of any other Person, any of its officers or any of their respective Affiliates, and at all times use its own stationery, invoices and checks separate from those of any other Person, any of its officers or any of their respective Affiliates;

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(p)not acquire obligations or securities of its members, shareholders or other Affiliates, as applicable, except as expressly permitted under the Loan Documents;

(q)not take any action that knowingly shall cause any Relevant Party to become insolvent;

(r)keep minutes of the actions of the member of any Relevant Party and observe all limited liability company and other organizational formalities;

(s)cause its members, managers, directors, officers, agents and other representatives to act at all times with respect to each Relevant Party consistently and in furtherance of the foregoing and in the best interests of each Relevant Party;

(t)pay its own liabilities and expenses (including, as applicable, shared personnel and overhead expenses) only out of its own funds; or

(u)at all times maintain an independent member of Borrower and Pledgor (as the term “independent member” is defined in the applicable limited liability company agreement of the Borrower or Pledgor, as applicable) with such independent member’s vote required for the taking of the restricted action specified under the organizational documents of such party as of the Closing Date (including any liquidation or bankruptcy action under Debtor Relief Laws) and provide under the constituent documents of each Guarantor that the affirmative vote of the independent member of the Borrower is required on behalf of such Guarantor for the taking of the restricted action specified under the organizational documents of such Guarantor as of the Closing Date (including any liquidation or bankruptcy action under Debtor Relief Laws).

Section 8.28ITC Insurance Policy.  The Borrower shall cause Fund XVIII Guarantor as named insured to obtain and maintain, for the benefit of Borrower as loss payee, the ITC Insurance Policy with respect to each Fund XVIII Project.

Article IX. Negative Covenants

Section 9.01Indebtedness.  The Borrower shall not, and shall not permit the Subsidiaries to, create, incur, assume, guarantee, or otherwise become or remain directly or indirectly liable with respect to any Indebtedness except for the following (collectively, “Permitted Indebtedness”):

(a)the Obligations;

(b)unsecured trade payables which are not evidenced by a note or are otherwise indebtedness for borrowed money and which arise out of purchases of goods or services in the ordinary course of business; provided, however, (i) such trade payables are payable not later than 90 days after the original invoice date and are not overdue by more than 30 days and (ii) the aggregate amount of such trade payables outstanding does not, at any time, exceed $1,000,000 in the aggregate for the Borrower and the Subsidiaries;

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(c)loans made by a Guarantor to a Fund solely to the extent made with the proceeds of Excluded Property or a contribution from the Sponsor in accordance with Section 8.21(a) (Tax Equity Fund Matters);

(d)Sponsor Subordinated Indebtedness;

(e)to the extent constituting Indebtedness, obligations or liabilities of a Guarantor or Fund arising under any Master SREC Purchase and Sale Agreement or Fund SREC Transfer Agreement; or

(f)any operating deficit loans required to be made by a Guarantor to a Tax Equity Fund pursuant to the Tax Equity Documents; provided that the aggregate amount of such operating deficit loans does not, after the application of the proceeds of any loan made pursuant to Section 9.01(c) (Indebtedness), at any time, exceed $2,000,000 in the aggregate.

In no event shall any Indebtedness other than the Obligations be secured, in whole or in part, by the Collateral or other Assets or any portion thereof or interest therein and any proceeds of any of the foregoing.

Section 9.02No Liens.  The Borrower shall not, and shall not permit the Subsidiaries to, create, incur, assume or permit to exist any Lien on any Asset now owned or hereafter acquired by it except Permitted Liens.

Section 9.03Restrictions on Fundamental Changes.  The Borrower shall not, and shall not permit the Subsidiaries to, (a) merge or consolidate with another Person, (b) sell, assign, transfer or dispose of any part of the Collateral other than (x) sales, assignments, transfers or dispositions of obsolete, worn-out or replaced Property or Assets not used or useful in its business or Non-PTO Projects that have not been Placed in Service, (y) sales of Projects to Customers pursuant to the express terms of the Customer Agreements (provided that the proceeds thereof received by the Relevant Parties are applied in accordance with Section 3.04(b) (Revenue Termination Events) and Section 3.04(j) (Mandatory Prepayments)) or (z) otherwise as expressly permitted by this Agreement, (c) liquidate, wind-up or dissolve any Subsidiary, (d) withdraw or resign from any Subsidiary (including in the capacity as managing member), or (e) change its fiscal year end from December 31.

Section 9.04[Reserved].

Section 9.05ERISA. The Borrower shall not, and shall not permit any Loan Party to, establish any Employee Benefit Plan or Multiemployer Plan, or commence making contributions to (or become obligated to make contributions to) any Employee Benefit Plan or Multiemployer Plan. The Borrower shall not, and shall not permit the Subsidiaries to, hire or maintain any employees.

Section 9.06Restricted Payments.  The Borrower shall not, and shall not permit any Subsidiary to make, directly or indirectly any Restricted Payment other than:

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(a)distributions by the Tax Equity Funds to their members in accordance with the terms of the respective Limited Liability Company Agreements;

(b)distributions by the Relevant Parties to the Borrower;

(c)distributions by the Borrower upon satisfaction of the Distribution Conditions and otherwise in accordance with the Depositary Agreement;

(d)the Borrower and Subsidiaries may distribute to their members (i) any and all proceeds from Excluded Property and (ii) proceeds from Fund SREC Property to the extent permitted by Section 8.24(e)(ii); and

(e)distributions of Loan proceeds in accordance with the express provisions of ARTICLE II and as directed in the Closing Date Funds Flow Memorandum or to the extent permitted to be paid in accordance with the Depositary Agreement.

The Borrower shall not, and shall cause its Subsidiaries not to, (i) redeem, purchase, retire or otherwise acquire for value any of their ownership or equity interests or securities or (ii) set aside or otherwise segregate any amounts for any such purpose.  The Borrower shall not, directly or indirectly, make payments to or distributions from the Collateral Accounts except in accordance with the Depositary Agreement.  The Borrower shall ensure that no Guarantor exercises any right of offset or set-off against its right to distributions from a Fund and the Lessor does not exercise any right of offset or set-off against its right to rent from the Lessee.

Section 9.07Limitation on Investments.  The Borrower shall not, and shall not permit any Subsidiary to, after the date hereof, form, or cause to be formed, any subsidiaries, make or suffer to exist any loans or advances to, or extend any credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another’s payment or performance on any obligation or capability of so doing or otherwise (other than pursuant to a Loan Document)), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of any other Person (except by the endorsement of checks in the ordinary course of business), or, except as expressly permitted under any Loan Document, make any investments (by way of transfer of Property, contributions to capital, purchase of stock or securities or evidences of indebtedness, acquisition of the business or Assets, or otherwise) in, any Affiliate or any other Person.

Section 9.08Sanctions and Anti-Corruption.  No Loan Party shall use, directly or indirectly, any part of any proceeds of the Loans or lend, contribute, or otherwise make available such proceeds: (i) in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any “government official” (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) to improperly influence official action or secure an improper advantage; (ii) in any manner that would constitute or give rise to a violation of applicable Anti-Corruption Laws or applicable Anti-Money Laundering Laws; (iii) to fund or

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facilitate any activities or business of, with or involving any Sanctioned Person in violation of applicable Sanctions; or (iv) in any manner that would constitute or give rise to a violation of applicable Sanctions by any Loan Party, any of its Subsidiaries, the Administrative Agent or any Lender.

Section 9.09No Other Business; Leases.

(a)The Borrower shall not, and shall not permit any Subsidiary to:  (i) engage in any business other than the acquisition, ownership, leasing, construction, financing, operation and maintenance of the Projects in accordance with and as contemplated by the Transaction Documents and other activities incidental thereto, including the sale of SRECs under the Master SREC Purchase and Sale Agreements or the Fund SREC Transfer Agreements, or (ii) change its name without the consent of the Administrative Agent (acting on the written instructions of the Majority Lenders).

(b)The Borrower shall not, and shall not permit any Subsidiary to, enter into any agreement or arrangement to lease the use of any Asset or Project of any kind (including by sale-leaseback, operating leases, capital leases or otherwise), except pursuant to the terms of the Eligible Customer Agreements and the Master Lease Agreement.

Section 9.10Portfolio Documents.

(a)The Borrower shall not, and shall not permit any Relevant Party or any Affiliate party to a Portfolio Document to, amend or modify any Portfolio Document, terminate any Portfolio Document, or waive any breach under, or breach of, any Portfolio Document, without the prior written consent of the Administrative Agent (acting on the written instructions of the Majority Lenders) to the extent that any such amendment, modification, termination or waiver could reasonably be expected:

(i)in the aggregate across all such amendments, modifications, terminations and waivers to all Portfolio Documents, to have a Material Adverse Effect;

(ii)to result in a reduction of Net Cash Flow;

(iii)to result in the Portfolio Value, calculated immediately after giving effect to such modification to be less than the Portfolio Value, calculated immediately prior to giving effect to such modification; or

(iv)to result in a contingent liability arising other than in the ordinary course of business,

provided, that the Relevant Parties shall be permitted to enter into an agreement to amend or modify (i) the electricity or lease rate, annual escalator or term of any Exempt Customer Agreement only (such agreement, a “Payment Facilitation Agreement”), so long as such amendment or modification is (A) permitted under the applicable Tax Equity Documents and (B) made in good faith for a commercially reasonable purpose and is intended to maximize the long-term economic value of the Customer Agreement as against its value if the Payment

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Facilitation Agreement had not been entered into (as reasonably determined by the Sponsor in good faith and in light of the facts and circumstances known at the time of such amendment or modification) and (ii) a Tax Equity Limited Liability Company Agreement to make the amendments contemplated by Section 8.22 (Post-Closing Covenant) hereof; provided, further, that, for any Customer Agreement for which the Fund Provider reasonably determines the Customer under such Customer Agreement could reasonably be expected to stop making Rent payments due under the Customer Agreement, the Relevant Parties or Fund Provider may enter into a delayed payment plan to adjust the timing of payments under such Customer Agreement for up to twelve (12) months.

(b)Without limitation to Section 9.10(a) (Portfolio Documents), any amendment or modification to a Portfolio Document that:

(i)could change the capital commitments by a Tax Equity Member;

(ii)could change the timing of distributions to the applicable Guarantor under the Tax Equity Documents;

(iii)extends any final completion deadline or the deployment period for Projects (other than any Non-PTO Project) beyond December 31, 2016;

(iv)would materially limit the services to be provided by, or reduce the standard of care applicable to, the Fund Provider or the Manager;

(v)would include any new management fee or incentive fee or otherwise increase the Service Fees paid to the Fund Provider or the Manager;

(vi)would cause the Portfolio Document to be in violation of, or adversely affect the applicable Relevant Party’s ability to comply with, any applicable Laws in any material respect (including, without limitation, any violation of, or adverse impact on compliance with, all consumer leasing and protection Laws and all Environmental Laws);

(vii)would include any preferred distribution to the Tax Equity Member or preferential payments on any indemnity, a put or withdrawal option or other contingent cash diversion provisions in a Tax Equity Document;

(viii)would permit any material new Lien or Indebtedness for borrowed money to be incurred by a Tax Equity Fund (other than any Permitted Lien (not including any Lien that would be permitted by clause (j) of the definition of “Permitted Liens”), Permitted Indebtedness or such other Indebtedness or Liens incurred for the benefit of the Secured Parties under the Collateral Documents); or

(ix)has not been consented to by the ITC Insurer or ITC Underwriting Representative, as applicable, to the extent required under the ITC Insurance Policy;

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shall require the consent of the Administrative Agent (acting on the written instructions of the Majority Lenders).

(c)The Borrower shall not, and shall not permit any Relevant Party to, enter into any new agreement or contract, other than the Transaction Documents or any contract or agreement incidental or necessary to the operation of its business that do not allocate material risk to any Relevant Party and have a term of less than one year or that has a value over its term not exceeding $100,000, without the prior written consent of the Administrative Agent (acting on the written instructions of the Majority Lenders).

(d)The Borrower shall not, and shall not permit any Relevant Party to, replace a Fund Provider under a Services Agreement or as the Lease Manager unless (i) the applicable replacement is a Qualified Manager (provided, that, the Back-Up Servicer is acknowledged to be an acceptable replacement in respect of the Administrative Services), (ii) such replacement Fund Provider executes a replacement to the applicable Services Agreements and Back-Up Servicing Agreement on materially similar terms as such replaced agreements (which, in the case of any replacement to the Lease Services Agreements after the end of the Lease Term, may be on materially similar terms to the applicable Services Agreements for Fund XVIII and otherwise consistent with Section 8.08(h) and, additionally in the case of the Lease Manager, assumes the position of manager of the Lessee under its Limited Liability Company Agreement and (iii) such removal and replacement has not had, or could not otherwise be reasonably expected to have, a Material Adverse Effect.

(e)The Borrower shall not, and shall not permit any Relevant Party to, replace the Manager unless (i) the applicable replacement is a Qualified Manager, (ii) such replacement Manager executes a replacement to the applicable Management Agreement and Management Consent Agreement on materially similar terms as such replaced agreements and (iii) such removal and replacement has not had, or could not otherwise be reasonably expected to have, a Material Adverse Effect.

(f)The Borrower shall not, and shall not permit any Relevant Party to, replace the managing member of any Tax Equity Fund unless (i) the applicable replacement is a Qualified Manager, (ii) such replacement managing member assumes the position of managing member of the Tax Equity Fund under its Limited Liability Company Agreement and (iii) such removal and replacement has not had, or could not otherwise be reasonably expected to have, a Material Adverse Effect or otherwise result in the conversion of the applicable Guarantor’s interest in such Tax Equity Fund into a purely economic interest.

(g)The Borrower shall not, and shall not permit any Relevant Party to, assign, novate or otherwise transfer or consent to an assignment, novation or any other transfer of a Portfolio Document other than (i) pursuant to the Collateral Documents, (ii) transfers of an interest in a Fund from a Tax Equity Member to a Guarantor which are permitted in accordance with clause (h) below and Section 8.08(h) (Preservation of Rights; Maintenance of Projects; Warranty Claims; Security), (iii) any replacement of a Fund Provider, Manager or managing member of any Tax Equity Fund in accordance with, as applicable, Section 9.10(d) (Portfolio Documents), Section 9.10(e) (Portfolio Documents) or Section 9.10(f) (Portfolio Documents)

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above and (iv) assignments of a Customer Agreement to a replacement Customer in accordance with the terms of the Customer Agreement and applicable Law (including consumer leasing and protection Law).

(h)A Guarantor shall not exercise any Fund Purchase Option unless (i) the Administrative Agent is provided with thirty (30) days prior written notice of the exercise of such Fund Purchase Option, (ii) the exercise of such Fund Purchase Option is in the best interests of the Guarantor and its Affiliates as determined in accordance with the Purchase Standard and (iii) unless the Majority Lenders otherwise consent, sufficient funds are then available in the Supplemental Reserve Account to exercise such Fund Purchase Option in accordance with the terms of the Depositary Agreement.

Section 9.11ITC Matters.  The Borrower shall not, and shall not permit any Relevant Party to, take any action that would, or could reasonably be expected to result in the loss, disallowance or recapture of all or part of any ITC claimed with respect to any Project, other than as required by applicable Law or Prudent Industry Practices.  The Borrower shall not, and shall not permit any Relevant Party to apply for a Grant for any Project with respect to which the ITC has been claimed.  The Borrower shall not, and shall not permit any Relevant Party to, cause or permit (in each case, for the avoidance of doubt, other than as a result of a Change in Law) any Property that is part of a Project to be subject to the alternative depreciation system under Section 168(g) of the Code unless, where applicable, allowing such Property to be subject to the alternative depreciation system would not result in the relevant Flip Point being delayed beyond the Flip Point contemplated in the relevant Tax Equity Fund Model as of the Closing Date.

Section 9.12Expenditures; Collateral Accounts; Structural Changes.

(a)The Borrower shall not, and shall not permit any Subsidiary to, incur Operating Expenses or otherwise pay the Manager, each Fund Provider and Back-Up Servicer, in the aggregate, amounts in excess of the greater of:

(i)the budgeted amounts shown for Operating Expenses in the applicable Operating Budget for such calendar year; and

(ii)20% in the aggregate over the amount budgeted for Operating Expenses in the Base Case Model as of the Closing Date for the applicable calendar year; provided, that such Operating Expenses may exceed 20% in the aggregate over the amount budgeted for Operating Expenses to the extent Sponsor or a Qualified Purchaser, in its sole discretion, makes a capital contribution for such excess amount, without the prior written consent of the Administrative Agent (acting on the written instructions of the Majority Lenders and with such consent in respect of the Tax Equity Funds not to be unreasonably withheld or delayed).

(b)The Borrower shall not, and shall not permit any Subsidiary to, acquire or own any material Asset other than the Projects, SRECs, Portfolio Documents, the Membership

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Interests and the proceeds thereof and, in the case of SREC Guarantor, holding Fund SREC Property for and on behalf of the Funds.

(c)The Borrower shall not maintain, or permit any Relevant Party to maintain, any bank accounts other than (i) the Collateral Accounts maintained by the Borrower and the Guarantors, (ii) the Unpledged SREC Account maintained by SREC Guarantor and (iii) the Fund Accounts.

(d)Other than pursuant to Section 9.10(a), the Borrower shall not, and shall not permit any Subsidiary to, materially amend, modify or waive, or permit any material amendment, modification or waiver of (i) its organizational documents (except (A) for non-substantive or immaterial changes to organizational documents other than a Limited Liability Company Agreement which, for the avoidance of doubt, shall not include any amendments that relate to corporate powers, corporate separateness, independent member or single-purpose entity provisions set forth herein or therein or (B) as may be required by applicable Law, provided, that, any such change required by applicable Law shall be made only with prior notice to and consultation with the Administrative Agent), (ii) its legal form or its capital structure (including the issuance of any options, warrants or other rights with respect thereto) or (iii) change its fiscal year, in each case without the consent of the Administrative Agent (acting on the written instructions of the Majority Lenders).

(e)The Borrower shall not use any proceeds of any Loan except as permitted by applicable Law and for the purposes permitted in Section 2.01(c) (Commitments).

Section 9.13SREC Contracts and Transfer Instructions.  Without limiting Section 9.10(b) (Portfolio Documents), the Borrower shall not, and shall not permit any Subsidiary to, enter into any SREC Contract other than a Master SREC Purchase and Sale Agreement or Fund SREC Transfer Agreement or to give any standing order or transfer instruction with respect to Eligible SRECs in a manner that is inconsistent with the Master SREC Purchase and Sale Agreements, Fund SREC Transfer Agreements and Eligible SREC Contracts.

Section 9.14Speculative Transactions.  The Borrower shall not, and shall cause each Relevant Party not to, engage in any speculative transactions or enter into any Swap Agreement other than the Master SREC Purchase and Sale Agreements and the Fund SREC Transfer Agreements.

Section 9.15Voting on Major Decisions.  The Borrower shall ensure that no Loan Party exercises its rights, authorities and discretions under any Tax Equity Document to consent to, approve, ratify, vote in favor of, or submit to the Tax Equity Member for such consent, approval, ratification or vote, any matter which requires approval as a Major Decision, other than with the prior written consent of the Administrative Agent (acting on the written instructions of the Majority Lenders); provided, that, the Borrower shall not be restricted from communicating with any Tax Equity Member in the ordinary course so long as such communications do not cause a Major Decision to be made without the Administrative Agent’s consent (acting on the written instructions of the Majority Lenders).

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Section 9.16Transactions with Affiliates.  The Borrower shall not, and shall ensure each Subsidiary shall not, make or cause any payment to, or sell, lease, transfer or otherwise dispose of any of its Assets (other than Excluded Property or Fund SREC Property) to, or purchase any Assets from, or enter into or make, replace, terminate or amend any transaction, contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, the Sponsor or its Affiliates or any of the Affiliates of the Borrower and each of their respective members and principals (each, an “Affiliate Transaction”), unless the Affiliate Transaction is upon terms and conditions that are intrinsically fair, commercially reasonable and on terms no less favorable to such Relevant Party than those that would be available on an arms-length basis with an unrelated Person (other than (x) Restricted Payments permitted to be made under Section 9.06 (Restricted Payments) and (y) the Transaction Documents in existence as at the Closing Date).

Section 9.17Tax Partnership Election.  Borrower shall not cause Tax Equity Fund to make an election under Section 1101(g)(4) of the Budget Act or any subsequent law or guidance to have the provisions of Section 1101 of the Budget Act apply to such Tax Equity Fund prior to the effective date of Section 1101 of the Budget Act.

Section 9.18ITC Insurance Policy.  The Borrower shall not, and shall not permit any Subsidiary to, amend or modify the ITC Insurance Policy, terminate the ITC Insurance Policy, or waive any breach under, or breach of, the ITC Insurance Policy, without the prior written consent of the Administrative Agent (acting on the instructions of the Majority Lenders).

Article X. Events of Default; Remedies

Section 10.01Events of Default.  Any of the following shall constitute an event of default (“Event of Default”) hereunder:

(a)Principal and Interest.  Failure of a Loan Party to pay in accordance with the terms of this Agreement, (i) any interest on any Loan within three (3) Business Days after the date such sum is due and payable, (ii) any principal of or Make-Whole Amount, if any, on any Loan when such sum is due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise, or (iii) any other fee, cost, charge or other sum due under this Agreement or any other Loan Document within five (5) Business Days after the date such sum is due and payable;

(b)Misstatements.  (i) Any representation or warranty made by the Borrower in Section 7.20 (Sanctions; Anti-Corruption; Anti-Money Laundering) shall prove to have been untrue or misleading in any respect as of the date made; or (ii) any (A) representation or warranty made by the Sponsor or the Relevant Parties in the Loan Documents, or (B) certificate or any Financial Statement made or prepared by, under the control of or on behalf of the Sponsor or the Relevant Parties and furnished to the Administrative Agent or any Lender pursuant to this Agreement or any other Loan Document (including, without limitation, in a certificate of an Authorized Officer of the Sponsor or Relevant Party delivered pursuant to the Loan Documents) shall prove to have been untrue or misleading in any material respect as of the date made,

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provided, however, with respect to this clause (ii), that if any such misstatement is capable of being remedied and has not caused a Material Adverse Effect, the Borrower may correct such misstatement by curing such misstatement (or the effect thereof) and delivering a written correction of such misstatement to the Administrative Agent, in the form and substance satisfactory to the Administrative Agent (acting on the written instructions of the Majority Lenders), within thirty (30) days of (x) obtaining Knowledge of such misstatement or (y) receipt by the Borrower of written notice from the Administrative Agent of such default; provided, further, that no Event of Default shall occur in respect of a misrepresentation regarding any Eligible Project to the extent that Borrower has made a mandatory prepayment in respect of such Project pursuant to Section 3.04(c);

(c)Automatic Defaults.  Any default by any Relevant Party in the observance and performance of or compliance with Section 8.02 (Notice of Events of Default), Section 8.05 (Existence; Qualification), ARTICLE IX (Negative Covenants) or Section 12.05(a) (Assignments).

(d)Other Defaults.  (x) Any default by a Fund Provider, Manager, any of the SREC Seller Parties, the Borrower or any Relevant Party in the observance and performance of or compliance with any other covenant or agreement contained in this Agreement or any other Loan Document, a Services Agreement, an Eligible SREC Contract, any Master SREC Purchase and Sale Agreement, a Back-Up Servicing Agreement or the Management Agreement (other than as provided in paragraphs (a) through (c) of this Section 10.01 (Events of Default)), which default shall continue unremedied for a period of (i) 10 days with respect to a breach of Section 8.12 (Maintenance of Insurance) and (ii) 30 days for any other covenant to be performed or observed by it under this Agreement, any other Loan Document or such other document and not otherwise specifically provided for elsewhere in this ARTICLE X (Events of Default; Remedies), in each case, after the earlier of (A) receipt by the Borrower of written notice from the Administrative Agent of such default or (B) obtaining Knowledge of any such default; provided that the thirty (30) day period referred to in clause (ii) above may be extended by an additional thirty (30) days, in the event that such default has not been cured within the initial thirty (30) day period, such default remains reasonably capable of being cured within the additional thirty (30) day period, no Material Adverse Effect has resulted from such default, the Borrower continues to diligently pursue cure of such default using commercially reasonable efforts and the Borrower has delivered a certificate signed by an Authorized Officer to the Administrative Agent certifying to the above and providing a reasonably detailed summary of the Borrower’s efforts as of the date of such certificate, and plan going forward to effect such cure together with other information reasonably requested by the Administrative Agent in respect thereof; (y) any default by the Borrower in the observance or performance of any covenant, condition or agreement contained in Section 8.23 (Termination of Fund Provider) and such default shall continue unremedied for a period of thirty (30) days after notice thereof from any Lender Party to the Borrower or (z) any default by the Borrower in the observance or performance of any covenant, condition or agreement contained in Section 8.24 (Deposits to Collections Account) and such default shall continue unremedied for a period of five Business Days after notice thereof from any Lender Party to the Borrower.

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(e)Involuntary Bankruptcy; Appointment of Receiver, etc.  (i) A court enters a decree or order for relief with respect to any SREC Seller Party or any Relevant Party in an Involuntary Bankruptcy, which decree or order is not stayed or other similar relief is not granted under any applicable federal or state Law; (ii) the occurrence and continuation of any of the following events for sixty (60) days unless dismissed or discharged within such time:  (A) an involuntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar Law now or hereafter in effect, is commenced, in which any SREC Seller Party or any Relevant Party is a debtor or any portion of the Collateral or any Membership Interest is property of the estate therein, (B) a decree or order of a court for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over any SREC Seller Party or any Relevant Party, over all or a substantial part of its Property, is entered, (C) an interim receiver, trustee or other custodian is appointed without the consent of any SREC Seller Party or any Relevant Party for all or a substantial part of the Property of such Person or (D) a warrant of attachment, execution or similar process shall have been issued against any substantial part of the Property of any SREC Seller Party or any Relevant Party;

(f)Voluntary Bankruptcy; Appointment of Receiver, etc.  (i) An order for relief is entered with respect to any SREC Seller Party or any Relevant Party, or any SREC Seller Party or any Relevant Party commences a voluntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar Law now or hereafter in effect, or consents to the entry of an order for relief in an involuntary case or to the conversion of an involuntary case to a voluntary case under any such Law or consents to the appointment of or taking possession by a receiver, trustee or other custodian for any SREC Seller Party or any Relevant Party, for all or a substantial part of the Property of any SREC Seller Party or any Relevant Party; (ii) any SREC Seller Party or any Relevant Party makes any assignment for the benefit of creditors; (iii) any SREC Seller Party or any Relevant Party shall be unable, or shall fail generally, or shall admit in writing its inability, to pay its debts as such debts become due or (iv) the board of directors or other governing body of any SREC Seller Party or any Relevant Party adopts any resolution or otherwise authorizes action to approve any of the actions referred to in this Section 10.01(f) (Voluntary Bankruptcy; Appointment of Receiver, etc);

(g)Material Judgment.  Any final money judgment, writ or warrant of attachment or similar process involving, individually or in aggregate at any time, an amount in excess of $1,000,000 (to the extent not adequately covered by insurance as to which a solvent, reputable and Independent insurance company, which at least meets the Credit Requirements, has acknowledged coverage in writing to the Borrower and such acknowledgment is provided to the Administrative Agent) shall be entered or filed against the Borrower or any of the other Relevant Parties or any of their respective Assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of thirty (30) days (or in any event later than five (5) days prior to the date of any proposed sale thereunder).

(h)Impairment of Loan Documents.  At any time after the execution and delivery thereof, (i) this Agreement or any other Loan Document ceases to be in full force and effect (other than by reason of a release of Collateral in accordance with the terms hereof or thereof or on the Debt Termination Date) or shall be declared null and void, or the Administrative Agent or any Lender shall not have or shall cease to have a valid and perfected

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first-priority Lien in any Collateral or the Membership Interests purported to be covered by the Loan Documents with the priority required by the relevant Loan Document or (ii) the Borrower, any SREC Seller Party or any Relevant Party thereto shall contest the validity or enforceability of any Loan Document in writing or deny in writing that it has any further liability, including with respect to future advances by any Lender, under any Loan Document to which it is a party.

(i)ERISA.  The Borrower, any Loan Party or SREC Seller Party or, except as could not result, in the aggregate across all such Persons and all of their respective ERISA Affiliates, in a Material Adverse Effect, any of their respective ERISA Affiliates establishes any Employee Benefit Plan or Multiemployer Plan, or commences making contributions to (or becomes obligated to make contributions to) any Employee Benefit Plan or Multiemployer Plan.

(j)Change of Control.  Any Change of Control shall have occurred.

(k)Removal of Managing Member. A Manager Event shall have occurred or a “Removal Notice” (as defined in a Tax Equity Consent and Notice) shall have been received by the Collateral Agent from a Tax Equity Member, and is not replaced by the appointment of a Qualified Manager as replacement “managing member” in accordance with each of the requirements in sub-clauses (i)-(iii) of Section 9.10(f) (Portfolio Documents) within the lesser of (i) thirty (30) days and (ii) such shorter period ending on the date when Collateral Agent’s cure period commences pursuant to the applicable consent to collateral assignment with the applicable Tax Equity Member.

(l)Abandonment of Servicing.  (i) The transition to a successor Fund Provider to perform the Administrative Services or Maintenance Services is not complete within the 90 days from the date such successor Fund Provider is appointed (or such shorter timeframe for the transition as specified in Section 3 of the applicable Back-Up Servicing Agreement Addendum); provided, that, if such transition is not complete within such 90 day period (or such shorter timeframe in the applicable Back-Up Servicing Agreement Addendum), such cure period may be extended for up to an additional 90 day period (180 days in total) so long as such transition is being diligently pursued, (ii)  the transition to a successor Manager under the Management Agreement is not complete within thirty (30) days after termination of the Manager, (iii) a replaced Fund Provider or Manager fails to comply with its transition requirements under a Back-Up Servicing Agreement or Management Agreement and Management Consent Agreement, as applicable or (iv) a Services Agreement is not renewed on the expiry of its then-current term in accordance with its terms or otherwise in a form and substance acceptable to the Administrative Agent (acting on the written instructions of the Majority Lenders).

(m)SREC Contract Events of Default.  On or prior to the sixth (6th) anniversary of the Closing Date, any “Event of Default” (or any equivalent term howsoever described) shall have occurred under an Eligible SREC Contract in respect of a SREC Seller Party; provided, that, no Event of Default shall occur hereunder if (i) Borrower causes such “Event of Default” to be cured within the lesser of (1) thirty (30) days and (2) such shorter period (if any) ending on the date when Collateral Agent’s cure period commences pursuant to the applicable SREC Consent or (ii) Borrower makes a prepayment of the Loans (the making of any

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such prepayment, a “SREC Prepayment Cure Event”) in an amount equal to the Prepayment Amount determined in respect of each Eligible SREC Contract for which such Event of Default has occurred and is continuing (with accrued interest thereon but without payment of any Make-Whole Amount) within the lesser of (1) thirty (30) days and (2) such shorter period (if any) ending on the date when Collateral Agent’s cure period commences pursuant to the applicable SREC Consent.

(n)Tax Equity Document Events of Default.  Termination of the Limited Liability Company Agreement of any Fund or the Master Lease Agreement (other than in accordance with its terms or as a result of a “Lessee Default” as defined therein whereby the Lessee’s leasehold interest in the Projects has expired and the Projects are re-conveyed to the Lessor).

Section 10.02Acceleration and Remedies.

(a)Upon the occurrence and during the continuance of any Event of Default and at any time thereafter during the continuance of such Event of Default, the Administrative Agent shall, at the written request of the Majority Lenders, take any or all of the following actions, at the same or different times:  (i) terminate any outstanding Commitments, and thereupon any such outstanding Commitments shall terminate immediately; (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon, the Make-Whole Amount determined in respect of such principal amount and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately; (iii) make a demand on any Acceptable DSR Letter of Credit provided with respect to the Debt Service Reserve Account and (iv) terminate and replace the Manager under Management Agreement, in each case, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and in case of any Event of Default described in Section 10.01(e) (Involuntary Bankruptcy; Appointment of Receiver, etc) or Section 10.01(f) (Voluntary Bankruptcy; Appointment of Receiver, etc) in respect of any Loan Party or SREC Seller Party, any outstanding Commitments shall automatically terminate and the principal of the Loans then outstanding, together with (x) accrued interest thereon (including, but not limited to, interest accrued thereon at the applicable Post-Default Rate) and (y) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable Laws), shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.  Upon the occurrence and during the continuance of any Event of Default, and irrespective of whether any Loans have become or have been declared immediately due and payable under this Section, each Lender shall be, subject to the terms of the Collateral Agency Agreement, entitled to exercise the rights and remedies available to such Lender under and in accordance with the provisions of the other Loan Documents to which it is a party or any applicable Law, including the right to proceed to protect and enforce the rights of such Lender by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Loan Document, or for an injunction against a violation of any of the terms

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hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

(b)At any time after the Loans have been declared due and payable pursuant to Section 10.02(a), the Majority Lenders may rescind and annul any such declaration and its consequences if (i) the Borrower has paid all overdue interest on the Loans, all principal of and Make-Whole Amount, if any, on any Loans that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Loans, at the applicable Post-Default Rate, (ii) neither the Borrower nor any other Person shall have paid any amounts which have become due solely by reason of such declaration and (iii) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Loans. No rescission and annulment under Section 10.02(b) will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

(c)Upon the occurrence and during the continuation of an Event of Default, all or any one or more of the rights, powers, privileges and other remedies available to the Administrative Agent against the Borrower under this Agreement or any of the other Loan Documents, or at law or in equity, may be exercised by the Administrative Agent (acting on the written instructions of the Majority Lenders) at any time and from time to time, whether or not all or any of the Obligations shall be declared due and payable, and whether or not the Administrative Agent or Collateral Agent shall have commenced any foreclosure proceeding or other action for the enforcement of its rights and remedies under any of the Loan Documents with respect to the Collateral and the proceeds from any of the foregoing.  Any such actions taken by the Administrative Agent shall be cumulative and concurrent and may be pursued independently, singly, successively, together or otherwise, at such time and in such order as the Administrative Agent may determine, to the fullest extent permitted by Law, without impairing or otherwise affecting the other rights and remedies of the Secured Parties permitted by Law, equity or contract or as set forth herein or in the other Loan Documents.  Without limiting the generality of the foregoing, if an Event of Default is continuing (i) to the fullest extent permitted by Law, no Secured Party shall be subject to any “one action” or “election of remedies” Law or rule, and (ii) all liens and other rights, remedies or privileges provided to the Secured Parties shall remain in full force and effect until each of the Secured Parties have exhausted all of its remedies against the Collateral and the proceeds from any of the foregoing or the Obligations have been paid in full.  The rights and remedies set forth in this Section 10.02 (Acceleration and Remedies) are in addition to, and not in limitation of, any other right or remedy provided for in this Agreement or any other Loan Document.

(d)Anything herein to the contrary notwithstanding, if and for so long as a Lender is a Tax Exempt Person, such Lender shall not succeed to the rights of any Guarantor or the Borrower as a direct or indirect owner of any Fund, or an assignee of any such Person, until after the Recapture Period for the last Eligible Project Placed in Service with respect to the Person(s) of which the Lender would become a direct or indirect owner, regardless whether or not exists an Event of Default.

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Article XI. The Administrative Agent.

Section 11.01Appointment, Powers and Immunities; Exculpatory Provisions.

(a)Each Lender hereby irrevocably appoints and authorizes the Collateral Agent (in accordance with the terms of the Collateral Agency Agreement), and each Lender hereby irrevocably appoints the Administrative Agent, to act as its agent under this Agreement and the other Loan Documents with such powers as are specifically delegated to the Collateral Agent or the Administrative Agent, as the case may be, by the terms of the Loan Documents, together with such other powers as are reasonably incidental to such powers.  The Administrative Agent (which term as used in this sentence and in Section 12.12(b) (No Third Party Beneficiaries; Non-Reliance on Other Lenders) shall include reference to each of its affiliates and its own and its affiliates’ officers, directors, employees, representatives and agents):  (a) shall have no duties or responsibilities except those expressly set forth in the Loan Documents, and shall not by reason of any Loan Document be a trustee for any Lender; (b) shall not be responsible to the Lenders for any recitals, statements, representations or warranties contained in any Loan Document, or in any certificate or other document referred to or provided for in, or received by any of them under, any Loan Document, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of any Loan Document or any other document referred to or provided for in any Loan Document to monitor the status of a Lien on or performance of the Collateral or for any failure by the Borrower or any other Person to perform any of its obligations under any Loan Document; (c) shall not be required to initiate or conduct any litigation or collection proceedings under any Loan Document; and (d) shall not be responsible for any action taken or omitted to be taken by it under any Loan Document or under any other document or instrument referred to or provided for in any Loan Document or in connection with any Loan Document, except for its own gross negligence or willful misconduct.  Without limiting the generality of the foregoing, in any circumstance where Administrative Agent is required to exercise discretion, the Administrative Agent may, at its option, seek to obtain instructions or directions from the Majority Lenders (written or otherwise), and the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except in accordance with Section 11.01(h) below.  The Administrative Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact appointed by it with due care.  The Administrative Agent may consult with legal counsel (including counsel for the Borrower), independent public accountants, market consultants, independent engineers and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts.

(b)The Administrative Agent shall be deemed not to have knowledge of any event, default (including any Event of Default) or any information, or be required to act upon any event, default (including any Event of Default) or information (including the sending of notice) other than (i) in accordance with Section 11.03 below or (ii) unless and until notice describing such event or default (including any Event of Default) is given in writing to a Responsible Officer of the Administrative Agent in accordance with Section 12.02. Absent such written notice and subject to Section 11.03 below, the Administrative Agent shall have no duty to ascertain whether any such event or default (including any Event of Default) shall have occurred.

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(c)Delivery of any reports, information and documents to the Administrative Agent provided for herein or any other Loan Document is for informational purposes only (unless otherwise expressly stated), and the Administrative Agent’s receipt of such or otherwise publicly available shall not constitute actual or constructive knowledge or notice of any information contained therein or determinable from information contained therein, including the Borrower’s compliance with any of its representations, warranties or covenants hereunder (as to which the Administrative Agent is entitled to rely exclusively on officer’s certificates). The Administrative Agent shall not have actual notice of any default or any other matter unless a Responsible Officer of the Administrative Agent receives actual written notice of such default or other matter.

(d)The right of the Administrative Agent to perform any permissive or discretionary act enumerated in this Agreement or any related document shall not be construed as a duty.

(e)The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith.  The Administrative Agent may rely and shall be protected in acting or refraining from acting upon any document believed by it to be genuine and to have been signed or presented by the proper Person. The Administrative Agent need not investigate any fact or matter stated in any document. The Administrative Agent need not investigate or re-calculate, evaluate, certify, verify or independently determine the accuracy of any numerical information, report, certificate, information, statement, representation or warranty or any fact or matter stated in any such document and may conclusively rely as to the truth of the statements and the accuracy of the information therein.

(f)Before the Administrative Agent takes any discretionary action or refrains from taking any action under this Agreement or any other Loan Document, it may require an officer's certificate or an opinion of counsel, the costs of which (including the Administrative Agent’s reasonable attorney’s fees and expenses) shall be paid by the party requesting that the Administrative Agent act or refrain from acting.  The Administrative Agent shall not be liable for any action it takes or omits to take in good faith in reliance on such officer's certificate or opinion of counsel.

(g)No provision of this Agreement or any other Loan Document shall require the Administrative Agent to expend or risk its own funds or otherwise incur any financial or other liability in the performance of any of its duties hereunder or thereunder, or in the exercise of any of its rights or powers.

(h)The Administrative Agent shall not have any duty or obligation to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents where the Administrative Agent is directed in writing to act by the Majority Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan

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Documents); provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any bankruptcy law.

(i)The Administrative Agent shall not be personally liable with respect to any action it takes, suffers or omits to take in good faith in accordance with a direction received by it from the Majority Lenders in accordance with this Agreement or any other Loan Document or for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement or any other Loan Document, except to the extent of any loss that is a result of the Administrative Agent’s gross negligence or willful misconduct.

(j)The Administrative Agent shall not be liable for any action or inaction of the Borrower, the Collateral Agent, the Depositary Agent, or any other party (or agent thereof) to this Agreement or any Loan Document and may assume compliance by such parties with their obligations under this Agreement or any other Loan Document, unless a Responsible Officer of the Administrative Agent shall have received written notice to the contrary.

(k)Notwithstanding anything to the contrary herein or otherwise, under no circumstance will the Administrative Agent be liable for special, punitive, indirect, or consequential loss or damage of any kind whatsoever (including lost profits), whether or not foreseeable, even if the Administrative Agent is actually aware of or has been advised of the likelihood of such loss or damage.

(l)The Administrative Agent shall not be responsible or liable for delays or failures in performance resulting from acts beyond its control.  Such acts shall include but not be limited to acts of God, strikes, lockouts, riots, acts of war, epidemics, governmental regulations superimposed after the fact, fire, communication line failures, computer viruses, power failures, earthquakes or other disasters.

(m)The Administrative Agent shall have no duty to see to, or be responsible for the correctness or accuracy of, any recording, filing or depositing of this Agreement or any agreement referred to herein, or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refilling or re-depositing of any thereof.

(n)Knowledge of the Administrative Agent shall not be attributed or imputed to Wells Fargo’s other roles in the transaction and knowledge of the Collateral Agent and the Depositary Agent shall not be attributed or imputed to each other or to the Administrative Agent (other than those where the roles are performed by the same group or division within Wells Fargo or otherwise share the same Responsible Officers), or any affiliate, line of business, or other division of Wells Fargo (and vice versa).

Section 11.02Reliance by Administrative Agent.  The Administrative Agent shall be entitled to rely conclusively upon any certification, notice, request, consent, statement,

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instrument, opinion, report, document or other communication (including any made by telephone, telecopy, telex, telegram, electronically or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Administrative Agent.  As to any matters not expressly provided for by any Loan Document, the Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under any Loan Document in accordance with instructions given by the Majority Lenders or, if provided in this Agreement, in accordance with the instructions given by the Majority Lenders or all Lenders as is required in such circumstance, and such instructions of such Lenders and any action taken or failure to act pursuant to such instructions shall be binding on all of the Lenders.

Section 11.03Defaults and Events of Default.  The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of a Default or Event of Default (other than the nonpayment of principal of or interest on Loans) unless a Responsible Officer of the Administrative Agent has received notice from the Borrower or a Lender specifying such Default or Event of Default and stating that such notice is a “Notice of Default.”  In the event that a Responsible Officer of Administrative Agent receives such a notice of the occurrence of a Default or Event of Default, the Administrative Agent shall give prompt notice of such receipt to the Lenders (and shall give each Lender prompt notice of each such nonpayment).  The Administrative Agent shall (subject to Section 11.06 (Failure to Act)) take such action with respect to such Default or Event of Default as shall be directed in writing by the Majority Lenders; provided that, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action or refrain from taking such action in accordance with the terms of this Agreement and the other Loan Documents, with respect to such Default or Event of Default as it shall deem advisable in the best interest of the Lenders except to the extent that this Agreement expressly requires that such action be taken, or not be taken, only with the consent or upon the authorization of the Majority Lenders or all of the Lenders.

Section 11.04[Reserved].

Section 11.05Non-Reliance on Agent.  The Administrative Agent shall not be required to keep itself informed as to the performance or observance by the Borrower or any other Person of this Agreement or any other Transaction Document or any other document referred to or provided for in this Agreement or in any other Transaction Document or to inspect the Properties or books of the Borrower or such other Person.  Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Administrative Agent under this Agreement, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of the Borrower (or any of its Affiliates) which may come into the possession of the Administrative Agent or any of its affiliates.

Section 11.06Failure to Act.  Except for action expressly required of the Administrative Agent under this Agreement and under the other Transaction Documents to which the Administrative Agent is intended to be a party, the Administrative Agent shall in all

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cases be fully justified in failing or refusing to take discretionary action under this Agreement and under the other Transaction Documents that, in its opinion or the opinion of its counsel, may reasonably expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable Law.

Section 11.07Resignation or Removal of Administrative Agent.  Subject to the appointment and acceptance of a successor Administrative Agent as provided below, the Administrative Agent may resign at any time by notice to the Lenders and the Borrower, and the Administrative Agent may be removed at any time with or without cause by the Majority Lenders, and in the case of without cause, subject to 30 days prior written notice.  Upon any such resignation or removal, the Majority Lenders shall have the right to appoint a successor Administrative Agent, which successor Administrative Agent shall (so long as no Default or Event of Default has occurred and is continuing) be reasonably acceptable to the Borrower.

If no successor Administrative Agent shall have been so appointed by the Majority Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent’s giving of notice of resignation or the Majority Lenders’ removal of the retiring Administrative Agent (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may, petition a court of competent jurisdiction to appoint a successor Administrative Agent, which shall be an Acceptable Bank, with all reasonable out-of-pocket fees and expenses of such petition to be paid by the Borrower. Whether or not a successor has been so appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date. Any and all rights, authorities and discretions of the Administrative Agent under the Transaction Documents may be exercised by the Majority Lenders in their sole discretion from the Resignation Effective Date until a successor Administrative Agent has been appointed.

Upon the acceptance of any appointment as Administrative Agent by a successor Administrative Agent, such successor Administrative Agent shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement and the other Transaction Documents to which it is intended to be a party.  After any retiring Administrative Agent’s resignation or removal as Administrative Agent, the provisions of this ARTICLE XI (The Administrative Agent) shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent.

Section 11.08Collateral Agency Agreement and Depositary Agreement.  On the Closing Date, the Administrative Agent is hereby directed to enter into each of the Collateral Agency Agreement and the Depositary Agreement in its capacity as Administrative Agent on behalf of the Lenders, and the Lenders hereby authorize and direct the Administrative Agent to execute and deliver the foregoing agreement on behalf of the Lenders.  Each of the Lenders hereby acknowledges that it has received and reviewed a copy of each of the Collateral Agency Agreement and the Depositary Agreement, and agrees to be bound by the terms thereof.  Without limiting the generality of the foregoing, each Lender (and each Person that becomes a Lender hereunder pursuant to Section 12.05 (Successors and Assigns)) hereby (a) authorizes and directs the Administrative Agent to designate and appoint Wells Fargo Bank, National Association to

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act as the initial collateral agent and the initial depositary agent of such Lender under the Loan Documents pursuant to Section 4.01 of the Collateral Agency Agreement and Section 2.01 of the Depositary Agreement, respectively and (b) authorizes and directs each Agent to execute the Collateral Agency Agreement and the Depositary Agreement and the other Loan Documents to which it is a party on behalf of such Lender and agrees that the Agents may take such actions on behalf of such Lender as are contemplated by the terms of the Collateral Agency Agreement and the Depositary Agreement.

Section 11.09Merger.  Any entity into which the Administrative Agent may be merged or converted or with which it may be consolidated or any entity resulting from any merger, conversion or consolidation to which the Administrative Agent shall be a party, or any entity succeeding to the business of the Administrative Agent or its corporate trust operations, shall be the successor of the Administrative Agent hereunder without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding; provided, however, that such successor must be a U.S. Person.

Section 11.10Wells Fargo Bank, National Association.  The parties expressly acknowledge and consent to Wells Fargo Bank, National Association acting in the multiple capacities of Administrative Agent, Collateral Agent and Depositary Agent.  Wells Fargo Bank, National Association may, in such multiple capacities, discharge its separate functions fully, without hindrance or regard to conflict of interest principles or other breach of duties to the extent that any such conflict or breach arises from the performance by Wells Fargo Bank, National Association of express duties set forth in the Loan Documents in any of such capacities, all of which defenses, claims or assertions are hereby expressly waived by the other parties hereto except in the case of negligence (other than errors in judgment) and willful misconduct by Wells Fargo Bank, National Association.

Article XII. Miscellaneous.

Section 12.01No Waiver.  No failure on the part of the Administrative Agent, the Collateral Agent or any Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement or any other Transaction Document shall operate as a waiver of such right, remedy, power or privilege, and no single or partial exercise of any right, power or privilege under this Agreement or any other Transaction Document shall preclude any other or further exercise of such right, remedy, power or privilege, or the exercise of any other right, power or privilege.  The remedies provided in this Agreement are cumulative and not exclusive of any remedies provided by law.

Section 12.02Notices.

(a)All notices, requests and other communications provided for in this Agreement and under the Loan Documents (including any modifications of, or waivers or consents under, this Agreement) shall be given or made in writing (including by telecopy) delivered to the intended recipient at the “Address for Notices” specified below its name on its

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signature page hereto, Appendix C (Addresses for Notices) or, as to any party, at such other address (and, with respect to the Administrative Agent, such other Responsible Officer(s)) as shall be designated by such party in a notice to each other party.  Except with respect to the Collateral Agent and as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by facsimile transmittal (as confirmed by the facsimile machine of the sender) or personally delivered or, in the case of a mailed notice or notice sent by courier, upon receipt during normal business hours, in each case given or addressed as set forth above.  All communications to the Collateral Agent shall be deemed to have been duly given upon actual receipt by a Responsible Officer of the Collateral Agent.

(b)Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e-mail and internet or intranet websites) pursuant to procedures approved by each Lender, provided that the foregoing shall not apply to notices to any Lender if such Lender has notified the Borrower that it is incapable of receiving notices by electronic communication.  Each of the Administrative Agent or the Borrower, may, in its discretion, agree to accept notices and other communications to each other hereunder and under the other Loan Documents by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.

Section 12.03Expenses; Etc.

(a)The Borrower agrees to pay or reimburse each of the Lenders, the Administrative Agent, the Depositary Agent and the Collateral Agent for:  (i) all reasonable out-of-pocket costs and expenses (including the reasonable fees and expenses of (x) Milbank, Tweed, Hadley & McCloy LLP, special New York counsel to the Lenders, (y) such other counsel that the Lenders, the Administrative Agent, the Depositary Agent or the Collateral Agent may engage from time to time, and (z) experts (including the Independent Engineer, Model Auditor and the Insurance Consultant) engaged by the Lenders and the Administrative Agent (acting on the written instructions of the Majority Lenders) from time to time with (in the case of such other counsel or such experts, so long as the Borrower has given its prior written consent to such engagement, provided that no such consent shall be required so long as a Default or Event of Default has occurred and is continuing)), in connection with (A) the negotiation, preparation, execution and delivery of this Agreement and the other Transaction Documents and the extensions of credit under this Agreement (including with respect to the contemplated extension of credit on the Closing Date, whether or not the Closing Date in fact occurs), (B) any amendment, modification or waiver of any of the terms of this Agreement or any other Transaction Document and (C) the placement and syndication of any Commitments or Loans that are completed on or before the Closing Date, (ii) all costs and expenses of the Lenders, the Administrative Agent, the Collateral Agent and the Depositary Agent (including counsels’ fees and expenses and experts’ reasonable fees and expenses) in connection with (A) any Default or Event of Default and any enforcement or collection proceedings resulting from such Default or Event of Default or in connection with the negotiation of any restructuring or “work-out” (whether or not consummated) of the obligations of the Borrower under this Agreement or the obligations of Sponsor or Project Party under any other Transaction Document and (B) the enforcement of this Section 12.03 (Expenses; Etc). and (iii) all costs, expenses, taxes,

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assessments and other charges incurred in connection with any filing, registration, recording or perfection of any Lien contemplated by this Agreement or any other Transaction Document to which the Lenders, the Administrative Agent, the Depositary Agent or the Collateral Agent is intended to be a party or any other document referred to in this Agreement or in any such other Transaction Document.

(b)The Borrower hereby agrees to indemnify the Collateral Agent, the Depositary Agent, the Administrative Agent and each Lender and their respective affiliates, and each of their respective officers, directors, trustees, employees, representatives, attorneys and agents (each, an “Indemnitee”) from, and shall hold each of them harmless against, any and all losses, liabilities, claims, damages, expenses, obligations, penalties, actions, judgments, suits, costs or disbursements of any kind or nature whatsoever (including the reasonable fees and expenses of counsel for each Indemnitee in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such Indemnitee shall be designated a party to any such proceeding) including those incurred in connection with (x) any enforcement, including any action, claim or suit brought by the Administrative Agent, the Collateral Agent or the Depositary Agent, of any indemnification or other obligation of the Borrower, any other party to the Loan Documents or any other Person, and (y) a successful defense, in whole or in part, of any claim that the Administrative Agent, the Collateral Agent or the Depositary Agent breached its standard of care (collectively, “Indemnity Claims”) that may at any time (including at any time following the Debt Termination Date) be imposed on, asserted against or incurred by any Indemnitee as a result of, or arising out of, or in any way related to or by reason of any Indemnity Claim with respect to (i) any of the transactions contemplated by this Agreement or by any other Transaction Document or the execution, delivery or performance of this Agreement or any other Transaction Document, (ii) the extensions of credit under this Agreement or the actual or proposed use by the Borrower of any of the extensions of credit under this Agreement or the grant to the Collateral Agent for the benefit of, or to any of, the Secured Parties of any Lien on the Collateral or in any other Property of the Borrower or any other person or any membership, partnership or equity interest in the Borrower or any other person and (iii) the exercise by the Collateral Agent (or the other Secured Parties) of their rights and remedies (including foreclosure) under any Collateral Document (but excluding, as to any Indemnitee, any such Indemnity Claim incurred, as finally determined by a court of competent jurisdiction, by reason of (A) the gross negligence or willful misconduct of such Indemnitee or (B) any actions or claims by the Borrower for the breach by any Indemnitee (other than the Administrative Agent, the Collateral Agent and the Depositary Agent) of any of its material obligations under the Transaction Documents to the Borrower that are substantially successful).  Without limiting the generality of the foregoing, the Borrower hereby agrees to indemnify each Indemnitee from, and shall hold each Indemnitee harmless against, any Indemnity Claim described in the preceding sentence (including any Lien filed against any Project by any Governmental Authority but excluding, as provided in the preceding sentence, any such Indemnity Claim to the extent incurred, as finally determined by a court of competent jurisdiction, by reason of (x) the gross negligence or willful misconduct of such Indemnitee or (y) any actions or claims by the Borrower for the breach by any Indemnitee (other than the Administrative Agent, the Collateral Agent and the Depositary Agent) of any of its material obligations under the Transaction Documents to the Borrower that are substantially successful) arising under any Environmental Law as a result of the past, present or future operations of the

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Borrower, or the past, present or future condition of any Project, or any Release or Use or threatened Release of any Hazardous Materials with respect to any Project (including any such Release or Use or threatened Release which shall occur during any period when such Indemnitee shall be in possession of any Project following the exercise by the Collateral Agent or any other Secured Party of any of its rights and remedies under this Agreement or under any Loan Document or any other Transaction Document) except to the extent that such Release or Use is caused by such Indemnitee’s gross negligence or willful misconduct, as finally determined by a court of competent jurisdiction. The Borrower’s obligations under this Section 12.03(b) shall survive termination or assignment of this Agreement and resignation and removal of the Parties.

(c)Notwithstanding anything to the contrary set forth herein, the Borrower shall not, in connection with any one legal proceeding or claim, or separate but related proceedings or claims arising out of the same general allegations or circumstances in which there is no conflict of interest between the affected Indemnitees or any such conflict of interest is waived in writing by the affected Indemnitees, be liable to the Indemnitees (or any of them) for the fees and expenses of more than one separate firm of attorneys (which shall be selected by the Indemnitees). Notwithstanding the foregoing to the contrary, in any such proceeding, any Indemnitee shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnitee unless (i) the Borrower and the Indemnitee shall have mutually agreed to the retention of such counsel or (ii) the Borrower or the Indemnitee has been advised by counsel that representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.

(d)Notwithstanding anything to the contrary set forth herein, so long as no Default or Event of Default has occurred and is continuing and provided that (i) in the reasonable opinion of an Indemnitee and its counsel, the Indemnity Claim does not involve the potential imposition of criminal liability upon such Indemnitee or a conflict of interest between such Indemnitee and the Borrower or between such Indemnitee and another Indemnitee (unless such conflict of interest is waived in writing by the affected Indemnitees) and (ii) in such event (other than with respect to disputes between such Indemnitee and another Indemnitee) the Borrower shall pay the reasonable expenses of such Indemnitee in such defense, no Indemnitee may compromise or settle any Indemnity Claim involving such Indemnitee, the defense of which such Indemnitee has assumed, other than at such Indemnitee’s own expense, without the Borrower’s prior written consent (which consent shall not be unreasonably withheld or delayed); provided that in no event shall the Borrower be required, in connection with the compromise or settlement of any Indemnity Claim by an Indemnitee, to admit any guilt, culpability or complicity, or incur any civil or criminal liability, without the prior written consent of the Borrower, which consent may be granted, conditioned or withheld in the Borrower’s sole discretion; provided, further, that the Borrower may not, without the prior written consent of the Indemnitee, settle, compromise or consent to the entry of any judgment regarding such claim if such settlement, compromise or consent (i) contains any admission or statement suggesting any wrongdoing or liability on behalf of the Indemnitee, (ii) contains any equitable order, judgment or term that in any manner affects, restrains or interferes with the business of the Indemnitee or any of its Affiliates or (iii) does not contain an unconditional release of the Indemnitee, in form and substance satisfactory to such Indemnitee, from any liability related to such claim; provided, further that if any Indemnitee reasonably determines that failure to compromise or settle any

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Indemnity Claim made against an Indemnitee is reasonably likely to have an imminent material adverse effect on such Indemnitee, such Indemnitee shall be entitled to compromise or settle such Indemnity Claim.

(e)Upon payment of any Indemnity Claim by the Borrower to or on behalf of an Indemnitee, the Borrower, without any further action, shall be subrogated to any and all claims that such Indemnitee may have relating thereto, and such Indemnitee shall reasonably cooperate with the Borrower and give such further reasonable assurances as are necessary or advisable to enable the Borrower to vigorously pursue such claims.

(f)Section 12.03(b) shall not apply with respect to Taxes other than any taxes that represent losses, liabilities, claims or damages arising from any non-Tax claim.

Section 12.04Amendments; Etc.

(a)Except as otherwise expressly provided in this Agreement, any provision of this Agreement may be amended, modified or waived only by an instrument in writing signed by the Borrower and the Administrative Agent (acting on the written instructions of the Majority Lenders) or the Borrower and the Majority Lenders (and the Administrative Agent to the extent such amendment or modification would adversely affect the rights and obligations of the Administrative Agent); provided that (i) no amendment, modification or waiver shall, unless by an instrument signed by all of the Lenders (and the Administrative Agent to the extent such amendment or modification would increase or decrease the rights or obligations of the Administrative Agent) (A) subject to the provisions of Section 10.02 (Acceleration and Remedies) relating to acceleration or rescission, (x) change the amount or time of any prepayment or payment of principal of the Loans, (y) reduce the rate or change the time of payment or method of computation of interest on the Loans or of the Make-Whole Amount in respect of the Loans or (z) change the principal amount of the Loans or change or extend the Commitments of any Lender, (B) alter the rights or obligations of the Borrower to prepay Loans under Section 3.04 (Mandatory Prepayments), (C) alter the terms of this Section 12.04 (Amendments; Etc), (D) amend the definition of the term “Majority Lenders” or modify in any other manner the number or percentage of the Lenders required to make any determinations or waive any rights under this Agreement or to modify any provision of this Agreement, (E) waive any of the conditions precedent set forth in ARTICLE VI (Conditions Precedent), (F) alter the terms of Section 9.01 (Indebtedness) or amend the definition of “Permitted Indebtedness”, (G) alter the terms of Section 8.19 (Use of Proceeds) or (H) release all or substantially all of the Collateral from the Lien of the Collateral Documents and (ii) any amendment, modification or waiver of ARTICLE XI (The Administrative Agent) shall require the consent of the Administrative Agent.

(b)The Borrower will provide each Lender (irrespective of the principal amount of Loans due to it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such Lender to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of any other Transaction Document.  The Borrower will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section

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12.04 (Amendments; Etc) to each Lender promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite Lenders and other parties hereto.

(c)The Borrower will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any Lender as consideration for or as an inducement to the entering into by any Lender of any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid or security is concurrently granted, on the same terms, ratably to each Lender even if such Lender did not consent to such waiver or amendment.

Section 12.05Successors and Assigns.

(a)Assignments Generally

.  This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and assigns permitted hereby, except that the Borrower may not assign its rights or obligations under this Agreement or under the Loans without the prior consent of all of the Lenders and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with Section 12.05(b) (Assignments by Lenders), (ii) by way of participation in accordance Section 12.05(d) (Participations), or (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 12.05(e) (and any other attempted assignment or transfer by any party hereto shall be null and void).  Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in Section 12.05(d) (Participations)) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b)Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement upon prior written notice to the Administrative Agent; provided that any such assignment shall be subject to the following conditions:

(i)Minimum Amounts.

(A)in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitments and/or the Loans at the time owing to it or contemporaneous assignments to related Approved Funds that equal at least the amount specified in clause (b)(i)(B) below in the aggregate, or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and

(B)in any case not described in clause (b)(i)(A) above, the aggregate amount of the Commitments (which for this purpose includes Loans outstanding thereunder) or, if the applicable Commitments are not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption

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with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date) shall not be less than $1,000,000, unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed).

(ii)Proportionate Amounts.  Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans or the Commitment assigned.

(iii)Required Consents.  The consent of the Administrative Agent shall be required for any assignment pursuant to this Section 12.05(b) (Assignments by Lenders) other than assignments to a Lender, an Affiliate of a Lender or an Approved Fund; provided that, in each case, so long as no Default or Event of Default has occurred and is continuing, the consent of the Borrower shall be required for any assignment to a Competitor, and the Borrower’s consent shall be deemed to have been given if the Borrower has not responded within ten (10) Business Days of its receipt of a written assignment request.  No other consent shall be required for any such assignment except to the extent required by clause (b)(i)(B) above.

(iv)Assignment and Assumption.  The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing fee in the amount of $3,500; provided, however, that the Administrative Agent may, in its sole discretion, elect to waive such processing fee in the case of any assignment.  The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

(v)Prohibited Assignments.  No assignment of any Loans or Commitments shall be made to (A) a natural Person, (B) the Borrower or any Affiliate thereof including the Sponsor or a Qualified Purchaser (an “Affiliated Lender”) or (C) for which a consent under Section 12.05(b)(iii) (Required Consents) has not been obtained.

Subject to acceptance and recording thereof by the Administrative Agent pursuant to Section 12.05(c) (Register), from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Section 2.03 (Fees), Section 5.01 (Increased Costs), Section 5.02 (Taxes) and Section 12.03 (Expenses; Etc.) with respect to facts and circumstances occurring prior to the effective date of such assignment.  Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this

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paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 12.05(d) (Participations).

(c)Register.  The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”).  Upon its receipt of, and consent to, a duly completed Assignment and Assumption executed by an assigning Lender and an assignee lender, administrative details information with respect to such assignee lender (unless the assignee lender shall already be a Lender hereunder), the processing and recordation fee referred to in clause (b)(iv) (Assignment and Assumption) above, if applicable, and the written consent of the Administrative Agent to such assignment and any applicable tax forms, the Administrative Agent shall promptly record each assignment made in accordance with this Section 12.05(c) (Register) in the Register.  No assignment shall be effective unless it has been recorded in the Register as provided in this Section 12.05(c) (Register).  The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement.  The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(d)Participations.

(i)Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural Person or the Borrower or any of the Borrower’s Affiliates) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitments and/or the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and (C) the Borrower, the Administrative Agent and the Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement; provided, further, that no Lender may sell participations to a Competitor without Borrower’s prior written consent.

(ii)Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver requiring the consent of all Lenders, as set forth in first proviso in Section 12.04 (Amendments; Etc.) that affects such Participant.  The Borrower agrees that each Participant shall be entitled to the benefits of Section 5.01 (Increased Costs), Section 5.02 (Taxes), and Section 12.03 (Expenses; Etc.) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 12.05(b)

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(Assignments by Lenders); provided that such Participant agrees to be subject to the provisions Section 5.03 (Mitigation of Obligations) as if it had acquired its interest by assignment pursuant to Section 12.05(b) (Assignments by Lenders). Each Lender that sells a participation shall, acting solely for this purpose as an agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans, Commitments or other rights or obligations under the Loan Documents (each such register, a “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of any Participant Register to any Person (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans or other rights or obligations under any Loan Document) except to the extent that such disclosure is necessary to establish that such Commitment, Loan or other right or obligation is in registered form under section 5f.103-1(c) of the U.S. Treasury Regulations.  The entries in a Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.

(e)Limitations upon Participant Rights.  A Participant shall not be entitled to receive any greater payment under Section 5.02 (Taxes) that the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent.  A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 5.02 (Taxes) unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 5.02 (Taxes) and Section 5.03 (Mitigation of Obligations) as though it were a Lender.

(f)Limitations upon Participant Rights.  A Participant shall not be entitled to receive any greater payment under Section 5.02 (Taxes) that the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent.  A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 5.02 (Taxes) unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 5.02 (Taxes) and Section 5.03 (Mitigation of Obligations) as though it were a Lender.

(g)Sharing of Information.  A Lender may furnish any information concerning the Borrower in the possession of such Lender from time to time to transferees and assignees (including prospective transferees, assignees and counterparties), subject, however, to the provisions of Section 12.07 (Treatment of Certain Information; Confidentiality).

(h)Certain Pledges.  Any Lender or the Administrative Agent may at any time pledge or assign a security interest in all or any portion of its rights under the Loan Documents to secure obligations of such Lender or the Administrative Agent, including any pledge or assignment to secure obligations to a Federal Reserve Bank or central bank; provided that no such pledge or assignment shall release such Lender or the Administrative Agent from

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any of its obligations hereunder or substitute any such pledgee or assignee for such Lender or the Administrative Agent as a party hereto.

Section 12.06Marshalling.  Neither the Administrative Agent nor any Lender shall be under any obligation to marshal any assets in favor of the Borrower or any other party or against or in payment of any or all of the Obligations.

Section 12.07Treatment of Certain Information; Confidentiality.  Each Lender and the Administrative Agent agrees (on behalf of itself and each of its affiliates, directors, trustees, officers, employees and representatives) to keep confidential, in accordance with their customary procedures for handling confidential information of this nature, any non-public information supplied to it by the Borrower pursuant to this Agreement (provided that such information does not include information that (i) was publicly known or otherwise known to it prior to the time of such disclosure and (ii) subsequently becomes publicly known through no act or omission by it or any person acting on its behalf); provided that nothing in this Agreement shall limit the disclosure of any such information (a) to the extent required by any Law or judicial process, (b) to counsel for any of the Lenders or the Administrative Agent, (c) to bank examiners, auditors, accountants, any federal or state regulatory authority, the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about such Person’s investment portfolio, (d) to any other Lender or the Administrative Agent(or each of their respective affiliates and their respective partners, directors, trustees, officers, employees, agents, advisors (including professional and financial advisors) and other representatives where such disclosure is required in connection with this Agreement and the transactions contemplated by this Agreement and the other Transaction Documents (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such information and instructed to keep such information confidential)), (e) after notice to the Borrower (to the extent such prior notice is legally permitted) in connection with any litigation to which any one or more of the Lenders is a party and pursuant to which such Lender or the Administrative Agent, has been compelled or required to disclose such information in the reasonable opinion of counsel thereto, (f) to the Independent Engineer, the Model Auditor, the Insurance Consultant or to other experts engaged by any Lender or the Administrative Agent in connection with this Agreement and the transactions contemplated by this Agreement and the other Loan Documents so long as such parties agree to maintain the confidentiality of the information as provided in this Section 12.07 (Treatment of Certain Information; Confidentiality) pursuant to an agreement containing confidentiality undertakings substantially similar to those in this Section, (g) to the extent that such information is required to be disclosed to a Governmental Authority in connection with a tax audit or dispute, (h) in connection with any Default or Event of Default and any enforcement or collection proceedings resulting from such Default or Event of Default or in connection with the negotiation of any restructuring or “work-out” (whether or not consummated) of the obligations of the Borrower under this Agreement or the obligations of any Project Party under any other Transaction Document, to the extent in the public domain, (i) to (x) any assignee (or prospective assignee) and its advisors, (y) any actual or prospective counterparty (and its advisors) to any direct or indirect swap or derivative transaction or credit protection relating to the Borrower or an Relevant Party and its respective obligations, (and so long as such assignee or counterparty (or prospective assignee or counterparty) agrees to maintain the confidentiality of

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such information as provided in this Section 12.07 (Treatment of Certain Information; Confidentiality) pursuant to an agreement containing confidentiality undertakings substantially similar to those in this Section or (j) to any pledgee of a Lender referred to in Section 12.05(h) (Certain Pledges).  In no event shall any Lender or the Administrative Agent be obligated or required to return any materials furnished by the Borrower; provided, however, that any confidential information retained by such Lender or the Administrative Agent shall continue to be subject to the provisions of this Section 12.07 (Treatment of Certain Information; Confidentiality).  The obligations of each Lender under this Section 12.07 (Treatment of Certain Information; Confidentiality) shall supersede and replace the obligations of such Lender under any confidentiality letter, or other confidentiality obligation, in respect of this financing effective prior to the date of the execution and delivery of this Agreement.

Section 12.08Survival.  The obligations of the Borrower under Section 5.01 (Increased Costs), Section 5.02 (Taxes), Section 12.03 (Expenses; Etc), Section 12.07 (Treatment of Certain Information; Confidentiality), Section 12.13 (Governing Law; Submission to Jurisdiction) and Section 12.14 (Waiver of Jury Trial) shall survive after the Debt Termination Date.  In addition, each representation and warranty made, or deemed to be made by a notice of any extension of credit, in this Agreement or pursuant to this Agreement shall survive the making of such representation and warranty, and no Lender shall be deemed to have waived, by reason of making any extension of credit under this Agreement, any Default or Event of Default which may arise by reason of such representation or warranty proving to have been false or misleading, notwithstanding that such Lender may have had reason to believe that such representation or warranty was false or misleading at the time such extension of credit was made.

Section 12.09Captions.  The table of contents and captions and section headings appearing in this Agreement are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

Section 12.10Counterparts; Integration; Effectiveness.  This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any party to this Agreement may execute this Agreement by signing any such counterpart; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signatures are physically attached to the same counterpart.  This Agreement and the other Loan Documents constitute the entire agreement and understanding among the parties to this Agreement with respect to the matters covered by this Agreement and the other Loan Documents and supersede any and all prior agreements and understandings, written or oral, with respect to such matters.  This Agreement shall become effective at such time as counterparts of this Agreement have been signed and delivered by all of the intended parties to this Agreement.

Section 12.11Reinstatement.  The obligations of the Borrower under this Agreement shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Borrower in respect of the Obligations is rescinded or must be otherwise restored by any holder of any of the Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and the Borrower agrees that it will indemnify each Secured Party on demand for all reasonable costs and expenses (including reasonable fees of

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counsel) incurred by such Secured Party in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

Section 12.12No Third Party Beneficiaries; Non-Reliance on Other Lenders.

(a)The agreement of the Lenders to make the Loans and extend credit to the Borrower, on the terms and conditions set forth in this Agreement, is solely for the benefit of the Borrower, the Administrative Agent and the Lenders, and no other Person (including Sponsor, Qualified Purchaser, Project Party, contractor, subcontractor, supplier, workman, carrier, warehouseman or materialman furnishing labor, supplies, goods or services to or for the benefit of the Project) shall have any rights under this Agreement or under any other Transaction Document (except as provided in a Transaction Document to which such Person is a party) as against the Administrative Agent, or any Lender or with respect to any extension of credit contemplated by this Agreement.

(b)Each Lender agrees that it has, independently and without reliance on the Administrative Agent, or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Borrower and decision to enter into this Agreement and that it will, independently and without reliance upon the Administrative Agent, or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or any other Transaction Document.

Section 12.13Governing Law; Submission to Jurisdiction.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York.  Each of the Borrower, the Administrative Agent and the Lenders hereby submits to the nonexclusive jurisdiction of the United States District Court and the courts of the State of New York sitting in the borough of Manhattan, City of New York for the purposes of all legal proceedings arising out of or relating to this Agreement and the other Loan Documents or the transactions contemplated by this Agreement and the other Loan Documents.  The Borrower irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

Section 12.14Waiver of Jury Trial.  Each of the Borrower, the Administrative Agent and the Lenders hereby irrevocably waives, to the fullest extent permitted by law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement and the other Loan Documents or the transactions contemplated by this Agreement and the other Loan Documents.

Section 12.15Patriot Act.  Each Lender and the Administrative Agent hereby notifies the Borrower that pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies the Borrower, which information includes the name

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and address of the Borrower and other information that will allow such Lender and the Administrative Agent to identify the Borrower in accordance with the Patriot Act.

Section 12.16Contractual Recognition of Bail-In.  Notwithstanding any other term of any Loan Documents or any other agreement, arrangement or understanding between the Parties, each Party acknowledges and accepts that any liability of any Party to any other party under or in connection with the Loan Documents may be subject to Bail-In Action by the relevant Resolution Authority and acknowledges and accepts to be bound by the effect of:

(a)any Bail-In Action in relation to any such liability, including (without limitation):

(i)a reduction, in full or in part, in the principal amount, or outstanding amount due (including any accrued but unpaid interest) in respect of any such liability;

(ii)a conversion of all, or part of, any such liability into shares or other instruments of ownership that may be issued to, or conferred on, it; and

(iii)a cancellation of any such liability; and

(b)a variation of any term of any Loan Document to the extent necessary to give effect to any Bail-In Action in relation to any such liability.

Section 12.17Authorization. The Administrative Agent and the Collateral Agent are hereby authorized and directed by the Lenders to execute, deliver and perform each of the Use of Work Products Agreement with the Independent Engineer and the Loan Documents to which each of them, respectively, is or is intended to be a party and each Lender agrees to be bound by all of the agreements of the Administrative Agent and Collateral Agent contained in the Loan Documents and the Use of Work Products Agreement.

(Signature pages follow)

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BORROWER:

VIVINT SOLAR FINANCING III, LLC

By:	/s/ Thomas Plagemann Name: Thomas Plagemann Title: Chief Commercial Officer

Address for Notices:

Vivint Solar  Financing III, LLC
1800 W Ashton Blvd.
Lehi, UT 84043
Attention: ***
Email: ***

With a copy to:

Vivint Solar, Inc.
1800 W. Ashton Blvd.
Lehi, UT 84043
Attention: Vivint Solar Legal Department
Email: ***

Signature Page to Fixed Rate Loan Agreement

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ADMINISTRATIVE AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION,

AS ADMINISTRATIVE AGENT

By:	/s/ Michael Pinzon Name: Michael Pinzon Title: Vice President

Address for Notices:

***

Attention: ***

E-mail: ***

Signature Page to Fixed Rate Loan Agreement

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LENDER:

NEW YORK LIFE INSURANCE COMPANY

By: /s/ Edward J. Fitzgerald
Name:	Edward J. Fitzgerald
Title:	Vice President

Address for Notices of Payments, Written Confirmations of Such Wire Transfers, and Any Audit Confirmation:

***

Attention:	***

Fax #: ***

With a copy sent electronically to:

***

All Other Communications:

***

Attention:	***

Fax #: ***

With a copy sent electronically to:

***

and With a copy of any notices regarding default or Events of Default under the Operative Documents to:

Attention:	***

Fax #: ***

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LENDER:

NEW YORK LIFE INSURANCE AND ANNUITY

CORPORATION

By: NYL Investors LLC, its Investment Manager

By: /s/ Edward J. Fitzgerald
Name:	Edward J. Fitzgerald
Title:	Managing Director

Address for Notices of Payments, Written Confirmations of Such Wire Transfers, and Any Audit Confirmation:

***

Attention:	***

Fax #: ***

With a copy sent electronically to:

***

All Other Communications:

***

Attention:	***

Fax #: ***

With a copy sent electronically to:

***

and With a copy of any notices regarding default or Events of Default under the Operative Documents to:

Attention:	***

Fax #: ***

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LENDER:

MACQUARIE FUNDING LLC

By: /s/ Pratap Dasgputa
Name:	Pratap Dasgupta
Title:	Member

By: /s/ Chris Thalhammer
Name:	Chris Thalhammer
Title:	Authorized Signatory

Address for Notices:

***

Attention: ***

Email: ***

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LENDER:

RBS PENSION TRUSTEE LIMITED,

as Trustee for the Royal Bank of Scotland Group

Pension Fund

By: /s/ Tim Cable

Name: Tim Cable

Title: Attorney

By: /s/ Jefferson Petch

Name: Jefferson Petch

Title: Attorney

Address for Notices (Operations/Administration):

***

Attn: ***

***

Telephone: ***

Direct Fax: ***

Email: ***

With a copy to:

***

Attn: ***

***

Telephone: ***

Direct Fax: ***

Email: ***

Address for Notices (Amendments, Waivers, and Compliance):

***

Attn: ***

***

Telephone: ***

Direct Fax: ***

Email: ***

Signature Page to Fixed Rate Loan Agreement

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

LENDER:

ACCORDIA LIFE AND ANNUITY COMPANY

By: /s/ Gilles Dellaery

Name: Gilles Dellaery

Title: EVP

Address for Notices:

***
Attention: ***
Email: ***
Phone Number: ***
Fax: ***

Signature Page to Fixed Rate Loan Agreement

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Appendix A

Lender Commitments

Lender	Commitment
***	$***
***	$***
***	$***
***	$***
***	$***
Total	$203,750,000

Appendix A

|[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Appendix B

Loan Amortization Schedule

Quarter Ending	Scheduled Principal Repayment
April 2017	$153,388.72
July 2017	$1,717,815.12
October 2017	$2,481,199.75
January 2018	$1,575,622.03
April 2018	$475,895.86
July 2018	$1,965,677.67
October 2018	$2,617,864.18
January 2019	$1,660,613.48
April 2019	$483,102.38
July 2019	$2,035,257.84
October 2019	$2,681,814.78
January 2020	$1,659,479.30
April 2020	$529,788.84
July 2020	$2,156,883.77
October 2020	$2,380,427.92
January 2021	$1,154,445.68
April 2021	$194,040.92
July 2021	$1,812,615.26
October 2021	$2,391,411.26
January 2022	$1,278,450.40
April 2022	$273,649.86
July 2022	$2,038,361.11
October 2022	$2,179,808.98
January 2023	$631,631.26
April 2023	$396,289.88
July 2023	$2,704,022.51
October 2023	$3,441,465.27
January 2024	$1,693,355.26
April 2024	$835,986.81
July 2024	$3,604,892.50
October 2024	$4,391,586.09
January 2025	$2,374,344.99
April 2025	$893,989.76
July 2025	$3,707,837.51
October 2025	$4,507,645.37

Appendix B-1

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Quarter Ending	Scheduled Principal Repayment
January 2026	$2,458,704.63
April 2026	$830,317.09
July 2026	$3,764,199.89
October 2026	$4,751,510.96
January 2027	$2,504,474.89
April 2027	$607,441.14
July 2027	$3,402,498.31
October 2027	$4,305,438.43
January 2028	$2,591,671.21
April 2028	$792,181.64
July 2028	$3,792,700.66
October 2028	$4,777,160.24
January 2029	$2,497,665.87
April 2029	$1,663,601.41
July 2029	$4,703,723.93
October 2029	$5,741,454.11
January 2030	$3,447,113.90
April 2030	$1,940,179.52
July 2030	$5,026,490.87
October 2030	$6,085,903.93
January 2031	$3,762,878.03
April 2031	$1,963,619.16
July 2031	$5,092,918.81
October 2031	$6,170,488.90
January 2032	$3,814,329.49
April 2032	$1,173,157.38
July 2032	$3,535,720.62
October 2032	$4,295,231.65
January 2033	$3,630,118.52
April 2033	$2,068,607.25
July 2033	$5,092,114.23
October 2033	$6,119,464.06
January 2034	$3,834,309.75
April 2034	$3,369,977.82
July 2034	$6,438,755.68
October 2034	$7,497,272.05
January 2035	$5,125,941.63
April 2035	0.00
July 2035	0.00

Appendix B-2

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Quarter Ending	Scheduled Principal Repayment
October 2035	0.00
January 2036	0.00

Appendix B-3

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Appendix C

Addresses for Notices

If to the Administrative Agent:

***

Attention***

E-mail: ***

If to the Borrower:

Vivint Solar Financing III, LLC, as Borrower

1800 W Ashton Blvd.

Lehi, UT 84043

Attention: ***

Email: ***

With a copy to:

Vivint Solar, Inc.

1800 W. Ashton Blvd.

Lehi, UT 84043

Attention: ***

Email: ***

If to the Lenders:

***

Attention: ***

Email: ***

Phone Number: ***

Fax: ***

***

Telephone:  ***

Direct Fax: ***

Email:  ***

With a copy to:

***

Telephone:  ***

Direct Fax: ***

Email: ***

Address for Notices (Amendments, Waivers, and Compliance):

***

Attn: ***

***

Direct Fax: ***

Email: ***

***

Attention: ***

Email: ***

***

Appendix C-1

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Address for Notices of Payments, Written Confirmations of Such Wire Transfers, and Any Audit Confirmation:

***

Attention: ***

***

Fax #: ***

With a copy sent electronically to: ***

All Other Communications:

***

Attention: ***

***

Fax ***

With a copy sent electronically to: ***

and with a copy of any notices regarding default or Events of Default under the Operative Documents to:

Attention: ***

Fax #: ***

***

Address for Notices of Payments, Written Confirmations of Such Wire Transfers, and Any Audit Confirmation:

***

Attention: ***

***

Fax #: ***

With a copy sent electronically to: ***

All Other Communications:

***

Attention: ***

***

Fax ***

With a copy sent electronically to: ***

and with a copy of any notices regarding default or Events of Default under the Operative Documents to:

Attention: ***

Fax #: ***

Appendix C-2

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Appendix D

Projected Repayment Factor

	Net Cash Flow	Portfolio Value	Debt Outstanding	Repayment Factor
12/31/2016	-	326,073,604	203,750,000	62.49%
3/31/2017	4,571,498	326,206,759	203,596,611	62.41%
6/30/2017	6,680,342	324,253,919	201,878,796	62.26%
9/30/2017	7,675,836	321,261,964	199,397,596	62.07%
12/31/2017	6,402,643	319,415,773	197,821,974	61.93%
3/31/2018	4,885,840	319,132,560	197,346,079	61.84%
6/30/2018	6,887,328	316,865,006	195,380,401	61.66%
9/30/2018	7,727,644	313,711,155	192,762,537	61.45%
12/31/2018	6,381,902	311,776,734	191,101,923	61.29%
3/31/2019	4,844,187	311,423,999	190,618,821	61.21%
6/30/2019	6,929,732	308,999,363	188,583,563	61.03%
9/30/2019	7,761,027	305,695,260	185,901,748	60.81%
12/31/2019	6,326,115	303,749,919	184,242,269	60.66%
3/31/2020	4,767,148	303,357,890	183,712,480	60.56%
6/30/2020	6,952,909	300,790,394	181,555,596	60.36%
9/30/2020	7,210,652	297,923,354	179,175,168	60.14%
12/31/2020	5,506,971	296,648,054	178,020,723	60.01%
3/31/2021	4,186,852	296,740,889	177,826,682	59.93%
6/30/2021	6,367,966	294,669,090	176,014,066	59.73%
9/30/2021	7,112,329	291,811,262	173,622,655	59.50%
12/31/2021	5,561,002	290,392,698	172,344,205	59.35%
3/31/2022	4,207,028	290,373,526	172,070,555	59.26%
6/30/2022	6,583,801	287,988,491	170,032,194	59.04%
9/30/2022	6,733,134	285,416,626	167,852,385	58.81%
12/31/2022	4,598,585	284,881,867	167,220,754	58.70%
3/31/2023	4,421,201	284,564,745	166,824,464	58.62%
6/30/2023	7,951,382	280,705,952	164,120,441	58.47%
9/30/2023	8,884,701	275,842,939	160,678,976	58.25%
12/31/2023	6,213,947	273,574,568	158,985,621	58.11%
3/31/2024	4,668,309	272,841,259	158,149,634	57.96%
6/30/2024	8,389,262	268,364,654	154,544,741	57.59%
9/30/2024	9,377,691	262,818,764	150,153,155	57.13%
12/31/2024	6,564,745	259,962,371	147,778,810	56.85%
3/31/2025	4,737,135	258,960,036	146,884,821	56.72%
6/30/2025	8,517,575	254,147,843	143,176,983	56.34%
9/30/2025	9,521,606	248,245,565	138,669,338	55.86%
12/31/2025	6,663,496	245,078,097	136,210,633	55.58%
3/31/2026	4,806,386	243,787,691	135,380,316	55.53%
6/30/2026	8,646,942	238,619,736	131,616,116	55.16%

Appendix D-1

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

9/30/2026	9,666,733	232,340,440	126,864,605	54.60%
12/31/2026	6,762,975	228,841,884	124,360,130	54.34%
3/31/2027	4,860,593	227,258,888	123,752,689	54.45%
6/30/2027	8,761,888	221,729,738	120,350,191	54.28%
9/30/2027	9,797,595	215,067,751	116,044,752	53.96%
12/31/2027	6,847,708	211,266,999	113,453,081	53.70%
3/31/2028	4,930,632	209,355,760	112,660,899	53.81%
6/30/2028	8,893,284	203,428,386	108,868,199	53.52%
9/30/2028	9,945,062	196,345,976	104,091,039	53.01%
12/31/2028	6,948,570	192,138,249	101,593,373	52.88%
3/31/2029	5,001,031	189,875,663	99,929,771	52.63%
6/30/2029	9,025,652	183,525,748	95,226,047	51.89%
9/30/2029	10,093,654	175,998,081	89,484,593	50.84%
12/31/2029	7,050,084	171,392,909	86,037,479	50.20%
3/31/2030	5,071,765	168,754,980	84,097,300	49.83%
6/30/2030	9,158,962	161,957,295	79,070,809	48.82%
9/30/2030	10,243,338	153,958,617	72,984,905	47.41%
12/31/2030	7,152,221	148,930,888	69,222,027	46.48%
3/31/2031	5,142,808	145,892,181	67,258,408	46.10%
6/30/2031	9,293,180	138,620,030	62,165,489	44.85%
9/30/2031	10,394,078	130,123,099	55,995,000	43.03%
12/31/2031	7,254,952	124,666,119	52,180,671	41.86%
3/31/2032	5,198,090	121,216,247	51,007,513	42.08%
6/30/2032	9,412,228	113,458,197	47,471,793	41.84%
9/30/2032	10,529,795	104,451,263	43,176,561	41.34%
12/31/2032	7,342,202	98,514,364	39,546,442	40.14%
3/31/2033	5,269,670	94,609,177	37,477,835	39.61%
6/30/2033	9,548,157	86,319,527	32,385,721	37.52%
9/30/2033	10,682,536	76,756,066	26,266,257	34.22%
12/31/2033	7,446,024	70,313,054	22,431,947	31.90%
3/31/2034	5,341,474	65,922,333	19,061,969	28.92%
6/30/2034	9,684,884	57,069,501	12,623,214	22.12%
9/30/2034	10,836,217	46,917,322	5,125,942	10.93%
12/31/2034	7,550,340	39,936,677	0	0.00%
3/31/2035	5,413,470	35,028,397	0	0.00%
6/30/2035	9,814,288	25,587,161	0	0.00%
9/30/2035	10,428,871	15,382,562	0	0.00%
12/31/2035	6,295,895	9,219,635	0	0.00%
3/31/2036	3,591,138	5,710,860	0	0.00%
6/30/2036	3,931,185	1,806,006	0	0.00%
9/30/2036	1,607,336	201,610	0	0.00%
12/31/2036	201,610	-	0	0.00%
3/31/2037	-	-	0	0.00%
6/30/2037	-	-	0	0.00%

Appendix D-2

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Schedule A

Project Information

[Included in Folder 2.10.6 on the Platform provided to Lenders as of the Closing Date and to be provided to Lenders on a zip drive]

Schedule A

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Schedule 7.03(e)

Organizational Structure prior to the Closing Date

(See attached)

Schedule 7.03(e)

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Schedule 7.03(f)

Organizational Structure following the Closing Date

(See attached)

Schedule 7.03(f)

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Schedule 7.03(g)

Subsidiaries

Entity	Record Owner	Jurisdiction	Percentage of Equity Interests
Vivint Solar Financing III Parent, LLC	Vivint Solar Financing Holdings, LLC	Delaware	100%
Vivint Solar Financing III, LLC	Vivint Solar Financing III Parent, LLC	Delaware	100%
Vivint Solar Fund XI Manager, LLC	Vivint Solar Financing III, LLC	Delaware	100%
Vivint Solar Fund XIII Manager, LLC	Vivint Solar Financing III, LLC	Delaware	100%
Vivint Solar Fund XVI Manager, LLC	Vivint Solar Financing III, LLC	Delaware	100%
Vivint Solar Fund XVIII Manager, LLC	Vivint Solar Financing III, LLC	Delaware	100%
Vivint Solar SREC Guarantor III, LLC	Vivint Solar Financing III, LLC	Delaware	100%
Vivint Solar Fund XI Project Company, LLC	Vivint Solar Fund XI Manager, LLC	Delaware	100% of Class B
Vivint Solar Fund XIII Project Company, LLC	Vivint Solar Fund XIII Manager, LLC	Delaware	100% of Class B
Vivint Solar Fund XVI Lessor, LLC	Vivint Solar Fund XVI Manager, LLC	Delaware	100%
Vivint Solar Fund XVIII Project Company, LLC	Vivint Solar Fund XVIII Manager, LLC	Delaware	100% of Class B

Schedule 7.03(g)

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Schedule 7.04

Governmental Authorizations; Compliance with Laws

1.	Management Consent and Agreement, dated as of January 5, 2017, among Vivint Solar Provider, LLC, Vivint Solar Financing III, LLC, and Wells Fargo Bank, National Association, as Collateral Agent.
2.

Consent and Acknowledgment, dated as of January 5, 2017, among BP Energy Company, for the benefit of Vivint Solar SREC Financing, LLC, Vivint Solar SREC Aggregator, LLC, Wells Fargo Bank, National Association, as Collateral Agent, and acknowledged by BP Corporation North America Inc., and Vivint Solar SREC Guarantor, LLC.

3.

Consent and Acknowledgment, dated as of January 5, 2017, among DTE Energy Trading, Inc., for the benefit of Vivint Solar SREC Financing, LLC, Vivint Solar SREC Aggregator, LLC, and Wells Fargo Bank, National Association, as Collateral Agent, and acknowledged by DTE Energy Company.

4.

Consent Agreement (Fund XI Operating Agreement), dated as of January 5, 2017, among Vivint Solar Financing III, LLC, Vivint Solar Fund XI Manager, LLC, Wells Fargo Bank, National Association, as Collateral Agent, *** and ***.

5.

Consent Agreement (Fund XIII Operating Agreement), dated as of January 5, 2017, among Vivint Solar Financing III, LLC, Vivint Solar Fund XIII Manager, LLC, Wells Fargo Bank, National Association, as Collateral Agent and ***.

6.

Estoppel Certificate, dated as of January 5, 2017, among VS BC Solar Lessee I, LLC, Vivint Solar, Inc., Vivint Solar Fund XVI Lessor, LLC, and Wells Fargo Bank, National Association, as Collateral Agent.

7.

Consent and Agreement, dated as of January 5, 2017, among Vivint Solar Financing III, LLC, Vivint Solar Fund XVIII Manager, LLC, Vivint Solar Fund XVIII Project Company, LLC, Wells Fargo Bank, National Association, as Collateral Agent and ***

Schedule 7.04

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Schedule 7.08

Financial Statement Exceptions

None.

Schedule 7.08

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Schedule 7.10

Litigation; Adverse Facts

None.

Schedule 7.10

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Schedule 7.14

Insurance

Contained herein is description of all policies of insurance for the Relevant Parties, including those policies of the Sponsor for the benefit of the Relevant Parties which are required to be maintained pursuant to a Transaction Document, that are in effect as of the Closing Date.

Policy Dates	Policy Number	Carrier	Line of Insurance	Coverage
Master Property Program

Schedule 7.14-1

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Schedule 7.14-2

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

4/1/2016-4/1/2017	P16GR00830	GCube (40%) Travelers (60%) – Lloyds Shared Program

All-Risk Property

Vivint Solar, Inc.

Vivint Solar Fund XI Project Company, LLC

Vivint Solar Fund XI Manager, LLC

Vivint Solar Fund XIII Project Company, LLC

Vivint Solar Fund XIII Manager, LLC

Named Insureds wording from policy includes:

Vivint Solar Inc., Vivint Solar Holdings, Inc., Vivint Solar Developer, LLC, and/or its affiliates subsidiaries, companies and/or corporations as now exist or may hereafter be constituted,

owned, controlled, operated, directed, managed or acquired including their interests as may appear in partnerships, trusts, associations, REITs, joint ventures, 'members" of the LLC's as defined therein, and any other party in interest which the Insured is legally obligated to insure by contract and / or as per Policy Wording.

Any One Occurrence (Business Personal Property, Forklifts and Combined Business Interruption/Extra Expense)- $50,000,000*

Property in the Course of Construction or Installation $250,000$ per Jobsite

$1,000,000 per Occurrence

Property in the due course of transit $250,000

Operations- solar panel systems and related equipment per schedule of locations and limits on file

$500,000

Miscellaneous Unscheduled Locations

$500,000 per Occurrence

Flood-Annual Aggregate*

$20,000,000

Earth Movement (CA)-Annual Aggregate*

$20,000,000

Earth Movement (All Other)-Annual Aggregate*

$20,000,000

Deductibles

All Other Perils

$5,000

Earth Movement, Flood, and Named Windstorm

2% of total insurable values of all locations sustaining direct damage-subject to minimum of $100,000 per occurrence

Business Interruption/Extra Expense

72 Hours

Additional Coverages

Debris Removal – 25% of Loss

Pollutant Clean Up - $100,000

Fire Department Service Charges - $100,000

Inventory or Appraisals - $100,000

Electronic Data Recovery Costs - $100,000

Fire Protection Equipment Refill

$100,000

Valuation

Property-Replacement Cost

Time Element-Actual Loss Sustained

Conditions

Quarterly Audit Adjustments

Mechanical & Electrical Breakdown Included

Terrorism Rejected

Series Loss Clause

*As part of the Master Property Program the dedicated limits listed below apply to Vivint Solar Fund XIII Project Company, LLC

Any One Occurrence (Business Personal Property, Forklifts and Combined Business Interruption/Extra Expense) - $50,000,000

Subject to a $10,000,000 fund specific limit for each specified fund

Flood-Annual Aggregate $20,000,000

Subject to $2,000,000 fund specific limits for each specified fund

Earth Movement (CA)-Annual Aggregate $20,000,000

Subject to $2,000,000 fund specific limits for each specified fund

Earth Movement (All Other) - Annual Aggregate $20,000,000

Subject to $2,000,000 fund specific limits for each specified fund

Windstorm   Included in $50,000,000 per occurrence limit

and included in $10,000,000 fund specific limits for each specified fund

Fund Specific Property Policy – Fund XVI

Schedule 7.14-3

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Schedule 7.14-4

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

9/19/2016-9/19/2017	IM254725-1	Colony Insurance Company	Inland Marine Property Vivint Solar Fund XVI Lessor, LLC VS BC Solar Lessee I, LLC Vivint Solar Provider, LLC Vivint Solar Financing III, LLC Vivint SREC Guarantor III, LLC

Catastrophe Limit-Per Occurrence:

$10,000,000

Covered Property/Stock: Solar Panel Systems, Inverters and related equipment, various storage and office facilities as reported by insured

Property in the Course of Construction or Installation:

$150,000 per jobsite not to exceed $500,000 per Occurrence

Property in the due course of transit:

$50,000

Operations- solar panel systems and related equipment per schedule of locations:

$150,000 per Occurrence

Miscellaneous Unscheduled Locations:

$100,000 per Location

Flood-Annual Aggregate: $2,000,000

Earthquake-Annual Aggregate: $2,000,000

Business Interruption/Extra Expense: $5,000,000 per occurrence, subject to a maximum amount stated in the statement of values, subject to a $500K Max per 30 Days

Deductibles

Per Occurrence: $10,000

Annual Aggregate: $100,000

Per Occurrence Trailing Deductible once Aggregate is reached. All claims for the ground up will continue to the erosion of the aggregate: $1,000

Earthquake, Flood, and Named Windstorm-Do not apply to the aggregate amount:

2% of Insurable Values-Subject to minimum of $100,000 per occurrence

Business Interruption/Extra Expense:

72 Hour Waiting Period

Additional Coverages

Investors Clause Endorsement: Debris Removal: 25% of loss plus $150,000

Additional Debris Removal Expense: $500,000

Pollutant Clean Up: $50,000

Newly Acquired Equipment: $100,000

Ordinance or Law Coverage: $500,000

Valuation

Property –Functional Replacement Cost

Time Element-Actual Loss Sustained

No Coinsurance

Conditions

Quarterly reporting of new installations

Quarterly audit/adjustments per rates

Minimum Earned Premium 25%

Mechanical Breakdown Coverage Included

Fund Specific Property Policy – Fund XVIII

Schedule 7.14-5

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Schedule 7.14-6

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

8/8/2016-8/8/2017	P16GR02260	GCube (40%) Travelers (60%) – Lloyds Shared Program	Inland Marine Property Vivint Solar Fund XVIII Project Company, LLC (BAML) BAL Investment & Advisory, Inc. Vivint Solar Financing III, LLC Vivint SREC Guarantor III, LLC

Business Personal Property & Combined Business Interruption/Extra Expense:

$20,000,000

Property in the Course of Construction or Installation

$250,000 Per Jobsite not to exceed $1,000,000 per Occurrence

Property in the due course of transit:

$250,000

Operational solar panel systems and related equipment per schedule of locations:

$250,000

Miscellaneous Unscheduled Locations:

$500,000 per Occurrence

Flood-Annual Aggregate: $10,000,000

Earthquake (CA)-Annual Aggregate: $10,000,000

Earthquake (All Other)-Annual Aggregate: $10,000,000

Business Interruption/Extra Expense: $5,000,000

Business Interruption/Extra Expense-Earthquake & Flood: $1,000,000

Deductibles

All Other Perils: $5,000

Earth Movement, Flood, and Named Windstorm:

2% of Insurable Values-

Subject to minimum of $100,000 per occurrence

Business Interruption/Extra Expense:

72 Hour Waiting Period

Additional Coverages

Investors Clause Endorsement: Included

Mechanical & Electrical Breakdown: Included

Sabotage Coverage Included: $5,000,000

Series Loss Clause 1st, 2nd, & 3rd; 100%, 4th, & 5th, 75%; 6th, 50%

Demolition/Increased cost of Construction: 5% of Loss

Debris Removal: 25% of Loss

Pollutant Clean Up: $100,000

Inventory or Appraisals: $100,000

Electronic Data Recovery Costs: $100,000

Expediting Expense: 5% of Loss

Installation/Operational Audit Reports: Quarterly Adjustments

Valuation

Property – Replacement Cost

Time Element-Actual Loss Sustained

Master Liability Program

Schedule 7.14-7

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

11/01/16 To 11/01/17	BAP509601502	Zurich Insurance Company	Commercial Automobile Vivint Solar, Inc. Vivint Solar Developer, LLC

$1,000,000 Bodily Injury & Property Damage

Statutory Personal Injury Protection

$10,000 Medical Payments – Each Person

$1,000,000

Uninsured/Underinsured Motorists

$250,000 Deductible

Hired Car Physical Damage – ACV

Owned and Hired Car Phys. Damaged Deductible:

$1,000 Comprehensive

$1,000 Collision

Lessor-Additional Insured and Loss Payee Where Required by Written Contract

Waiver of Transfer of rights of Recovery Where Required by Written Contract

Rental Reimbursement Included

11/01/16 To 11/01/17	WC509601302	American Zurich Insurance Company	Worker’s Compensation Deductible Policy Vivint Solar, Inc. Vivint Solar Developer, LLC

States Covered: AZ, CA, CT, FL, HI, MD, NJ, NM, NV, OR, PA, SC, TX, UT

Statutory - Workers’ Compensation

$1,000,000 - Bodily Injury by Accident – Each Accident

$1,000,000 - Bodily Injury by Disease – Policy Limit

$1,000,000 Bodily Injury by Disease – Each Employee

$500,000 Deductible

11/01/16 To 11/01/17	WC509601401 (MA)	Zurich Insurance Company	Worker’s Compensation Retro Policy Vivint Solar, Inc. Vivint Solar Developer, LLC

States Covered: MA

Statutory - Workers’ Compensation

$1,000,000 Bodily Injury by Accident – Each Accident

$1,000,000 Bodily Injury by Disease – Policy Limit

$1,000,000 Bodily Injury by Disease – Each Employee

$500,000 Deductible

Schedule 7.14-8

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Schedule 7.14-9

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

1/29/16 – 1/29/17	3776500116EN	Axis Specialty Europe	Commercial General Liability & Excess Liability ($25M) Vivint Solar, Inc. Vivint Solar Developer, LLC

General Liability:

$1,000,000 Each Occurrence Limit

$50,000 Damage to Premises Rented to You

$10,000 Medical Expense Limit – Each Person

$5,000,000 Personal & Advertising Injury Limit

$1,000,000 Products/Completed Operations Limit

$2,000,000 General Aggregate

$25,000 Deductible - Bodily Injury & Property Damage Combined- Per Occurrence

Excess Liability

$25,000,000 Each Occurrence and in the Aggregate

Additional Named Insured Schedule:

Vivint Solar Holdings, Inc.

Vivint Solar Fund XIII Manager, LLC

Vivint Solar Fund XIII Project Company, LLC

Vivint Solar Fund XI Manager, LLC

Vivint Solar Fund XI Project Company, LLC

Vivint Solar Fund XVI Manager, LLC

Vivint Solar Fund XVI Lessor, LLC

VS BC Solar Lessee I, LLC

Vivint Solar Fund XVIII Manager, LLC

Vivint Solar Fund XVIII Project Company, LLC

Vivint Solar Financing III, LLC

Vivint SREC Guarantor

III, LLC

Other Misc. Liability / Corporate Policies
1/29/16 – 1/29/17	CPO 69895626	AIG Specialty Insurance Company	Contractors Pollution Vivint Solar, Inc. Vivint Solar Developer, LLC	Contractors Pollution Liability: Coverage A – Legal Liability $5,000,000 Each Pollution Condition Limit Coverage B – Emergency Response Costs $250,000 $25,000 Deductible
1/29/16 – 1/29/17	CEO7446813	Indian Harbor Insurance Company	Professional Liability Vivint Solar, Inc. Vivint Solar Developer, LLC	Professional Liability (Claims Made and Reported Coverage): $1,000,000 Each Claim Limit $1,000,000 Aggregate Limit 06/09/2011 Retroactive Date $100,000 SIR

Schedule 7.14-10

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

11/1/16 – 11/1/17	WS11007784	Insurance Company of the State of Pennsylvania	Foreign Liability Vivint Solar, Inc. Vivint Solar Developer, LLC

Foreign General Liability

$4,000,000 Program Aggregate

$2,000,000 General Aggregate

$2,000,000 Product-Completed Operations Aggregate

$1,000,000 Personal and Advertising Injury

$1,000,000 Each Occurrence Limit

$1,000,000 Damage to Premises Rented to You

$25,000 Medical Expense

Foreign Business Automobile

$1,000,000 Foreign Business Automobile – Accident

$25,000 Medical Expense – Accident

$25,000 Hired Auto – Accident

Physical Damage - $1,000 – Each Auto

Foreign Voluntary Compensation and Employers Liability

$1,000,000 Supplemental Repatriation Expense

$1,000,000 Employers Liability Injury – Accident

$1,000,000 Employers Liability Injury – Disease Limit

$1,000,000 Employers Liability Injury – Disease Each Employee

Foreign Travel Accident and Sickness

$100,000 Principal Sum Insured

$1,000,000 Aggregate Limit

$50,000 Medical Expense

$500 Deductible

$100,000 Emergency Medical Evacuation

Schedule 7.14-11

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

3/30/16 To 6/30/17	485294	Underwriters at Lloyds	Media Security Privacy Vivint Solar, Inc. Vivint Solar Developer, LLC

Multimedia Liability

$5,000,000 Each Claim

$5,000,000 Aggregate

$25,000 Retention Each Claim

Security and Privacy Liability

$5,000,000 Each Claim

$5,000,000 Aggregate

$25,000 Retention Each Claim

Privacy Regulatory Defense & Penalties

$5,000,000 Each Claim

$5,000,000 Aggregate

$25,000 Retention Each Claim

Privacy Breach Response Costs, Notification Expenses, and Breach Support & Credit Monitoring Expenses (Outside the Limits)

$5,000,000 Each Claim

$5,000,000 Aggregate

$25,000 Retention

Proactive Privacy Breach Response Costs Sublimit

$25,000 Each Claim

$25,000 Aggregate

Voluntary Notification Expenses Sublimit

$5,000,000 Each Claim

$5,000,000 Aggregate

Network Asset Protection

$5,000,000 Each Claim

$5,000,000 Aggregate

$25,000 Retention Each Claim

10% Co-insurance each and every loss

Non-physical Business Interruption & Extra Expense – 8 hour waiting period

Cyber Extortion

$5,000,000 Each Claim

$5,000,000 Aggregate

$25,000 Retention Each Claim

Cyber Terrorism

$5,000,000 Each Claim

$5,000,000 Aggregate

$5,000,000 Maximum Policy Aggregate Limit

6/30/16 To 6/30/17	01-542-49-60	National Union Fire Insurance Company of Pittsburgh, PA	Directors & Officers Liability Vivint Solar, Inc. Vivint Solar Developer, LLC	$10,000,000 Limit of Liability $2,500,000 Retention
6/30/16 To 6/30/17	DOX G23676321 002	ACE American Insurance Company	Excess Directors & Officers Liability Vivint Solar, Inc. Vivint Solar Developer, LLC	$10,000,000 Aggregate $10MM xs $10MM

Schedule 7.14-12

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

6/30/16 To 6/30/17	ELU145082-16	XL Specialty Insurance Company	Excess Directors & Officers Liability Vivint Solar, Inc. Vivint Solar Developer, LLC	$20,000,000 Aggregate $10MM xs $20MM
6/30/16 To 6/30/17	DOX10005655901	Endurance American Insurance Company	Excess Directors & Officers Liability Vivint Solar, Inc. Vivint Solar Developer, LLC	$30,000,000 Aggregate $10MM xs $30MM
6/30/16 To 6/30/17	MC002KP16	Aspen American Insurance Company	Excess Directors & Officers Liability Vivint Solar, Inc. Vivint Solar Developer, LLC	$40,000,000 Aggregate $10MM xs $40MM
6/30/16 To 6/30/17	18016327	Berkley Insurance Company	Excess Directors & Officers Liability Vivint Solar, Inc. Vivint Solar Developer, LLC	$50,000,000 Aggregate $10MM xs $50MM
6/30/16 To 6/30/17	MLX7601103-01	Argonaut Insurance Company	Excess Directors & Officers Liability Vivint Solar, Inc. Vivint Solar Developer, LLC	$60,000,000 Aggregate $10MM xs $60MM

Schedule 7.14-13

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

6/30/16 To 6/30/17	0309-2282	Allied World National Assurance Company	Excess Side A Directors & Officers Liability Vivint Solar, Inc. Vivint Solar Developer, LLC	$70,000,000 Aggregate $10MM xs $70MM
6/30/16 To 6/30/17	ELU145085-16	XL Specialty Insurance Company	Excess Side A Directors & Officers Liability Vivint Solar, Inc. Vivint Solar Developer, LLC	$80,000,000 Aggregate $10MM xs $80MM
6/30/16 To 6/30/17	01-542-50-06	Illinois National Insurance Company	Excess Side A Directors & Officers Liability Vivint Solar, Inc. Vivint Solar Developer, LLC	$90,000,000 Aggregate $20MM xs $90MM
6/30/16 To 6/30/17	01-542-49-62	Illinois National Insurance Company	Fiduciary Liability Vivint Solar, Inc. Vivint Solar Developer, LLC	$5,000,000 Aggregate
6/30/16 To 6/30/17	DON G23690068 002	Ace American Insurance Company	Crime Vivint Solar, Inc. Vivint Solar Developer, LLC

$5,000,000 Employee Theft

$5,000,000 Forgery or Alteration

$5,000,000 Theft of Money/Securities Inside Premises

$5,000,000 Robbery of Safe Burglary Inside Premises

$5,000,000 Theft Outside Premises

$5,000,000 Computer and Funds Transfer Fraud

$5,000,000 Money Orders and Counterfeit Money

$25,000 Deductible

Schedule 7.14-14

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

6/30/16 To 6/30/17	01-542-50-04	National Union Fire Insurance Company of Pittsburgh, PA	Employment Practices Liability Vivint Solar, Inc. Vivint Solar Developer, LLC	$5,000,000 Aggregate $250,000 Retention

Schedule 7.14-15

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Schedule 7.19

Brokers

None.

Schedule 7.19

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Schedule 7.22(a)

Portfolio Documents

A.Administrative Services Agreements

1.	Administrative Services Agreement, dated as of February 13, 2015, between Vivint Solar Provider, LLC and Vivint Solar Fund XI Project Company, LLC.
2.	Administrative Services Agreement, dated as of March 26, 2015, between Vivint Solar Provider, LLC and Vivint Solar Fund XIII Project Company, LLC.
3.	Administrative Services Agreement, dated as of June 1, 2015, among Vivint Solar Provider, LLC, Vivint Solar Fund XVI Lessor, LLC, and VS BC Solar Lessee I, LLC.
4.

Administrative Services Agreement, dated as of May 11, 2015, between Vivint Solar Provider, LLC and Vivint Solar Fund XVIII Project Company, LLC, as amended by the Amendment to Administrative Services Agreement, dated as of August 4, 2016.

B.Back-Up Servicing Agreement and Back-Up Servicing Agreement Addenda

1.

Master Backup Services Agreement, dated as of June 15, 2016, between Vivint Solar Provider, LLC and Wells Fargo Bank, National Association, as amended by that certain Amendment and Joinder Agreement, dated as of November 7, 2016, among Vivint Solar Provider, LLC, Wells Fargo Bank, National Association, and Vivint Solar Servicer, LLC.

2.	Covered Agreement Addendum No. 17, dated as of October 26, 2016, among Vivint Solar Fund XI Project Company, LLC, Vivint Solar Provider, LLC, and Wells Fargo Bank, National Association.
3.	Covered Agreement Addendum No. 14, dated as of August 4, 2016, among Vivint Solar Fund XIII Project Company, LLC, Vivint Solar Provider, LLC, and Wells Fargo Bank, National Association.
4.

Covered Agreement Addendum No. 16, dated as of January 5, 2017, among Vivint Solar Fund XVI Lessor, LLC, VS BC Solar Lessee I, LLC, Vivint Solar Provider, LLC, and Wells Fargo  Bank, National Association.

5.	Covered Agreement Addendum No. 13, dated as of August 4, 2016, among Vivint Solar Fund XVIII Project Company, LLC, Vivint Solar Provider, LLC, and Wells Fargo Bank, National Association.

Schedule 7.22(a)-1

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

C.Eligible SREC Contracts

1.	Master Renewable Energy Certificate Purchase and Sale Agreement, dated as of July 20, 2016, between DTE Energy Trading, Inc. and Vivint Solar SREC Financing, LLC.
2.

Transaction Confirmation, dated as of October 18, 2016, between DTE Energy Trading, Inc. and Vivint Solar SREC Financing, LLC, with a Trade Date of October 7, 2016, and Transaction Reference numbers 5975456, 5975457, 5975458, 5975463, 5975461, 5975462, 5975464, 5975468, 5975473, 5975475, 5975477, and 5975479.

3.	Guaranty Agreement, dated as of August 11, 2016, by DTE Energy Company in favor of Vivint Solar SREC Financing, LLC, as amended by Amendment No. 1 to Guaranty Agreement, dated as of October 14, 2016.
4.	Confirmation, dated as of July 19, 2016, between BP Energy Company and Vivint Solar SREC Financing, LLC (NJ: BP Ref. No. 167990 / Trade Id. – 5060636).
5.	Guaranty Agreement, dated as of July 20, 2016, made by BP Corporation North America Inc. in favor of Vivint Solar SREC Financing, LLC.
6.

Master Renewable Energy Certificate Purchase and Sale Agreement, dated as of December 17, 2015, between DTE Energy Trading, Inc. and Vivint Solar SREC Aggregator, LLC (as successor-in-interest to Vivint Solar Developer, LLC pursuant to the Assignment, Assumption, and Amendment Agreement (“DTE Amendment”), dated as of July 20, 2016, among Vivint Solar Developer, LLC, Vivint Solar SREC Aggregator, LLC, and DTE Energy Trading, Inc.).

7.

Transaction Confirmation, dated as of October 18, 2016, between DTE Energy Trading, Inc. and Vivint Solar SREC Aggregator, LLC, with a Trade Date of October 7, 2016 and Transaction Reference numbers 5975459, 5975460, 5975465, 5975466, 5975467, 5975469, 5975470, 5975471, 5975476, 5975478, 5975480, and 5975481.

8.	Guaranty Agreement, dated as of August 11, 2016, by DTE Energy Company in favor of Vivint Solar SREC Aggregator, LLC, as amended by Amendment No. 1 to Guaranty Agreement, dated as of October 14, 2016.
9.	Confirmation, dated as of July 19, 2016, between BP Energy Company and Vivint Solar SREC Aggregator, LLC (NJ: BP Ref. No. – 167989 / Trade Id. – 5060637).
10.	Guaranty Agreement, dated as of July 20, 2016, made by BP Corporation North America Inc. in favor of Vivint Solar SREC Aggregator, LLC.

D.Fund SREC Transfer Agreements

1.

REC Purchase Agreement, dated as of February 13, 2015, between Vivint Solar Fund XI Project Company, LLC and Vivint Solar SREC Guarantor III, LLC (as successor-in-interest to Vivint Solar Developer, LLC pursuant to the Assignment and

Schedule 7.22(a)-2

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Assumption Agreement, dated as of January 5, 2017, between Vivint Solar Developer, LLC and Vivint Solar SREC Guarantor III, LLC, and acknowledged by Vivint Solar Fund XI Project Company, LLC, Firstar Development, LLC, ***, Vivint Solar Fund XI Manager, LLC and the Collateral Agent) (collectively, the “Fund XI SREC Transfer Agreement”).

2.

REC Purchase Agreement, dated as of March 26, 2015, between Vivint Solar Fund XIII Project Company, LLC and Vivint Solar SREC Guarantor III, LLC (as successor-in-interest to Vivint Solar Developer, LLC pursuant to the Assignment and Assumption Agreement, dated as of January 5, 2017, between Vivint Solar Developer, LLC and Vivint Solar SREC Guarantor III, LLC, and acknowledged by Vivint Solar Fund XIII Project Company, LLC, ***, Vivint Solar Fund XIII Manager, LLC and the Collateral Agent) (collectively, the “Fund XIII SREC Transfer Agreement”).

3.

REC Purchase Agreement, dated as of January 5, 2017, between Vivint Solar Fund XVI Lessor, LLC and Vivint Solar SREC Guarantor III, LLC, and acknowledged and agreed by the Collateral Agent (the “Fund XVI SREC Transfer Agreement”).

4.

SREC Transfer Agreement, dated as of August 4, 2016, among Vivint Solar Fund XVIII Project Company, LLC and Vivint Solar SREC Guarantor III, LLC (as successor-in-interest to Vivint Solar Aggregator, LLC pursuant to the Assignment and Assumption Agreement, dated as of January 5, 2017, between Vivint Solar Aggregator, LLC and Vivint Solar SREC Guarantor III, LLC, and acknowledged by Vivint Solar Fund XVIII Project Company, LLC, *** and Vivint Solar Fund XVIII Manager, LLC), and acknowledged and agreed by ***, Vivint Solar Fund XVIII Manager, LLC and the Collateral Agent (collectively, the “Fund XVIII SREC Transfer Agreement”).

E.Maintenance Services Agreements

1.	Maintenance Services Agreement, dated as of February 13, 2015, between Vivint Solar Provider, LLC and Vivint Solar Fund XI Project Company, LLC.
2.	Maintenance Services Agreement, dated as of March 26, 2015, between Vivint Solar Provider, LLC and Vivint Solar Fund XIII Project Company, LLC.
3.	Maintenance Services Agreement, dated as of June 1, 2015, among Vivint Solar Provider, LLC, Vivint Solar Fund XVI Lessor, LLC and VS BC Solar Lessee I, LLC.
4.	Maintenance Services Agreement, dated as of May 11, 2015, between Vivint Solar Provider, LLC and Vivint Solar Fund XVIII Project Company, LLC.

F.Management Agreement

1.	Management Agreement, dated as of January 5, 2017, between Vivint Solar Financing III, LLC and Vivint Solar Provider, LLC.

Schedule 7.22(a)-3

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

G.Master Purchase Agreements

1.	Master Engineer, Procurement and Construction Agreement, dated as of February 13, 2015, between Vivint Solar Developer, LLC and Vivint Solar Fund XI Project Company, LLC.
2.

Master Engineer, Procurement and Construction Agreement, dated as of March 26, 2015, between Vivint Solar Developer, LLC and Vivint Solar Fund XIII Project Company, LLC, as amended by the First Amendment to Master Engineer, Procurement and Construction Agreement, dated as of June 24, 2015.

3.	Assignment, Assumption and Transfer Agreement, dated as of June 1, 2015, between Vivint Solar Developer, LLC and Vivint Solar Fund XVI Lessor, LLC.
4.	Master Solar Asset Sale Agreement, dated as of June 1, 2015, between Vivint Solar Developer, LLC and Vivint Solar Fund XVI Lessor, LLC.
5.

Master Engineering, Procurement and Construction Agreement, dated as of May 11, 2015, between Vivint Solar Developer, LLC and Vivint Solar Fund XVIII Project Company, LLC, as amended by Amendment No. 1, dated as of December 23, 2015, as further amended by Amendment No. 2, dated as of March 29, 2016, and as further amended by Amendment No. 3, dated as of October 14, 2016.

H.Sponsor Guaranties

1.	Guaranty, dated as of February 13, 2015, made by Vivint Solar, Inc. in favor of Firstar Development, LLC and ***.
2.	Guaranty, dated as of March 26, 2015, made by Vivint Solar, Inc. in favor of ***.
3.	Guaranty, dated as of June 1, 2015, made by Vivint Solar, Inc. in favor of VS BC Solar Lessee I, LLC.
4.	Tax Indemnity Agreement, dated as of June 1, 2015, among Vivint Solar, Inc., Barclays Capital Holdings Inc., Citicorp North America Inc. and VS BC Solar Lessee I, LLC.
5.	Guaranty, dated as of May 11, 2015, made by Vivint Solar, Inc. in favor of ***

I.SREC Aggregator Master PSA

1.	Master SREC Purchase and Sale Agreement, dated as of January 5, 2017, between Vivint Solar SREC Guarantor III, LLC and Vivint Solar SREC Aggregator, LLC.

J.SREC Financing Master PSA

1.	Master SREC Purchase and Sale Agreement, dated as of January 5, 2017, between Vivint Solar SREC Guarantor III, LLC and Vivint Solar SREC Financing, LLC.

Schedule 7.22(a)-4

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

K.Tax Equity Documents

For Administrative Services Agreements in respect of each Fund, please refer to Part A of this Schedule 7.22(a); for Back-up Servicing Agreements in respect of each Fund, please refer to Part B of this Schedule 7.22(a); for Fund SREC Transfer Agreements in respect of each Fund, please refer to Part D of this Schedule 7.22(a); for Maintenance Services Agreements in respect of each Fund, please refer to Part E of this Schedule 7.22(a); for Master Purchase Agreements and Project Transfer Agreements in respect of each Fund, please refer to Part G of this Schedule 7.22(a); and for Sponsor Guaranties in respect of each Fund, please refer to Part H of this Schedule 7.22(a).

a.Fund XI

1.

Limited Liability Company Agreement of Vivint Solar Fund XI Project Company, LLC, dated as of February 13, 2015, between Vivint Solar Fund XI Manager, LLC, *** and ***, as amended by the First Amendment to Limited Liability Company Agreement, dated as of May 7, 2015, and as further amended by the Second Amendment to Limited Liability Company Agreement, dated as of April 8, 2016,and as further amended by the Third Amendment to Limited Liability Company Agreement, dated as of May 13, 2016, and as further amended by Amendment No. 4 to Vivint Solar Fund XI Project Company LLC Limited Liability Company Agreement, dated as of October 26, 2016.

b.Fund XIII

1.

Limited Liability Company Agreement of Vivint Solar Fund XIII Project Company, LLC, dated as of March 26, 2015, between Vivint Solar Fund XIII Manager, LLC and ***, as amended by the First Amendment to Limited Liability Company Agreement, dated as of March 31, 2015, and as further amended by the Second Amendment to Limited Liability Company Agreement, dated as of June 24, 2015.

2.

Consent Agreement, dated as of July 13, 2016, among Vivint Solar Fund III Manager, LLC, Vivint Solar Fund XIII Manager, LLC, Vivint Solar Liberty Manager, LLC, Vivint Solar Margaux Manager, LLC, Vivint Solar Nicole Manager, LLC, Vivint Solar Developer, LLC and ***.

c.Fund XVI

1.	Limited Liability Company Agreement of Vivint Solar Fund XVI Lessor, LLC, dated as of June 1, 2015, among Vivint Solar Fund XVI Manager, LLC, Michelle A. Dreyer and James L. Grier.
2.	Limited Liability Company Agreement of VS BC Solar Lessee I, LLC, dated as of June 1, 2015, among Barclays Capital Holdings Inc. and Citicorp North America, Inc.
3.	Master Lease Agreement, dated as of June 1, 2015, between Vivint Solar Fund XVI Lessor, LLC and VS BC Solar Lessee I, LLC.

Schedule 7.22(a)-5

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

4.	Security Agreement, dated as of June 1, 2015, between VS BC Solar Lessee I, LLC, and Vivint Solar Fund XVI Lessor, LLC.
5.	Depositary Agreement, dated as of June 1, 2015, between VS BC Solar Lessee I, LLC and Vivint Solar Fund XVI Lessor, LLC, as amended by Amendment to Depositary Agreement, dated as of March 10, 2016.
6.	Deposit Account Control Agreement, dated as of June 1, 2015, among VS BC Solar Lessee I, LLC, Vivint Solar Fund XVI Lessor, LLC, and Zions First National Bank.
7.

Letter regarding Vivint Solar Fund XVI Master Lease Agreement, dated as of June 1, 2015, by Vivint Solar, Inc. to VS BC Solar Lessee I, LLC, Citicorp North America Inc., and Barclays Capital Holdings, Inc., concerning fees and expenses.

d.Fund XVIII

1.

Limited Liability Company Agreement of Vivint Solar Fund XVIII Project Company, LLC, dated as of May 11, 2015, between Vivint Solar Fund XVIII Manager, LLC and ***, as amended by Amendment No. 1 to Vivint Solar Fund XVIII Project Company LLC Limited Liability Company Agreement, dated as of  December 9, 2015, as further amended by Amendment No. 2 to Vivint Solar Fund XVIII Project Company LLC Limited Liability Company Agreement, dated as of March 29, 2016, as further amended by Amendment No. 3, dated as of May 24, 2016, as further amended by Amendment No. 4 to Vivint Solar Fund XVIII Project Company LLC Limited Liability Company Agreement, dated as of August 4, 2016, and as further amended by Amendment No. 5 to Vivint Solar Fund XVIII Project Company LLC Limited Liability Company Agreement, dated as of October 17, 2016.

L.Tax Equity Consents and Notices

1.

Consent Agreement (Fund XI Operating Agreement), dated as of January 5, 2017, among Vivint Solar Financing III, LLC, Vivint Solar Fund XI Manager, LLC, Wells Fargo Bank, National Association, as Collateral Agent, *** and ***.

2.

Consent Agreement (Fund XIII Operating Agreement), dated as of January 5, 2017, among Vivint Solar Financing III, LLC, Vivint Solar Fund XIII Manager, LLC, Wells Fargo Bank, National Association, as Collateral Agent and ***.

3.

Estoppel Certificate, dated as of January 5, 2017, among Vivint Solar, Inc. to VS BC Solar Lessee I, LLC, Vivint Solar, Inc., Vivint Solar Fund XVI Lessor, LLC, and Wells Fargo Bank, N.A., as Collateral Agent.

4.

Consent and Agreement, dated as of January 5, 2017, among Vivint Solar Financing III, LLC, Vivint Solar Fund XVIII Manager, LLC, Vivint Solar Fund XVIII Project Company, LLC, Wells Fargo Bank, National Association, as Collateral Agent and ***

Schedule 7.22(a)-6

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Schedule 7.22(e)

Portfolio Document Exceptions

None.

Schedule 7.22(e)

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Schedule 7.22(q)

Project States

1.	Arizona
2.	California
3.	Connecticut
4.	Hawaii
5.	Maryland
6.	Massachusetts
7.	New Jersey
8.	New Mexico
9.	New York
10.	Pennsylvania
11.	South Carolina
12.	Utah

Schedule 7.22(q)

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Exhibit A

Form of Note

FORM OF NOTE

No. [_____]

New York, New York

[___________], 20[__]

For value received, the undersigned, VIVINT SOLAR FINANCING III, LLC, a Delaware limited liability company (“Borrower”), unconditionally promises to pay to [_______________], or its permitted assigns (the “Lender”), the principal amount of [__________________ DOLLARS ($__________)], or if less, the aggregate unpaid and outstanding principal amount of this Note advanced by the Lender to Borrower pursuant to that certain Fixed Rate Loan Agreement, dated as of January 5, 2017 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), among Borrower, the financial institutions as Lenders from time to time party thereto and Wells Fargo Bank, National Association, as administrative agent (the “Administrative Agent”), and all other amounts owed by Borrower to the Lender hereunder.

Payments of principal of, and interest on, this Note and any Make Whole Amount are to be made to the Administrative Agent, for the account of the Lender, in lawful money of the United States of America.

This is one of the Notes referred to in Section 2.02 (Notes) of the Loan Agreement and is entitled to the benefits thereof and is subject to all terms, provisions and conditions thereof. Capitalized terms used and not defined herein shall have the meanings set forth in Section 1.01 (Definitions) of the Loan Agreement.

This Note is made in connection with and is secured by, among other instruments, the provisions of the Collateral Documents. Reference is hereby made to the Loan Agreement and the Collateral Documents for the provisions, among others, with respect to the custody and application of the Collateral, the nature and extent of the security provided thereunder, the rights, duties and obligations of Borrower and the rights of the holder of this Note.

The principal amount hereof is payable in accordance with the Loan Agreement, and such principal amount may be prepaid along with any Make Whole Amount, where applicable, solely in accordance with the Loan Agreement.

Borrower authorizes the Lender to record on the schedule annexed to this Note the date and amount of each Loan made by the Lender and each payment or prepayment of principal thereunder and agrees that all such notations shall constitute prima facie evidence of the accuracy of the matters noted. Borrower further authorizes the Lender to attach to and make a part of this Note continuations of the schedule attached thereto as necessary. No failure to make any such notations, nor any errors in making any such notations, shall affect the validity of Borrower’s obligations to repay the full unpaid principal amount of the Loans.

Borrower further agrees to pay, in lawful money of the United States of America and in immediately available funds, interest from the date hereof on the unpaid and outstanding principal amount hereof until such unpaid and outstanding principal amount shall become due and payable (whether at stated maturity, by acceleration or otherwise) at the rates of interest and at the times set forth in the Loan Agreement, and Borrower agrees to pay any Make Whole

Exhibit A-1

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Amount, other fees and costs as stated in the Loan Agreement at the times specified in, and otherwise in accordance with, the Loan Agreement.

If any payment due on this Note becomes due and payable on a date which is not a Business Day, such payment shall be made on the next succeeding Business Day, in accordance with the Loan Agreement.

Upon the occurrence of any one or more Events of Default, all amounts then remaining unpaid on this Note, along with any Make-Whole Amount determined in respect of such amounts, may become or be declared to be immediately due and payable as provided in the Loan Agreement and other Loan Documents, without notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor, or notices or demands of any kind, all of which are expressly waived by Borrower.

Borrower agrees to pay all costs and expenses, including without limitation reasonable attorneys’ fees, incurred in connection with the interpretation or enforcement of this Note, at the times specified in, and otherwise in accordance with, the Loan Agreement.

Except as permitted by the Loan Agreement, this Note or the indebtedness evidenced hereby may not be assigned by Lender to any other Person. Transfer of this Note may be effected only by a surrender of the Note by Lender and either reissuance of the Note or issuance of a new Note by the Borrower to the new lender.

THIS NOTE SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CONFLICTS OF LAWS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Exhibit A-2

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

VIVINT SOLAR FINANCING III, LLC,

a Delaware limited liability company

By:________________________

Name:

Title:

Exhibit A-3

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Date	Advance	Prepayment or Repayment	Outstanding Balance

Exhibit A-4

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Exhibit B

Form of Notice of Borrowing

[LETTERHEAD OF BORROWER]

NOTICE OF BORROWING

January [  ], 2017

***

Attention: ***

E-mail: ***

Re:Vivint Solar Financing III, LLC

Ladies and Gentlemen:

This Notice of Borrowing (this “Notice of Borrowing”) is delivered to you pursuant to Section 2.01(b) (Conditions and Funding) of that certain Fixed Rate Loan Agreement, dated as of January 5, 2017 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), among Vivint Solar Financing III, LLC, a Delaware limited liability company (the “Borrower”), the financial institutions as Lenders from time to time party thereto (each individually a “Lender” and, collectively, the “Lenders”) and Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, and together with its successors and permitted assigns, the “Administrative Agent”).  Capitalized terms used herein and not otherwise defined herein have the meanings given to them in the Loan Agreement.

The Borrower hereby gives irrevocable notice to the Administrative Agent, pursuant to Section 2.01(b) (Conditions and Funding) of the Loan Agreement, that the undersigned Authorized Officer hereby requests a Loan under the Loan Agreement on behalf of the Borrower.

In connection with such request, the undersigned Authorized Officer certifies that such person is an Authorized Officer and sets forth below the following information as required by Section 2.01 (Conditions and Funding) of the Loan Agreement:

(1)

The aggregate amount of the requested Loans is $__________, which, when taken together with all other Loans made under Section 2.01(b) (Conditions and Funding) of the Loan Agreement, does not exceed the total aggregate Commitments of all Lenders on the Closing Date.

(2)	The proposed Closing Date is __________, which day is a Business Day not earlier than three (3) Business Days following the date hereof.
(3)	The proceeds of the Loans shall be disbursed in accordance with the Closing Date Funds Flow Memorandum attached hereto as Annex 1.

The undersigned certifies as of the date hereof on behalf of the Borrower and not in such person’s individual capacity that, contemporaneously with the borrowing of the Loans, all of the conditions precedent set forth in Section 6.01 (Conditions of Borrowing) of the Loan Agreement will be satisfied or waived in accordance with the terms of the Loan Agreement.

Delivery of an executed counterpart of this Notice of Borrowing by telephonic, facsimile or other electronic means will be effective as delivery of any original executed counterpart of this Notice of Borrowing.

[remainder of page intentionally blank]

Exhibit B-1

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

IN WITNESS WHEREOF, the Borrower has caused this Notice of Borrowing to be duly executed and delivered as of the date first written above.

BORROWER

VIVINT SOLAR FINANCING III, LLC

By:

Name:

Title:

Exhibit B-2

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Annex 1 to Notice of Borrowing

Closing Date Funds Flow Memorandum

[To be attached.]

Exhibit B-3

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Exhibit C

Form of Collateral Agency Agreement

[To be attached.]

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Execution Version

COLLATERAL AGENCY AGREEMENT

among

WELLS FARGO BANK, NATIONAL ASSOCIATION,
in its capacity as Collateral Agent,

WELLS FARGO BANK, NATIONAL ASSOCIATION,
in its capacity as Administrative Agent,

and

Vivint Solar Financing III, LLC,
as the Borrower

Dated as of January 5, 2017

Exhibit C

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Exhibit C-i

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

(Continued)

Page

5.07	Effectiveness	23
5.08	Entire Agreement	23
5.09	Severability	23
5.10	Conflict with Other Agreements	23
5.11	Governing Law; Submission to Jurisdiction; Venue; Waiver of Jury Trial	23
5.12	Termination	23
5.13	Reinstatement	23
5.14	Attorney-In-Fact	24
5.15	Filing Fees, Excise Taxes, Etc	24
5.16	USA Patriot Act	24

Exhibit C-ii

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

COLLATERAL AGENCY AGREEMENT (this “Agreement”), dated as of January 5, 2017, is among VIVINT SOLAR FINANCING III, LLC, a limited liability company organized under the laws of the State of Delaware (the “Borrower”), Wells Fargo Bank, National Association, in its capacity as Administrative Agent (together with its successors in such capacity, the “Administrative Agent”), and Wells Fargo Bank, National Association in its capacity as Collateral Agent (together with its successors in such capacity, the “Collateral Agent”).

RECITALS

WHEREAS, the Borrower, the financial institutions as lenders from time to time party thereto (each individually a “Lender” and, collectively, the “Lenders”) and the Administrative Agent have entered into a Fixed Rate Loan Agreement dated as of the date hereof (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), providing for extensions of credit to the Borrower as contemplated therein;

WHEREAS, in order to secure their obligations under the Loan Documents, the Borrower has entered into a Borrower Collateral Agreement with the Collateral Agent, and the other Loan Parties have entered into Collateral Documents with the Collateral Agent, pursuant to which, among other things, the Loan Parties have granted a Lien to the Collateral Agent for the benefit of the Secured Parties in the Collateral, including the Collateral Accounts; and

WHEREAS, the parties hereto desire to set forth in this Agreement, among other things, certain provisions with respect to the appointment of the Collateral Agent, including the method of voting and decision making for the Secured Parties and the application of proceeds upon enforcement following an Event of Default;

NOW, THEREFORE, in consideration of the foregoing and other good and valid consideration, the receipt and adequacy of which are hereby expressly acknowledged, each of the parties signatory hereto hereby agree as follows:

Article I
DEFINITIONS AND OTHER MATTERS

Definitions

.  Unless otherwise defined herein, terms defined in Section 1.01 (Definitions) of the Loan Agreement are used herein (including the introductory paragraph and recitals of this Agreement) as defined therein.  In addition, for purposes of this Agreement, the following terms shall have the following meanings:

“Administrative Agent” has the meaning assigned to such term in the introductory paragraph hereof.

“Administrative Costs” means all of the Borrower’s obligations to pay administrative fees, costs and expenses, including Agency Fees and Agency Expenses, indemnity payments and attorney costs and disbursements, to any Agent as provided under the Loan Documents.

“Agents” means the “Agents” as defined pursuant to the Loan Agreement.

“Agreement” has the meaning assigned to such term in the introductory paragraph hereof.

“Bankruptcy Code” means the United States Bankruptcy Reform Act of 1978, as amended.

“Borrower” has the meaning assigned to such term in the introductory paragraph hereof.

“Collateral Accounts” has the meaning set out in Section 2.02(a) of the Depositary Agreement.

“Collateral Agent” has the meaning assigned to such term in the introductory paragraph hereof.

Exhibit C-1

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

“Collateral Documents” has the meaning set out in the Loan Agreement.

“Debt Termination Date” means the date on which the Collateral Agent notifies the Depositary Agent in writing that that the “Debt Termination Date” (as defined in the Loan Agreement) has occurred.

“Default” means the occurrence and continuation of a “Default” (or equivalent) under, and as defined in, any Loan Document.

“Depositary Agent” means Wells Fargo Bank, National Association, in its capacity as Depositary Agent under the Depositary Agreement.

“Depositary Agreement” means that certain Depositary Agreement, dated as of the date hereof, by and among the Administrative Agent, the Collateral Agent, the Borrower, the Guarantors and the Depositary Agent.

“DIP Financing” has the meaning given to such term in Section 3.06.

“Event of Default” means the occurrence and continuation of an “Event of Default” (or equivalent) under, and as defined in, any Loan Document.

“Foreclosure Action” means the commencement of any action by the Collateral Agent or any assignee or designee of the Collateral Agent, acting pursuant to a Remedies Direction, to (i) foreclose upon the assets and properties of any Loan Parties and/or SREC Seller Parties or (ii) otherwise exercise remedies to acquire or transfer (or to cause any assignee or designee to acquire or transfer) ownership of any of the Membership Interests or any other Collateral owned by any Loan Party and/or SREC Seller Party, by assignment in lieu of foreclosure or otherwise, in each case following an Event of Default of which the Collateral Agent has been notified in writing by the Administrative Agent or the Majority Lenders.

“Loan Agreement” has the meaning assigned to such term in the recitals hereto.

“Loan Documents” means, collectively, any agreement, certificate, document or instrument constituting a “Loan Document” under the Loan Agreement.

“Majority Lenders” has the meaning set out in the Loan Agreement.

“Modification” and “Modify” mean, with respect to any Loan Document, any amendment, supplement, Waiver or other modification of the terms and provisions thereof.

“Notice of Default” has the meaning assigned to such term in Section 3.01.

“Notice of SREC Pledge Trigger Event” has the meaning assigned to such term in Section 3.07.

“Obligations” shall have the meaning given to such term in the Loan Agreement.

“Remedies Direction” has the meaning assigned to such term in Section 3.02(a).

“Secured Obligation” means the “Obligations” under and as defined in the Loan Agreement.

“Secured Parties” means, collectively, the Lenders and the Agents.

“SREC Foreclosure Action” means the commencement of any action by the Collateral Agent (at the written instruction of the Majority Lenders) or any assignee or designee of the Collateral Agent, acting pursuant to a SREC Pledge Remedies Direction, to (i) foreclose upon the assets and properties of any SREC Seller Parties or (ii) otherwise exercise remedies to acquire or transfer (or to cause any assignee or designee to acquire or transfer) ownership of any of Collateral owned by any SREC Seller Party, by assignment in lieu of foreclosure or otherwise, in each case following a SREC Pledge Trigger Event of which the Collateral Agent has been notified in writing by the Administrative Agent or the Majority Lenders.

“SREC Pledge Remedies Direction” has the meaning assigned to such term in Section 3.08(a).

Exhibit C-2

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

“SREC Pledge Trigger Event” has the meaning given to the term “Pledge Trigger Event” in the SREC Security Agreement.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York.

“Waiver” means, with respect to any particular conduct, event or other circumstance, any change to an obligation of any Person under any Loan Document requiring the consent of one or more Secured Parties, which consent has the effect of excusing performance of or compliance with such obligation, or any Default or Event of Default with respect thereto to the extent relating to such conduct, event or circumstance; provided, however, that any Waiver shall be limited in time and substance solely to the particular conduct, event or circumstance and shall not purport, directly or indirectly, to alter or otherwise modify the relevant obligation with respect to future occurrences of the same conduct, event or circumstance.

1.02Interpretation.

Principles of Construction.  The principles of construction and interpretation set forth in Sections 1.02 (Accounting Terms and Determinations), 1.03 (Time of Day) and 1.04 (Rules of Construction) of the Loan Agreement shall apply to this Agreement as if set forth herein, mutatis mutandis.

1.03Uniform Commercial Code

.  All terms defined in the UCC shall have the respective meanings given to those terms in the UCC, except where the context otherwise requires.

Article II
PROVISIONS APPLICABLE TO COLLATERAL ACCOUNTS

2.01Event of Default, Etc.

Notwithstanding any provision of this Agreement to the contrary, (a) upon the occurrence and during the continuation of any Event of Default, the Collateral Agent shall, if instructed in writing to do so by the Majority Lenders, instruct the Depositary Agent not to release, withdraw, distribute, transfer or otherwise make available any funds in or from any of the Accounts, and to take such action or refrain from taking such action as the Collateral Agent shall determine and, upon receipt thereof, the Depositary Agent shall comply with such instructions until the Depositary Agent has received written notice from the Borrower (countersigned by the Collateral Agent (at the written instruction of the Majority Lenders)) that such Event of Default no longer exists due to it having been waived, cured or no longer existing, or having been deemed waived, in accordance with the terms of the relevant Loan Documents, (b) upon the occurrence and during the continuation of any Event of Default, and at the written direction of the Majority Lenders pursuant to a Remedies Direction, the Collateral Agent shall have the right to exercise such remedies as are then available to it, including the transfer of all or any part of the funds in the Collateral Accounts to any of the other Collateral Accounts or, pursuant to Section 2.02, to the payment of the Obligations then due and payable as provided in such Remedies Direction (c) upon the occurrence and during the continuation of any SREC Pledge Trigger Event, and at the written direction of the Majority Lenders pursuant to a SREC Pledge Remedies Direction, the Collateral Agent shall have the right to exercise such

Exhibit C-3

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

remedies as are then available to it pursuant to the SREC Security Agreement, including as contemplated under Section 3.08.

2.02Distribution of Collateral Proceeds.

(a)

Priority of Payments.  Following receipt of a Remedies Direction by the Collateral Agent from the Majority Lenders pursuant to Section 3.02(a) in connection with the sale, disposition or other realization, collection or recovery of any amounts in the Collateral Accounts or any other Collateral (or any portion thereof) for the payment of the Obligations, the Collateral Agent shall apply the proceeds of such sale, disposition, or other realization, collection or recovery toward the payment of the Obligations in the following order of priority (and without duplication):

(i)	first, to any Administrative Costs then due and payable to the Agents under any Loan Document pro rata based on such respective amounts then due to such Persons;
(ii)

second, to the Administrative Agent, for the account of the Lenders entitled thereto, the amount of all accrued but unpaid interest (other than any interest on any overdue amount which has accrued at the Post-Default Rate) owed to the relevant Lenders on the Obligations (or to the applicable Agent on their behalf), pro rata based on such respective amounts then due to such Lenders;

(iii)

third, to the Administrative Agent, for the account of the Lenders entitled thereto, the amount of all unpaid principal of the Loans then due and payable to the relevant Lenders, pro rata based on such respective amounts then due to such Lenders;

(iv)

fourth, to the Administrative Agent, for the account of the Lenders entitled thereto, an amount equal to any other accrued but unpaid Obligations (including any unpaid Make-Whole Amount, fees, costs, charges and expenses) then due and payable to the Lenders under any Loan Document pro rata based on such respective amounts then due to such Lenders (in each case, other than any interest on any overdue amount which has accrued at the Post-Default Rate);

(v)

fifth, to the Administrative Agent, for the account of the Lenders entitled thereto, the amount of all accrued but unpaid interest on any overdue amount which has accrued at the Post-Default Rate then due and payable to the Lenders under any Loan Document pro rata based on such respective amounts then due to such Lenders; and

(vi)	sixth, after final payment in full of all Obligations and upon the Debt Termination Date, in accordance with Section 2.03.
(b)	Borrower Remains Liable for Deficiency. It is understood that the Borrower and each Guarantor shall remain liable to the extent of any deficiency between the amount of

Exhibit C-4

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

the proceeds of the amounts in Collateral Accounts and any other Collateral and the aggregate of the sums referred to in clauses (i) through (iv) of clause (a) above.

2.03Termination of Collateral Accounts

. The Borrower irrevocably directs the Collateral Agent that, on the Debt Termination Date, all remaining funds in each Collateral Account shall be remitted at the direction of the Borrower or as otherwise required to be applied by law and the Collateral Accounts shall be closed.

Article III
DEFAULTS AND REMEDIES

3.01Notice of Defaults

.  Promptly after (a) any Secured Party (other than any Agent) obtains knowledge of or (b) a Responsible Officer of an Agent receives written notice or has actual knowledge of, in each case, the occurrence of any Default or Event of Default under any Loan Document to which it is a party, such Secured Party shall notify the Agents in writing thereof (a “Notice of Default”).  Each such Notice of Default shall specifically refer to this Section 3.01 and shall describe such Default or Event of Default in reasonable detail (including the date of occurrence).  Upon receipt by the Agents of any such notice, the Agents shall promptly send copies thereof to each Secured Party and the Borrower. Notwithstanding the above, the failure by any Secured Party to provide any notice contemplated by this Section 3.01 shall not in any way affect the right of such Secured Party to enforce its rights in connection with any Event of Default.

3.02Exercise of Remedies.

(a)

If an Event of Default shall have occurred and be continuing, the Collateral Agent (at the written direction of the Majority Lenders, on behalf of the Secured Parties) shall be permitted and authorized to take such actions as are specified by such Majority Lenders, including any and all actions (and the exercise of any and all rights, remedies and options) which any Secured Party or any Agent may have under the Loan Documents or under Law, either through itself or a special purpose entity, including the ability to cure any Event of Default, to exercise the right to credit bid the Loans at any sale of the Collateral, whether under any bankruptcy law or in foreclosure of the Liens granted to Collateral Agent for the benefit of the Secured Parties, or, so long as some or all of the Obligations are then due and payable, to foreclose on the Liens granted under the Collateral Documents and exercise the right of such Agent to sell the Collateral or any part thereof (or accept a deed in lieu of foreclosure) and sell, lease or otherwise realize upon the other property mortgaged, pledged and assigned to the Collateral Agent under the Collateral Documents (any such written request from the Majority Lenders, a “Remedies Direction”).  No Secured Party shall have any right to direct any Agent to take any action in respect of the Collateral other than in accordance with the terms hereof.  The Collateral is vested in and held by the Collateral Agent or its agent (for the benefit of the Secured Parties) and only the Collateral Agent, acting on the written instructions of the Majority Lenders, has the right to take actions (and exercise rights, remedies and options) with respect to the Collateral.

Exhibit C-5

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Notwithstanding the foregoing or anything to the contrary contained in this Agreement, nothing herein shall preclude any Secured Party from enforcing (or refraining to enforce) the provisions of its Loan Document in respect of the property, assets or other rights described in Section 4.03, and no such action (or inaction) shall require the consent or approval of (or notification to) any Person other than such Secured Party.

If the Collateral Agent receives a Remedies Direction directing the Collateral Agent to commence a Foreclosure Action, the Collateral Agent shall notify each other Secured Party of such Remedies Direction.

(b)

Any action (including any Foreclosure Action) which has been requested pursuant to a Remedies Direction may be modified, supplemented, terminated and/or countermanded if the Collateral Agent shall have received either (i) a written revocation notice from the Majority Lenders or (ii) a written notice from the Majority Lenders which contains different or supplemental directions with respect to such action.

(c)

At the direction of the Majority Lenders pursuant to a Remedies Direction, the Collateral Agent shall seek to enforce the Collateral Documents and to realize upon the Collateral and, in the case of any Event of Default under Section 10.01(e) (Involuntary Bankruptcy; Appointment of Receiver, etc.) or Section 10.01(f) (Voluntary Bankruptcy; Appointment of Receiver, etc.) of the Loan Agreement in respect of any Loan Party of which the Collateral Agent has been notified in writing by the Administrative Agent (to the extent a Responsible Officer of the Administrative Agent has actual knowledge or written notice thereof), to seek to enforce the claims of the Secured Parties under the Loan Documents in respect thereof; provided, however, that the Collateral Agent shall not be obligated to follow any Remedies Direction as to which the Collateral Agent has received a written opinion of counsel to the effect that such Remedies Direction is in conflict with any provisions of Law, this Agreement or any other Loan Document or any order of any court or Governmental Authority.  The Collateral Agent shall not, under any circumstances, be liable to any other Secured Party or any other Person for following the written directions of the Majority Lenders.

3.03Bankruptcy Default

.  Notwithstanding any provision to the contrary in this Agreement, upon the occurrence of an Event of Default under Section 10.01(e) (Involuntary Bankruptcy; Appointment of Receiver, etc.) or Section 10.01(f) (Voluntary Bankruptcy; Appointment of Receiver, etc.) of the Loan Agreement in respect of any Loan Party, (a) the unutilized Commitments shall forthwith terminate immediately and (b) all principal of and accrued interest in respect of the Obligations of each Secured Party shall be immediately due and payable without presentment, demand, protest or notice of any kind whatsoever, in each case as provided in Section 10.02(a) (Acceleration and Remedies) of the Loan Agreement.

3.04Allocation of Collateral Proceeds

Exhibit C-6

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

.  Upon the acceleration of the Obligations and the instruction to the Collateral Agent in accordance with Section 2.02, the proceeds of any collection, recovery, receipt, appropriation, realization or sale of any or all of the Collateral or the enforcement of any Collateral Document shall be applied in accordance with Section 2.02.

3.05Restrictions on Enforcement of Liens

.  Until the Debt Termination Date, except to the extent directed or consented to in writing by the Majority Lenders, no Secured Party will:

(a)

oppose or otherwise contest (or support any other Person in contesting) any motion for relief from the automatic stay or for any injunction against foreclosure or enforcement of Liens granted to the Collateral Agent, for the benefit of the Secured Parties, made by the Collateral Agent, acting at the written direction of, or as consented to in writing by, the Majority Lenders, in any insolvency or liquidation proceeding of the Borrower; or

(b)

oppose or otherwise contest (or support any other Person in contesting) any lawful exercise by the Collateral Agent, acting at the written direction of, or as consented to in writing by, the Majority Lenders, of the right to credit bid the Obligations at any sale in foreclosure of the Liens granted to the Collateral Agent, for the benefit of the Secured Parties, and the Administrative Agent (on behalf of the applicable Secured Parties);

provided, however, that notwithstanding anything to the contrary stated in this Agreement, during the occurrence of an Event of Default under Section 10.01(e) (Involuntary Bankruptcy; Appointment of Receiver, etc.) or Section 10.01(f) (Voluntary Bankruptcy; Appointment of Receiver, etc.) of the Loan Agreement in respect of any Loan Party of which it has been notified in writing by the Administrative Agent: (A) the Collateral Agent may but shall not be obligated to take such actions as it deems desirable to create, prove, preserve or protect the Liens upon any Collateral; (B) nothing in this Agreement shall be construed to prevent or impair the rights of any Secured Party to enforce this Agreement, and (C) except for actions that are expressly prohibited by the terms of this Agreement, any holder of Obligations and any Secured Party may take any actions and exercise any and all rights that would be available to a holder of unsecured claims (including (I) the commencement of an insolvency or liquidation proceeding against the Borrower in accordance with Law, (II) the acceleration of the Obligations under and in accordance with (to the extent not automatically accelerated under) the relevant Loan Document, and (III) the termination of any agreement by the holder of any Obligation in accordance with the terms thereof).

3.06Insolvency or Liquidation Proceedings

.  Prior to the Debt Termination Date, if the Borrower shall be subject to any insolvency or liquidation proceeding and the Collateral Agent (acting at the written direction of the Majority Lenders) shall desire to consent to the use of “Cash Collateral” (as such term is defined in Section 363(a) of the Bankruptcy Code), with respect to any Collateral, or to the Borrower obtaining financing, whether from the Secured Parties or any other Person under Section 364 of the Bankruptcy Code or any similar bankruptcy law (“DIP Financing”), then each Secured Party agrees that it will raise no objection to such Cash Collateral use or DIP Financing and will not request

Exhibit C-7

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

additional protection or any other relief in connection therewith; provided that each Secured Party retains the right to object to any ancillary agreements or arrangements regarding the DIP Financing that are materially prejudicial to its interests (unless such ancillary agreements or arrangements, including any adequate protection orders, are equally materially prejudicial to all Secured Parties, in which case there shall be no independent right of a Secured Party to object).  Each Secured Party further agrees that it will raise no objection or oppose a motion to sell or otherwise dispose of any Collateral free and clear of its Liens or other claims under Section 363 of the Bankruptcy Code if Collateral Agent (acting at the written direction of the Majority Lenders) has consented to such sale or disposition of such assets, and such motion does not impair the rights of any Secured Party under Section 363(k) of the Bankruptcy Code.

3.07Notice of SREC Pledge Trigger Event

.  Promptly after (i) any Secured Party (other than any Agent) obtains knowledge of or (ii) a Responsible Officer of an Agent receives written notice or has actual knowledge of, in each case, the occurrence of any SREC Pledge Trigger Event, such Secured Party shall notify the Agents in writing thereof (a “Notice of SREC Pledge Trigger Event”).  Each such Notice of SREC Pledge Trigger Event shall specifically refer to this Section 3.07 and shall describe such SREC Pledge Trigger Event in reasonable detail (including the date of occurrence).  Upon receipt by the Agents of any such notice, the Agents shall promptly send copies thereof to each Secured Party and the Borrower. Notwithstanding the above, the failure by any Secured Party to provide any notice contemplated by this Section 3.07 shall not in any way affect the right of such Secured Party to enforce its rights in connection with any SREC Pledge Trigger Event.  Notwithstanding any other provision in the Loan Documents, if a SREC Pledge Trigger Event is also an Event of Default, no Person shall be required to provide any additional notification of a SREC Pledge Trigger Event and the provisions that apply in respect of Events of Default shall prevail over the provisions applying in respect of SREC Pledge Trigger Events to the extent of any inconsistency.

3.08Exercise of SREC Pledge Remedies.

(a)

If a SREC Pledge Trigger Event shall have occurred and be continuing, the Collateral Agent (at the written direction of the Majority Lenders, on behalf of the Secured Parties) shall be permitted and authorized to take such actions as are specified by such Majority Lenders, including any and all actions (and the exercise of any and all rights, remedies and options) which any Secured Party or any Agent may have under the SREC Security Agreement, the other Loan Documents or under Law, either through itself or a special purpose entity, including the ability to cure any SREC Pledge Trigger Event, to commence and prosecute any claim, suit, action or proceeding at law or in equity in any court of competent jurisdiction against any Eligible SREC Counterparty, to apply the proceeds of any enforcement of the Collateral under the SREC Security Agreement to the mandatory prepayment contemplated under Section 3.04(f) (Eligible REC Contract Claim Proceeds) of the Loan Agreement, or, so long as some or all of the Obligations are then due and payable, to foreclose on the Liens granted under the SREC Security Agreement and exercise the right of such Agent to sell the Collateral or any part thereof (or accept a deed in lieu of foreclosure) and sell, lease or otherwise realize upon the other property mortgaged, pledged and assigned to

Exhibit C-8

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

the Collateral Agent under the SREC Security Agreement (any such written request from the Majority Lenders, a “SREC Pledge Remedies Direction”).

If the Collateral Agent receives a SREC Pledge Remedies Direction directing the Collateral Agent to commence a SREC Foreclosure Action, the Collateral Agent shall notify each other Secured Party of such SREC Pledge Remedies Direction.

(b)

Any action (including any SREC Foreclosure Action) which has been requested pursuant to a Remedies Direction may be modified, supplemented, terminated and/or countermanded if the Collateral Agent shall have received either (i) a written revocation notice from the Majority Lenders or (ii) a written notice from the Majority Lenders which contains different or supplemental directions with respect to such action.

(c)

At the direction of the Majority Lenders pursuant to a SREC Pledge Remedies Direction, the Collateral Agent shall seek to enforce the SREC Security Agreement and to realize upon the applicable Collateral and, in the case of any Event of Default under Section 10.01(e) (Involuntary Bankruptcy; Appointment of Receiver, etc.) or Section 10.01(f) (Voluntary Bankruptcy; Appointment of Receiver, etc.) of the Loan Agreement in respect of any SREC Seller Party of which the Collateral Agent has been notified in writing by the Administrative Agent (to the extent a Responsible Officer of the Administrative Agent has actual knowledge or written notice thereof), to seek to enforce the claims of the Secured Parties under the Loan Documents in respect thereof; provided, however, that the Collateral Agent shall not be obligated to follow any SREC Remedies Direction as to which the Collateral Agent has received a written opinion of counsel to the effect that such SREC Remedies Direction is in conflict with any provisions of Law, this Agreement or any other Loan Document or any order of any court or Governmental Authority.  The Collateral Agent shall not, under any circumstances, be liable to any other Secured Party or any other Person for following the written directions of the Majority Lenders.

3.09Notice of Amounts Owed

.  If the Majority Lenders pursuant to a Remedies Direction instruct in writing the Collateral Agent or any other Person holding any Collateral on behalf of the Secured Parties to proceed to foreclose upon, collect, sell or otherwise dispose of or take any other action with respect to any or all of the Collateral or to enforce any remedy under any other Loan Document, then upon the request of the Collateral Agent, each Secured Party shall promptly notify the Collateral Agent in writing (with a copy to the Administrative Agent), as of any time that the Collateral Agent may reasonably specify in such request, of (a) the aggregate amount of the respective Obligations owing to the Secured Party and (b) such other information as the Collateral Agent may reasonably request.

Article IV
COLLATERAL AGENT

4.01Appointment

Exhibit C-9

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

.  Wells Fargo Bank, National Association is hereby appointed by the Administrative Agent (on behalf of itself and the Lenders, which also made such appointment in Section 11.01 (Appointment, Powers and Immunities) of the Loan Agreement) to act as Collateral Agent and the Collateral Agent is authorized to exercise such rights, powers, authorities and discretions as are specifically delegated to the Collateral Agent, by the terms of this Agreement and the other Loan Documents, together with all such rights, powers, authorities and discretions as are reasonably incidental thereto; provided, however, the Administrative Agent shall have no liability with respect to such appointment.  By its signature below Wells Fargo Bank, National Association (or any successor thereto pursuant to this Article VIII) accepts such appointment.  As directed by the Majority Lenders, the Collateral Agent shall execute additional Collateral Documents delivered to it after the date of this Agreement; provided, however, that such additional Collateral Documents do not adversely affect the rights, privileges, benefits and immunities of the Collateral Agent.  The Collateral Agent will not otherwise be bound by, or be held obligated by, the provisions of any Loan Agreement, indenture, cash management agreement or other agreement governing Obligations (other than this Agreement and the other Loan Documents to which it is a party).  The Borrower hereby consents to such appointment of the Collateral Agent and agrees to pay to the Collateral Agent the amounts set forth in the Agency Fee Letter.

4.02Duties and Responsibilities

.  The Collateral Agent shall not have any fiduciary duties or responsibilities except those expressly set forth in this Agreement or in the other Transaction Documents to which it is a party, and no implied covenants or obligations shall be read into this Agreement or the other Transaction Documents against the Collateral Agent.  The Collateral Agent shall not be liable or responsible except for the performance of such expressed duties as are specifically set forth herein or in the other Transaction Documents to which it is a party.  The Collateral Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Collateral Agent is required to exercise in writing by the Majority Lenders.  As to any matter not expressly provided for by this Agreement or the other Loan Documents, the Collateral Agent will act or refrain from acting as directed by the Majority Lenders and will be fully protected if it does so, and any action taken, suffered or omitted pursuant to hereto or thereto shall be binding on the holders of Obligations.  Except as expressly set forth herein and in the other Loan Documents, the Collateral Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Loan Party, the Sponsor or any of its Subsidiaries that is communicated to or obtained by the bank serving as Collateral Agent or any of its Affiliates in any capacity.  The relationship between the Secured Parties, on the one hand, and the Borrower, on the other, in connection herewith or therewith is solely that of a debtor and a creditor.  Neither this Agreement nor the other Transaction Documents creates a joint venture between the parties. The Collateral Agent acknowledges its notice obligations set forth in Section 1(c) of each of the BP SREC Consent and the DTE SREC Consent and Section 2(b) of the Consent Agreement (Fund XI Operating Agreement) dated as of January 5, 2017 among the Borrower, Vivint Solar Fund XI Manager, LLC, the Collateral Agent, and the Investors (as defined therein), and Section 2.12 of the Consent and Agreement dated as of January 5, 2017 among the Borrower, Vivint Solar Fund XVIII Manager, LLC, Vivint Solar Fund XVIII Project Company, LLC, the Collateral Agent and the Class A Member (as defined therein).

4.03Rights and Obligations.

Exhibit C-10

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

(a)	The Collateral Agent may:
(i)

assume, absent actual knowledge or written notice from a Responsible Officer of the Administrative Agent (to the extent a Responsible Officer of the Administrative Agent has actual knowledge or written notice thereof) received by it to the contrary, that (A) any representation made by any Person in connection with any Transaction Document is true, (B) no Default, Event of Default or SREC Pledge Trigger Event exists, (C) no Person is in breach of or in default under its obligations under any Transaction Document, (D) any right, power, authority or discretion vested herein upon any other Agent has not been exercised and (E) all conditions precedent to any obligations of any Secured Party have been fully satisfied;

(ii)

assume, absent actual knowledge or written notice from a Responsible Officer of the Administrative Agent (to the extent a Responsible Officer of the Administrative Agent has actual knowledge or written notice thereof) received by it to the contrary, that any notice or certificate given by any Person has been validly given by a Person authorized to do so and act upon such notice or certificate unless the same is revoked or superseded by a further such notice or certificate;

(iii)

assume, absent written notice from the Administrative Agent (to the extent a Responsible Officer of the Administrative Agent has actual knowledge or written notice thereof) or any such other relevant Person received by it to the contrary, that the address, telecopy and telephone numbers for the giving of any written notice to any Person hereunder is that identified in Section 7.03 (Notices) of the Depositary Agreement to which such Person is a party, as applicable, until a Responsible Officer of the Collateral Agent has received from such Person a written notice designating some other office of such Person to replace any such address, telecopy or telephone number, and act upon any such notice until the same is superseded by a further such written notice;

(iv)

(iv)employ, at the expense of the Borrower in accordance with, and to the extent permissible under, Section 12.03 (Expenses; Etc.) of the Loan Agreement, attorneys, accountants or other experts whose advice or services the Collateral Agent may reasonably determine is necessary or desirable, and may rely upon any reasonable advice so obtained; provided that the Collateral Agent shall be under no obligation to act upon such advice if it does not deem such action to be appropriate;

(v)	rely on any matters of fact upon a certificate signed by or on behalf of any Person;
(vi)	conclusively rely upon any communication, instruction, certificate, notice or document purportedly signed by an Authorized Officer or other representative

Exhibit C-11

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

of Borrower or the Administrative Agent believed by the Collateral Agent in good faith to be genuine and have been signed or sent by or on behalf of the proper Person or Persons, and the Collateral Agent shall have no liability for its actions taken, suffered or omitted to be taken upon any such communication, instruction, certificate, notice or other document, except to the extent caused by the Collateral Agent’s willful misconduct or gross negligence as finally determined by a court of competent jurisdiction.  The Collateral Agent shall have no duty whatsoever to investigate or verify whether any such signature is genuine or authorized or whether the information in any such communication, instruction, certificate, notice or other document is genuine or accurate;

(vii)

refrain from acting or continuing to act in accordance with any instructions given under this Agreement to begin any legal action or proceeding arising out of or in connection with any Transaction Document until it shall have received such indemnity or security from the Secured Parties as it may reasonably require (whether by payment in advance or otherwise) for all reasonable fees, costs, claims, losses, expenses (including reasonable legal fees and expenses) and liabilities which it will or may expend or incur in complying or continuing to comply with such instructions; provided that nothing in this subclause (vii) shall be deemed to obligate any Secured Party to provide any such indemnity or security; and

(viii)

seek instructions, in the form of direction from the Majority Lenders and/or the Administrative Agent (at the written instruction of the Majority Lenders), an Officer’s Certificate or an order of a court of competent jurisdiction, as applicable, as to the exercise of any of its rights, powers, authorities or discretions hereunder or under the other Loan Documents (including any consents, notices, requests, amendments, waivers, modifications, acceptances or remedies), may await receipt of the respective confirmatory instructions before taking the respective such action, and in the event that it does seek instructions, it shall be fully protected from any and all liability when acting in accordance with such written instructions or, in the absence of any (or any clear) written instructions, when refraining from taking any action or exercising any right, power or discretion hereunder or thereunder.

(b)	The Collateral Agent shall:
(i)

promptly, upon written request, deliver to the Administrative Agent the notices, certificates, reports, opinions, agreements and other documents which it receives under this Agreement and the other Transaction Documents in its capacity as Collateral Agent;

(ii)	except as otherwise expressly provided in any Loan Document (including subject to Section 4.03(a)(vii) and Section 4.04(d)), perform its duties in

Exhibit C-12

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

accordance with any written instructions given to it by the Majority Lenders which instructions shall be binding on all Secured Parties; and
(iii)

if so instructed in writing by the Majority Lenders, refrain from exercising any right, power, authority or discretion vested in it hereunder or under the other Loan Documents (other than rights arising under this Section 4.03) without any liability for such failure to act.

(c)

Without limiting the generality of Section 4.03(b), the parties hereto acknowledge and agree that the Collateral Agent shall, in exercising its rights and performing its obligations under the other Loan Documents, act in accordance with the terms and conditions of this Agreement.

(d)

For so long as Wells Fargo Bank, National Association (or any other Person designated by the Majority Lenders) is acting as the Collateral Agent and except as otherwise expressly set forth herein, the Collateral Agent shall be entitled to the same benefits, protections, benefits and indemnities afforded to the Administrative Agent under the Loan Documents.

4.04No Responsibility for Certain Conduct.

(a)	Notwithstanding anything to the contrary expressed or implied herein, the Collateral Agent shall not:
(i)

be bound to inquire as to (w) whether or not any representation made by any other Person in connection with any Transaction Document is true, (x) the occurrence or otherwise of any Default, Event of Default or SREC Pledge Trigger Event, (y) the performance by any other Person of its obligations under any of the Transaction Documents or the satisfaction of any condition precedent to any obligation of any Secured Party, or (z) any breach of or default by any Person of its obligations under any of the Transaction Documents or otherwise;

(ii)

be bound to disclose to any Person any information relating to the Project or to any Person if such disclosure would constitute a breach of any Law or be otherwise actionable at the suit of any Person;

(iii)

be bound to take any action (and will incur no liability for doing so) in the event there is any bona fide, good faith disagreement between the other parties to this Agreement or any of the other Loan Documents resulting in adverse claims being made in connection with Collateral held by the Collateral Agent and the terms of this Agreement or any of the other Loan Documents do not unambiguously mandate the action the Collateral Agent is to take or not to take in connection therewith under the circumstances then existing, or the Collateral Agent is in doubt as to what action it is required to take or not to take hereunder or under the other Loan Documents, until the Collateral Agent

Exhibit C-13

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

is directed otherwise in writing by a request signed jointly by the parties hereto entitled to give such direction or by order of a court of competent jurisdiction, provided that the parties hereto acknowledge that the terms of this Agreement are not intended to negate any specific rights of the Borrower or the other Loan Parties.

(b)

The Collateral Agent shall have no responsibility for the accuracy or completeness of any information supplied by any Person (other than itself) in connection with the Project or for the legality, validity, effectiveness, adequacy or enforceability of any Transaction Document or any other document referred to herein or provided for herein or therein or for any recitals, statements, representations or warranties made by the Borrower or any other Person contained in this Agreement or any other Transaction Document or in any certificate or other document referred to or provided for, or received by the Collateral Agent, hereunder or thereunder.  The Collateral Agent shall not be liable as a result of any failure by the Borrower or its Affiliates or any Person (except itself to the extent of the Collateral Agent’s gross negligence or willful misconduct) party hereto or to any other Transaction Document to perform their respective obligations hereunder or under any other Transaction Document or any document referred to or provided for herein or therein or as a result of taking or omitting to take any action hereunder or in relation to any Transaction Document.

(c)

It is understood and agreed by each Secured Party that is not an Agent (for itself and any other Person claiming through it) that, except as expressly set forth herein, it has itself been, and will continue to be, solely responsible for making its own independent appraisal of, and investigations into, the financial condition, creditworthiness, condition, affairs, status and nature of each Person and, accordingly, each such Secured Party warrants to the Collateral Agent that it has not relied on and will not hereafter rely on the Collateral Agent:

(i)

to check or inquire on its behalf into the adequacy, accuracy or completeness of any information provided by any Person in connection with any of the Transaction Documents or the transactions therein contemplated (whether or not such information has been or is hereafter circulated to such Person by the Collateral Agent); or

(ii)	to assess or keep under review on its behalf the financial condition, creditworthiness, condition, affairs, status or nature of any Person.
(d)

In the event the Collateral Agent is instructed in writing to take any action under this Agreement or any other Loan Document, the Collateral Agent may refuse to take such action in the event that, in the Collateral Agent’s sole discretion, the Collateral Agent determines that taking such action either would be contrary to Law or would cause the Collateral Agent to incur liability for which the Collateral Agent has not been indemnified or secured against to its satisfaction.

Exhibit C-14

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

(e)

Notwithstanding anything herein to the contrary, the Collateral Agent will not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority, maintenance, continuation or enforceability of the Liens in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder, for the validity or sufficiency of the Collateral or any agreement or assignment contained therein, for the validity of the title of any Loan Party to the Collateral, for insuring the Collateral or for the payment of taxes, charges, assessments or Liens upon the Collateral or otherwise as to the maintenance of the Collateral.  The Collateral Agent hereby disclaims any representation or warranty to the present and future Secured Parties concerning the perfection of the Liens granted hereunder or in the value of any of the Collateral.  The Collateral Agent will not be responsible for determining whether any given Obligations are in fact secured pursuant to the various Collateral Documents, it being understood that each other Secured Party shall be responsible for ascertaining whether its Obligations are in fact secured pursuant to the Collateral Documents.

(f)	Notwithstanding anything to the contrary contained herein:
(i)

each of the parties thereto will remain liable under each of the Collateral Documents (other than this Agreement) to the extent set forth therein to perform all of their respective duties and obligations thereunder to the same extent as if this Agreement had not been executed;

(ii)

the exercise by the Collateral Agent of any of its rights, remedies or powers hereunder will not release such parties from any of their respective duties or obligations under the other Collateral Documents; and

(iii)	the Collateral Agent will not be obligated to perform any of the obligations or duties of any of the parties thereunder other than the Collateral Agent.
(g)

In the event that the Collateral Agent is required to acquire title to an asset for any reason, or take any managerial action of any kind in regard thereto, in order to carry out any fiduciary or trust obligation for the benefit of another, which in the Collateral Agent’s sole discretion may cause the Collateral Agent to be considered an “owner or operator” under any environmental laws or otherwise cause the Collateral Agent to incur, or be exposed to, any environmental liability or any liability under any other federal, state or local law, the Collateral Agent reserves the right, instead of taking such action, either to resign as Collateral Agent or to arrange for the transfer of the title or control of the asset to a court appointed receiver.  The Collateral Agent will not be liable to any Person for any environmental liability or any environmental claims or contribution actions under any federal, state or local law, rule or regulation by reason of the Collateral Agent’s actions and conduct as authorized, empowered and directed hereunder or relating to any kind of discharge or release or threatened discharge or release of any hazardous materials into the environment.

Exhibit C-15

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

(h)

The Collateral Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the NY UCC or otherwise, shall be to exercise reasonable care as it would for others.  Neither the Collateral Agent, any other Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Loan Party or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.  The powers conferred on the Collateral Agent and the other Secured Parties hereunder are solely to protect the Collateral Agent’s and the other Secured Parties’ interests in the Collateral and shall not impose any duty upon the Collateral Agent or any other Secured Party to exercise any such powers.  The Collateral Agent and the other Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Loan Party for any act or failure to act hereunder, except for their own bad faith, gross negligence or willful misconduct (in each case as determined by a final, non-appealable order by a court of competent jurisdiction).

(i)

The Collateral Agent is authorized to obey and comply, in any manner it or its counsel deems appropriate, with all writs, order, judgments, awards, decrees issued or process entered by any court or arbitral tribunal with respect to this Agreement and if the Collateral Agent so complies, it shall not be liable to any party hereto or to any other party or person notwithstanding that any such writ, order, judgment, award, decree or process may be subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without competent jurisdiction.

4.05Defaults

.  The Collateral Agent shall not be deemed to have knowledge or notice of the occurrence of any event or default (including any Default, Event of Default, SREC Pledge Trigger Event or any other default in connection with any Loan Documents) or any information or be required to act upon any event, default (including any Default, Event of Default, SREC Pledge Trigger Event or any other default in connection with any Loan Documents) or information (including the sending of any notice) unless a Responsible Officer of the Collateral Agent has received written notice of such event or default (including any Default, Event of Default or SREC Pledge Trigger Event) referring to this Agreement, describing such event or default (including any Default, Event of Default or SREC Pledge Trigger Event) and stating that such notice is a “Notice of Default” (or, in the case of a SREC Pledge Trigger Event only, a “Notice of SREC Pledge Trigger Event”).  Absent such written notice, the Collateral Agent shall have no duty to ascertain whether any such event or default (including any Default, Event of Default, SREC Pledge Trigger Event or any other default in connection with any Loan Documents) shall have occurred.  If a Responsible Officer of the Collateral Agent has actual knowledge of a Default, Event of Default or SREC Pledge Trigger Event or receives such a written Notice of Default or Notice of SREC Pledge Trigger Event, the Collateral Agent shall give prompt notice thereof to the Administrative Agent and the Lenders.  The Collateral Agent shall take such

Exhibit C-16

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

action with respect to such Default, Event of Default or SREC Pledge Trigger Event as is provided in this Agreement and Article X (Events of Default; Remedies) of the Loan Agreement and, notwithstanding any other provision of this Agreement to the contrary, unless and until (i) the Collateral Agent shall have received a Remedies Direction, it shall refrain from taking any such action with respect to such Default or Event of Default or (ii) the Collateral Agent shall have received a Remedies Direction or SREC Remedies Direction, it shall refrain from taking any such action with respect to such SREC Pledge Trigger Event, as applicable.

4.06Liability.

(a)

Neither the Collateral Agent nor any of its officers, directors, employees or agents shall be liable to any Person for any action taken or omitted under this Agreement or under the other Loan Documents, or in connection therewith, except to the extent caused by the gross negligence or willful misconduct of the Collateral Agent, as determined by a court of competent jurisdiction in a final judgment from which no appeal may be taken.  The Secured Parties party hereto each (for itself and any Person claiming through it) hereby releases, waives, discharges and exculpates the Collateral Agent for any action taken or omitted under this Agreement or under the other Loan Documents, or in connection therewith, except to the extent caused by the gross negligence or willful misconduct of the Collateral Agent (as the case may be), as determined by a court of competent jurisdiction in a final judgment from which no appeal may be taken.

(b)

The Collateral Agent shall not incur any liability for not performing any act or not fulfilling any duty, obligation or responsibility hereunder by reason of any occurrence beyond the control of the Collateral Agent (including any act or provision of any present or future law or regulation or governmental authority, any act of God or war, civil unrest, local or national disturbance or disaster, any act of terrorism, or the unavailability of the Federal Reserve Bank wire or facsimile or other wire or communication facility).

4.07Indemnification

.  Borrower shall indemnify, defend and hold harmless the Collateral Agent, and in its capacity as such, Collateral Agent’s respective officers, directors, shareholders, controlling persons, employees, agents and servants (collectively, the “Collateral Agent Indemnitees”), with respect to its performance under the Collateral Agency Agreement pursuant to the terms of, and subject to the terms and limitations of, Section 12.03 (Expenses; Etc.) of the Loan Agreement as in effect on the date of this Collateral Agency Agreement (and each Collateral Agent Indemnitee shall be an “Indemnitee” as defined in the Loan Agreement).

4.08Resignation and Removal.

(a)

Subject to Section 4.09, the Collateral Agent may resign from its appointment hereunder at any time without providing any reason therefor by giving 30 days prior written notice to that effect to each of the other parties hereto.

Exhibit C-17

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

(b)

Subject to Section 4.09, the Majority Lenders, unless an Event of Default has occurred and is continuing, with the consent of the Borrower, may remove the Collateral Agent from its appointment hereunder with or without cause by giving 30 days’ prior written notice to that effect to each of the other parties hereto.

4.09Successor Collateral Agents.

(a)	No resignation or removal pursuant to Section 4.08 shall be effective until:
(i)	a successor to the Collateral Agent is appointed in accordance with (and subject to) the provisions of this Section 4.09;
(ii)

the resigning Collateral Agent has transferred to its successor (A) all of its rights and obligations in its capacity as the Collateral Agent under this Agreement and the other Loan Documents and (B) all documentation held by it and relating to the Loan Documents (other than such documentation that the Collateral Agent, is required to retain pursuant to Law); and

(iii)

the successor Collateral Agent has executed and delivered an agreement to be bound by the terms of this Agreement and the other Loan Documents and to perform all duties required of Collateral Agent hereunder and under the other Loan Documents;

provided that, for the avoidance of doubt, a removal of the Collateral Agent shall be effective notwithstanding the non-satisfaction of clause (a)(ii) above.

(b)

If the Collateral Agent has given notice of its resignation pursuant to Section 4.08(a) or if the Majority Lenders give the Collateral Agent notice of removal thereof pursuant to Section 4.08(b), then a successor to the Collateral Agent, may be appointed by the Majority Lenders (and, unless an Event of Default has occurred and is continuing, with the written consent of the Borrower, which consent shall not unreasonably be withheld or delayed) during a 30 day period beginning on the date of such notice but, if no such successor is so appointed within 30 days after the above notice, the resigning or removed Collateral Agent may at the expense of the Borrower appoint such a successor or petition to a court of competent jurisdiction to appoint such a successor.  If a resigning or removed Collateral Agent, or a court of competent jurisdiction appoints a successor, such successor shall (i) be authorized under all Laws to exercise corporate trust powers, (ii) have a combined capital and surplus of at least $100,000,000 and (iii) be acceptable to the Majority Lenders (and, unless an Event of Default has occurred and is continuing, the Borrower, approval by which shall not unreasonably be withheld or delayed).

(c)	If a successor to the Collateral Agent is appointed under the provisions of this Section 4.09, then:
(i)	the predecessor Collateral Agent shall be discharged from any further obligation hereunder (but without prejudice to any accrued liabilities);

Exhibit C-18

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

(ii)

the resignation pursuant to Section 4.08(a) or removal pursuant to Section 4.08(b) of the predecessor Collateral Agent, notwithstanding, the provisions of this Agreement shall inure to the predecessor Collateral Agent’s benefit, as to any actions taken or omitted to be taken by it under this Agreement and the other Loan Documents while it was Collateral Agent; and

(iii)

the successor Collateral Agent, and each of the other parties hereto shall have the same rights and obligations amongst themselves as they would have had if such successor Collateral Agent had been a party hereto beginning on the date of this Agreement.

(d)

Any Person into which the Collateral Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Collateral Agent shall be a party, or any Person succeeding to the business of the Collateral Agent shall be the successor of the Collateral Agent pursuant to Section 4.09(b), without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto, except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding; provided that (i) such Person satisfies the eligibility requirements in Section 4.09(b) and (ii) promptly following any such merger, conversion or consolidation, the Collateral Agent shall have notified the Borrower thereof in writing; provided, however, that the Collateral Agent shall have no liability for failure to so notify the Borrower.

4.10Authorization

.  The Collateral Agent has been authorized to execute, deliver and perform each of the Loan Documents to which the Collateral Agent is a party pursuant to Section 11.01 (Appointment, Powers and Immunities) of the Loan Agreement.

4.11Collateral Agent as Lender

.  With respect to any Commitment and the Loans any Lender serving as Collateral Agent hereunder shall have the same rights and powers under the Transaction Documents as any other Lender, and may exercise the same as though it were not the Collateral Agent.  The term “Lender” or “Secured Party”, when used with respect to the Collateral Agent, shall, unless otherwise expressly indicated, include the Collateral Agent in its individual capacity.  The Collateral Agent and each of its respective Affiliates may accept deposits from, lend money to, act as trustee under indentures of and generally engage in any kind of business with any Person, without any duty to account therefor to the Secured Parties.

4.12Co-Collateral Agent; Separate Collateral Agent.

(a)

If at any time or times it shall be necessary or prudent in order to conform to any law of any jurisdiction in which any of the Collateral shall be located, or to avoid any violation of law or imposition on the Collateral Agent of taxes by such jurisdiction not otherwise imposed on the Collateral Agent, or the Collateral Agent shall be advised by counsel, satisfactory to it, that it is necessary or prudent in the interests of

Exhibit C-19

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

the Secured Parties, or the Collateral Agent shall deem it desirable for its own protection in the performance of its duties hereunder or under any Loan Document, the Collateral Agent and the Borrower and the Loan Parties shall execute and deliver all instruments and agreements necessary or proper to constitute another bank, trust company or one or more persons in each case approved by the Collateral Agent and the Borrower, either to act as co-collateral agent or co-collateral agents of all or any of the Collateral under this Agreement or under any of the Loan Documents, jointly with the Collateral Agent originally named herein or therein or any successor Collateral Agent, or to act as separate agent or agents of any of the Collateral. Each of the Borrower and each Loan Party hereby appoints the Collateral Agent as its agent and attorney to act for it under the foregoing provisions of this Section 4.12 in either of such contingencies.

(b)

Every separate Collateral Agent and every co-Collateral Agent, other than any successor Collateral Agent appointed pursuant to Section 4.09(d), shall, to the extent permitted by law, be appointed and act and be such, subject to the following provisions and conditions:

(i)

all rights, powers, duties and obligations conferred upon the Collateral Agent in respect of the custody, control and management of moneys, papers or securities shall be exercised solely by the Collateral Agent or any agent appointed by the Collateral Agent;

(ii)

all rights, protections, indemnities, powers, duties and obligations conferred or imposed upon the Collateral Agent hereunder and under the relevant Loan Documents shall be conferred or imposed and exercised or performed by the Collateral Agent and such separate Collateral Agent or separate Collateral Agents or co-Collateral Agent or co-Collateral Agents, jointly, as shall be provided in the instrument appointing such separate Collateral Agent or separate Collateral Agents or co-Collateral Agent or co-Collateral Agents, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Collateral Agent shall be incompetent or unqualified to perform such act or acts, or unless the performance of such act or acts would result in the imposition of any tax on the Collateral Agent which would not be imposed absent such joint act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by such separate Collateral Agent or co-Collateral Agent;

(iii)

no power given hereby or by the relevant Loan Documents to, or which it is provided herein or therein may be exercised by, any such co-Collateral Agent or separate Collateral Agent shall be exercised hereunder or thereunder by such co-Collateral Agent or separate Collateral Agent except jointly with, or with the consent in writing of, the Collateral Agent, anything contained herein to the contrary notwithstanding;

Exhibit C-20

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

(iv)	no Collateral Agent hereunder shall be personally liable by reason of any act or omission of any other Collateral Agent or co-Collateral Agent hereunder;
(v)

the Borrower and the Loan Parties and the Collateral Agent, at any time by an instrument in writing executed by them jointly, may accept the resignation of or remove any such separate Collateral Agent or co-Collateral Agent and, in that case by an instrument in writing executed by them jointly, may appoint a successor to such separate Collateral Agent or co-Collateral Agent, as the case may be, anything contained herein to the contrary notwithstanding. If the Collateral Agent shall have appointed a separate Collateral Agent or separate Collateral Agents or co-Collateral Agent or co-Collateral Agents as above provided, the Collateral Agent may at any time, by an instrument in writing, accept the resignation of or remove any such separate Collateral Agent or co-Collateral Agent and the successor to any such separate Collateral Agent or co-Collateral Agent shall be appointed by the Borrower and the Loan Parties and the Collateral Agent, or by the Collateral Agent alone pursuant to this Section; and

(vi)

the Collateral Agent shall have no responsibility or liability relating to any appointment of a separate Collateral Agent or co-Collateral Agents  or any action or inaction of such separate Collateral Agent or co-Collateral Agent. Any separate Collateral Agent or co-Collateral Agent shall not be deemed an agent of the Collateral Agent.

Article V
MISCELLANEOUS

5.01No Waiver; Remedies Cumulative

.  No failure or delay on the part of any party hereto or any Secured Party in exercising any right, power or privilege hereunder and no course of dealing between parties hereto shall impair any such right, power or privilege or operate as a waiver thereof.  No single or partial exercise by any party hereto or any Secured Party of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.  The rights, powers and remedies provided herein are cumulative and not exclusive of any rights, powers or remedies which any party hereto would otherwise have.  No notice to or demand by any party hereto or any Secured Party on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of any party hereto or any Secured Party to any other or further action in any circumstances without notice or demand.

5.02Notices

.  All notices, payment instructions, Remedies Directions and other communications required or permitted to be given hereunder shall be (a) in writing and be considered as properly given and be deemed effective in accordance with Section 7.03 of the Depositary Agreement; and (b) sent to a party hereto at its address and contact number specified in Section 7.03 of the Depositary Agreement

Exhibit C-21

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

to which it is a party, as applicable, or at such other address and contact number as is designated by any party in a written notice to the other parties hereto; provided that, with respect to determining whether any notice, payment instruction, Remedies Direction or other communication to the Agents has been given hereunder, unless otherwise expressly provided herein, such notice shall be deemed effectively given and received on the actual day of receipt by a Responsible Officer of the Agents of such notice, payment instruction, Remedies Direction or other communication at its designated office for delivery of notices.

5.03Amendments to a Loan Document

.  Except to the extent specified in Section 5.03(b) below of this Agreement and Section 12.04 (Amendments; Etc.) of the Loan Agreement, this Agreement and any other Loan Document may be amended or modified only by an instrument in writing signed by the Borrower and any Agent (acting at the direction of the Majority Lenders).  Any such amendment or modification shall be binding upon the Borrower and the Secured Parties.

5.04Benefit of Agreement; Successors and Assigns

.  This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, that the Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of each Lender.

5.05Third-Party Beneficiaries

.  The covenants contained herein are made solely for the benefit of the parties hereto and the other Secured Parties from time to time bound hereby, and their successors and assigns, and shall not be construed as having been intended to benefit any other third-party not a party to this Agreement.

5.06Counterparts

.  This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when executed and delivered, shall be effective for purposes of binding the parties hereto, but all of which shall together constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Agreement by telecopy or other electronic delivery shall be effective as delivery of a manually executed counterpart of this Agreement.

5.07Effectiveness

.  This Agreement shall be effective on the date first above written.

Entire Agreement

.  This Agreement and the other Loan Documents, including the documents referred to herein, constitute the entire agreement and understanding of the parties hereto, and supersede any and all prior agreements and understandings, written or oral, of the parties hereto relating to the subject matter hereof.

5.09Severability

.  If any provision of this Agreement is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law (a) the other provisions of this Agreement shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the parties hereto as nearly as may be possible; and (b) the invalidity, illegality or unenforceability of

Exhibit C-22

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

any provision of this Agreement in any jurisdiction shall not affect the validity, legality or enforceability of such provision in any other jurisdiction.

5.10Conflict with Other Agreements

.  Except as otherwise expressly provided herein, the parties agree that in the event of any conflict between the provisions of this Agreement (or any portion thereof) and the provisions of any other Loan Document or any other agreement now existing or hereafter entered into, the provisions of this Agreement shall control.

5.11Governing Law; Submission to Jurisdiction; Venue; Waiver of Jury Trial

.  This Agreement shall be governed by, and construed in accordance with, the law of the State of New York, and the provisions of Sections 12.13 (Governing Law; Submission to Jurisdiction) and 12.14 (Waiver of Jury Trial) of the Loan Agreement are hereby incorporated herein by reference, mutatis mutandis, as if fully set out in this Agreement and each reference in any such Section of the Loan Agreement to the “Agreement”, “herein”, “hereunder” and like terms shall be deemed to refer to this Agreement.

5.12Termination

.  Upon the Debt Termination Date, this Agreement shall (except as otherwise expressly set out herein and subject to Section 5.13) terminate and be of no further force and effect; provided that the obligations under Section 4.07 shall survive the Debt Termination Date, the assignment of this Agreement and the resignation or removal of the parties hereto.

5.13Reinstatement

.  This Agreement and the obligations of the Borrower hereunder shall continue to be effective or be automatically reinstated, as the case may be, if (and to the extent that) at any time payment and performance of the Borrower’s obligations hereunder, or any part thereof, is rescinded or reduced in amount, or must otherwise be restored or returned by any Agent or any other Secured Party.  In the event that any payment or any part thereof is so rescinded, reduced, restored or returned, such obligations shall be reinstated on the same terms and conditions applicable thereto prior to the payment of the rescinded, reduced, restored or returned amount, and shall be deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

5.14Attorney-In-Fact

.  For the purposes of allowing the Collateral Agent to exercise its rights and remedies upon the occurrence and continuance of an Event of Default or SREC Pledge Trigger Event, and to the extent permitted by Law, the Borrower irrevocably constitutes and appoints the Collateral Agent and any officer or agent thereof, with full power of substitution as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Borrower and in the name of the Borrower or in its own name, for the purpose of carrying out the terms of this Agreement, to take any appropriate action and to execute any document or instrument that may be necessary or desirable to accomplish the purposes of this Agreement. The Borrower hereby acknowledges and agrees that the Collateral Agent shall have no fiduciary duties to the Borrower in acting pursuant to this power of attorney and the Borrower hereby waives any claims or rights of a beneficiary of a fiduciary relationship. Without limiting the generality of this Section 5.14, any action or inaction by the

Exhibit C-23

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Collateral Agent pursuant to this Section 5.14 shall be taken at the written instruction of the Majority Lenders.

5.15Filing Fees, Excise Taxes, Etc

.  Without duplication of amounts paid under Section 5.01 of the Depositary Agreement, the Borrower agrees to pay or to reimburse each Agent promptly on demand for any and all documented amounts, if any, in respect of all search, filing and recording fees, taxes, excise taxes, sales taxes and other similar imposts which may be payable or determined to be payable in respect of the execution, delivery, performance and enforcement of this Agreement and each other Loan Document to which such Person is a party and agrees to hold each such Person harmless from and against any and all liabilities, costs, claims, expenses, penalties and interest with respect to or resulting from any delay in paying or omission to pay such taxes and fees (except to the extent that such liabilities, costs, claims, expenses, penalties and interest result from the gross negligence or willful misconduct of any such Person as finally determined by a non-appealable order from a court of competent jurisdiction).

5.16USA Patriot Act

.  In order to comply with the laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including, without limitation, those relating to the funding of terrorist activities and money laundering, including Section 326 of the USA PATRIOT Act of the United States, the each of the Collateral Agent and the Administrative Agent is required to obtain, verify, record and update certain information relating to individuals and entities which maintain a business relationship with each of the Collateral Agent and the Administrative Agent. Accordingly, each of the parties agree to provide to each of the Collateral Agent and the Administrative Agent, upon its request from time to time such identifying information and documentation as may be available for such party in order to enable each of the Collateral Agent and the Administrative Agent to comply with Applicable Law.

[SIGNATURES TO FOLLOW]

Exhibit C-24

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWER

VIVINT SOLAR FINANCING III, LLC,

a Delaware limited liability company

By:

Name:

Title:

Signature Page to Collateral Agency Agreement

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

COLLATERAL AGENT

WELLS FARGO BANK, NATIONAL ASSOCIATION

not in its individual capacity but solely as Collateral Agent

By:

Name:

Title:

Signature Page to Collateral Agency Agreement

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

ADMINISTRATIVE AGENT

WELLS FARGO BANK, NATIONAL ASSOCIATION

not in its individual capacity but solely as Administrative Agent

By:

Name:

Title:

Signature Page to Collateral Agency Agreement

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Exhibit D

Form of Depositary Agreement

[To be attached.]

Exhibit D

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Execution Version

DEPOSITARY AGREEMENT

among

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Collateral Agent

VIVINT SOLAR FINANCING III, LLC,
as Borrower

VIVINT SOLAR FUND XI MANAGER, LLC,

VIVINT SOLAR FUND XIII MANAGER, LLC,

VIVINT SOLAR FUND XVI MANAGER, LLC,

VIVINT SOLAR FUND XVIII MANAGER, LLC,

VIVINT SOLAR SREC GUARANTOR III, LLC,
as Guarantors and

Wells Fargo BANK, NATIONAL ASSOCIATION,
as Depositary Agent

Dated as of January 5, 2017

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Page

ARTICLE I DEFINITIONS AND OTHER MATTERS		2
1.01	Definitions	2
1.02	Interpretation	9
1.03	Uniform Commercial Code	9
ARTICLE II THE DEPOSITARY AGENT AND THE ESTABLISHMENT OF THE COLLATERAL ACCOUNTS		10
2.01	Depositary Agent	10
2.02	The Collateral Accounts	12
2.03	Grant of Lien on Collateral Accounts	15
2.04	Bank Statements	15
ARTICLE III PROVISIONS APPLICABLE TO COLLATERAL ACCOUNTS		16
3.01	Permitted Investments.	16
3.02	Withdrawal and Transfer Procedure	18
3.03	Transfer of Amounts	20
3.04	Trigger Event	20
3.05	Distribution of Collateral Proceeds	21
3.06	Disposition of Collateral Accounts upon the Debt Termination Date	22
ARTICLE IV THE COLLATERAL ACCOUNTS		22
4.01	Deposits into the Collateral Accounts	22
4.02	Withdrawals and Transfers	25
ARTICLE V AGREEMENTS WITH AGENTS		35
5.01	Filing Fees, Excise Taxes, Etc	35
ARTICLE VI THE DEPOSITARY AGENT		36
6.01	General	36
6.02	Reliance by Depositary Agent	36
6.03	Court Orders	37
6.04	Resignation or Removal	37
6.05	Exculpatory Provisions	38
6.06	Fees; Expenses	40
ARTICLE VII MISCELLANEOUS		40
7.01	Collateral Agent	40
7.02	No Waiver; Remedies Cumulative	40
7.03	Notices	41
7.04	Amendments	43
7.05	Benefit of Agreement; Successors and Assigns	43
7.06	Third-Party Beneficiaries	43
7.07	Counterparts	43

DEPOSITARY AGREEMENT (VIVINT SOLAR)

Exhibit D-i

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

7.08	Effectiveness	43
7.09	Entire Agreement	43
7.10	Severability	44
7.11	Conflict with Other Agreements	44
7.12	Governing Law	44
7.13	Consent to Jurisdiction	44
7.14	WAIVER OF JURY TRIAL	45
7.15	Service of Process	45
7.16	Termination	46
7.17	Reinstatement	46
7.18	Attorney-In-Fact	46
7.19	Patriot Act Compliance	47

ANNEX IIINVERTER REPLACEMENT RESERVE REQUIRED AMOUNT

EXHIBIT AFORM OF WITHDRAWAL/TRANSFER CERTIFICATE

EXHIBIT BFORM OF TRIGGER EVENT NOTICE

EXHIBIT CFORM OF REMEDIES DIRECTION

DEPOSITARY AGREEMENT (VIVINT SOLAR)

Exhibit D-ii

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

DEPOSITARY AGREEMENT

DEPOSITARY AGREEMENT (this “Depositary Agreement” or “Agreement”), dated as of January 5, 2017, among Vivint Solar Fund XI Manager, LLC, a Delaware limited liability company (“Fund XI Guarantor”), Vivint Solar Fund XIII Manager, LLC, a Delaware limited liability company (“Fund XIII Guarantor”), Vivint Solar Fund XVI Manager, LLC, a Delaware limited liability company (“Lessor Manager Guarantor”), and Vivint Solar Fund XVIII Manager, LLC, a Delaware limited liability company (“Fund XVIII Guarantor”), and Vivint Solar SREC Guarantor III, LLC, a Delaware limited liability company (“SREC Guarantor” and, together with Fund XI Guarantor, Fund XIII Guarantor, Lessor Manager Guarantor and Fund XVIII Guarantor, each individually a “Guarantor” and, collectively, the “Guarantors”), Vivint Solar Financing III, LLC, a Delaware limited liability company (“Borrower”), Wells Fargo Bank, National Association, in its capacity as Administrative Agent as defined in the hereinafter defined Loan Agreement (the “Administrative Agent”), Wells Fargo Bank, National Association, in its capacity as Collateral Agent as defined in the hereinafter defined Collateral Agency Agreement (the “Collateral Agent”), and Wells Fargo Bank, National Association, as depositary agent (“Depositary Agent”).

RECITALS

WHEREAS, Borrower, the financial institutions as lenders from time to time party thereto (each individually a “Lender” and, collectively, the “Lenders”), and the Administrative Agent have entered into a Fixed Rate Loan Agreement dated as of the date hereof (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), providing for extensions of credit to Borrower as contemplated therein;

WHEREAS, in order to secure its obligations under the Loan Documents, Borrower has entered into a Borrower Collateral Agreement with the Collateral Agent, pursuant to which, among other things, Borrower has granted a Lien to the Collateral Agent for the benefit of the Secured Parties in the Collateral, including the Collateral Accounts opened in their name; and

WHEREAS, in order to secure their obligations under the Loan Documents, Guarantors have entered into a Guarantor Collateral Agreement with the Collateral Agent, pursuant to which, among other things, Guarantors have granted a Lien to the Collateral Agent for the benefit of the Secured Parties in the Collateral, including the Collateral Accounts opened in their name; and

WHEREAS, the parties hereto desire to set forth in this Depositary Agreement, among other things, certain provisions with respect to the Collateral Accounts, including establishment thereof and distributions and withdrawals therefrom.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and other good and valid consideration, the receipt and adequacy of which is hereby expressly acknowledged, the parties hereby agree as follows:

ARTICLE I

DEFINITIONS AND OTHER MATTERS

1.01Definitions

.

DEPOSITARY AGREEMENT (VIVINT SOLAR)

Exhibit D-1

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Unless otherwise defined herein, terms defined in Section 1.01 (Definitions) of the Collateral Agency Agreement (or, if not defined therein, Section 1.01 (Definitions) of the Loan Agreement) are used herein (including the introductory paragraph and recitals of this Depositary Agreement) as defined therein.  In addition, for purposes of this Depositary Agreement, the following terms shall have the following meanings:

“Acceptable DSR Letter of Credit” means an Acceptable Letter of Credit provided to satisfy the Debt Service Reserve Required Amount.

“Acceptable LC Bank” means any United States commercial bank or financial institution or a United States branch or subsidiary of a foreign commercial bank or financial institution whose long-term unsecured debt (non-credit enhanced) is rated at least A2 by Moody’s or at least A by S&P and that is not then subject to a credit watch with negative outlook or other downgrade notice from either Moody’s or S&P.

“Acceptable Letter of Credit” means an irrevocable letter of credit issued by an Acceptable LC Bank in favor of the Collateral Agent (for the benefit of the Secured Parties) that (i) is for the account of a Person other than, and without recourse to, Pledgor, Borrower or another Relevant Party, (ii) has a stated maturity date that is not earlier than 12 months after the date of issuance of such letter of credit and (iii) together with all related documentation, is satisfactory to the Administrative Agent (acting reasonably and at the written instruction of the Majority Lenders); provided, that any such letter of credit must be drawable if (x) it is not renewed or replaced at least 10 days prior to its stated maturity date or (y) a Negative Credit Event occurs with respect to the issuer and a replacement letter of credit has not been obtained from an Acceptable LC Bank within the earlier of (A) 30 days after the downgrade giving rise to such Negative Credit Event and (B) 10 days prior to the stated maturity date.

“Administrative Agent” has the meaning assigned to such term in the introductory paragraph hereof.

“Borrower” has the meaning assigned to such term in the introductory paragraph hereof.

“Cash Equivalents” means any of the following:

(a)marketable direct obligations of the government of the United States of America or any agency or instrumentality thereof, or obligations unconditionally guaranteed by the full faith and credit of the government of the United States of America, in each case maturing within one (1) year from the date of acquisition thereof;

(b)securities issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof having maturities of not more than one (1) year from the date of acquisition thereof and, at the time of acquisition, having a rating of AA- or higher from S&P or Aa3 or higher from Moody’s (or, at any time that neither S&P nor Moody’s rates such obligations, an equivalent rating from another nationally recognized rating service);

DEPOSITARY AGREEMENT (VIVINT SOLAR)

Exhibit D-2

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

(c)investments in commercial paper maturing within six (6) months from the date of acquisition thereof and having, at such date of acquisition, a rating of at least A-1 or P-1 from either S&P or Moody’s (or, at any time that neither S&P nor Moody’s rates such obligations, an equivalent rating from another nationally recognized rating service);

(d)investments in certificates of deposit, bank deposit products, banker’s acceptances and time deposits maturing within six (6) months from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, the Administrative Agent or any domestic office of any commercial bank organized under the laws of the United States of America, any State thereof, any country that is a member of the Organization for Economic Cooperation and Development or any political subdivision thereof, that has a combined capital and surplus and undivided profits of not less than $500,000,000;

(e)fully collateralized repurchase agreements with a term of not more than thirty (30) days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria of clause (d) above;

(f)investments in “money market funds” within the meaning of Rule 2a-7 of the Investment Company Act of 1940, as amended, substantially all of whose assets are invested in investments of the type described in clauses (a) through (e) above; and

(g)cash.

“Closing Date Funds Flow Memorandum” means that certain funds flow memorandum to be delivered in respect of the Closing Date pursuant to the Loan Agreement in a form and substance acceptable to the Lenders, the Administrative Agent and the Depositary Agent.

“Collateral Accounts” has the meaning set out in Section 2.02 (The Collateral Accounts).

“Collateral Agency Agreement” means the Collateral Agency Agreement, dated as of the Closing Date, among Borrower, the Administrative Agent, and the Collateral Agent.

“Collateral Agent” has the meaning assigned to such term in the introductory paragraph hereof.

“Collections Account” has the meaning set out in Section 2.02(a)(i) (Establishment of Collateral Accounts).

“Debt Payment Deficiency” has the meaning assigned to such term in Section 4.02(b)(ii) (Debt Service Reserve Account).

“Debt Service Reserve Account” has the meaning assigned to such term in Section 2.02(a)(ii) (Establishment of Collateral Accounts).

DEPOSITARY AGREEMENT (VIVINT SOLAR)

Exhibit D-3

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

“Debt Service Reserve Required Amount” means, as of the Closing Date or any Scheduled Payment Date, an amount no less than the highest consecutive six (6) months of scheduled Debt Service projected to be payable under the Loan Documents over the immediately succeeding five year period or until the Final Maturity Date, whichever is shorter.

“Debt Termination Date” has the meaning given to it in the Collateral Agency Agreement.

“Depositary Agent” has the meaning assigned to such term in the introductory paragraph hereof.

“Depositary Agreement” has the meaning assigned to such term in the introductory paragraph hereof.

“Depositary Collateral” has the meaning assigned to such term in Section 2.03 (Grant of Lien on Collateral Accounts).

“Depositary Indemnitee” has the meaning assigned to such term in Section 6.05(f) (Exculpatory Provisions).

“Distribution Conditions” has the meaning assigned to such term in the Loan Agreement.

“Distribution Suspense Account” has the meaning assigned to such term in Section 2.02(a)(v) (Establishment of Collateral Accounts).

“Excess DSR Reserve Amount” has the meaning assigned to such term in Section 4.02(b)(iii) (Debt Service Reserve Account).

“Executed Withdrawal/Transfer Certificate” has the meaning assigned to such term in Section 3.02(b) (Withdrawal/Transfer Certificate).

“Fund XI” shall mean Vivint Solar Fund XI Project Company, LLC, a Delaware limited liability company.

“Fund XI Guarantor” has the meaning assigned to such term in the introductory paragraph hereof.

“Fund XI Guarantor Account” has the meaning assigned to such term in Section 2.02(a)(vii) (Establishment of Collateral Accounts).

“Fund XI Withdrawal Option Reserve” shall mean $***; provided, that, upon Fund XI becoming a Wholly-Owned Fund, the Fund XI Withdrawal Option Reserve shall be equal to zero.

DEPOSITARY AGREEMENT (VIVINT SOLAR)

Exhibit D-4

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

“Fund XIII” shall mean Vivint Solar Fund XIII Project Company, LLC, a Delaware limited liability company.

“Fund XIII Guarantor” has the meaning assigned to such term in the introductory paragraph hereof.

“Fund XIII Guarantor Account” has the meaning assigned to such term in Section 2.02(a)(viii) (Establishment of Collateral Accounts)

“Fund XIII Withdrawal Option Reserve” shall mean $***; provided, that, upon Fund XIII becoming a Wholly-Owned Fund, the Fund XIII Withdrawal Option Reserve shall be equal to zero.

“Fund XVIII Guarantor” has the meaning assigned to such term in the introductory paragraph hereof.

“Fund XVIII Guarantor Account” has the meaning assigned to such term in Section 2.02(a)(x) (Establishment of Collateral Accounts)

“Fund XVIII True-Up Liabilities” means, collectively (i) all of the obligations of Fund XVIII Guarantor under Section 3.3(c)(viii) of the Fund XVIII Limited Liability Company Agreement and (ii) any capital contribution required, or other obligation owed, by Fund XVIII Guarantor in respect of liabilities of Fund XVIII under Section 2.2(i) of the Fund XVIII Master Purchase Agreement.

“Funding Account” has the meaning assigned to such term in Section 2.02(a)(vi) (Establishment of Collateral Accounts).

“Guarantor” has the meaning assigned to such term in the introductory paragraph hereof.

“Guarantor Account” shall mean each of the Fund XI Guarantor Account, the Fund XIII Guarantor Account, the Lessor Manager Guarantor Account and the Fund XVIII Guarantor Account.

“Guarantor Collections” means, with respect to any Guarantor (other than the SREC Guarantor), all amounts of distributions with respect to the Fund Membership Interests, repayments of any loan made by a Guarantor to the applicable Fund or any other amounts received by such Guarantor (but shall not include any Excluded Property or distributions received in respect of the proceeds of Excluded Property).

“Inverter” means, with respect to a Project, the device required to convert the variable direct electrical current (DC) output from a solar photovoltaic panel into a utility frequency alternating electrical current (AC) that can be used by a Customer’s home or property, or that can be fed back into a utility electrical grid pursuant to an interconnection agreement.

DEPOSITARY AGREEMENT (VIVINT SOLAR)

Exhibit D-5

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

“Inverter Replacement Costs” means costs and expenses (inclusive of labor costs) incurred for the replacement of Inverters used in respect of the Projects owned by the Funds.

“Inverter Replacement Reserve Account” has the meaning assigned to such term in Section 2.02(a)(iii) (Establishment of Collateral Accounts).

“Inverter Replacement Reserve Required Amount” means, as of any Scheduled Payment Date, the amount set forth for such Scheduled Payment Date on Annex II (Inverter Replacement Reserve Required Amount).

“ITC Insurance Loss” has the meaning assigned to the term “Loss” under the ITC Insurance Policy.

“ITC Insurance Policy” has the meaning assigned to such term in the Loan Agreement.

“ITC Insurance Policy Account” has the meaning assigned to such term in Section 2.02(a)(xii).

“ITC Insurance Policy Retention Reserve Amount” means $***; provided that upon the expiration of the ITC Insurance Policy the ITC Insurance Policy Retention Reserve Amount shall be equal to zero.

“ITC Insurer” has the meaning assigned to such term in the Loan Agreement.

“ITC Contest Costs” has the meaning assigned to the term “Contest Costs” under the ITC Insurance Policy.

“ITC Retention” has the meaning assigned to the term “Retention” under the ITC Insurance Policy.

“Lenders” has the meaning assigned to such term in the recitals hereto.

“Lessor Manager Guarantor” has the meaning assigned to such term in the introductory paragraph hereof.

“Lessor Manager Guarantor Account” has the meaning assigned to such term in Section 2.02(a)(ix) (Establishment of Collateral Accounts)

“Loan Agreement” has the meaning assigned to such term in the recitals hereto.

“Loan Documents” means, collectively, any agreement, certificate, document or instrument constituting a “Loan Document” under the Loan Agreement.

“Manufacturer Warranty” means any warranty given by a manufacturer of an Inverter relating to such Inverter or any part or component thereof.

DEPOSITARY AGREEMENT (VIVINT SOLAR)

Exhibit D-6

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

“Moody’s” means Moody’s Investors Service, Inc.

“Negative Credit Event” means, with respect to a bank or financial institution that has issued a letter of credit, a downgrade in (including the withdrawal of) the bank or financial institution’s long-term unsecured debt (non-credit enhanced) rating by S&P or Moody’s such that such bank or financial institution is no longer an Acceptable LC Bank.

“Permitted Investments” means, collectively, (a) demand deposits or time deposits (including certificates of deposit) with the Depositary Agent or any branch thereof, to the extent constituting Cash Equivalents and (b) any other similar instrument offered from time to time by the Depositary Agent, to the extent constituting Cash Equivalents. Each of the Permitted Investments may be purchased by the Depositary Agent or through an Affiliate of the Depositary Agent.

“Permitted Management Fee” means the quarterly administration fee payable to the Manager under Section 4 of the Management Agreement and in accordance with the Management Consent Agreement.

“Permitted Tax Distribution” means for any taxable year (or portion thereof) ending after the Closing Date, the payment of dividends or other distributions to the Borrower’s direct owner(s) to fund the income tax liability of such owner(s) (or, if a direct owner is a disregarded entity, partnership or other flow through entity for federal, state and/or local income tax purposes, of the indirect owner(s)) for such taxable year (or portion thereof) attributable to the operations and activities of the Borrower and its direct and indirect subsidiaries, in an aggregate amount not to exceed the product of (x) the highest combined marginal federal and applicable state and/or local statutory tax rate (after taking into account the character of the income and the deductibility of U.S. state and local income tax for U.S. federal income tax purposes) applicable to any such direct or indirect owner and (y) the net taxable income of the Borrower (for avoidance of doubt, taking into account any income of its direct or indirect subsidiaries allocable to the Borrower) for such taxable year (or portion thereof), as if the Borrower was a separate taxable entity.

“Pledged SREC Account” has the meaning assigned to such term in Section 2.02(a)(xi) (Establishment of Collateral Accounts).

“Reserve Account” means each of the Debt Service Reserve Account, the Supplemental Reserve Account and the Inverter Replacement Reserve Account.

“S&P” means Standard & Poor’s Rating Service.

“Scheduled Payment Date” means (i) each January 31, April 30, July 31 and October 31 of each year falling after the date hereof, or if any such day is not a Business Day, the immediately preceding Business Day and (ii) the Final Maturity Date; provided, that, for the avoidance of doubt, the first Scheduled Payment Date shall occur on April 30, 2017.

“Seasonality Reserve Amount” shall mean $2,000,000.

DEPOSITARY AGREEMENT (VIVINT SOLAR)

Exhibit D-7

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

“Secured Obligation Documents” means the Loan Documents.

“SREC Guarantor” has the meaning assigned to such term in the introductory paragraph hereof.

“Supplemental Reserve Account” has the meaning assigned to such term in Section 2.02(a)(iv) (Establishment of Collateral Accounts).

“Supplemental Reserve Available Amount” means the difference of (a) the aggregate amount of funds then on deposit in or credited to the Supplemental Reserve Account minus (b) the Supplemental Reserve Required Amount.

“Supplemental Reserve Funding Amount” means the sum of (a) the Withdrawal Option Required Amount plus (b) the True-Up Reserve Amount plus (c) the Seasonality Reserve Amount.

“Supplemental Reserve Required Amount” means the sum of (a) the Withdrawal Option Required Amount plus (b) the True-Up Reserve Amount.

“Tax Equity Option Amount” has the meaning (a) in respect of Fund XI and Fund XIII, assigned to the term “Purchase Option Price” (in respect of the exercise of purchase option by the applicable Guarantor) or “Withdrawal Amount” (in respect of the exercise of a right of withdrawal by the applicable Tax Equity Member), as applicable, in the Limited Liability Company Agreement of such Fund and (b) in respect of Fund XVIII, assigned to the term “Purchase Option Price” in the Limited Liability Company Agreement of Fund XVIII.

“Tax Equity Option Contribution Amount” means the amount of any equity contribution from the Sponsor, any Qualified Purchaser and their Affiliates, and the proceeds of Sponsor Subordinated Indebtedness, that have contributed or extended to the Borrower for the purposes of exercising a Fund Purchase Option.

“Trigger Event” means any “Event of Default”, as defined in the Collateral Agency Agreement, has occurred and is continuing.

“Trigger Event Date” has the meaning assigned to such term in Section 3.04(a) (The Trigger Event Date).

“Trigger Event Notice” has the meaning assigned to such term in Section 3.04(a) (The Trigger Event Date).

“True-Up Reserve Amount” means an amount equal to $1,000,000; provided, that once all Fund XVIII True-Up Liabilities have been satisfied in full (as shown under the final true-up report under the Tax Equity Documents for Fund XVIII), the True-Up Reserve Amount shall be equal to zero.

DEPOSITARY AGREEMENT (VIVINT SOLAR)

Exhibit D-8

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York.

“Unpledged SREC Account” has the meaning assigned to such term in Section 2.02 (The Collateral Accounts).

“Wholly-Owned Collections” means (without duplication) with respect to the Wholly-Owned Funds, the related (A) Rents, including all scheduled payments and prepayments under any Customer Agreement, (B) all proceeds of SRECs and SREC Contracts, (C) pending assumption of a Customer Agreement relating to a Project, payments of Rent relating to such Project by lenders with respect to, or subsequent owners of, the property where such Project has been installed, (D) proceeds of the sale, assignment or other disposition of any Collateral, (E) insurance proceeds and proceeds of any warranty claims arising from manufacturer, installer and other warranties, in each case, with respect to any Projects, (F) all recoveries including all amounts received in respect of litigation settlements and work-outs, (G) all purchase and lease prepayments received from a Customer with respect to any Project, and (H) all other revenues, receipts and other payments to such Wholly-Owned Funds of every kind arising from their ownership, operation or management of the Projects; provided, that any Excluded Property (and any amounts received in respect of the proceeds of Excluded Property) shall be excluded from (B) and (H) above.

“Withdrawal Date” means any date pursuant to which funds are expressly required or permitted to be withdrawn from a Collateral Account in accordance herewith.

“Withdrawal Option Required Amount” means the sum of the Fund XI Withdrawal Option Reserve and the Fund XIII Withdrawal Option Reserve.

“Withdrawal/Transfer Certificate” means a certificate substantially in the form of Exhibit A hereto and delivered by Borrower pursuant to Section 3.02 (Withdrawal and Transfer Procedure).

1.02Interpretation

.

(a)

Principles of Construction.  The principles of construction and interpretation set forth in Sections 1.02 (Accounting Terms and Determinations), 1.03 (Time of Day) and 1.04 (Rules of Construction) of the Loan Agreement shall apply to this Depositary Agreement as if set forth herein, mutatis mutandis.

(b)

Withdrawals to Occur on a Business Day.  In the event that any withdrawal, transfer or payment to or from any Collateral Account contemplated under this Depositary Agreement shall be required to be made on a day that is not a Business Day, such withdrawal, transfer or payment shall be made on the next succeeding Business Day.

DEPOSITARY AGREEMENT (VIVINT SOLAR)

Exhibit D-9

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

1.03Uniform Commercial Code

.

All terms defined in the UCC shall have the respective meanings given to those terms in the UCC, except where the context otherwise requires.

ARTICLE II

THE DEPOSITARY AGENT AND THE
ESTABLISHMENT OF THE COLLATERAL ACCOUNTS

2.01Depositary Agent

.

(a)

Acceptance of Appointment of Depositary Agent.  Wells Fargo Bank, National Association is hereby appointed to act as Depositary Agent, and Wells Fargo Bank, National Association hereby agrees to act as Depositary Agent under the express terms of this Depositary Agreement.  Each of Administrative Agent, Collateral Agent, Borrower and the Guarantors hereby acknowledges that Depositary Agent shall act solely as Depositary Agent under the express terms of this Depositary Agreement.

(b)

Collateral Accounts Established.  Depositary Agent acknowledges, confirms and agrees that it has established the Collateral Accounts as set out in Section 2.02(a) (Establishment of Collateral Accounts), which shall be maintained in the name of Borrower or the applicable Guarantor, as specified in Section 2.02(a) (Establishment of Collateral Accounts)  (and the parties hereto agree that the Borrower or applicable Guarantor is the “entitlement holder” (as referred to in UCC Section 8-102(a)(7)) with respect to the financial assets (within the meaning of UCC Section 8-102(a)(9) and including cash, the “Financial Assets”) credited to the Collateral Accounts, and as such shall be entitled to all the rights that entitlement holders have under applicable law with respect to securities accounts, including the right to withdraw funds from, or close, the Collateral Accounts but, in each case, in compliance with the requirements of this Depositary Agreement).

(c)

Confirmation and Agreement.  Borrower, each Guarantor and Depositary Agent, as applicable, acknowledge, confirm and agree that, as of the Closing Date and as of each date on which any Collateral Account is established pursuant to this Depositary Agreement:

(i)

The Depositary Agent, Borrower and each Guarantor agree that (i) each such Account established by Depositary Agent is and will be maintained as a “securities account” (within the meaning of Section 8-501(a) of the UCC).

(ii)

Borrower or applicable Guarantor is the “entitlement holder” (as referred to in UCC Section 8-102(a)(7)) with respect to the Financial Assets Credited to Collateral Accounts and as such shall be entitled to all the rights that customers of securities intermediaries have under applicable law with respect to securities accounts, including the right to withdraw funds from, or close, the Collateral Accounts, but, in each case, in compliance with the

DEPOSITARY AGREEMENT (VIVINT SOLAR)

Exhibit D-10

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

requirements of this Depositary Agreement. The Depositary Agent hereby agrees to treat all property credited to each Collateral Account as a “financial asset” as defined in UCC Section 8-102(a)(9).
(iii)

All property delivered or transferred to the Depositary Agent pursuant to this Depositary Agreement for credit to a particular Collateral Account will be promptly, and in any event not later than the second Business Day following receipt, credited by Depositary Agent to the applicable Collateral Account.

(iv)

All property credited to any Collateral Account shall be registered in the name of, payable to or to the order of, or specially endorsed to, Depositary Agent (or its nominee) or in blank or be accompanied by duly executed instruments of transfer or assignment, and in no case whatsoever shall any property credited to any Collateral Account be registered in the name of Borrower or a Guarantor, as applicable, be payable to, or to the order of, Borrower or a Guarantor, as applicable, or be specially endorsed to, Borrower or such Guarantor, as applicable, except to the extent the foregoing have been subsequently endorsed to Depositary Agent or in blank.

(v)

Each Collateral Account shall be deemed to be a “securities account” (as defined in Section 8-501(a) of the UCC) in respect of any Financial Asset credited thereto.  Depositary Agent will comply with written instructions (including entitlement orders within the meaning of UCC Section 8-102(a)(8)) originated by the Collateral Agent directing disposition of the funds or Financial Assets in or credited to the Collateral Account without further consent by Borrower, any Guarantor or any other Person.

(vi)	The “securities intermediary’s jurisdiction” (within the meaning of Section 8-110(e) of the UCC) of the Depositary Agent shall be the State of New York.
(vii)

Depositary Agent represents and warrants to the Collateral Agent that it has not entered into any currently effective agreement with any person under which Depositary Agent may be obligated to comply with directions with respect to the Collateral Account originated by a Person other than Borrower, the Guarantors or Collateral Agent in accordance with the terms herein.  Depositary Agent hereby represents that it has not entered into, and agrees that, until the termination of this Depositary Agreement, it will not enter into, any agreement with any other Person in respect of any of the Collateral Accounts pursuant to which it would agree to comply with entitlement orders, other orders or instructions made by such Person.

(viii)

In the event that the Depositary Agent has or subsequently obtains by agreement, operation of law or otherwise a Lien over any Collateral Accounts credited thereto or any other Collateral Account, the Depositary Agent hereby agrees that such security interest shall (except as provided in the last sentence of this clause (viii)) be subordinate to the Liens of the Collateral Agent.  The property standing to the credit of the Collateral Accounts will not be subject to deduction, set-off, banker’s lien, or any other right in favor of any Person

DEPOSITARY AGREEMENT (VIVINT SOLAR)

Exhibit D-11

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

other than the Collateral Agent on behalf of the Secured Parties (except to the extent of the Depositary Agent’s usual and customary fees and charges pursuant to its agreement with Borrower and the Guarantors and with respect to returned items and chargebacks either for uncollected checks or other items of payment and transfers previously credited to one or more of the Collateral Accounts, and Borrower, the Guarantors and the Collateral Agent hereby authorizes the Depositary Agent to debit the relevant Collateral Account(s) for such amounts).

(ix)

Depositary Agent shall not change the name or account number of any Collateral Account without the prior written consent of the Collateral Agent and Borrower, except for changes due to internal system modifications or other internal reorganization of account numbers or names by the Depositary Agent, within two days after which the Depositary Agent shall provide written notice to the Collateral Agent and Borrower.

(d)

Standing Instructions.  Borrower, each Guarantor and the Collateral Agent hereby irrevocably instruct and authorize Depositary Agent to deposit funds (promptly upon receipt thereof) into, and transfer funds among and withdraw funds from, the Collateral Accounts in accordance with the terms of this Depositary Agreement.

(e)

No Other Agreements.  None of Collateral Agent, Administrative Agent, Borrower or any Guarantor have entered or will enter into, or otherwise become bound by, any agreement (including under which it agrees with any Person other than each Agent to comply with entitlement orders, including instructions directing the disposition of funds, originated by such Person) with respect to any Collateral Account or any cash or property carried in or credited to any Collateral Account, other than this Depositary Agreement and the other Secured Obligation Documents.

(f)

Rights and Powers of Collateral Agent.  The rights and powers granted to Collateral Agent by the Secured Parties have been granted in order to perfect the lien of the Secured Parties in the Collateral Accounts and the cash and property carried therein or credited thereto.

2.02The Collateral Accounts

.

(a)

Establishment of Collateral Accounts.  As of the Closing Date, Depositary Agent has established the following separate collateral accounts bearing the names and account numbers identified in Annex I (Account Names and Numbers) (such accounts, collectively, the “Collateral Accounts”) each of which shall be maintained at all times by Depositary Agent until the termination of this Depositary Agreement in accordance with Section 7.16 (Termination):

(i)	the Collections Account (the “Collections Account”), in the name of Borrower;
(ii)	the Debt Service Reserve Account (the “Debt Service Reserve Account”), in the name of Borrower;

DEPOSITARY AGREEMENT (VIVINT SOLAR)

Exhibit D-12

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

(iii)	the Inverter Replacement Reserve Account (the “Inverter Replacement Reserve Account”) in the name of Borrower;
(iv)	the Supplemental Reserve Account (the “Supplemental Reserve Account”), in the name of Borrower;
(v)	the Distribution Suspense Account (the “Distribution Suspense Account”), in the name of Borrower;
(vi)	the Funding Account (the “Funding Account”), in the name of Borrower;
(vii)	with respect to Fund XI Guarantor, the Fund XI Guarantor Account (the “Fund XI Guarantor Account”), in the name of Fund XI Guarantor;
(viii)	with respect to Fund XIII Guarantor, the Fund XIII Guarantor Account (the “Fund XIII Guarantor Account”), in the name of Fund XIII Guarantor;
(ix)	with respect to Lessor Manager Guarantor, the Lessor Manager Guarantor Account (the “Lessor Manager Guarantor Account”), in the name of Lessor Manager Guarantor;
(x)	with respect to Fund XVIII Guarantor, the Fund XVIII Guarantor Account (the “Fund XVIII Guarantor Account”), in the name of Fund XVIII Guarantor;
(xi)	the Pledged SREC Account (the “Pledged SREC Account”), in the name of SREC Guarantor; and
(xii)	the ITC Insurance Policy Account (the “ITC Insurance Policy Account”), in the name of Borrower.

In addition, as of the Closing Date, Depositary Agent has established the Unpledged SREC Account (the “Unpledged SREC Account”) bearing the name and account number identified in Annex I (Account Names and Numbers), which such account shall be maintained at all times by Depositary Agent until the termination of this Depositary Agreement in accordance with Section 7.16 (Termination).

In addition, for administrative purposes, the Depositary Agent may open from time to time any additional accounts (which may be deemed “sub-accounts” of existing Collateral Accounts), as directed in writing by the Collateral Agent (at the written instruction of the Administrative Agent) and, so long as the Depositary Agent has not received a Trigger Event Notice (and until Depositary Agent has had a reasonable time to comply with such notice (but in any event no more than two Business Days after Depositary Agent’s receipt thereof)) Borrower.

DEPOSITARY AGREEMENT (VIVINT SOLAR)

Exhibit D-13

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

(b)

Account Names and Numbers.  The names and account numbers of the Collateral Accounts and the Unpledged SREC Account established hereunder on or prior to the Closing Date are set out on Annex I (Account Names and Numbers).  Depositary Agent shall advise the Agents and Borrower in writing of the account name and number of any Collateral Account established hereunder by Collateral Agent, any Guarantor and Borrower, if any, after the Closing Date.

(c)

No Other Accounts.  Borrower and each Guarantor shall not open or maintain or cause to be opened or maintained with any bank or other financial institution any deposit, savings, securities or other account other than the Collateral Accounts, with respect to SREC Guarantor, the Unpledged SREC Account; provided that Borrower or a Guarantor may from time to time with the prior written consent of the Collateral Agent and the Administrative Agent, in each case, at the written instruction of the Majority Lenders, establish additional accounts that will be subject to the terms hereof, which shall constitute “Collateral Accounts” for all purposes hereunder unless otherwise consented to in writing by the Collateral Agent and Administrative Agent.

(d)	Collateral Account Property; Collateral Accounts Constitute Collateral.
(i)

Each Collateral Account and all amounts from time to time held in or credited to such Collateral Account shall be subject to the Lien of Collateral Agent intended to be created by the Collateral Documents for the benefit of the Secured Parties, as set forth in the Collateral Agency Agreement.

(ii)

All items of property (whether cash or other property whatsoever) from time to time held in each Collateral Account shall constitute the property of Borrower or the applicable Guarantor.  Each Collateral Account and all such amounts from time to time held in such Collateral Account shall be held and maintained by Depositary Agent for and on behalf of Borrower, the Guarantors and the Agents for the purposes and on the express terms set out in this Depositary Agreement.  All such amounts shall constitute a part of the Depositary Collateral (as defined below) and shall not constitute payment of any Obligations or any other obligations of Borrower or any Guarantor until expressly applied thereto in accordance with the provisions of this Depositary Agreement or the Collateral Agency Agreement, as applicable.

(e)

Jurisdiction of the Depositary Agent.  Borrower, the Guarantors, the Collateral Agent, and the Depositary Agent agree that, for purposes of the UCC, notwithstanding anything to the contrary contained in any other agreement relating to the establishment and operation of the Collateral Accounts, the “bank’s jurisdiction” (for the purposes of Article 9 of the UCC) is the State of New York.

2.03Grant of Lien on Collateral Accounts

.

As collateral security for the prompt and complete payment and performance when due of the Obligations, Borrower has pursuant to the Borrower Collateral Agreement, and each Guarantor has pursuant to the Guarantor Collateral Agreement, assigned, granted and pledged to Collateral Agent (on behalf of and for the benefit of the Secured Parties),

DEPOSITARY AGREEMENT (VIVINT SOLAR)

Exhibit D-14

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

a security interest in (a) each Collateral Account; and (b) all cash, financial assets or other property at any time on deposit in or credited to any Collateral Account, including all income or gain earned thereon and any proceeds thereof held in such Collateral Account (subject, in each such case, solely to Permitted Liens that, pursuant to applicable law, are entitled to a higher priority than the Lien of the Collateral Agent) (the “Depositary Collateral”).

2.04Bank Statements

.

Depositary Agent shall, upon written request, furnish Borrower, the Guarantors and the Collateral Agent (with copies to be provided by Borrower to the Administrative Agent and the Lenders) with periodic cash transaction statements which include detail for all investment transactions effected by the Depositary Agent.  The requirements of the preceding sentence shall be performed by the Depositary Agent by granting Borrower, the Guarantors and the Collateral Agent (and any Lender who so requests) online read-only access to the Collateral Accounts, which shall enable Borrower, the Guarantors and the Collateral Agent to obtain the current account balances for the Collateral Accounts and reasonable detail with respect to deposits, withdrawals and transfers for the Collateral Accounts.  Borrower, the Guarantors and the Collateral Agent shall provide any reasonable information to the Depositary Agent which is needed to establish such person with access to the Depositary Agent’s on-line system. The Borrower acknowledges that, upon its written request and at no additional cost, it has the right to receive notification after the completion of each purchase and sale of Permitted Investments (as permitted pursuant to this Depositary Agreement) or Depositary Agent’s receipt of a broker’s confirmation.  The Depositary Agent shall make available, upon request and in lieu of notifications, periodic account statements that reflect such investment activity.  No statement need be made available for any fund/account if no activity has occurred in such fund/account during such period.

ARTICLE III

PROVISIONS APPLICABLE TO COLLATERAL ACCOUNTS

3.01Permitted Investments.

(a)	Permitted Investments.
(i)

Pending the application of funds in accordance with Articles III and IV, funds held in any Collateral Account shall be invested and reinvested by Depositary Agent upon written direction of Borrower (which may be in the form of a standing instruction with a written copy of such direction to be delivered to the Administrative Agent; provided, however, that in the absence of such instructions, the funds shall remain uninvested) only in Permitted Investments, and with respect to those amounts next anticipated to be transferred or withdrawn, having a scheduled maturity no later than one Business Day prior to such next anticipated cash withdrawal or transfer from such Collateral Account; provided, however, that: (1) upon the receipt by

DEPOSITARY AGREEMENT (VIVINT SOLAR)

Exhibit D-15

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Depositary Agent of a Trigger Event Notice (and until Depositary Agent has had a reasonable time to comply with such notice (but in any event no more than two Business Days after Depositary Agent’s receipt thereof)) or (2) in the event of any failure by Borrower to so direct Depositary Agent in writing on or prior to the day on which any funds are (x) received by Depositary Agent or (y) transferred between Collateral Accounts in accordance with this Depositary Agreement as to the investment of such funds, such investments and reinvestments shall be made by Depositary Agent in any Permitted Investment.  All funds in a Collateral Account that are invested pursuant to this Section 3.01(a) shall be deemed to be held in such Collateral Account for purposes of this Depositary Agreement and shall constitute part of the Collateral.  Borrower shall bear all risk of loss of capital from investments in Permitted Investments. The Depositary Agent shall not be liable for any loss, including without limitation, any loss of principal or interest or for any breakage fees or penalties in connection with the purchase or liquidation of any investment made in accordance with the written instructions of the Borrower or any Guarantor, other than resulting from the gross negligence or willful misconduct of the Depositary Agent (as determined by a final non-appealable order of a court of competent jurisdiction).

(ii)

The Depositary Agent shall have no obligation to invest or reinvest the funds held in any Collateral Account if deposited with the Depositary Agent after 11:00 a.m. (New York time) on such day of deposit.  Instructions received after 11:00 a.m. (New York time) will be treated as if received on the following day.  Any interest or income received on such investment of funds shall become part of the relevant Collateral Account and any losses incurred on such investment or reinvestment of funds shall be debited against the relevant Collateral Account.  The Depositary Agent shall have no responsibility for any investment losses resulting from the investment, reinvestment or liquidation of the funds. It is agreed and understood that the entity serving as Depositary Agent may earn fees associated with the investments outlined above in accordance with the terms of such investments.  In no event shall the Depositary Agent be deemed an investment manager or adviser in respect of any selection of investments hereunder.  It is understood and agreed that the Depositary Agent or its affiliates are permitted to receive additional compensation that could be deemed to be in the Depositary Agent’s economic self-interest for (1) serving as investment adviser, administrator, shareholder servicing agent, custodian or sub‑custodian with respect to certain of the investments, (2) using affiliates to effect transactions in certain investments and (3) effecting transactions in investments.

(b)	Liability of Agent and Depositary Agent.
(i)

Neither Depositary Agent nor any Agent shall have any duty to determine whether any investment or reinvestment of monies in any Collateral Account satisfies the criteria set out in the definition of “Permitted Investment”.

DEPOSITARY AGREEMENT (VIVINT SOLAR)

Exhibit D-16

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

(ii)

Neither Depositary Agent nor any Agent shall be liable for any loss, tax, penalties or other charges resulting from any investment in any Permitted Investment or the sale, disposition, redemption or liquidation of such investment or by reason of the fact that the proceeds realized in respect of such sale, disposition, redemption or liquidation were less than that which might otherwise have been obtained, except to the extent of the gross negligence or willful misconduct of any Agent (as determined by a final non-appealable order of a court of competent jurisdiction).

(c)

Liquidation to Make Disbursements.  If and when cash is required for the making of any transfer, disbursement or withdrawal in accordance with Articles III and IV, Borrower or, if the Depositary Agent has received a Trigger Event Notice (and until Depositary Agent has had a reasonable time to comply with such notice (but in any event no more than two Business Days after Depositary Agent’s receipt thereof)), the Depositary Agent, shall cause Permitted Investments held in the applicable Collateral Account to be sold or otherwise liquidated into cash (without regard to maturity) as and to the extent necessary in order to make such transfers, disbursements or withdrawals required pursuant to Articles III and IV. Depositary Agent shall comply with any written instruction from the Borrower with respect to any such liquidation of Permitted Investments unless Depositary Agent has received a Trigger Event Notice (and until Depositary Agent has had a reasonable time to comply with such notice (but in any event no more than two Business Days after Depositary Agent’s receipt thereof)), upon which the Depositary Agent shall comply with written instructions from the Collateral Agent with respect to any such liquidation of Permitted Investments. In the event any such investments are redeemed prior to the maturity thereof, no Agent shall be liable for any loss or penalties relating thereto, except to the extent of the gross negligence or willful misconduct of any Agent (as determined by a final non-appealable order of a court of competent jurisdiction).

(d)

Income from Investments.  The proceeds earned from the investment of monies in any Collateral Account in Permitted Investments shall be deposited by Depositary Agent into the Collections Account on or before the second (2nd) Business Day following the month in which such interest, gain or other amount is earned and received; provided that for the avoidance of doubt, such proceeds shall consist of interest, gain and other amounts received in respect of an investment of principal and not the principal itself.  Any interest, gain or other amount of income earned on Permitted Investments shall be for the account of Borrower for income tax purposes.

(e)

Taxes, Etc.  The Depositary Agent does not have any interest in the funds held in any Collateral Account.  Borrower shall pay or reimburse the Depositary Agent upon request for any transfer taxes or other taxes relating to the funds held in the Collateral Account incurred in connection herewith and shall indemnify and hold harmless the Depositary Agent any amounts that it is obligated to pay in the way of such taxes.  Any payments of income from a Collateral Account shall be subject to withholding regulations then in force with respect to United States taxes.  Borrower will provide the Depositary Agent with appropriate W-9 forms for tax identification number certifications, or W-8 forms for non-resident alien certifications.  It is understood that

DEPOSITARY AGREEMENT (VIVINT SOLAR)

Exhibit D-17

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

the Depositary Agent shall only be responsible for income reporting with respect to income earned on the Collateral Account and will not be responsible for any other reporting.

3.02Withdrawal and Transfer Procedure

.

(a)

Maintenance of Funds in Accounts; Withdrawals.  Until withdrawn or transferred pursuant to and in accordance with this Depositary Agreement, including to make Permitted Investments, any amounts deposited into a Collateral Account shall be held in such Collateral Account.  All withdrawals and transfers from any Collateral Account or Unpledged SREC Account shall be made in accordance with the provisions of ARTICLE III (Provisions Applicable to Collateral Accounts) and ARTICLE IV (The Collateral Accounts).

(b)

Withdrawal/Transfer Certificate.  Except as otherwise expressly provided herein, Borrower and Guarantors shall not be entitled to request withdrawals or transfers of monies from any Collateral Account without Borrower having provided a Withdrawal/Transfer Certificate authorizing such withdrawal and/or transfer.  Withdrawals or transfers from any Collateral Account (except as otherwise expressly provided herein) shall be made by Depositary Agent following receipt of (and in accordance with) a Withdrawal/Transfer Certificate signed by Borrower and acknowledged by the Administrative Agent or the Collateral Agent, as applicable (an “Executed Withdrawal/Transfer Certificate”). Each Withdrawal/Transfer Certificate shall request withdrawals and transfers to and from Collateral Accounts in the amounts, at the times and in order of priority set out in ARTICLE IV (The Collateral Accounts).  Depositary Agent may conclusively rely on any such certificate that purports to be so signed and so acknowledged, and shall have no duty whatsoever to investigate whether any such signature is genuine or authorized. Each Guarantor grants an irrevocable and continuing authorization to the Borrower, Depositary Agent and Collateral Agent for transfers from the Guarantor Accounts and the Pledged SREC Account to the Collections Account in accordance with this Depositary Agreement.

(c)

Delivery to Agents and Form of Withdrawal/Transfer Certificate.  No later than 11:00 a.m. (New York time), at least five (5) Business Days (but no more than ten (10) Business Days) prior to the date of each withdrawal expressly required or permitted under this Depositary Agreement, Borrower shall deliver to the Administrative Agent (with a copy to the Collateral Agent) for purposes of any withdrawal or transfer to occur at least five (5) Business Days after the receipt of such notice and otherwise on the next succeeding Withdrawal Date (unless no withdrawal or transfer is anticipated in respect of such Withdrawal Date) a Withdrawal/Transfer Certificate signed by an authorized representative of Borrower specifying:

(i)

each Collateral Account from which a withdrawal or transfer is requested and, in the case of any transfer, the relevant Collateral Account(s) to which, and/or other Person(s) to whom, such transfer is to be made;

DEPOSITARY AGREEMENT (VIVINT SOLAR)

Exhibit D-18

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

(ii)

the amount requested to be withdrawn or transferred from each such Collateral Account (and the calculation thereof, if required, in accordance with the relevant provisions of ARTICLE IV (The Collateral Accounts));

(iii)	the relevant Withdrawal Date on which such withdrawal or transfer is to be made;
(iv)

the purpose for which the amount so withdrawn or transferred is to be applied (if not evident from the nature of the payment or identity of the intended payee) and (x) for each withdrawal or transfer on a Scheduled Payment Date, attaching a copy of the applicable Scheduled Payment Date Report as of the date of the requested withdrawal or transfer or (y) for each mandatory prepayment pursuant to Sections 3.04(a) (Incurrence of Indebtedness) or 3.04(f) (Eligible SREC Contract Claim Proceeds) of the Loan Agreement, the calculations included pursuant to Section 3.04(h) of the Loan Agreement; and

(v)

all other information required to be provided in such Withdrawal/Transfer Certificate under, or to evidence compliance with, the relevant provisions of ARTICLE III (Provisions Applicable to Collateral Accounts) and ARTICLE IV (The Collateral Accounts).

(d)

Implementation of Withdrawal/Transfer Certificate.  Except as otherwise provided in this Depositary Agreement, following receipt of an Executed Withdrawal/Transfer Certificate, Depositary Agent shall receive, pay or transfer the amount(s) specified in such Withdrawal/Transfer Certificate, by initiating such payment or transfer not later than 3:00 p.m. New York time on the Withdrawal Date set out in such Withdrawal/Transfer Certificate, for such payment or transfer to the extent that there are sufficient funds in the relevant Collateral Accounts by 12:00 noon New York time (or if such Withdrawal/Transfer Certificate is not received by Depositary Agent by 12:30 p.m. New York time of the Business Day that is at least two (2) Business Days prior to such Withdrawal Date, by 12:00 noon New York time on the second Business Day following delivery of such Withdrawal/Transfer Certificate to Depositary Agent).

(e)

Failure of Borrower to Submit Withdrawal/Transfer Certificate.  Notwithstanding any other provision of this Depositary Agreement to the contrary, if at any time Borrower fails to timely submit or cause to be timely submitted an Executed Withdrawal/Transfer Certificate to Depositary Agent for the withdrawal, transfer or payment of amounts to any Collateral Account or Person, the Collateral Agent hereby agrees that Administrative Agent shall notify Borrower of such failure.  If Borrower fails to submit or cause to be submitted an Executed Withdrawal/Transfer Certificate to Depositary Agent for such withdrawal, transfer or payment within one (1) Business Day after such notice, the Collateral Agent hereby agrees that Administrative Agent (upon written instruction from the  Majority Lenders) shall direct Depositary Agent in writing (with a copy to Borrower) to effect such withdrawal, transfer or payment, as the case may be.  If Administrative Agent so directs Depositary Agent in writing, Depositary Agent shall comply with such direction as promptly as possible without any further consent, or notice to, Borrower.

DEPOSITARY AGREEMENT (VIVINT SOLAR)

Exhibit D-19

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

3.03Transfer of Amounts

.

Amounts improperly or inadvertently deposited into any Collateral Account shall be transferred by Depositary Agent upon written instructions of Borrower (acknowledged by the Administrative Agent) into the correct Collateral Accounts.  Borrower shall, as soon as reasonably practicable but within three (3) Business Days of becoming aware of an improper or inadvertent deposit, provide a copy of such instructions to Administrative Agent.  Any withdrawals and transfers hereunder shall only be made to the extent that sufficient funds are then available (including as Permitted Investments) in the Collateral Account from which such withdrawal is to be made.

3.04Trigger Event

.

(a)

The Trigger Event Date.  Notwithstanding anything in this Depositary Agreement to the contrary, on and after receipt by Depositary Agent of written notice, in the form attached hereto as Exhibit B (such notice, the “Trigger Event Notice”) from the Collateral Agent (pursuant to the Collateral Agency Agreement) (with a copy of such notice to be delivered by the Collateral Agent to the Administrative Agent and Borrower simultaneously with the delivery thereof to Depositary Agent) certifying to Depositary Agent that a Trigger Event has occurred and is continuing (the date of Depositary Agent’s receipt of such notice and until Depositary Agent has had a reasonable time to comply with such notice, but in any event no more than one Business Day after Depositary Agent’s receipt thereof, the “Trigger Event Date”):  (i) no transfer or withdrawal of funds from any Collateral Account shall be requested by Borrower or Guarantors or implemented by Depositary Agent pursuant to any Withdrawal/Transfer Certificate or otherwise, and (ii) such funds shall be retained in the applicable Collateral Account for application by Depositary Agent in accordance with a Remedies Direction, in the form attached hereto as Exhibit C (Form of Remedies Direction).  The Collateral Agent, acting in accordance with the Collateral Agency Agreement, shall have the right to rescind any Trigger Event Notice by providing written notice to Depositary Agent to rescind the Trigger Event Notice, and upon and after receipt of such notice, (and until Depositary Agent has had a reasonable time to comply with such notice (but in any event no more than two Business Days after Depositary Agent’s receipt thereof)) the Trigger Event (including the Trigger Event Date and all Remedies Directions delivered in connection with such Trigger Event) shall, for all purposes of this Depositary Agreement, be deemed to not have occurred or been given.  The Collateral Agent shall, as soon as reasonably practicable, provide a copy of such rescission notice to Borrower.

(b)

Accounting.  Promptly upon receipt of a Trigger Event Notice (but no later than two (2) Business Days after such receipt), Depositary Agent shall render an accounting to the Administrative Agent, the Collateral Agent and Borrower of all monies in the Collateral Accounts as of the Trigger Event Date.  Such accounting may be satisfied by making available to the Agents and Borrower the most recently available bank statement for such Collateral Account (including any electronically available statement) and a transaction or activity report for each Collateral Account covering

DEPOSITARY AGREEMENT (VIVINT SOLAR)

Exhibit D-20

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

the period from the closing date of the last statement through the delivery date thereof.

3.05Distribution of Collateral Proceeds

.

(a)

Priority of Payments.  Upon the occurrence and during the continuation of a Trigger Event and following delivery of a Remedies Direction to Depositary Agent in connection with the liquidation, withdrawal or transfer of the proceeds of any amounts in the Collateral Accounts, the Collateral Agent, pursuant to the terms of the Collateral Agency Agreement,  shall instruct Depositary Agent in writing to apply the proceeds of such liquidation, withdrawal or transfer toward the payment of the Obligations in the order of priority set forth in Section 2.02 of the Collateral Agency Agreement.

(b)

Borrower and Guarantors Remain Liable for Deficiency.  It is understood that Borrower and the Guarantors shall remain liable to the extent of any deficiency between the amount of the proceeds of the Depositary Collateral and any other Collateral and the aggregate of the sums referred to in clauses first through fifth of Section 2.02 (Distribution of Collateral Proceeds) of the Collateral Agency Agreement.

3.06Disposition of Collateral Accounts upon the Debt Termination Date

.

Upon the Collateral Agent providing notice pursuant to the Collateral Agency Agreement that the Debt Termination Date has occurred, the Collateral Agent shall direct Depositary Agent in writing to, and Depositary Agent shall, disburse or cause to be disbursed any amounts on deposit in the Collateral Accounts at the direction of Borrower and the Guarantors or as otherwise required to be applied by law.

ARTICLE IV

THE COLLATERAL ACCOUNTS

4.01Deposits into the Collateral Accounts

.

(a)	Revenue Accounts.
(i)

Collections Account.  On and following the Closing Date, Borrower and Guarantors shall deposit, and shall cause third parties that would otherwise make payments directly to Borrower to deposit, into the Collections Account (without duplication): (A) all amounts deposited into any Guarantor Account in accordance with Section 4.02(g)(i) (Guarantor Accounts); (B) all amounts deposited into the Pledged SREC Account in accordance with 4.02(h) (Pledged SREC Account); (C) any other amounts transferred from a Collateral Account in accordance with this Depositary Agreement and (D) any and all other amounts received by or payable to the Loan Parties other than amounts expressly required to be paid into another Collateral Account by the terms of this Depositary Agreement.

DEPOSITARY AGREEMENT (VIVINT SOLAR)

Exhibit D-21

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

(ii)

Guarantor Accounts. On and following the Closing Date, (A) each Guarantor (other than SREC Guarantor) shall, and Borrower shall cause each Guarantor (other than SREC Guarantor) to, deposit the proceeds of all Guarantor Collections into the Guarantor Account held by such Guarantor and (B) the Borrower may deposit equity contributions and the proceeds of Sponsor Subordinated Indebtedness in accordance with Section 4.01(j) (Equity Contributions and Sponsor Subordinated Indebtedness).

(iii)

Wholly-Owned Fund Accounts. Pursuant to Section 8.08(h) of the Loan Agreement, the Borrower and the applicable Guarantor shall cause each Wholly-Owned Fund to agree to deposit the proceeds of all of the Wholly-Owned Collections of such Fund into the Guarantor Account held by such Guarantor on a monthly basis after payment of, or a reasonable reserve for, all Operating Expenses due, or expected to fall due, within the next month and which are permitted to be incurred in accordance with the Loan Agreement.

(iv)

Pledged SREC Account. On and following the Closing Date, SREC Guarantor shall, and Borrower shall cause SREC Guarantor to, deposit all Collections received by SREC Guarantor pursuant to the SREC Financing Master PSA into the Pledged SREC Account.

(v)

Unpledged SREC Account. On and following the Closing Date, SREC Guarantor shall, and Borrower shall cause SREC Guarantor to, deposit all Fund SREC Property received by SREC Guarantor as proceeds pursuant to the SREC Aggregator Master PSA into the Unpledged SREC Account.

(b)	Debt Service Reserve Account.
(i)

Borrower shall deposit, or cause to be deposited, in the Debt Service Reserve Account, (A) an amount equal to the Debt Service Reserve Required Amount as of the Closing Date from the Funding Account in accordance with the Closing Date Funds Flow Memorandum and pursuant to Section 4.02(f) (Funding Account), (B) all amounts transferred from the Collections Account pursuant to Section 4.02(a)(vi) (Collections Account), and (C) all proceeds from any Acceptable DSR Letter of Credit paid or drawn pursuant to Section 4.02(b) (Debt Service Reserve Account) hereof or Section 10.02 (Acceleration and Remedies) of the Loan Agreement.

(ii)

Amounts on deposit in the Debt Service Reserve Account may be funded, after the Closing Date, by either or a combination of (A) cash or (B) funds available under any Acceptable DSR Letters of Credit.  For the purposes of this Depositary Agreement, at any time, the then-current aggregate amount available to be drawn under any Acceptable DSR Letters of Credit shall be deemed on deposit in cash in the Debt Service Reserve Account.

(c)

Inverter Replacement Reserve Account.  Borrower shall deposit, or cause to be deposited, in the Inverter Replacement Reserve Account (i) an amount equal to the Inverter Replacement Reserve Required Amount as of the Closing Date from the

DEPOSITARY AGREEMENT (VIVINT SOLAR)

Exhibit D-22

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Funding Account in accordance with the Closing Date Funds Flow Memorandum and pursuant to Section 4.02(f) (Funding Account), (ii) all amounts transferred from the Collections Account pursuant to Section 4.02(a)(v) (Collections Account), (iii) all amounts distributed to Fund XVIII Guarantor Agreement from the “Inverter Replacement Reserve” (under and as defined in the Fund XVIII Limited Liability Company Agreement) pursuant to Section 5.1(h) of the Fund XVIII Limited Liability Company Agreement and (iv) all amounts of reimbursements of Inverter Replacement Costs, or proceeds of a Manufacturer Warranty received by a Fund Provider or Relevant Party, in respect of any Inverter replaced using the proceeds of amounts standing to the credit of the Inverter Replacement Reserve Account.

(d)

Supplemental Reserve Account. Borrower shall deposit, or cause to be deposited, in the Supplemental Reserve Account, (i) an amount equal to the Supplemental Reserve Funding Amount from the Funding Account in accordance with the Closing Date Funds Flow Memorandum and pursuant to Section 4.02(f) (Funding Account), (ii) all amounts transferred from the Collections Account pursuant to Section 4.02(a)(vii) (Collections Account) and (iii) all Tax Equity Option Contribution Amounts.

(e)

Distribution Suspense Account.  On each Scheduled Payment Date, Borrower shall deposit, or cause to be deposited, in the Distribution Suspense Account, all amounts transferred from the Collections Account pursuant to Section 4.02(a)(xi)(A) (Collections Account). Borrower shall deposit Excluded Property or distributions received in respect of the proceeds of Excluded Property, as evidenced by documentation reasonably acceptable to the Administrative Agent, directly into the Distribution Suspense Account.

(f)	Funding Account. On the Closing Date, the Funding Account may be funded with Loan proceeds funded under the Loan Agreement in the amount shown in the Closing Date Funds Flow Memorandum.
(g)

ITC Insurance Policy Account.  Borrower shall deposit, or cause to be deposited, in the ITC Insurance Policy Account, (i) on the Closing Date, an amount equal to the ITC Insurance Policy Retention Reserve Amount as of the Closing Date from the Funding Account in accordance with the Closing Date Funds Flow Memorandum and pursuant to Section 4.02(f) (Funding Account) and (ii) all proceeds received by the Borrower or any Subsidiary under the ITC Insurance Policy in respect of any ITC Loss.

(h)

Receipt by Borrower or Guarantors.  In the event that, notwithstanding the foregoing, any such payments, proceeds or other amounts are received by Borrower or Guarantors, Borrower or the applicable Guarantor shall promptly pay, endorse, transfer and deliver such payments or other amounts to the Depositary Agent for deposit in the relevant Collateral Account along with written instructions to the Depositary Agent identifying the applicable Collateral Account for such deposit, and, until such delivery, Borrower or the applicable Guarantor shall hold such payments and other amounts in the same form as received in trust for the Collateral Agent.

DEPOSITARY AGREEMENT (VIVINT SOLAR)

Exhibit D-23

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

(i)

Unidentified Funds.  In the event the Collateral Agent or the Depositary Agent receives monies without adequate written instruction (including the account name and number) with respect to the proper Collateral Account into which such monies are to be deposited, the Depositary Agent shall deposit such monies into the Collections Account and notify Borrower and each Agent of the receipt of such monies.  Upon receipt of written instructions from Borrower, the Depositary Agent shall transfer such monies from the Collections Account to the Collateral Account specified in such instructions.

(j)

Equity Contributions and Sponsor Subordinated Indebtedness.  Notwithstanding the foregoing, any equity contributions from the Sponsor, any Qualified Purchaser and their Affiliates, and any proceeds of Sponsor Subordinated Indebtedness, received by Borrower shall be deposited into the Collections Account; provided, that (i) Borrower may receive equity contributions and the proceeds of Sponsor Subordinated Indebtedness from the Sponsor for deposit into the Guarantor Accounts for the purpose of making capital contributions or satisfying other obligations under the Tax Equity Documents and (ii) the Borrower may deposit Tax Equity Option Contribution Amounts directly into the Supplemental Reserve Account.  For the avoidance of doubt, the proceeds of equity contributions from the Sponsor, any Qualified Purchaser and their Affiliates, and any proceeds of Sponsor Subordinated Indebtedness, shall not be considered to be Operating Revenues under the Loan Documents.

4.02Withdrawals and Transfers

.

Subject in all cases to Section 2.01 (Event of Default, Etc) of the Collateral Agency Agreement, pursuant to an Executed Withdrawal/Transfer Certificate, the Depositary Agent shall make the transfers of funds in accordance with the following provisions:

(a)	From the Collections Account. In the amounts and to the Persons set forth in such Executed Withdrawal/Transfer Certificate and in the order of priority set forth below:
(i)

first, on each Scheduled Payment Date, ratably to each Agent entitled thereto, (A) all Agency Fees and (B) Agency Expenses; provided that, so long as no Event of Default has occurred and is continuing, the amounts paid to the Agents pursuant to clause (i)(B) shall be no greater than the Agency Expense Cap and shall not include any interest on any overdue amount which has accrued at the Post-Default Rate;

(ii)

second, on each Scheduled Payment Date, to the Manager in the amount set forth in the Executed Withdrawal/Transfer Certificate and certified by an Authorized Officer therein to be the amount pursuant to the Management Agreement then due and payable on such Scheduled Payment Date to the Manager; provided, that the amounts paid to the Manager in any calendar year shall be no greater than the Permitted Management Fee and shall be as permitted to be paid pursuant to Section 9.12(a) (Expenditures; Collateral Accounts; Structural Changes) of the Loan Agreement as certified by an Authorized Officer in the Executed Withdrawal/Transfer Certificate;

DEPOSITARY AGREEMENT (VIVINT SOLAR)

Exhibit D-24

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

(iii)

third, on each Scheduled Payment Date, to the Administrative Agent, for the account of the Lenders entitled thereto, the amount of all accrued but unpaid interest on the Loans (other than any interest on any overdue amount which has accrued at the Post-Default Rate);

(iv)

fourth, on each Scheduled Payment Date, to the Administrative Agent, for the account of the Lenders an amount equal to the scheduled amount of principal of the Loans due and payable on such Scheduled Payment Date;

(v)

fifth, on each Scheduled Payment Date, to the Inverter Replacement Reserve Account, in an amount such that the amount of funds then on deposit in the Inverter Replacement Reserve Account is at least equal to the then-applicable Inverter Replacement Reserve Required Amount;

(vi)

sixth, on each Scheduled Payment Date, to the Debt Service Reserve Account, an amount such that the amount of funds then on deposit in the Debt Service Reserve Account (when added to the available undrawn amount of any Acceptable DSR Letter of Credit outstanding on such date) is at least equal to the then-applicable Debt Service Reserve Required Amount;

(vii)

seventh, on each Scheduled Payment Date until the first Scheduled Payment Date to occur after the third anniversary of the Closing Date, to the Supplemental Reserve Account, an amount such that the Supplemental Reserve Available Amount is at least equal to $2,000,000;

(viii)

eighth, on each Scheduled Payment Date (or, in the case of the mandatory prepayments required under Sections 3.04(a) (Incurrence of Indebtedness) or 3.04(f) (Eligible REC Contract Claim Proceeds) of the Loan Agreement, the date of the receipt of any applicable proceeds into the Collections Account), ratably to (A) the Administrative Agent, for the account of each Lender entitled thereto, to the prepayment of the Loans and any applicable Make-Whole Amount, in each case, to the extent and in the manner set forth in Section 3.04 (Mandatory Prepayments) (other than Section 3.04(d) (Payment Facilitation Events) and Section 3.04(e) (Distribution Trap Cash Sweep)) and 3.05(b) (Application of Prepayments) of the Loan Agreement, (B) to each Agent entitled thereto, all Excess Agency Expenses, and (C) to the Administrative Agent, for the account of each Lender entitled thereto, an amount equal to any other accrued but unpaid Obligations (including any unpaid Make-Whole Amount), in each case, other than any interest on any overdue amount which has accrued at the Post-Default Rate;

(ix)

ninth, on each Scheduled Payment Date, ratably to each Agent entitled thereto and the Administrative Agent, for the account of the Lenders entitled thereto, the amount of all accrued but unpaid interest on any overdue amount which has accrued at the Post-Default Rate;

(x)	tenth, on each Scheduled Payment Date at the election of Borrower, to the Administrative Agent, for the account of each Lender entitled thereto, to the

DEPOSITARY AGREEMENT (VIVINT SOLAR)

Exhibit D-25

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

prepayment of the Loans and any applicable Make-Whole Amount, in each case, to the extent and in the manner set forth in Sections 3.03 (Optional Prepayments) and 3.05(b) (Application of Prepayments) of the Loan Agreement; and

(xi)	eleventh, on each Scheduled Payment Date:
(A)

to the extent that the Distribution Conditions have not been satisfied, to the Distribution Suspense Account, as notified to the Collateral Agent by Borrower in such Executed Withdrawal/Transfer Certificate; or

(B)	to the extent the Distribution Conditions have been satisfied, to the Persons notified to the Collateral Agent by Borrower in such Executed Withdrawal/Transfer Certificate.

Subject to Section 4.02(d)(ii) (Supplemental Reserve Account) and Section 4.02(e)(iii) (Distribution Suspense Account), if on any date the funds on deposit in the Collections Account are insufficient to pay in full all of the payments required under any particular clause of this Section 4.02(a) (Collections Account), the required payments under such clause shall be made on a pro rata basis in accordance therewith and confirmed to the Collateral Agent to the extent of funds available therefor.

(b)	From the Debt Service Reserve Account.
(i)

If (A) the Collateral Agent receives written notice from Borrower, the Administrative Agent or the Majority Lenders that any issuer of an Acceptable DSR Letter of Credit has suffered a Negative Credit Event and the Acceptable DSR Letter of Credit issued by such Acceptable LC Bank has not been replaced on or before the end of the 30 day period following such notice with a new Acceptable DSR Letter of Credit issued by an Acceptable LC Bank or (B) the Collateral Agent has not received evidence from Borrower or the applicable issuer of an Acceptable DSR Letter of Credit that such Acceptable DSR Letter of Credit will be extended or replaced at least 10 days prior to its stated expiration date, then in each such case the Collateral Agent, upon written instruction from the Majority Lenders, shall make a drawing on such Acceptable DSR Letter of Credit in an amount equal to the lesser of (1) the Debt Service Reserve Required Amount at such time minus the aggregate monies on deposit in the Debt Service Reserve Account at such time minus the aggregate available amount of any other Acceptable DSR Letters of Credit that are issued by an Acceptable LC Bank and (2) the remaining amount available to be drawn under such Acceptable DSR Letters of Credit.  The Collateral Agent shall deposit the amounts drawn on such Acceptable DSR Letter of Credit into the Debt Service Reserve Account to be applied in accordance with this Section 4.02(b) (Debt Service Reserve Account).

DEPOSITARY AGREEMENT (VIVINT SOLAR)

Exhibit D-26

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

(ii)

If on any Scheduled Payment Date, the monies on deposit in the Collections Account are not adequate to pay the amounts required to be paid to the Lenders pursuant to Section 4.02(a)(iii) (Collections Account) and (iv) (Collections Account) on such Scheduled Payment Date as evidenced on the Executed Withdrawal/Transfer Certificate (such insufficiency, the “Debt Payment Deficiency”) and, after giving effect to any transfer pursuant to Sections 4.02(e)(iii) (Distribution Suspense Account) and 4.02(d)(ii) (Supplemental Reserve Account), a Debt Payment Deficiency remains, (A) the Depositary Agent (at the written direction of Borrower pursuant to the Executed Withdrawal/Transfer Certificate or, if Borrower has not so delivered an Executed Withdrawal/Transfer Certificate by 1:00 p.m., New York City time on the Business Day prior to the date on which such amounts become due and payable, the Collateral Agent, at the written instruction of the Majority Lenders, by 5:00 p.m., New York City time at least one (1) Business Day prior to the requested withdrawal or transfer) shall withdraw from the Debt Service Reserve Account and immediately transfer to the Administrative Agent, for the account of the Lenders, an amount equal to the Debt Payment Deficiency (or, if less, the aggregate amount of funds then on deposit in or credited to the Debt Service Reserve Account) for application, first, to that portion of the Debt Payment Deficiency that relates to amounts due to the Lenders pursuant to Section 4.02(a)(iii) (Collections Account) and second, to that portion of the Debt Payment Deficiency that relates to amounts due to the Lenders pursuant to Section 4.02(a)(iv) (Collections Account), in each case in accordance with the Loan Documents and (B) if one or more Acceptable DSR Letters of Credit are then in effect and, after giving effect to any transfer pursuant to the immediately preceding subclause (A) a Debt Payment Deficiency remains, the Collateral Agent shall at the written direction of the Administrative Agent or the Majority Lenders make a drawing on any Acceptable DSR Letters of Credit in an amount equal to such remaining Debt Payment Deficiency (or, if less, the then undrawn amount of such Acceptable DSR Letters of Credit), and in each case, deposit such drawn amount or demanded amount into the Debt Service Reserve Account and instruct the Depositary Agent in writing by 5:00 p.m., New York City time at least one (1) Business Day prior to the requested withdrawal or transfer to transfer such drawn or demanded amount to the Administrative Agent, for the account of the Lenders, to pay the remaining Debt Payment Deficiency in accordance with the priorities set forth in subclause (A) of this clause (ii).

(iii)

If on any Scheduled Payment Date the sum of the aggregate available amount to be drawn under all Acceptable DSR Letters of Credit credited to the Debt Service Reserve Account plus the funds then on deposit in the Debt Service Reserve Account is greater than the Debt Service Reserve Required Amount at such time as evidenced on an Executed Withdrawal/Transfer Certificate (an “Excess DSR Reserve Amount”), (A) the Depositary Agent shall transfer an amount of funds up to the Excess DSR Reserve Amount from the Debt Service Reserve Account to the Distribution Suspense Account as specified in a certificate signed by an Authorized Officer of Borrower (and acknowledged

DEPOSITARY AGREEMENT (VIVINT SOLAR)

Exhibit D-27

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

by the Collateral Agent), certifying as to the amount of such Excess DSR Reserve Amount and (B) if any Excess DSR Reserve Amount remains after giving effect to subclause (A), then Borrower shall be entitled to request and deliver to the Collateral Agent, and the Collateral Agent shall, at the written direction of the Administrative Agent or the Majority Lenders, thereafter sign or countersign, as applicable, and deliver to the relevant issuing bank a reduction certificate in the form attached to the Acceptable DSR Letter of Credit or otherwise in a form satisfactory to the relevant issuing bank in the amount of such remaining Excess DSR Reserve Amount, and the face amount of such Acceptable DSR Letter of Credit may be reduced as provided in such certificate.

(iv)

At the written request of an Authorized Officer of the Borrower to the Collateral Agent and the Depositary Agent, with a copy to the Administrative Agent, so long as the Borrower has provided Acceptable DSR Letters of Credit in an aggregate stated and available amount equal to the aggregate amount of funds to be released from the Debt Service Reserve Account, and so long as no Default or Event of Default has occurred and is continuing, the Depositary Agent shall release funds from the Debt Service Reserve Account pursuant to such written request. Any amounts so released shall be transferred to the Distribution Suspense Account.  The Collateral Agent (acting at the written instruction of the Administrative Agent or the Majority Lenders) shall credit any Acceptable DSR Letters of Credit to the Debt Service Reserve Account and Acceptable DSR Letters of Credit shall be subject to all the terms of this Section 4.02(b).

(c)	From the Inverter Replacement Reserve Account.
(i)

Borrower may request a withdrawal from the Inverter Replacement Reserve Account for the payment of Inverter Replacement Costs by submitting an Executed Withdrawal/Transfer Certificate to the Collateral Agent stating such request, which Executed Withdrawal/Transfer Certificate shall set forth in detail the amount of the applicable Inverter Replacement Costs, applicable Fund(s) to which the Inverter Replacement Costs relate and the applicable Fund Provider(s) or their contractor to be paid directly from the Inverter Replacement Reserve Account.  Upon receipt of such Executed Withdrawal/Transfer Certificate, the Depositary Agent shall withdraw from the Inverter Replacement Reserve Account and transfer to the applicable Fund Provider(s) or their contractor an amount equal to the Inverter Replacement Costs (or, if less, the aggregate amount of funds then on deposit in or credited to the Inverter Replacement Reserve Account).

(ii)

Prior to the withdrawal of any amounts from the Inverter Replacement Reserve Account for payment of any Inverter Replacement Costs, the Borrower shall, and shall cause the applicable Fund and Fund Provider to, use commercially reasonable efforts to claim under any applicable Manufacturer Warranty, and to apply amounts held in any reserve maintained by a Fund, in order to satisfy such Inverter Replacement Costs.

DEPOSITARY AGREEMENT (VIVINT SOLAR)

Exhibit D-28

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

(d)	From the Supplemental Reserve Account.
(i)

If (x) a Guarantor has exercised a Fund Purchase Option in accordance with Section 9.10(h) of the Loan Agreement or (y) a Tax Equity Member has exercised its right of withdrawal under a Limited Liability Company Agreement for a Partnership Flip Fund and a withdrawal amount is payable to such Tax Equity Member, then Borrower shall request a withdrawal from the Supplemental Reserve Account for the purpose of paying the applicable Tax Equity Option Amount by no later than the first date for payment under the Tax Equity Documents by submitting an Executed Withdrawal/Transfer Certificate stating such request, which Executed Withdrawal/Transfer Certificate shall set forth reasonable details of the calculation of the applicable Tax Equity Option Amount and the Tax Equity Member to be paid directly from the Supplemental Reserve Account.  For the purposes of paying a Tax Equity Option Amount, the Borrower shall only be permitted to withdraw from the Supplemental Reserve Account an amount up to:

(A)

in respect of Fund XI and the withdrawal of a Tax Equity Member or the exercise of a Fund Purchase Option, an amount equal to the Fund XI Withdrawal Option Reserve plus the Supplemental Reserve Available Amount;

(B)

in respect of Fund XIII and the withdrawal of a Tax Equity Member or the exercise of a Fund Purchase Option, an amount equal to the Fund XIII Withdrawal Option Reserve plus the Supplemental Reserve Available Amount; and

(C)	in respect of Fund XVIII and the exercise of a Fund Purchase Option, an amount equal to the Supplemental Reserve Available Amount,

and the Borrower shall certify to its compliance with this Section 4.02(d)(i) in such Executed Withdrawal/Transfer Certificate. Upon receipt of such Executed Withdrawal/Transfer Certificate, the Depositary Agent shall withdraw the amount of such Tax Equity Option Amount (or, if less, such lesser amount available in accordance with Sections 4.02(d)(i)(A) through (C) above) from the Supplemental Reserve Account and transfer the amount withdrawn to the Tax Equity Member specified in the Executed Withdrawal/Transfer Certificate, as acknowledged by the Administrative Agent.

(ii)

If a Debt Payment Deficiency exists on any Scheduled Payment Date, and, after giving effect to any transfer pursuant to Section 4.02(e)(iii) (Distribution Suspense Account), such Debt Payment Deficiency remains, the Depositary Agent (at the written direction of Borrower pursuant to the Executed Withdrawal/Transfer Certificate or, if Borrower has not so delivered an Executed Withdrawal/Transfer Certificate by 1:00 p.m., New York City time on the Business Day prior to the date on which such amounts become due and

DEPOSITARY AGREEMENT (VIVINT SOLAR)

Exhibit D-29

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

payable, the Collateral Agent, at the written instruction of the Majority Lenders, by 5:00 p.m., New York City time at least one (1) Business Day prior to the requested withdrawal or transfer) shall withdraw from the Supplemental Reserve Account and immediately transfer to the Administrative Agent, for the account of the Lenders an amount equal to the lesser of (x) the Debt Payment Deficiency then remaining and (y) the Supplemental Reserve Available Amount, for application, first, to that portion of the Debt Payment Deficiency that relates to amounts due pursuant to Section 4.02(a)(iii) (Collections Account) and second, to that portion of the Debt Payment Deficiency that relates to amounts due pursuant to Section 4.02(a)(iv) (Collections Account), in each case in accordance with the Loan Documents.

(iii)

Borrower may request withdrawals from the Supplemental Reserve Account, in an amount not to exceed the Supplemental Reserve Available Amount, for the payment of Non-Covered Services (including, to the extent amounts are not then-available in the Inverter Replacement Reserve Account or any inverter replacement reserve held by a Fund, Inverter Replacement Costs) by submitting an Executed Withdrawal/Transfer Certificate stating such request, which Executed Withdrawal/Transfer Certificate shall set forth in detail the amount of the applicable payment for Non-Covered Services, applicable Fund(s) to which the payments relate and the applicable Fund Provider(s) or their contractor to be paid directly from the Supplemental Reserve Account. Upon receipt of such Executed Withdrawal/Transfer Certificate, the Depositary Agent shall withdraw from the Supplemental Reserve Account and transfer to the applicable Fund Provider(s) or their contractor an amount equal to the applicable payment for Non-Covered Services (or, if less, the Supplemental Reserve Available Amount). Prior to any such withdrawal of any amounts from the Supplemental Reserve Account for payment of any Inverter Replacement Costs or Non-Covered Services, the Borrower shall, and shall cause the applicable Fund and Fund Provider to, use commercially reasonable efforts to claim under any applicable Manufacturer Warranty, and to apply amounts held in any reserve maintained by a Fund, in order to satisfy such Inverter Replacement Costs or amounts due for Non-Covered Services.

(iv)

If any Fund XVIII True-Up Liabilities are payable by Fund XVIII Guarantor and not otherwise satisfied by a capital contribution, the Borrower shall request a withdrawal from the Supplemental Reserve Account for payment to the applicable Tax Equity Member of the amount of the Fund XVIII True-Up Liabilities by submitting an Executed Withdrawal/Transfer Certificate stating such request, which Executed Withdrawal/Transfer Certificate shall set forth reasonable details of the calculation of the Fund XVIII True-Up Liabilities and the Person to be paid directly from the Supplemental Reserve Account.  For the purposes of paying the Fund XVIII True-Up Liabilities, the Borrower shall only be permitted to withdraw from the Supplemental Reserve Account an amount equal to the True-Up Reserve Amount and the Borrower shall certify to the compliance with this Section 4.02(d)(iv).  Upon receipt of such

DEPOSITARY AGREEMENT (VIVINT SOLAR)

Exhibit D-30

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Executed Withdrawal/Transfer Certificate, the Depositary Agent shall withdraw from the Supplemental Reserve Account and transfer to the applicable Person an amount equal to the Fund XVIII True-Up Liabilities then permitted to be paid from the Supplemental Reserve Account.

(v)

On any Scheduled Payment Date to occur after the third anniversary of the Closing Date, if a Supplemental Reserve Available Amount is on deposit in or credited to the Supplemental Reserve Account, the Depositary Agent shall transfer such Supplemental Reserve Available Amount from the Supplemental Reserve Account to the Collections Account as specified in a certificate signed by an Authorized Officer of Borrower (and acknowledged by the Collateral Agent), certifying as to the amount of such Supplemental Reserve Available Amount.

(e)	From the Distribution Suspense Account.
(i)

So long as no Default or Event of Default has occurred and is continuing, funds on deposit in the Distribution Suspense Account may be transferred to the Persons notified by Borrower to the Collateral Agent pursuant to an Executed Withdrawal/Transfer Certificate submitted by Borrower to the Collateral Agent and countersigned by the Administrative Agent for payment of Permitted Tax Distributions. Upon receipt of such Executed Withdrawal/Transfer Certificate, pursuant to which the Borrower certifies as to the amount of such Permitted Tax Distributions, the Depositary Agent shall withdraw such amount from the Distribution Suspense Account and transfer such amount to the applicable Persons as directed in such Executed Withdrawal/Transfer Certificate.

(ii)

On each Scheduled Payment Date (A) during an Early Amortization Period, all funds on deposit in the Distribution Suspense Account (after the occurrence of the transfers contemplated by Section 4.02(a)(xi)(A) on such Scheduled Payment Date) shall be transferred, pursuant to a written direction by the Collateral Agent to the Depositary Agent, to the Administrative Agent, for the account of each Lender entitled thereto, for the prepayment of the Loans, in each case, to the extent and in the manner set forth in Section 3.04(e) (Distribution Trap Cash Sweep) and Section 3.05(b) (Application of Prepayments) of the Loan Agreement and (B) on which a Payment Facilitation Amount remains unpaid, funds on deposit in the Distribution Suspense Account shall be transferred, pursuant to a written direction by the Collateral Agent to the Depositary Agent, to the Administrative Agent, for the account of each Lender entitled thereto, for the prepayment of the Loans, in each case, to the extent and in the manner set forth in Section 3.04(d) (Payment Facilitation Events) and Section 3.05(b) (Application of Prepayments) of the Loan Agreement.

(iii)

If a Debt Payment Deficiency exists on any Scheduled Payment Date, the Depositary Agent (at the written direction of Borrower pursuant to the Executed Withdrawal/Transfer Certificate or, if Borrower has not so

DEPOSITARY AGREEMENT (VIVINT SOLAR)

Exhibit D-31

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

delivered an Executed Withdrawal/Transfer Certificate by 1:00 p.m., New York City time on the Business Day prior to the date on which such amounts become due and payable, the Collateral Agent, at the written instruction of the Majority Lenders, by 5:00 p.m., New York City time at least one (1) Business Day prior to the requested withdrawal or transfer) shall withdraw from the Distribution Suspense Account and immediately transfer to the Administrative Agent, for the account of the Lenders an amount equal to the Debt Payment Deficiency (or, if less, the aggregate amount of funds then on deposit in or credited to the Distribution Suspense Account) for application, first, to that portion of the Debt Payment Deficiency that relates to amounts due pursuant to Section 4.02(a)(iii) (Collections Account) and second, to that portion of the Debt Payment Deficiency that relates to amounts due pursuant to Section 4.02(a)(iv) (Collections Account), in each case in accordance with the Loan Documents.

(iv)

If the Distribution Conditions are satisfied on a Scheduled Payment Date, funds on deposit in the Distribution Suspense Account as of such Scheduled Payment Date may be transferred within the forty-five (45) day period immediately following such Scheduled Payment Date to the Persons notified by Borrower to the Collateral Agent pursuant to an Executed Withdrawal/Transfer Certificate submitted by Borrower to the Collateral Agent and countersigned by the Administrative Agent. Upon receipt of such Executed Withdrawal/Transfer Certificate, the Depositary Agent shall withdraw funds from the Distribution Suspense Account and transfer such funds to the applicable Persons as directed in such Executed Withdrawal/Transfer Certificate.

(f)

From the Funding Account.  On the Closing Date, as notified to the Depositary Agent by Borrower in the Closing Date Funds Flow Memorandum or an Executed Withdrawal/Transfer Certificate acknowledged by the Administrative Agent, the Depositary Agent shall transfer on such date the amounts specified therein from the Funding Account to the Persons and Reserve Accounts identified in the applicable Closing Date Funds Flow Memorandum.

(g)

From the Guarantor Accounts.  The Depositary Agent shall (i) with regard to all amounts deposited into the Guarantor Accounts consisting of Guarantor Collections, immediately and without further direction transfer such amounts to the Collections Account and (ii) with regard to all amounts deposited into the Guarantor Accounts by Borrower or Sponsor in accordance with Section 4.01(j) (Equity Contributions), transfer all such amounts to the respective Fund Account specified in writing by the applicable Guarantor. Each Guarantor grants an irrevocable and continuing authorization to the Borrower, the Depositary Agent and Collateral Agent for such withdrawal and transfers.

(h)

From the Pledged SREC Account.  Five (5) Business Days prior to each Scheduled Payment Date in a written transfer instruction acknowledged by the Administrative Agent (and without need for delivery of a Withdrawal/Transfer Certificate), the

DEPOSITARY AGREEMENT (VIVINT SOLAR)

Exhibit D-32

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

SREC Guarantor shall request the Depositary Agent to transfer all amounts standing to the credit of the Pledged SREC Account to the Collections Account.
(i)

From the Unpledged SREC Account.  From time to time upon the written request of SREC Guarantor (and without need for delivery of a Withdrawal/Transfer Certificate), the Depositary Agent shall make transfers from the Unpledged SREC Account at the direction of SREC Guarantor to the applicable Fund Accounts notified by the SREC Guarantor or otherwise in accordance with Section 8.24(e) (Deposits to Collections Account) of the Loan Agreement.

(j)	From the ITC Insurance Policy Account.
(i)

If (x) any ITC Contest Costs are incurred by Fund XVIII Guarantor or Fund XVIII and (y) the ITC Insurer or its applicable authorized representative has consented to the incurrence of such costs to the extent required under the ITC Insurance Policy (including where aggregate ITC Contest Costs exceed $150,000), Borrower may request a withdrawal from the ITC Insurance Policy Account for the payment or reimbursement of such ITC Contest Costs by submitting an Executed Withdrawal/Transfer Certificate stating such request, which Executed Withdrawal/Transfer Certificate shall set forth reasonable details of the calculation of the applicable ITC Contest Costs and the Persons to be paid directly from the ITC Insurance Policy Account. The Borrower shall certify to the compliance with this Section 4.02(j)(i).  Upon receipt of such Executed Withdrawal/Transfer Certificate, the Depositary Agent shall withdraw from the ITC Insurance Policy Account and transfer to the Persons identified in such Executed Withdrawal/Transfer Certificate an amount equal to the ITC Contest Costs then permitted to be paid from the ITC Insurance Policy Account.

(ii)

If an ITC Insurance Loss occurs, upon the deposit of proceeds for any ITC Insurance Loss into the ITC Insurance Account pursuant to Section 4.01(g)(ii), the Borrower shall request a withdrawal from the ITC Insurance Policy Account for payment to the Tax Equity Member of Fund XVIII of an amount equal to the lesser of (A) the amount on deposit and standing to the balance of the ITC Insurance Policy Account and (B) the amount of such ITC Insurance Loss by submitting an Executed Withdrawal/Transfer Certificate stating such request, which Executed Withdrawal/Transfer Certificate shall set forth reasonable details of the calculation of such amount and the Tax Equity Member of Fund XVIII to be paid directly from the ITC Insurance Policy Account.  The Borrower shall certify to the compliance with this Section 4.02(j)(ii). Upon receipt of such Executed Withdrawal/Transfer Certificate, the Depositary Agent shall withdraw from the ITC Insurance Policy Account and transfer to the Tax Equity Member of Fund XVIII such amount then permitted to be paid from the ITC Insurance Policy Account.

(iii)

On the Scheduled Payment Date immediately following any ITC Insurance Loss, ratably to the Administrative Agent, for the account of each Lender entitled thereto, to the prepayment of the Loans, in each case, to the extent

DEPOSITARY AGREEMENT (VIVINT SOLAR)

Exhibit D-33

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

and in the manner set forth in Section 3.04(h) (Cash Sweep for Excess ITC Insurance Policy Proceeds) and 3.05(b) (Application of Prepayments) of the Loan Agreement.

ARTICLE V

AGREEMENTS WITH AGENTS

5.01Filing Fees, Excise Taxes, Etc

.

Borrower and Guarantors agree to pay or to reimburse each Agent and Depositary Agent on demand for any and all documented amounts in respect of all search, filing and recording fees, taxes, excise taxes, sales taxes and other similar imposts which may be payable or determined to be payable in respect of the execution, delivery, performance and enforcement of this Depositary Agreement and agrees to hold each such Person harmless from and against any and all losses, liabilities, reasonable costs, claims, expenses, penalties and interest with respect to or resulting from any delay in paying or omission to pay such taxes and fees (except to the extent that such losses, liabilities, costs, claims, expenses, penalties and interest result from the gross negligence or willful misconduct of any such Person as finally determined by a non-appealable order from a court of competent jurisdiction).

ARTICLE VI

THE DEPOSITARY AGENT

6.01General

.

Except as set forth in Section 6.04 (Resignation or Removal), the provisions of this ARTICLE VI (The Depositary Agent) are solely for the benefit of each Agent and the other Secured Parties and, except to the extent expressly provided in this ARTICLE VI (The Depositary Agent), and without prejudice to or derogating from Borrower’s and Guarantors’ rights and remedies under this Depositary Agreement and each other Secured Obligation Document, Borrower shall have no rights or obligations under this ARTICLE VI (The Depositary Agent) against any Agent or any other Secured Party except as set forth in Section 6.04 (Resignation or Removal); provided that Depositary Agent shall be liable to Borrower for its gross negligence or willful misconduct as finally determined by a non‑appealable order from a court of competent jurisdiction.  Whether or not therein expressly so provided, every provision of this Depositary Agreement relating to the conduct or affecting the eligibility of or affording protection to Depositary Agent shall be subject to the provision of this ARTICLE VI (The Depositary Agent).  The duties, responsibilities and obligations of Depositary Agent shall be limited to those expressly set forth herein and no duties, responsibilities or obligations shall be inferred or implied against the Depositary Agent.

6.02Reliance by Depositary Agent

.

DEPOSITARY AGREEMENT (VIVINT SOLAR)

Exhibit D-34

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Depositary Agent shall be entitled to conclusively rely upon any certificate, direction, instruction, notice or other communication of or from an authorized officer or representative of Borrower, a Guarantor, the Administrative Agent or the Collateral Agent or any other relevant certificate, direction, instruction, notice, communication or document (including any telecopy) believed by it in good faith to be genuine and to have been signed or sent by or on behalf of the proper Person or Persons, and shall have no liability for its actions taken thereupon, except to the extent of Depositary Agent’s willful misconduct or gross negligence as finally determined by a non-appealable order from a court of competent jurisdiction.  Depositary Agent shall have no duty or obligation to verify, investigate, ascertain or determine whether any certificate, direction, instruction, notice, communication or document provided to Depositary Agent contains accurate information or whether any individual signing such certificate, direction, instruction, notice, communication or document has the authority such individual purports to have.  Depositary Agent shall be fully justified in failing or refusing to take any action under this Depositary Agreement (a) if such action would, in the opinion of Depositary Agent, be contrary to applicable law or the terms of this Depositary Agreement, (b) if such action is not specifically provided for in this Depositary Agreement and it shall not have received any such advice or concurrence of any Agent, Borrower or a Guarantor as it deems appropriate or (c) if, in connection with the taking of any such action that would constitute an exercise of remedies under this Depositary Agreement, it shall not first be indemnified to its satisfaction or as required by this Depositary Agreement against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.  Depositary Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Depositary Agreement in accordance with any Executed Withdrawal/Transfer Certificate, any Remedies Direction or other instruction of Borrower, Guarantor, the Administrative Agent or the Collateral Agent (in each case to the extent such Person is expressly authorized hereunder to direct Depositary Agent to take or refrain from taking such action), and such action taken or failure to act pursuant thereto shall be binding upon Borrower, the Guarantors, the Agents and the Secured Parties.  In the event that Depositary Agent is required to perform any action on a particular date only following the delivery of an officer’s or representative’s certificate or other document, Depositary Agent shall be fully justified in failing to perform such action if it has not first received such officer’s or representative’s certificate or other document and shall be fully justified in continuing to fail to perform such action until such time as it has received such officer’s or representative’s certificate or other document.

6.03Court Orders

.

Depositary Agent is hereby authorized to obey and comply with all writs, orders, judgments or decrees issued by any court or administrative agency affecting any money, documents or things held by Depositary Agent.  Depositary Agent shall not be liable to any of the parties hereto or any other Secured Party, their successors, heirs or personal representatives by reason of Depositary Agent’s compliance with such writs, orders, judgments or decrees, notwithstanding such writ, order, judgment or decree is later reversed, modified, set aside or vacated.

DEPOSITARY AGREEMENT (VIVINT SOLAR)

Exhibit D-35

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

6.04Resignation or Removal

.

Subject to the appointment and acceptance of a successor Depositary Agent as provided below, Depositary Agent may resign at any time by giving written notice thereof to the parties hereto, and Depositary Agent may be removed at any time with or without cause (and in the case of without cause, subject to 30 days prior written notice) by the Majority Lenders, and, except upon the occurrence and continuation of a Trigger Event and from and after the Trigger Event Date, Borrower.  Upon any such resignation or removal, the Majority Lenders shall have the right to appoint, with the consent of Borrower (unless a Trigger Event has occurred and is continuing and from and after the Trigger Event Date), such consent not to be unreasonably withheld or delayed, a successor Depositary Agent.  Upon the acceptance of any appointment as Depositary Agent hereunder by a successor Depositary Agent, such successor Depositary Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Depositary Agent, and the retiring Depositary Agent shall be discharged from its duties and obligations hereunder.  If no successor Depositary Agent shall have been so appointed by the Majority Lenders and shall have accepted such appointment within thirty (30) days following the delivery by Depositary Agent of a notice of resignation or removal of the Depositary Agent, then the retiring Depositary Agent, in its discretion, may petition a court of competent jurisdiction to appoint a successor Depositary Agent with all costs and expenses associated with such petition to be paid by the Borrower.  After the retiring Depositary Agent’s resignation or removal hereunder as Depositary Agent, the provisions of this ARTICLE VI (The Depositary Agent) shall continue in effect for its benefit in respect of any actions taken, suffered or omitted while it was acting as Depositary Agent.  Any corporation into which the Depositary Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Depositary Agent shall be a party, or any corporation succeeding to all or substantially all the corporate trust or agency business of the Depositary Agent, shall be the successor of the Depositary Agent hereunder; provided that such corporation shall be otherwise eligible under this Article to act as a successor Depositary Agent, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

6.05Exculpatory Provisions

.

(a)

Recitals; Value of Collateral; Etc.  Neither Depositary Agent nor any of its affiliates shall be responsible to Borrower, Guarantors, any Agent or any other Secured Party for:  (i) any recitals, statements, representations or warranties made by Borrower or Guarantors contained in this Depositary Agreement or any other Secured Obligation Document or in any certificates or other document referred to or provided for in, or received by any Secured Party under, this Depositary Agreement or any other Secured Obligation Document; (ii) the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Depositary Agreement or any other Secured Obligation Document or any other document referred to or provided for herein or therein or the perfection, priority or validity of any of the Liens created by the Collateral Documents; (iii) monitoring the status of a Lien on or the performance of

DEPOSITARY AGREEMENT (VIVINT SOLAR)

Exhibit D-36

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

the Collateral; or (iv) any failure by Borrower or Guarantors to perform its obligations hereunder or thereunder.
(b)

Performance by Borrower; Etc.  Depositary Agent shall not be required to ascertain or inquire as to the performance by Borrower, Guarantors or any other Person of any of its obligations under any Secured Obligation Document or any other document or agreement contemplated hereby or thereby.

(c)	Initiation of Litigation, Etc. Depositary Agent shall not be required to initiate or conduct any litigation or collection proceeding hereunder or under any other Secured Obligation Document.
(d)

Insurance and Taxes on Depositary Collateral.  Depositary Agent shall not be liable or responsible for insuring the Depositary Collateral or for the payment of taxes, charges, assessments or liens upon the Depositary Collateral.

(e)

Personal Liability of Depositary Agent.  Depositary Agent shall not be liable for any action taken, suffered or omitted to be taken by it in connection with this Depositary Agreement or any other Secured Obligation Document or pursuant to any instruction or direction given to it in accordance with the terms or in furtherance of this Depositary Agreement or any other Secured Obligation Document unless arising out of its own gross negligence or willful misconduct as finally determined by a non-appealable order from a court of competent jurisdiction.  The Depositary Agent may consult with legal counsel of its own choosing as to any matter relating to this Depositary Agreement, and the Depositary Agent shall not incur any liability in acting in good faith in accordance with any advice from such counsel.

(f)

Indemnification and Limitation of Liability.  Borrower and Guarantors shall indemnify, defend and hold harmless the Depositary Agent, and in its capacity as such, Depositary Agent’s respective officers, directors, shareholders, controlling persons, employees, agents and servants (collectively, the “Depositary Indemnitees”), with respect to its performance under the Depositary Agreement pursuant to the terms of, and subject to the terms and limitations of, Section 12.03 (Expenses; Etc.) of the Loan Agreement as in effect on the date of this Depositary Agreement (and each Depositary Indemnitee shall be an “Indemnitee” as defined in the Loan Agreement).  No provision of this Depositary Agreement shall be construed to relieve Depositary Agent from liability for its own grossly negligent action, its own grossly negligent failure to act, or its own willful misconduct as finally determined by a non-appealable order from a court of competent jurisdiction.  Depositary Agent shall be under no liability to pay interest on any money received by it hereunder except as otherwise agreed with Administrative Agent or Borrower and except to the extent of income or other gain on investments that are deposits in or certificates of deposits or other obligations of Depositary Agent in its commercial capacity and income or other gain actually received by Depositary Agent on Permitted Investments.  In no event shall the Depositary Agent be responsible or liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit), irrespective of whether such Depositary Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

DEPOSITARY AGREEMENT (VIVINT SOLAR)

Exhibit D-37

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

(g)

Agents.  The Depositary Agent may employ a custodian, agent, nominee or delegate to transact or concur in transacting any business and to do or concur in doing any acts required to be done by the Depositary Agent (including the receipt and payment of money) and shall not be responsible for the misconduct or negligence (except for gross negligence, willful misconduct or unlawful acts as determined by a non-appealable order from a court of competent jurisdiction) of any such agent appointed with due care.

(h)

Force Majeure.  The Depositary Agent shall not incur any liability for not performing any act or fulfilling any duty, obligation or responsibility hereunder by reason of any occurrence beyond the control of the Depositary Agent (including but not limited to any act or provision of any present or future law or regulation or governmental authority, any act of God or war, civil unrest, local or national disturbance or disaster, any act of terrorism, or the unavailability of the Federal Reserve Bank wire or facsimile or other wire or communication facility); provided that the Depositary Agent undertakes to use commercially reasonable efforts, consistent with generally accepted practices in the banking industry, to notify the other parties hereto of such circumstances, to take any steps necessary or required to mitigate the effects thereof, and to resume performance as soon as feasible.

(i)

Agent. For so long as Wells Fargo Bank, National Association (or any other Person designated by the Majority Lenders) is acting as the Depositary Agent and except as otherwise expressly set forth herein, the Depositary Agent shall be entitled to the benefits, privileges, protections and indemnities afforded to the Administrative Agent under the Loan Documents.

6.06Fees; Expenses

.

Depositary Agent shall be compensated for its services hereunder in accordance with the Agency Fee Letter. Borrower and the Guarantors agree to pay or reimburse all reasonable and documented out‑of‑pocket third party expenses of Depositary Agent (including reasonable and documented fees and expenses for third party legal services) in respect of, or incident to, the administration or enforcement of any of the provisions of this Depositary Agreement or in connection with any amendment, waiver or consent relating to this Depositary Agreement. Each Agent agrees that, notwithstanding anything to the contrary in the Agency Fee Letter, all Agency Fees and Agency Expenses shall not be due and payable until the first Scheduled Payment Date to occur after the date they would otherwise be due and payable in accordance with the Agency Fee Letter.

ARTICLE VII

MISCELLANEOUS

7.01Collateral Agent

; Collateral Agency Agreement.

The actions of, and remedies available to, the Collateral Agent shall be governed by the Collateral Agency Agreement. Each of the parties hereto hereby acknowledges that it has

DEPOSITARY AGREEMENT (VIVINT SOLAR)

Exhibit D-38

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

received and reviewed a copy of the Collateral Agency Agreement and agrees to be bound by the terms thereof.

7.02No Waiver; Remedies Cumulative

.

No failure or delay on the part of any party hereto or any Secured Party in exercising any right, power or privilege hereunder and no course of dealing between parties hereto shall impair any such right, power or privilege or operate as a waiver thereof.  No single or partial exercise by any party hereto or any Secured Party of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.  The rights, powers and remedies provided herein are cumulative and not exclusive of any rights, powers or remedies which any party hereto would otherwise have.  No notice to or demand by any party hereto or any Secured Party on Borrower or Guarantors in any case shall entitle Borrower or Guarantors to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of any party hereto or any Secured Party to any other or further action in any circumstances without notice or demand.

7.03Notices

.

Any communications between the parties hereto may be given to the addresses set forth below.  All notices, payment instructions, Remedies Directions and other communications required or permitted to be given hereunder shall be in writing and shall be considered as properly given (a) if delivered in person; (b) if sent by a nationally recognized overnight delivery service; (c) in the event overnight delivery services are not readily available, if mailed by first class mail, postage prepaid, registered or certified with return receipt requested; (d) if sent by telecopy with confirmation of receipt; or (e) if sent by electronic mail.  Notice so given shall be effective upon receipt by the addressee, except that communication or notice so transmitted by telecopy or other direct written electronic means shall be deemed to have been validly and effectively given on the day (if a Business Day and, if not, on the next following Business Day) on which it is transmitted if transmitted before 4:00 p.m., recipient’s time, and if transmitted after that time, on the next following Business Day; provided, however, that if any notice is tendered to an addressee and the delivery thereof is refused by such addressee, such notice shall be effective upon such tender.  Any party shall have the right to change its address for notice hereunder to any other location by giving thirty (30) days’ prior written notice of the change to the other parties in the manner set forth hereinabove.

To Depositary Agent:

***

Attention: ***

E-mail: ***

If to Administrative Agent:

DEPOSITARY AGREEMENT (VIVINT SOLAR)

Exhibit D-39

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

***

Attention: ***

E-mail: ***

If to Collateral Agent:

***

Attention: ***

E-mail: ***

If to Borrower or any Guarantor:

Vivint Solar Financing III, LLC

c/o Vivint Solar, Inc.

1800 W. Ashton Blvd.

Lehi, UT 84043

Attn: ***

Facsimile: ***

Email: ***

With a copy to:

Vivint Solar, Inc.

1800 W. Ashton Blvd.

Lehi, UT 84043

Attn: ***

Facsimile: ***

Email: ***

With a copy to:

Vivint Solar, Inc.

1800 W. Ashton Blvd.

Lehi, UT 84043

Attn: ***

Facsimile: ***

Email: ***

Notices and other communications may be given to Depositary Agent by email, provided that any such notice or other communication is contained in a scanned or imaged attachment (such as .pdf or similar widely used format) that otherwise complies with the requirements hereof.  Depositary Agent shall have the right, but shall not be required, to rely upon and comply with notices, instructions, directions or other communications sent by e-mail, facsimile and other similar unsecured electronic methods by persons believed by Depositary Agent to be authorized to give instructions and directions on behalf of Borrower, Guarantors, the Administrative Agent and the Collateral Agent, as applicable.  Depositary Agent shall have no duty or obligation to verify or confirm that the person

DEPOSITARY AGREEMENT (VIVINT SOLAR)

Exhibit D-40

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

who sent such instructions or directions is, in fact, a person authorized to give instructions or directions on behalf of Borrower, Guarantors, the Administrative Agent or the Collateral Agent, as applicable; and Depositary Agent shall have no liability for any losses, liabilities, costs or expenses incurred or sustained by Borrower, Guarantors, the Administrative Agent or the Collateral Agent, as applicable, as a result of such reliance upon or compliance with such notices, instructions, directions or other communications.  Each of Borrower, Guarantors, the Administrative Agent and the Collateral Agent agrees to assume all risks arising out of the use of such electronic methods to submit notices, instructions, directions or other communications to Depositary Agent, including without limitation the risk of Depositary Agent acting on unauthorized instructions, and the risk of interception and misuse by third parties.  Any such notices, instructions, directions or other communications shall be conclusively deemed to be valid instructions from Borrower, Guarantors, the Administrative Agent or the Collateral Agent, as applicable, to Depositary Agent for the purposes of this Depositary Agreement.

7.04Amendments

.

This Depositary Agreement may be amended or modified only by an instrument in writing signed by each of the parties hereto or otherwise in accordance with Section  5.03 (Amendments to a Loan Document) of the Collateral Agency Agreement.

7.05Benefit of Agreement; Successors and Assigns

.

This Depositary Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto and for the benefit of the Secured Parties; provided, however, that Borrower and Guarantors may not assign or transfer any of their rights or obligations hereunder without the prior written consent of the Lenders (and any assignment in violation thereof shall be void) and the other Secured Parties, and Depositary Agent may not assign this Depositary Agreement except in accordance with its resignation or removal under Section 6.04 (Resignation or Removal).

7.06Third-Party Beneficiaries

.

The covenants contained herein are made solely for the benefit of the parties hereto and the other Secured Parties from time to time bound hereby, and their successors and assigns, and shall not be construed as having been intended to benefit any other third-party not a party to this Depositary Agreement.

7.07Counterparts

.

This Depositary Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when executed and delivered, shall be effective for purposes of binding the parties hereto, but all of which shall together constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Depositary Agreement by telecopy or other

DEPOSITARY AGREEMENT (VIVINT SOLAR)

Exhibit D-41

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

electronic delivery (i.e., “pdf”, “tif”, “jpeg” or “jpg”) shall be effective as delivery of a manually executed counterpart of this Depositary Agreement.

7.08Effectiveness

.

This Depositary Agreement shall be effective on the date first above written.

7.09Entire Agreement

.

This Depositary Agreement and the other Secured Obligation Documents, including the documents referred to herein and therein, constitute the entire agreement and understanding of the parties hereto (it being understood that Depositary Agent is not a party to and has no obligations under the Secured Obligation Documents other than this Depositary Agreement and Depositary Agent shall not be charged with knowledge of the terms of any other transaction document, including the Loan Agreement), and supersede any and all prior agreements and understandings, written or oral, of the parties hereto relating to the subject matter hereof.

7.10Severability

.

If any provision of this Depositary Agreement is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law:  (a) the other provisions of this Depositary Agreement shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the parties hereto as nearly as may be possible; and (b) the invalidity, illegality or unenforceability of any provision of this Depositary Agreement in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

7.11Conflict with Other Agreements

.

Except as otherwise expressly provided herein, the parties agree that in the event of any conflict between the provisions of this Depositary Agreement (or any portion thereof) and the provisions of any other Secured Obligation Document or any other agreement (other than the Loan Agreement) now existing or hereafter entered into, the provisions of this Depositary Agreement shall control with respect to the rights and obligations of the Depositary Agent.  Except as otherwise expressly provided herein, and in any event except with respect to the duties, obligations, rights, benefits, privileges and protections of the Depositary Agent, in the event of any conflict between the provisions of this Depositary Agreement and the provisions of the Loan Agreement, the provisions of the Loan Agreement shall control.  In the event that in connection with the establishment of any of the Collateral Accounts with Depositary Agent, Borrower and Guarantors shall enter into any agreement, instrument or other document with Depositary Agent which has terms that are in conflict with or inconsistent with the terms of this Depositary Agreement, the terms of this Depositary Agreement shall control.

DEPOSITARY AGREEMENT (VIVINT SOLAR)

Exhibit D-42

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

7.12Governing Law

.

THIS DEPOSITARY AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS DEPOSITARY AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

7.13Consent to Jurisdiction

.

(a)

Borrower and Guarantors irrevocably and unconditionally agree that they will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, in any way relating to this Depositary Agreement or the transactions relating hereto, in any forum other than the courts of the State of New York sitting in New York County, and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the nonexclusive jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable law, in such federal court.  Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Depositary Agreement shall affect any right that the Agents may otherwise have to bring any action or proceeding relating to this Depositary Agreement against Borrower or Guarantors or their property in the courts of any jurisdiction.

(b)	Nothing herein shall in any way be deemed to limit the ability of the Agents to serve any such process or summonses in any other manner permitted by applicable law.
(c)

Borrower and Guarantors irrevocably and unconditionally waive, to the fullest extent permitted by applicable law, any objection that they may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Depositary Agreement in any court referred to in clause (a) of this Section 7.13 (Consent to Jurisdiction).  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

7.14WAIVER OF JURY TRIAL

.

EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS DEPOSITARY AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO

DEPOSITARY AGREEMENT (VIVINT SOLAR)

Exhibit D-43

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

(A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS DEPOSITARY AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

7.15Service of Process

.

Each party to this Depositary Agreement irrevocably consents to service of process in the manner provided for notices in Section 7.03 (Notices).  Nothing in this Depositary Agreement will affect the right of any party to this Depositary Agreement to serve process in any other manner permitted by law.

7.16Termination

.

This Depositary Agreement shall (except as otherwise expressly set out herein) terminate and be of no further force and effect on the Debt Termination Date.  The Collateral Agent shall execute and deliver to Borrower, at Borrower’s expense, upon such termination such Uniform Commercial Code termination statements and other documentation as shall be reasonably requested by Borrower to effect the termination and release of the Liens created under the Borrower Collateral Agreement and the Guarantor Collateral Agreement.  The security interest created hereby shall also be released with respect to any portion of the Collateral Accounts or other Collateral that is transferred or otherwise disposed of in compliance with the terms and conditions of the Secured Obligation Documents.  This Section 7.16 (Termination) shall survive the termination of this Depositary Agreement.

7.17Reinstatement

.

This Depositary Agreement and the obligations of Borrower and Guarantors hereunder shall continue to be effective or be automatically reinstated, as the case may be, if (and to the extent that) at any time payment and performance of Borrower’s or Guarantors’ obligations hereunder, or any part thereof, is rescinded or reduced in amount, or must otherwise be restored or returned by any Secured Party.  In the event that any payment or any part thereof is so rescinded, reduced, restored or returned, such obligations shall be reinstated on the same terms and conditions applicable thereto prior to the payment of the rescinded, reduced, restored or returned amount, and shall be deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.  This Section 7.17 (Reinstatement) shall impose no duty or obligation on Depositary Agent, and is intended solely to govern the relationship among and between the Secured Parties, Borrower and Guarantors.

DEPOSITARY AGREEMENT (VIVINT SOLAR)

Exhibit D-44

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

7.18Attorney-In-Fact

.

For the purposes of allowing the Agents to exercise their rights and remedies upon the occurrence and during the continuance of a Trigger Event, Borrower and the Guarantors irrevocably constitute and appoint, upon the occurrence and during the continuance of a Trigger Event, each Agent and any officer or agent thereof, with full power of substitution as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Borrower and Guarantors and in the name of Borrower and Guarantors or in its own name, for the purpose of carrying out the terms of this Depositary Agreement, to take any appropriate action and to execute any document or instrument that may be necessary or desirable to accomplish the purposes of this Depositary Agreement.  Upon the occurrence and continuance of a Trigger Event, the Collateral Agent (to the extent the Collateral Agent has actual knowledge or has received written notice thereof) shall promptly inform Depositary Agent, Borrower and Guarantors in writing that a Trigger Event has occurred and is continuing and that each such Agent is exercising remedies under this Section 7.18 (Attorney-In-Fact).  This power of attorney is coupled with an interest. Without limiting the generality of this Section 7.18, any action or inaction by the Agents  pursuant to this Section 7.18 shall be taken at the written instruction of the Majority Lenders (other than the notification obligation in the preceding sentence).

7.19Patriot Act Compliance

.

The parties hereto acknowledge that in order to help the United States government fight the funding of terrorism and money laundering activities, pursuant to Federal regulations that became effective on October 1, 2003 (Section 326 of the Patriot Act) requires all financial institutions to obtain, verify, record and update information that identifies each person establishing a relationship or opening an account.  Each party hereto agrees that it will provide to the Agents such information as it may request, from time to time, in order for the Agents to satisfy the requirements of the USA PATRIOT Act, including the name, address, tax identification number and other information that will allow it to identify the individual or entity who is establishing the relationship or opening the account, and formation documents such as articles of incorporation or other identifying documents.

[SIGNATURES TO FOLLOW]

DEPOSITARY AGREEMENT (VIVINT SOLAR)

Exhibit D-45

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

IN WITNESS WHEREOF, each of the parties hereto has caused this Depositary Agreement to be duly executed by its duly authorized officers or representatives as of the date first above written.

BORROWER

VIVINT SOLAR FINANCING III, LLC,
as Borrower

By:

Name:

Title:

Signature Page to Depositary Agreement

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

GUARANTORS

Vivint Solar Fund XI Manager, LLC

By:

Name:

Title:

VIVINT SOLAR FUND XIII MANAGER, LLC

By:

Name:

Title:

VIVINT SOLAR FUND XVI MANAGER, LLC

By:

Name:

Title:

VIVINT SOLAR FUND XVIII MANAGER, LLC

By:

Name:

Title:

Signature Page to Depositary Agreement

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Vivint Solar SREC GUARANTOR III, LLC

By:

Name:

Title:

Signature Page to Depositary Agreement

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

DEPOSITARY AGENT

WELLS FARGO BANK, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Depositary Agent

By:

Name:

Title:

Signature Page to Depositary Agreement

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

COLLATERAL AGENT

WELLS FARGO BANK, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Collateral Agent

By:

Name:

Title:

Signature Page to Depositary Agreement

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

ADMINISTRATIVE AGENT

WELLS FARGO BANK, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Administrative Agent

By:

Name:

Title:

Signature Page to Depositary Agreement

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Annex I
to Depositary Agreement

ACCOUNT NAMES AND NUMBERS

COLLATERAL ACCOUNTS

ACCOUNT NAME	ACCOUNT NO.
Vivint Solar Financing III, LLC Collections Account	***
Vivint Solar Financing III, LLC Debt Service Reserve Account	***
Vivint Solar Financing III, LLC Inverter Replacement Reserve Account	***
Vivint Solar Financing III, LLC Supplemental Reserve Account	***
Vivint Solar Financing III, LLC Distribution Suspense Account	***
Vivint Solar Financing III, LLC Funding Account	***
Vivint Solar Fund XI Manager, LLC	***
Vivint Solar Fund XIII Manager, LLC	***
Vivint Solar Fund XVI Manager, LLC	***
Vivint Solar Fund XVIII Manager, LLC	***
Vivint Solar SREC Guarantor III, LLC Financing	***
Vivint Solar ITC Insurance Policy Account	***

UNPLEDGED SREC ACCOUNT

ACCOUNT NAME	ACCOUNT NO.
Vivint Solar SREC Guarantor III, LLC Aggregator	***

Wire Instructions:

Pay To:	Vivint Solar Financing III, LLC fbo Wells Fargo Bank, National Association as Collateral Agent
ABA No.:	***
DDA:	***
A/C Name.:	CDO Clearing Account
FFC A/C Number:	[see above]
FFC Account Name:	[see above]

Exhibit D - Annex. I - 1DEPOSITARY AGREEMENT

(VIVINT SOLAR)

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Annex II
to Depositary Agreement

INVERTER REPLACEMENT RESERVE REQUIRED AMOUNT

Scheduled Payment Inverter Replacement Reserve

      Date Required Amount

4/30/2017$47,685

7/31/2017$47,685

10/31/2017$47,685

1/31/2018$47,685

4/30/2018$47,685

7/31/2018$47,685

10/31/2018$47,685

1/31/2019$47,685

4/30/2019$133,518

7/31/2019$133,518

10/31/2019$133,518

1/31/2020$133,518

4/30/2020$133,518

7/31/2020$133,518

10/31/2020$133,518

1/31/2021$133,518

4/30/2021$133,518

7/31/2021$133,518

10/31/2021$133,518

1/31/2022$133,518

4/30/2022$162,129

7/31/2022$162,129

10/31/2022$162,129

1/31/2023$162,129

4/30/2023$162,129

7/31/2023$162,129

10/31/2023$162,129

1/31/2024$162,129

4/30/2024$162,129

7/31/2024$162,129

10/31/2024$162,129

1/31/2025$162,129

4/30/2025$381,480

7/31/2025$381,480

10/31/2025$381,480

1/31/2026$381,480

4/30/2026$1,058,607

7/31/2026$1,058,607

10/31/2026$1,058,607

Exhibit D - Annex. II - 1DEPOSITARY AGREEMENT

(VIVINT SOLAR)

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

1/31/2027$1,058,607

4/30/2027$1,058,607

7/31/2027$1,058,607

10/31/2027$1,058,607

1/31/2028$1,058,607

4/30/2028$1,411,476

7/31/2028$1,411,476

10/31/2028$1,411,476

1/31/2029$1,411,476

4/30/2029$715,275

7/31/2029$715,275

10/31/2029$715,275

1/31/2030$715,275

4/30/2030$715,275

7/31/2030$715,275

10/31/2030$715,275

1/31/2031$715,275

4/30/2031$1,001,385

7/31/2031$1,001,385

10/31/2031$1,001,385

1/31/2032$1,001,385

4/30/2032$1,001,385

7/31/2032$1,001,385

10/31/2032$1,001,385

1/31/2033$1,001,385

4/30/2033$1,077,681

7/31/2033$1,077,681

10/31/2033$1,077,681

1/31/2034$1,077,68

1

Exhibit D - Annex. II - 2DEPOSITARY AGREEMENT

(VIVINT SOLAR)

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Exhibit A
to Depositary Agreement

FORM OF WITHDRAWAL/TRANSFER CERTIFICATE

Date of this Withdrawal/Transfer Certificate:  [__________]12
Withdrawal Date:  [__________]3

Via electronic mail:  ctsbankdebtadministrationteam@wellsfargo.com

***

Attention: ***

Re:  Vivint Solar Financing III, LLC

Ladies and Gentlemen:

This Withdrawal/Transfer Certificate is delivered to you pursuant to Section 3.02 of the Depositary Agreement (the “Depositary Agreement”), dated as of January 5, 2017, among Vivint Solar Financing III, LLC, a Delaware limited liability company (“Borrower”), the Guarantors party thereto, Wells Fargo Bank, National Association, as administrative agent (“Administrative Agent”), Wells Fargo Bank, National Association, as collateral agent (“Collateral Agent”) and Wells Fargo Bank, National Association, as Depositary agent (“Depositary Agent”).  Reference is also made to the Collateral Agency (the “Collateral Agency Agreement”), dated as of January 5, 2017, among Borrower, the Administrative Agent, and the Collateral Agent. Capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the Depositary Agreement (or, if not defined therein, in Section 1.01 (Definitions) of the Collateral Agency Agreement).

Borrower hereby requests the sums indicated in [Annex 1][Annexes 1 through [__]] hereto (the “Withdrawal”) be paid or transferred from the Collateral Accounts as set forth in each respective Annex hereto.

Borrower hereby represents and warrants that Borrower is entitled, pursuant to the Depositary Agreement and the Loan Agreement, to request the Withdrawal in the manner, at the times and in the amounts set forth in this Withdrawal/Transfer Certificate.

[Borrower hereby represents and warrants that the Distribution Conditions are satisfied on the date hereof and will be satisfied on the Withdrawal Date set forth in this Withdrawal/Transfer Certificate.]4

[1]

Certificate should be completed by Borrower and delivered to Administrative Agent for review no later than 11:00 a.m. (New York time) at least five Business Days (but no more than ten Business Days) prior to the requested withdrawal date pursuant to Section 3.02(c) of the Depositary Agreement.

[2]

Certificate should be signed by Borrower, acknowledged by Administrative Agent and delivered to Depositary Agent no later than 12:00 p.m. (New York time) two Business Days prior to the Withdrawal Date to which this certificate relates pursuant to Section 3.02(d) of the Depositary Agreement.

[3]	Insert the Withdrawal Date to which this Withdrawal/Transfer Certificate relates.
[4]	Include in respect of any withdrawals to make payment of a Restricted Payment from the Distribution Suspense Account or from the Collections Account.

Exhibit D - Ex. A - 1DEPOSITARY AGREEMENT

(VIVINT SOLAR)

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

[Borrower hereby represents and warrants that the amounts paid to the Manager are no greater than the Permitted Management Fee and are as permitted to be paid pursuant to Section 9.12(a) (Expenditures; Collateral Accounts; Structural Changes) of the Loan Agreement.] 5

[Add any certifications required pursuant to the Depositary Agreement regarding Excess DSR Reserve Amount, Debt Service Reserve Required Amount, Supplemental Reserve Required Amount, Inverter Replacement Reserve Required Amount, ITC Insurance Policy Retention Reserve Amount, ITC Insurance Policy Account, True-Up Reserve Amount and/or Distribution Suspense Account, as applicable.]

Borrower certifies that all attachments to this Withdrawal/Transfer Certificate that are required to be annexed hereto pursuant Section 3.03 (Transfer of Amounts) of the Depositary Agreement are attached hereto.

Faithfully yours,

VIVINT SOLAR FINANCING III, LLC,
a Delaware limited liability company,
as the Borrower

By:

Name:

Title:

Acknowledged:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By:

Name:

Title:

[5]	Include in respect of any withdrawals to make payment to the Manager.

Exhibit D - Ex. A - 2DEPOSITARY AGREEMENT

(VIVINT SOLAR)

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Annex 1
to Withdrawal/Transfer Certificate

Withdrawals/Transfers from Collections Account

Withdrawal Date	Amount to be Withdrawn / Transferred	Name of Payee	Account to which Payment is to be Made	Purpose/Description
Pay To: ABA No.: Account No.: Credit To: Reference:
Pay To: ABA No.: Account No.: Credit To: Reference:

Exhibit D - Ex. A - 3DEPOSITARY AGREEMENT (VIVINT SOLAR)

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Annex [1]
to Withdrawal/Transfer Certificate

Withdrawals/Transfers from Debt Service Reserve Account

Withdrawal Date	Amount to be Withdrawn /Transferred	Name of Payee	Account to which Payment is to be Made	Purpose/Description
Pay To: ABA No.: Account No.: Credit To: Reference:
Pay To: ABA No.: Account No.: Credit To: Reference:

Exhibit D - Ex. A - 4DEPOSITARY AGREEMENT (VIVINT SOLAR)

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Annex [1]
to Withdrawal/Transfer Certificate

Withdrawals/Transfers from Inverter Replacement Reserve Account

Withdrawal Date	Amount to be Withdrawn /Transferred	Name of Payee	Account to which Payment is to be Made	Purpose/Description
Pay To: ABA No.: Account No.: Credit To: Reference:
Pay To: ABA No.: Account No.: Credit To: Reference:

Exhibit D - Ex. A - 5DEPOSITARY AGREEMENT (VIVINT SOLAR)

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Annex [1]
to Withdrawal/Transfer Certificate

Withdrawals/Transfers from Supplemental Reserve Account

Withdrawal Date	Amount to be Withdrawn /Transferred	Name of Payee	Account to which Payment is to be Made	Purpose/Description
Pay To: ABA No.: Account No.: Credit To: Reference:
Pay To: ABA No.: Account No.: Credit To: Reference:

Exhibit D - Ex. A - 6DEPOSITARY AGREEMENT (VIVINT SOLAR)

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Annex [1]
to Withdrawal/Transfer Certificate

Withdrawals/Transfers from Distribution Suspense Account

Withdrawal Date	Amount to be Withdrawn /Transferred	Name of Payee	Account to which Payment is to be Made	Purpose/Description
Pay To: ABA No.: Account No.: Credit To: Reference:
Pay To: ABA No.: Account No.: Credit To: Reference:

Exhibit D - Ex. A - 7DEPOSITARY AGREEMENT (VIVINT SOLAR)

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Annex [1]
to Withdrawal/Transfer Certificate

Withdrawals/Transfers from Funding Account

Withdrawal Date	Amount to be Withdrawn /Transferred	Name of Payee	Account to which Payment is to be Made	Purpose/Description
Pay To: ABA No.: Account No.: Credit To: Reference:
Pay To: ABA No.: Account No.: Credit To: Reference:

Exhibit D - Ex. A - 8DEPOSITARY AGREEMENT (VIVINT SOLAR)

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Annex [1]
to Withdrawal/Transfer Certificate

Withdrawals/Transfers from Guarantor Accounts

Withdrawal Date	Amount to be Withdrawn /Transferred	Name of Payee	Account to which Payment is to be Made	Purpose/Description
Pay To: ABA No.: Account No.: Credit To: Reference:
Pay To: ABA No.: Account No.: Credit To: Reference:

Exhibit D - Ex. A - 9DEPOSITARY AGREEMENT (VIVINT SOLAR)

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Annex [1]
to Withdrawal/Transfer Certificate

Withdrawals/Transfers from the ITC Insurance Policy Account

Withdrawal Date	Amount to be Withdrawn /Transferred	Name of Payee	Account to which Payment is to be Made	Purpose/Description
Pay To: ABA No.: Account No.: Credit To: Reference:
Pay To: ABA No.: Account No.: Credit To: Reference:

Exhibit D - Ex. A - 10DEPOSITARY AGREEMENT (VIVINT SOLAR)

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Exhibit B
to Depositary Agreement

FORM OF TRIGGER EVENT NOTICE

[Date]

Via electronic mail:  ctsbankdebtadministrationteam@wellsfargo.com

***

Attention: ***

Re: Vivint Solar Financing III, LLC

Ladies and Gentlemen:

Reference is made to the Depositary Agreement (the “Depositary Agreement”), dated as of January 5, 2017, among Vivint Solar Financing III, LLC, a Delaware limited liability company (“Borrower”), the guarantors party thereto, Wells Fargo Bank, National Association, as administrative agent (“Administrative Agent”), Wells Fargo Bank, National Association, as Collateral Agent (“Collateral Agent”) and Wells Fargo Bank, National Association, as Depositary agent (“Depositary Agent”).  Capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the Depositary Agreement (or, if not defined therein, in Section 1.01 (Definitions) of the Collateral Agency Agreement).

The undersigned hereby gives you notice that a Trigger Event has occurred and is continuing under the Collateral Agency Agreement and the undersigned is exercising exclusive control over the Collateral Accounts. You are hereby instructed not to accept any directions, instructions or orders with respect to any of the Collateral Accounts from any Person other than the undersigned, unless this notice is revoked in writing by the undersigned.

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Collateral Agent

By:
Name:
Title:

Exhibit D - Ex. B DEPOSITARY AGREEMENT (VIVINT SOLAR)

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Exhibit C
to Depositary Agreement

FORM OF REMEDIES DIRECTION

[Date]

Via electronic mail:  ctsbankdebtadministrationteam@wellsfargo.com

***

Attention: ***

Re:  Vivint Solar Financing III, LLC

Ladies and Gentlemen:

Reference is made to the Depositary Agreement (the “Depositary Agreement”), dated as of January 5, 2017, among Vivint Solar Financing III, LLC, a Delaware limited liability company (“Borrower”), the guarantors party thereto, Wells Fargo Bank, National Association, as administrative agent (“Administrative Agent”), Wells Fargo Bank, National Association, as Collateral Agent (“Collateral Agent”) and Wells Fargo Bank, National Association, as Depositary agent (“Depositary Agent”).  Capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the Depositary Agreement (or, if not defined therein, in Section 1.01 (Definitions) of the Collateral Agency Agreement).

In accordance with Section 3.04(a) (The Trigger Event Date) of the Depositary Agreement, you are hereby instructed to transfer within two (2) Business Days $[_______], [AMOUNT] from [_______] [ACCOUNT NAME] to [WIRE INSTRUCTIONS].

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Collateral Agent

By:
Name:
Title:

Exhibit D - Ex. C DEPOSITARY AGREEMENT (VIVINT SOLAR)

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Exhibit E

[Reserved]

Exhibit E

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Exhibit F

Form of Assignment and Assumption Agreement of Loans/Commitments

ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between the Assignor identified in item 1 below (the “Assignor”) and the Assignee identified in item 2 below (the “Assignee”).  Capitalized terms used but not defined herein shall have the meanings given to them in the Loan Agreement identified below, receipt of a copy of which is hereby acknowledged by the Assignee.  The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Loan Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Loan Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Loan Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by the Assignor to the Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”).  Each such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.	Assignor:______________________________
2.	Assignee:______________________________

[as [Lender] or [Affiliate][Approved Fund] of [identify Lender]]6

3.	Borrower: Vivint Solar Financing III, LLC
4.	Administrative Agent: Wells Fargo Bank, National Association, as administrative agent on behalf of the Lenders under the Loan Agreement
5.

Loan Agreement:Fixed Rate Loan Agreement, dated as of January 5, 2017 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), among Vivint Solar Financing III, LLC (the “Borrower”), the financial institutions as Lenders from time to time party thereto (each individually a “Lender” and, collectively, the “Lenders”) and Wells Fargo Bank, National

[6]	Indicate the appropriate option only if the Assignee is a Lender, an Affiliate of a Lender or an Approved Fund of a Lender.

Exhibit F-1

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Association, as administrative agent for the Lenders (in such capacity, and together with its successors and permitted assigns, the “Administrative Agent”).
6.	Assigned Interest:

Assignor	Assignee	Aggregate Amount of Commitment / Loans for Lender[7]	Amount of Commitment / Loans Assigned	Percentage[8] Assigned of Commitment / Loans

		$_______________	$_________	____________%
[7.	Trade Date:__________________][9]
8.	Effective Date: __________________, 20__ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]
9.

[The Assignee agrees to deliver to the Administrative Agent a completed administrative questionnaire in which the Assignee designates one or more credit contacts to whom all information (which may contain material non-public information about the Borrower, the Lenders and their Affiliates or their respective securities) will be made available and who may receive such information in accordance with the Assignee’s compliance procedures and applicable Laws, including Federal and state securities laws.][10]

[7]

Amounts in this column and in the column immediately to the right to be adjusted by the counterparty to take into account any payments or prepayments made between the Trade Date and the Effective Date.

[8]	Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.
[9]	To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.
[10]	Insert if Assignee is not already a Lender.

Exhibit F-2

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR11

[NAME OF ASSIGNOR]

By: ______________________

Name:

Title:

ASSIGNEE12

[NAME OF ASSIGNEE]

By: ______________________

Name:

Title:

[Consented to and]13 Accepted:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as

Administrative Agent

By:

Name:

Title:

[11]	Include both Approved Fund and manager making the trade (if applicable).
[12]	Include both Approved Fund and manager making the trade (if applicable).
[13]	To be added only if the consent of the Administrative Agent is required by the terms of the Loan Agreement.

Exhibit F-3

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

[Consented to:]14

VIVINT SOLAR FINANCING III, LLC, as Borrower

By:

Name:

Title:

[14]	To be added only if the consent of the Borrower is required by the terms of the Loan Agreement.

Exhibit F-4

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

ANNEX 1 TO ASSIGNMENT AND ASSUMPTION

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1.Representations and Warranties.

1.1.Assignor.  The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Loan Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates, any other Loan Party or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates, any other Loan Party or any other Person of any of their respective obligations under any Loan Document.

1.2.Assignee.  The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Loan Agreement, (ii) it meets all the requirements to be an assignee under Section 12.05 (Successors and Assigns) of the Loan Agreement, (iii) from and after the Effective Date, it shall be bound by the provisions of the Loan Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Loan Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 8.01(a)(i) (Annual Reporting) or (ii) (Quarterly Reporting) thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest, (vii) attached hereto is any documentation required to be delivered by it pursuant to the terms of the Loan Agreement, duly completed and executed by the Assignee, and (viii) the representations and warranties set forth in Section 5.04 (Source of Funds Representations of the Lenders) of the Loan Agreement are true and correct with respect to Assignee as if the Assignee was a Lender on the Effective Date; and (b) agrees that (i) it will, independently and without reliance upon the Administrative Agent, the Assignor or any Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of

Exhibit F-5

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2.Payments.  From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.  Notwithstanding the foregoing, the Administrative Agent shall make all payments of interest, fees or other amounts paid or payable in kind from and after the Effective Date to the Assignee.

3.General Provisions.  This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and permitted assigns.  This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument.  Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption.  This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York without reference to its conflict of laws other than Section 5-1401 of the New York General Obligations Law.

Exhibit F-6

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Exhibit G

Terms of Subordination

Section 1Definitions.  Except as provided herein, all terms used but not defined herein shall have the meanings given in the Fixed Rate Loan Agreement dated as of January 5, 2017 (the “Loan Agreement”) among Vivint Solar Financing III, LLC (the “Borrower”), the financial institutions as Lenders from time to time party thereto (each individually a “Lender” and, collectively, the “Lenders”), Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, and together with its successors and permitted assigns, the “Administrative Agent”).  The principles of interpretation set forth in Sections 1.02 (Accounting Terms and Determinations), 1.03 (Time of Day) and 1.04 (Rules of Construction) of the Loan Agreement shall apply to, and are hereby incorporated by reference in, these Terms of Subordination.  In addition, the following terms shall have the following respective meanings set out below:

“Proceeding” shall mean any:  (a) insolvency, bankruptcy, receivership, liquidation, reorganization, readjustment, composition or other similar proceeding, whether voluntary or involuntary, of or against the Borrower, its Property or its creditors as such; (b) proceeding for any liquidation, dissolution or other winding-up of the Borrower, whether voluntary or involuntary, and whether or not involving insolvency, receivership or bankruptcy proceedings; (c) general assignment for the benefit of creditors of the Borrower; or (d) other marshalling of the assets of the Borrower.

“Reorganization Debt Securities” shall mean, with respect to the Borrower, debt or equity securities of the Borrower as reorganized or readjusted, or debt or equity securities of the Borrower (or any other company, trust or organization provided for by a plan of reorganization or readjustment succeeding to the assets and liabilities of the Borrower), that are subordinated, to at least the same extent as the Subordinated Obligations, to the payment of all Senior Obligations that will be outstanding after giving effect to such plan of reorganization or readjustment, so long as (a) the rate of interest on such debt securities shall not exceed the effective rate of interest on the Subordinated Obligations immediately prior to giving effect to such plan of reorganization or readjustment, (b) such debt securities shall not be entitled to the benefits of covenants or defaults materially more beneficial to the holders of such debt securities than those in effect with respect to the Subordinated Obligations immediately prior to giving effect to such plan of reorganization or readjustment (or the Senior Obligations, after giving effect to such plan of reorganization or readjustment) and (c) such debt securities shall not provide for scheduled amortization (including sinking fund and mandatory prepayment provisions) commencing prior to the date six months following the final scheduled maturity date of the Senior Obligations (as modified by such plan of reorganization or readjustment).

“Senior Obligations” means any and all Indebtedness, liabilities and other obligations of the Borrower to the Secured Parties (of whatsoever nature and howsoever evidenced, and whether for principal, interest, premium, any Make Whole Amount, fees, costs, expenses, reimbursements, indemnities or other amounts (including any amounts owing in respect of a breach of the representations, warranties or covenants thereunder)) under or pursuant to the Loan Documents (other than any Subordinated Obligations), together with interest

Exhibit G-1

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

on each thereof accruing after the date of any filing by the Borrower of any petition in bankruptcy or the commencement of any bankruptcy, reorganization, insolvency or similar Proceedings with respect to the Borrower, and together with each renewal, deferral, amendment, modification, restatement, supplement, extension, refinancing or refunding of any of the obligations described above, and any evidence of indebtedness issued in exchange for any thereof.

“Senior Parties” shall mean the holders from time to time of the Senior Obligations, including any transferee or assignee of any such holder.

“Subordinated Obligations” shall mean any and all Indebtedness, liabilities and other obligations, whether for principal, interest, premium, fees, costs, expenses, reimbursements, indemnities or other amounts (including any amounts owing in respect of a breach of the representations, warranties or covenants thereunder) in respect of any obligations (including Sponsor Subordinated Indebtedness and rights of subrogation against the Borrower obtained under any Transaction Document), now or hereafter owing by the Borrower to any of its Affiliates, including interest on any amount thereof accruing after the date of any filing by the Borrower of any petition in bankruptcy or the commencement of any bankruptcy, reorganization, insolvency or similar proceedings with respect to the Borrower. For purposes of these Terms of Subordination, all Indebtedness of the Borrower to the Sponsor or any Affiliated Lender shall be deemed to be Subordinated Obligations except as provided above.

“Subordinated Parties” shall mean the holders from time to time of the Subordinated Obligations, including any transferee or assignee of any such holder.

“Termination Date” means the date upon which all of the Senior Obligations shall have been indefeasibly paid in full in cash.

“Terms of Subordination” shall mean the terms of subordination set out in this Exhibit.

Section 2Subordinated Obligations; Preclusion of Remedies.  To the extent and in the manner set out hereunder, prior to the Termination Date, the payment of any and all Subordinated Obligations is expressly and irrevocably made subordinate and subject in right of payment to the full and final prior payment in cash of all Senior Obligations.  Notwithstanding anything to the contrary contained in any Loan Document or other agreement, document or instrument, each Subordinated Party hereby expressly agrees that it will not (nor will it allow or direct any other Person on its behalf to), until the occurrence of the Termination Date, ask, demand, make any claim for, institute any action or proceeding for, otherwise exercise any remedy for, take, receive or accept from the Borrower, by set-off or in any other manner, payment (in whole or in part) of the Subordinated Obligations, nor shall it receive or accept any security therefor, whether or not any default shall have occurred under the Senior Obligations and whether or not any amount in respect of the Senior Obligations shall then be due and payable; provided, that nothing herein shall be deemed to prohibit payment of any of the Subordinated Obligations from and to the extent of the proceeds of Restricted Payments permitted to be paid in accordance with the terms of the Loan Documents. A payment on the Subordinated Obligations shall be deemed to include any purchase, redemption or other acquisition by or on behalf of the Borrower of all or any portion of the Subordinated Obligations.

These Terms of Subordination shall constitute a continuing offer and inducement to all Senior Parties, and are made for the benefit of the Senior Parties, which are obligees hereunder and entitled to enforce their rights hereunder, without any act or notice of acceptance

Exhibit G-2

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

hereof or reliance hereon.  These Terms of Subordination shall apply notwithstanding anything to the contrary contained in the Transaction Documents or otherwise.

No Subordinated Party shall take any action prejudicial to or inconsistent with the Senior Parties’ priority position over the Subordinated Parties created hereby and under the Collateral Documents, including any action which will hinder, delay or otherwise prevent any Senior Party from taking any action it deems necessary to enforce rights with respect to the Senior Obligations or the Lien of any Collateral Document.  Additionally, no Subordinated Party shall take any action or otherwise act to contest or otherwise challenge on account of the Subordinated Obligations or otherwise:  (a) the validity or priority of any Liens granted to, or for the benefit of, any Senior Party; (b) the relevant rights and duties of any Senior Party with respect to the Subordinated Parties on account of any Subordinated Obligations as established hereunder; or (c) any Senior Party’s exercise of remedies in accordance with the Loan Documents.

Section 3Payment of Proceeds Upon a Proceeding.  During the pendency of any Proceeding:

(a)the Senior Parties shall be entitled to receive full and final payment in cash of all Senior Obligations, whether or not then otherwise due and payable, before any Subordinated Party shall be entitled to receive any payment or distribution on account of any Subordinated Obligation; and

(b)any payment or distribution of assets of the Borrower (or of the estate created by the commencement of the Proceeding) of any kind or character, by set-off or otherwise (whether in cash, property, securities or other assets) to which any Subordinated Party would be entitled but for the provisions of these Terms of Subordination, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other Indebtedness of the Borrower being subordinated to the payment of the Subordinated Obligations (other than Reorganization Debt Securities), shall be paid by the liquidating trustee, receiver, trustee in bankruptcy, or other Person making such payment or distribution directly to the Senior Parties (or to such agent(s) of the Senior Parties as they may from time to time designate in writing to the Subordinated Parties), to the extent necessary to make full and final payment in cash of all Senior Obligations, whether or not then otherwise due and payable, after giving effect to any concurrent payment or distribution to the Senior Parties, before any Subordinated Party shall be entitled to receive any payment or distribution on account of any Subordinated Obligation.

Section 4Payment to Senior Parties of Certain Amounts Received by Subordinated Party.  In the event that, notwithstanding the provisions of these Terms of Subordination, any Subordinated Party on account or in respect of the Subordinated Obligations receives, before the Termination Date, any payment or distribution of assets of the Borrower or by or on behalf of the Borrower of any kind or character, whether in cash, property, securities (other than Reorganization Debt Securities) or other assets (other than any such payment or distribution made in accordance with the proviso to the first paragraph of Section 2 above), including without limitation any such payment or distribution arising out of the exercise by any Subordinated Party of a right of set-off or counterclaim and any such payment or distribution received by reason of

Exhibit G-3

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

any other Indebtedness of the Borrower being subordinated to the Subordinated Obligations, then, and in such event, such payment or distribution shall be held by the recipient thereof in trust (as property of the Senior Parties) for the benefit of, and shall immediately upon receipt be paid over or delivered to, the Collateral Agent, in precisely the form received, for application to the Senior Obligations in accordance with the terms of the Loan Documents.

Section 5Authorizations to the Senior Parties.

Each Subordinated Party:

(a)irrevocably authorizes and empowers (but without imposing any obligation on) the Senior Parties (or such agent(s) thereof as they may from time to time designate) to demand, sue for, collect, receive and provide a receipt for all payments and distributions on or in respect of its Subordinated Obligations (including all payments and distributions which may be payable or deliverable pursuant to the terms of any Indebtedness subordinated to the Subordinated Obligations (other than Reorganization Debt Securities)) that are required to be paid or delivered to the Senior Parties (or any such agent(s) thereof) as provided herein, and to file proofs of claim and otherwise prove all claims therefor and take all such other action, in the name of such Subordinated Party or otherwise, as the Senior Parties (or such agent(s) thereof as they may from time to time designate) may determine to be necessary or appropriate for the enforcement of these Terms of Subordination; provided that no Senior Party or representative thereof shall file claims or proofs of claim with respect to the Subordinated Obligations (and any such Indebtedness subordinated to the Subordinated Obligations (other than Reorganization Debt Securities)) in any Proceeding unless the Subordinated Party shall have failed to file such claims or proofs of claim, in form and substance satisfactory to the Senior Parties, at least 30 days prior to the deadline for any such filing; and

(b)irrevocably authorizes and empowers (but without imposing any obligation on) the Senior Parties (or such agent(s) thereof as they may from time to time designate) to vote the Subordinated Obligations (and any such Indebtedness subordinated to the Subordinated Obligations (other than Reorganization Debt Securities)), including to vote the same in connection with any resolution, arrangement, plan of reorganization, compromise, settlement or extension or any other matter which may come before any meeting of creditors of the Borrower generally or in connection with, or in anticipation of, any insolvency or bankruptcy case or Proceeding, or any proceeding under any laws relating to the relief of debtors, in such manner as the Senior Parties (or any such agent(s) thereof) shall determine appropriate in their sole discretion; and

(c)agrees to execute and deliver to the Senior Parties (or such agent(s) thereof as they may from time to time designate in writing) all such further instruments confirming the above authorizations, and all such powers of attorney, proofs of claim, assignments of claim and other instruments, and to take all such other action as may be requested by the Senior Parties (or any such agent(s) thereof) in order to enable the Senior Parties (or any such agent(s) thereof) to enforce all claims upon or in respect of the Subordinated Obligations; and

Exhibit G-4

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

(d)irrevocably waives (in its capacity as a holder of Subordinated Obligations) all rights in a Proceeding to object to, vote against, oppose or otherwise interfere with:  (i) any plan of reorganization filed in such case with the support of the Senior Parties or (ii) any motion, stipulation, or complaint filed in such case with the support of the Senior Parties;

(e)irrevocably authorizes and empowers the Senior Parties (or such agent(s) thereof as they may designate from time to time) on its behalf to take such action as may be necessary or appropriate to effectuate these Terms of Subordination; and

(f)agrees to, if requested by the Collateral Agent or the Senior Parties, pledge its interest in the Subordinated Obligations owed to it pursuant to a pledge agreement with substantially similar pledge terms to those provided by the Pledgor in the Pledge Agreement (but excluding the limited purpose covenant obligations of the Pledgor).

Section 6No Payment.  Each Subordinated Party hereby agrees that, until the Termination Date:  (a) no payment whatsoever on account of any of the Subordinated Obligations or any judgment with respect thereto (and no payment on account of the purchase or redemption or other acquisition of the Subordinated Obligations) shall be made by or on behalf of the Borrower; and (b) no Subordinated Party shall:  (i) ask, demand, sue for, take or receive from the Borrower, by set-off or in any other manner, payment of any of the Subordinated Obligations; or (ii) commence or join with any other creditor or creditors of the Borrower in commencing any Proceedings against the Borrower, any Relevant Party or any shareholder thereof or seek any other remedy allowed at law or in equity against the Borrower for breach of the Borrower’s obligations under the instruments evidencing or representing any Subordinated Obligations; provided, that nothing herein shall be deemed to prohibit any payment of any of the Subordinated Obligations made in accordance with the proviso to the first paragraph of Section 2 hereof.

In the event that, notwithstanding the provisions of this Section 6, any Subordinated Party shall have received any payment or security prohibited by the provisions of this Section 6, including any such payment arising out of the exercise by any Subordinated Party of a right of set-off or counterclaim or any such payment received by reason of other Indebtedness of the Borrower being subordinated to the Subordinated Obligations, then, and in any such event, the provisions of Section 4 above shall apply.

The provisions of this Section 6 shall not alter the rights of the Senior Parties under the provisions of Section 3 hereof or otherwise.

Section 7Provisions Solely to Define Relative Rights.  The provisions of these Terms of Subordination are intended solely for the purpose of defining the relative rights of the Subordinated Parties, on the one hand, and the Senior Parties, on the other hand.  Nothing contained in these Terms of Subordination relating to the Subordinated Obligations is intended to or shall:

(a)impair, as among the Borrower, its creditors other than the Senior Parties, and the Subordinated Parties, the obligation of the Borrower, which is absolute and

Exhibit G-5

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

unconditional, to pay to the Subordinated Parties (subject to the rights of the Senior Parties) the Subordinated Obligations as and when the same shall become due and payable in accordance with their terms; or

(b)affect the relative rights of the Subordinated Parties and creditors of the Borrower other than the Senior Parties; or

(c)vitiate or otherwise affect the occurrence of a default in respect of the Subordinated Obligations to the extent that any failure to make a payment of any Subordinated Obligation by reason of these Terms of Subordination would otherwise constitute such a default; or

(d)prevent any of the Subordinated Parties from exercising all remedies otherwise permitted by applicable law upon default in respect of the Subordinated Obligations, subject to the rights, if any, of the Senior Parties under these Terms of Subordination to receive the cash, property, securities or other assets of the Borrower received upon the exercise of any such remedy.

Section 8Waivers; No Waiver of Subordination Provisions.

(a)Specific Performance.  The Senior Parties are hereby authorized to demand specific performance of the undertakings set out in these Terms of Subordination, whether or not the Borrower shall have complied with the provisions hereof applicable to it, at any time when any of the Subordinated Parties shall have failed to comply with any provision hereof applicable to it.

(b)Waiver by Subordinated Party.  Each Subordinated Party hereby irrevocably waives any defense based on the adequacy of a remedy at law which might be asserted as a bar to the remedy of specific performance hereof in any action brought therefor by the Senior Parties.  Each Subordinated Party further waives presentment, notice and protest in connection with all negotiable instruments evidencing Senior Obligations or Subordinated Obligations to which the Subordinated Parties may be a party, notice of the acceptance of these Terms of Subordination by any Senior Party, notice of any loan made, extension granted or other action taken in reliance hereon, all demands and notices of every kind in connection with these Terms of Subordination, the Senior Obligations or the time of payment of Senior Obligations or Subordinated Obligations and any requirement that any Senior Party protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against the Borrower or any other Person or any collateral.

(c)No impairment of Rights of Senior Parties.

(i)

No right of any Senior Party to enforce subordination as herein provided shall at any time in any way be prejudiced, impaired or waived by any act or failure to act on the part of the Borrower or any Subordinated Party or by any act or failure to act or any delay in exercising any right, remedy or power hereunder by any Senior

Exhibit G-6

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Party, or by any non-compliance by the Borrower or any Subordinated Party with the terms, provisions and covenants of these Terms of Subordination, regardless of any knowledge thereof any Senior Party may have or otherwise be charged with.  Each and every right, remedy and power hereby granted to the Senior Parties or allowed to the Senior Parties by law or other agreements shall be cumulative and not exclusive of any other rights, remedies or powers that the Senior Parties might otherwise have, and may be exercised by the Senior Parties from time to time.

(ii)

Without in any way limiting the generality of the foregoing paragraph, the occurrence of any one or more of the following (with or without the consent of or notice to any Subordinated Party), shall not cause any Senior Party to incur any obligation to any Subordinated Party and shall not impair or release the subordination provided in these Terms of Subordination or the obligations hereunder of any Subordinated Party to the Senior Parties, even if any right of reimbursement or subrogation or other right or remedy of the Subordinated Parties is extinguished, affected or impaired thereby:

(A)

at any time or from time to time, the time for any performance of or compliance with any Subordinated Obligation or any Senior Obligation shall be extended, or such performance or compliance shall be waived;

(B)

the terms, covenants or obligations relating to any Senior Obligation are in any way amended, modified or supplemented (including pursuant to any amendment, modification or supplement to any Loan Document or any document or instrument relating to any of the foregoing);

(C)

the maturity of any Subordinated Obligation or any Senior Obligation shall be accelerated, or any Subordinated Obligation shall be modified, supplemented or amended in any respect (regardless of whether the consent of the Senior Parties shall be given pursuant to Section 9 below);

(D)

any Lien or guarantee shall be granted to, or in favor of, any Senior Party as security for any Senior Obligation (regardless of whether any such Lien shall be perfected or whether any such guarantee shall be valid or shall at any time be released); any Lien shall be granted to, or in favor of, any Subordinated Party as security for any Subordinated Obligation (regardless of whether any such Lien shall be perfected);

Exhibit G-7

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

(E)

the assignment or transfer of any Senior Party’s rights under or interest in any Senior Obligation; or any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Borrower or any Subordinated Party.

(iii)

Without in any way limiting the generality of the foregoing paragraph (ii), any Senior Party may, at any time and from time to time, without the consent of or notice to the Subordinated Parties, without incurring any obligation to the Subordinated Parties, and without impairing or releasing the subordination provided herein or the obligations hereunder of the Subordinated Parties, do any one or more of the following, even if any right of reimbursement or subrogation or other right or remedy of the Subordinated Parties is extinguished, affected or impaired thereby:

(A)

change the manner, place or terms of payment of or extend the time of payment of, or renew or alter, Senior Obligations owed to it or any collateral security or guarantee therefor, or otherwise amend or supplement in any manner, or enter into any compromise or settlement in respect of, the Senior Obligations owed to it or any instrument evidencing the same or any agreement under which any Senior Obligations owed to them are outstanding;

(B)	sell, exchange, release, enforce, delay in enforcing, or otherwise deal with any property pledged, mortgaged or otherwise securing any Senior Obligations owed to it;
(C)	release any Person liable in any manner for any Senior Obligations owed to it (including any guarantor thereof); and
(D)	exercise or refrain from exercising any rights against the Borrower and any other Person.

(d)Waiver of Notice.  Each Subordinated Party unconditionally waives notice of the incurring of any Senior Obligations or any part thereof.

Section 9Certain Agreements Relating to Subordinated Obligations.  Each Subordinated Party hereby agrees that it will not, without the prior written consent of the Senior Parties, amend, modify, supplement or otherwise alter any Subordinated Obligation or any document or instrument relating thereto.

Section 10Reinstatement.  The obligations of the Subordinated Parties under these Terms of Subordination shall continue to be effective, or be reinstated, as the case may be, if at

Exhibit G-8

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

any time any payment in respect of any Senior Obligations, or any other payment to any Senior Party in its capacity as such, is rescinded or must otherwise be restored or returned by the holder of such Senior Obligations upon the occurrence of any Proceeding, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any substantial part of its property, or otherwise, all as though such payment had not been made.

Section 11Bankruptcy.  These Terms of Subordination shall remain in full force and effect as between the Subordinated Parties and Senior Parties notwithstanding the occurrence of any Proceeding affecting the Borrower.

Section 12Rights Acquired by Virtue of Subrogation.  Subject to, and only after, the occurrence of the Termination Date and subject to the final sentence of this paragraph, the Subordinated Parties shall be subrogated (equally and ratably with the holders of all Indebtedness of the Borrower that by its express terms is subordinated to the Senior Obligations to the same extent as the Subordinated Obligations are subordinated thereto and that is entitled to like rights of subrogation) to the rights of the Senior Parties to receive payments and distributions of cash, property and securities applicable to the Senior Obligations until the principal of, and interest and premium (if any) on, the Subordinated Obligations shall be paid in full in cash.  No payment or distribution to the Senior Parties pursuant to these Terms of Subordination shall entitle the Subordinated Parties to exercise any rights acquired directly or indirectly by virtue of assignment, subrogation or otherwise in respect of the Subordinated Obligations prior to the Termination Date.

Section 13Amendments.  Notwithstanding anything to the contrary in these Terms of Subordination or any agreement into which they are incorporated, these Terms of Subordination may be waived, modified, amended or otherwise changed only by a written agreement signed by the parties hereto and all of the Senior Parties.

Section 14Submission to Jurisdiction; Waivers.  Each Subordinated Party and each Senior Party hereby irrevocably and unconditionally:

(a)submits for itself and its property in any legal action or proceeding relating to the Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States for the Southern District of New York, and appellate courts from any thereof; and

(b)consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same.

Section 15WAIVERS OF JURY TRIAL.  EACH SUBORDINATED PARTY AND EACH SENIOR PARTY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO

Exhibit G-9

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

THESE TERMS OF SUBORDINATION OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH SUBORDINATED PARTY AND EACH SENIOR PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THESE TERMS OF SUBORDINATION BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 16Notices.  All notices, requests, consents and demands hereunder shall be in writing and telecopied or delivered to the intended recipient as specified in Section 12.02 (Notices) of the Loan Agreement or, if such recipient is not party to the Loan Agreement, at the “Address for Notices” specified beneath its name on the signature pages to the agreement containing these Terms of Subordination or, as to any party, at such other address as shall be designated by such party in a notice to each other party.  Except as otherwise provided in these Terms of Subordination, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

Section 17Governing Law.  These Terms of Subordination, and the rights and obligations of the parties under these Terms of Subordination, shall be governed by, and construed and interpreted in accordance with, the law of the State of New York without regard to the conflicts of law rules thereof that would require the application of the law of another jurisdiction.

Exhibit G-10

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Exhibit H

Form of Officer’s Certificate

OFFICER’S CERTIFICATE

January 5, 2017

The undersigned Authorized Officer of Vivint Solar Financing III, LLC, a Delaware limited liability company (“Borrower”), hereby delivers this Officer’s Certificate pursuant to Sections 6.01(a)(iii), 6.01(a)(v), and 6.01(a)(x) of that certain Fixed Rate Loan Agreement, dated as of the date hereof (“Loan Agreement”), among the Borrower, the financial institutions as lenders from time to time party thereto (each individually a “Lender” and, collectively, the “Lenders”), and Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, and together with its successors and permitted assigns, the “Administrative Agent”).  Capitalized terms used herein which are not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement.

The undersigned hereby certifies as of the date hereof as an Authorized Officer on behalf of the Borrower and not in such person’s individual capacity that:

1.

Attached hereto as Annex A are true, correct and complete copies of all consents, licenses and approvals required from any third party (including a Tax Equity Member) or Governmental Authority in connection with the Loans and the guarantees given by the Loan Parties, the granting of the Liens under the Collateral Documents, the consummation of the Closing Date Assignments and the execution, delivery and performance of this Agreement and the other Transaction Documents and the validity against each Relevant Party of the Loan Documents to which it is a party.  Such consents, licenses and approvals are in full force and effect and not subject to appeal.

2.

The conditions specified in Sections 6.01(j) (Representations and Warranties), 6.01(k) (No Action by Governmental Authority), 6.01(l) (No Default or Event of Default), 6.01(o) (Closing Date Assignments), and 6.01(p) (SREC Transactions) of the Loan Agreement have been satisfied.

3.

(a) After giving effect to the issuance of the Loans (and the use of proceeds thereof), the fair saleable value of the Assets of the Borrower and the Subsidiaries, taken as a whole, exceeds and will, immediately following the making of any Loans, exceed such Persons’ total liabilities, including, without limitation, subordinated, unliquidated, disputed and contingent obligations;  (b) the fair saleable value of Assets of the Borrower and the Subsidiaries, taken as a whole, is and will, immediately following the making of any Loans (and the use of proceeds thereof), be greater than such Persons’ probable liabilities, including the maximum amount of its contingent obligations on its debts as such debts become absolute and matured; (c) the Assets of the Borrower and the Subsidiaries, taken as a whole, do not and, immediately following the making of any Loans (and the use of proceeds thereof) will not, constitute unreasonably small capital to carry out the business of such Persons as conducted or as proposed to be conducted; and (d) the Borrower does not intend for it or any

Exhibit H-1

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Subsidiary to, and does not believe that any such Person will, incur Indebtedness and liabilities beyond its ability to pay such Indebtedness and liabilities as they mature (taking into account the timing and amounts of cash to be received by the Borrower and the amounts to be payable on or in respect of obligations of the Borrower).

4.	No Provider Event, Manager Event or Lessor Default has occurred and is continuing;
5.	There has been no event or circumstance since December 31, 2015 that has had or could reasonably be expected to have a Material Adverse Effect;
6.

(a) Each copy of each Portfolio Document provided to the Administrative Agent and Lenders is a true, correct and complete copy of such document (and includes all schedules, exhibits, attachments, supplements and amendments thereto and any related protocols or side letters); (b) each such Portfolio Document (i) has been duly executed and delivered by the Sponsor and each Relevant Party party thereto and, to the Knowledge of the Borrower, the other parties thereto, (ii) is in full force and effect and is enforceable against the Sponsor and each Relevant Party party thereto and, to the Knowledge of the Borrower, each other party thereto as of such date; (c) neither the Sponsor nor any Relevant Party party thereto nor, to the Knowledge of the Borrower, any other party to such Portfolio Document is or, but for the passage of time or giving of notice or both, will be in breach of any material obligation under a Portfolio Document, except as could not reasonably be expected, in the aggregate across all Portfolio Documents, to have a Material Adverse Effect; (d) no Portfolio Document has an event of force majeure existing thereunder except solely with respect to the Project Documents, where such event of force majeure (itself or when coupled with other events of force majeure under such Project Documents) could not reasonably be expected to have a Material Adverse Effect; (e) to the Knowledge of the Borrower, the warranties for all equipment comprising, and used in the installation of, the Projects are in full force and effect, except as could not reasonably be expected, in the aggregate across all Portfolio Documents, to have a Material Adverse Effect; (f) to the Knowledge of the Borrower, no condemnation is pending or threatened, and no unrepaired casualty exists, with respect to any of the Projects in the Project Pool, except as could not reasonably be expected, in the aggregate across all such Projects, to have a Material Adverse Effect; and (g) all conditions precedent to the effectiveness of such Portfolio Documents have been satisfied or waived in writing;

7.

Attached hereto as Annex B are the true, correct and complete copies of the (a) audited Financial Statements of Sponsor for the fiscal year 2015 and (b) audited Financial Statement of each Fund for the fiscal year 2015, and in each case such Financial Statements have been prepared in accordance with GAAP.

8.

Each Customer Agreement in respect of each Project in the Project Pool is in the form of one of the customer agreements attached hereto as Annex C (subject, in. respect of Exempt Customer Agreements, to Payment Facilitation Agreements).

9.

No action or proceeding has been instituted or threatened in writing by any Governmental Authority against any Relevant Party that seeks to impair, restrain prohibit or invalidate the transactions contemplated by the Loan Agreement and

Exhibit H-2

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

the other Loan Documents or regarding the effectiveness or validity of any required Permits.
10.	No Default or Event of Default exists, or would result from the borrowing of the Loans or from the application of the proceeds thereof.
11.

All warranties relating to the Projects in the Project Pool inure to the benefit of, and (other than with respect to those manufacturer warranties that are no longer being honored by the relevant manufacturer with respect to all customers generally) are enforceable by, the relevant Subsidiary or the Lessee, subject to bankruptcy, insolvency, moratorium, reorganization and other similar Laws affecting creditor’s rights.

[remainder of page intentionally blank]

Exhibit H-3

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

IN WITNESS WHEREOF, the undersigned Authorized Officer has executed and delivered this Officer’s Certificate and caused it to be delivered as of the date first written above.

VIVINT SOLAR FINANCING III, LLC

By:

Name: Thomas Plagemann

Title:

Exhibit H-4

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Annex A

Consents, Licenses and Approvals

[To be attached.]

Exhibit H-5

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Annex B

Financial Statements

[To be attached]

Exhibit H-6

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Annex C

Form of Customer Agreements

[Forms of Customer Agreements that were previously diligenced by Milbank to be attached]

Exhibit H-7

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Exhibit I

Form of Scheduled Payment Date Report

SCHEDULED PAYMENT DATE REPORT

[____], 20[__]15

[____]

Re:Vivint Solar Financing III, LLC

Ladies and Gentlemen:

This Scheduled Payment Date Report (this “Scheduled Payment Date Report”) is delivered to you pursuant to Section 8.01(a)(v) (Scheduled Payment Date Report) of that certain Fixed Rate Loan Agreement, dated as of January 5, 2017 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), among Vivint Solar Financing III, LLC, a Delaware limited liability company (the “Borrower”), the financial institutions as Lenders from time to time party thereto (each individually a “Lender” and, collectively, the “Lenders”) and Wells Fargo Bank National Association, as administrative agent for the Lenders (in such capacity, and together with its successors and permitted assigns, the “Administrative Agent”).  Capitalized terms used herein and not otherwise defined herein have the meanings given to them in the Loan Agreement.

This Scheduled Payment Date Report is delivered in respect of the Scheduled Payment Date to occur on [____], 20[__] (the “Scheduled Payment Date”).

The Borrower hereby certifies to the Administrative Agent as follows:

1.

attached hereto as Appendix A is a report in reasonable detail on the principal and interest payable on the Scheduled Payment Date and each other withdrawal and payment made, or to be made, from the Collateral Accounts during the quarter ending on the Scheduled Payment Date;

2.

attached hereto as Appendix B are the Borrower’s good faith, reasonable and detailed calculation calculations showing (i) the Historical Debt Service Coverage Ratio for the Rolling Period ending on the Scheduled Payment Date and (ii) the Projected Debt Service Coverage Ratio for the subsequent Rolling Period commencing on the day following the Scheduled Payment Date;

3.	[attached hereto as Appendix C is a report on net cash proceeds or other amounts required to be shown pursuant to Section 3.04(h) (Mandatory Prepayments) of the Loan Agreement;] and
4.

attached hereto as Appendix D are (i) a comprehensive report of each Eligible Project that became the subject of an Ineligibility Event, Payment Facilitation Event or a Revenue Termination Event occurring during the quarterly period ending on the Scheduled Payment Date and (ii) the Borrower’s good faith, detailed calculation of (x) the aggregate Ineligibility Amount, Payment Facilitation Amount and Revenue Termination Amount accrued during the applicable calendar quarter and all prior calendar quarters, (y) whether a Cumulative Loss Event will have occurred on the Scheduled Payment Date (including tracking of the reduction in Portfolio Value resulting from or attributable to each Ineligibility Event occurring since the Closing Date against

To be delivered at least 3 Business Days before the applicable Scheduled Payment Date.

Exhibit I-1

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

the amount of such reduction in Portfolio Value projected to occur under the Base Case Model from each Ineligibility Event) and (z) any Ineligible Project Prepayment, Payment Facilitation Prepayment or Revenue Termination Amount due and payable on the Scheduled Payment Date.

[remainder of page intentionally blank]

Exhibit I-2

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

IN WITNESS WHEREOF, the Borrower has caused this Scheduled Payment Date Report to be duly executed and delivered as of the date first written above.

BORROWER:

VIVINT SOLAR FINANCING III, LLC

By:

Name:

Title:

Exhibit I-3

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Appendix A to Scheduled Payment Date Report

Report on Principal and Interest

[To be attached]

Exhibit I-4

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Appendix B to Scheduled Payment Date Report

Debt Service Coverage Ratio Calculations

[To be attached]

Exhibit I-5

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

[Appendix C to Scheduled Payment Date Report

Report on Net Cash Proceeds or Other Amounts]

[To be attached]

Exhibit I-6

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Appendix D to Scheduled Payment Date Report

Report of Eligible Project and Calculations of the Ineligibility Amount, Payment Facilitation Amount and Revenue Termination Amount

[To be attached]

Exhibit I-7

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Exhibit J

Forms of Financial Statement Certificate

OFFICER’S CERTIFICATE

[__], 20[__]

The undersigned officer of Vivint Solar Financing III, LLC, a Delaware limited liability company (“Borrower”), hereby delivers this Officer’s Certificate pursuant to that certain Fixed Rate Loan Agreement, dated as of January 5, 2017 (“Loan Agreement”), among the Borrower, the financial institutions as Lenders from time to time party thereto (each individually a “Lender” and, collectively, the “Lenders”) and Wells Fargo Bank, National Association, as Administrative Agent for the Lenders (in such capacity, and together with its successors and permitted assigns, the “Administrative Agent”).  Capitalized terms used herein which are not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement.

The undersigned hereby certifies as of the date hereof on behalf of the Borrower and each Fund and not in such person’s individual capacity that the [audited Financial Statements of Sponsor, the Borrower and each Fund for the fiscal year ended [__],] [unaudited Financial Statements of each of the Borrower and each Fund for the fiscal quarter ended [__]], provided to the Administrative Agent pursuant to Section 8.01(a)[(i) (Annual Reporting)] [(ii) (Quarterly Reporting)] of the Loan Agreement, fairly present the financial condition and results of operations of the [Sponsor and] the applicable Relevant Party on a consolidated basis for the period covered thereby in accordance with GAAP (subject, in the case of any such unaudited Financial Statements, to changes resulting from audit and normal year-end adjustments, including the absence of footnotes and subject to validation of individual Subsidiary capital accounts in calculating net loss attributable to noncontrolling interests in conformity with GAAP).

[remainder of page intentionally blank]

Exhibit J-1

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

IN WITNESS WHEREOF, the undersigned has executed and delivered this Officer’s Certificate and caused it to be delivered as of the date first written above.

VIVINT SOLAR FINANCING III, LLC

By:

Name:

Title:

Exhibit J-2

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Exhibit K

Initial Budget

(See attached)

Exhibit K

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Exhibit L

Form of Base Case Model

(See attached)

Exhibit L

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Exhibit M

Form of Manager’s Report

(See attached)

Exhibit M

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Exhibit N

Form of ITC Insurance Policy

[To be attached]

Exhibit N

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Exhibit O-1

Form of U.S. Tax Compliance Certificate

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Not Partnerships for U.S. Federal Income Tax Purposes)

Reference is made to that certain Fixed Rate Loan Agreement, dated as of January 5, 2017 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), among Vivint Solar Financing III, LLC (the “Borrower”), the financial institutions as Lenders from time to time party thereto (each individually a “Lender” and, collectively, the “Lenders”) and Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, and together with its successors and permitted assigns, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein have the meanings given to them in the Loan Agreement.

Pursuant to the provisions of Section 5.02(e) (Status of Lenders; Tax Documentation) of the Loan Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower (or any Person from whom the Borrower is disregarded for U.S. federal income tax purposes) within the meaning of Section 881(c)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to the Borrower (or any Person from whom the Borrower is disregarded for U.S. federal income tax purposes) as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower with a withholding certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E (whichever is applicable).  By executing this withholding certificate, the undersigned agrees that (1) if the information provided on this withholding certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent and shall provide them with a new withholding certificate with the correct information, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective IRS Form W-8BEN or IRS Form W-8BEN-E (whichever is applicable) in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

[NAME OF LENDER]

By:

Name:

Title:

Date: ________ __, 20__

Exhibit O-1-1

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Exhibit O-2

Form of U.S. Tax Compliance Certificate

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Not Partnerships for U.S. Federal Income Tax Purposes)

Reference is made to that certain Fixed Rate Loan Agreement, dated as of January 5, 2017 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), among Vivint Solar Financing III, LLC (the “Borrower”), the financial institutions as Lenders from time to time party thereto (each individually a “Lender” and, collectively, the “Lenders”) and Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, and together with its successors and permitted assigns, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein have the meanings given to them in the Loan Agreement.

Pursuant to the provisions of Section 5.02(e) (Status of Lenders; Tax Documentation) of the Loan Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower (or any Person from whom the Borrower is disregarded for U.S. federal income tax purposes) within the meaning of Section 881(c)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation related to the Borrower (or any Person from whom the Borrower is disregarded for U.S. federal income tax purposes) as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with a withholding certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E (whichever is applicable).  By executing this withholding certificate, the undersigned agrees that (1) if the information provided on this withholding certificate changes, the undersigned shall promptly so inform such Lender in writing and shall provide it with a new withholding certificate with the correct information, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective IRS Form W-8BEN or IRS Form W-8BEN-E (whichever is applicable)in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

[NAME OF PARTICIPANTS]

By:

Name:

Title:

Date: ________ __, 20__

Exhibit O-2-1

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Exhibit O-3

Form of U.S. Tax Compliance Certificate

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Partnerships for U.S. Federal Income Tax Purposes)

Reference is made to that certain Fixed Rate Loan Agreement, dated as of January 5, 2017 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), among Vivint Solar Financing III, LLC (the “Borrower”), the financial institutions as Lenders from time to time party thereto (each individually a “Lender” and, collectively, the “Lenders”) and Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, and together with its successors and permitted assigns, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein have the meanings given to them in the Loan Agreement.

Pursuant to the provisions of Section 5.02(e) (Status of Lenders; Tax Documentation) of the Loan Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect to such participation, neither the undersigned nor any of its direct or indirect partners/members that are claiming the portfolio interest exemption is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower (or any Person from whom the Borrower is disregarded for U.S. federal income tax purposes) within the meaning of Section 881(c)(3)(B) of the Code, and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower (or any Person from whom the Borrower is disregarded for U.S. federal income tax purposes) as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following withholding certificates from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E (whichever is applicable) or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E (whichever is applicable) from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption.  By executing its withholding certificate, the undersigned agrees that (1) if the information provided on its withholding certificate changes, the undersigned shall promptly so inform such Lender and shall provide it with a new withholding certificate with such correct information and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective withholding certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

[NAME OF PARTICIPANTS]

By:

Exhibit O-3-1

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Name:

Title:

Date: ________ __, 20__

Exhibit O-3-2

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Exhibit O-4

Form of U.S. Tax Compliance Certificate

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Partnerships for U.S. Federal Income Tax Purposes)

Reference is made to that certain Fixed Rate Loan Agreement, dated as of January 5, 2017 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), among Vivint Solar Financing III, LLC (the “Borrower”), the financial institutions as Lenders from time to time party thereto (each individually a “Lender” and, collectively, the “Lenders”) and Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, and together with its successors and permitted assigns, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein have the meanings given to them in the Loan Agreement.

Pursuant to the provisions of Section 5.02(e) (Status of Lenders; Tax Documentation) of the Loan Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)) and (iii) with respect to the extension of credit pursuant to this Loan Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members that are claiming the portfolio interest exemption is (x) a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (y) a ten percent shareholder of the Borrower (or any Person from whom the Borrower is disregarded for U.S. federal income tax purposes) within the meaning of Section 881(c)(3)(B) of the Code or (z) a controlled foreign corporation related to the Borrower (or any Person from whom the Borrower is disregarded for U.S. federal income tax purposes) as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-BEN-E (whichever is applicable) or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-BEN-E (whichever is applicable) from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption.  By executing its withholding certificate, the undersigned agrees that (1) if the information provided on its withholding certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent and shall provide them with a new withholding certificate with the correct information, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective withholding certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

[NAME OF LENDER]

Exhibit O-4-1

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

By:

Name:

Title:

Date: ________ __, 20__

Exhibit O-4-2

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Annex A

Fund Representations

With respect to each Fund, the Borrower makes the following Fund Representations as of the Closing Date:

(a)Each Fund is duly organized, validly existing and in good standing under the Laws of its state of formation.  Each Fund has all requisite power and authority to own and operate its Properties, to carry on its businesses as now conducted and proposed to be conducted.  Each Fund has all requisite power and authority to enter into each Transaction Document to which it is a party and to perform the terms thereof.

(b)All of the Tax Equity Documents for each Fund are set forth on Schedule 7.22(a) (Portfolio Documents), and true, complete and correct copies of all such Tax Equity Documents have been delivered to the Administrative Agent. The Tax Equity Documents for each Fund are in full force and effect. No Fund, Guarantor, Sponsor, Seller, Provider or any other Affiliate of the Borrower and, to the Knowledge of the Borrower, no other party to any Tax Equity Document is in breach of any material obligation thereunder. With respect to each Fund, each Guarantor, Sponsor, Seller, Provider and any other Affiliate of the Borrower and, to the Knowledge of the Borrower, each other party to any Tax Equity Document, no material default or event of default has occurred and is continuing under such Tax Equity Document.

(c)No loan to any Fund required or permitted to be made under the Limited Liability Company Agreement of such Fund has been made and remains outstanding.

(d)No Fund has incurred any Indebtedness or other material obligations or liabilities, direct or contingent, other than Permitted Indebtedness.

(e)Neither the applicable Guarantor nor any Fund is in breach or default under or with respect to any contractual obligation for or with respect to any outstanding amount or amounts payable under such contractual obligation that equals or exceeds $*** individually or $*** in the aggregate inclusive of all Guarantors and Funds.

(f)No Fund maintains any cash reserves that exceed $*** individually or $*** in the aggregate, except to the extent required pursuant to the Tax Equity Documents of such Fund.

(g)Neither the applicable Guarantor nor the Provider, has given or received written notice of an action, claim or threat of removal as managing member or manager, as applicable, under the Limited Liability Company Agreement for such Fund.

(h)No event has occurred under the Tax Equity Documents in respect of such Fund that would allow the Tax Equity Member of such Fund to remove, or give notice of removal, of the Guarantor or, in the case of Lessee, Provider as the managing member or manager, as applicable, of such Fund.

(i) To the Knowledge of the Borrower, no Lessee Default has occurred and is continuing.

(j)No event or circumstance has occurred and is continuing that has resulted or could reasonably be expected to result in or trigger any material limitation, reduction, suspension, withholding or other restriction on distributions to the applicable Guarantor pursuant to the terms of the Tax Equity Documents for such Fund, except as is already reflected in the Base Case Model.

Exhibit O-4-3

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

(k)There are no threatened in writing or ongoing audits, challenges, or other actions regarding (i) the tax structure, tax basis, tax characterization or tax-related legal compliance of any Fund or any Project owned or leased by any Fund, as applicable, or (ii) any ITC, Grant or other tax benefit or any other incentive claimed, awarded or received (or expected to be claimed, awarded or received) by or to a Fund or with respect to any Project owned or leased by any Fund, as applicable.  Any prior audit, challenge or other action regarding the foregoing has been resolved in a manner that is not adverse to any Fund or its direct or indirect owners.

(l)No Tax Equity Member (or any of its Affiliates or employees) has made a claim under any indemnity or otherwise in contract or in tort against a Fund, or a claim under any indemnity or otherwise in contract or in tort against the Sponsor, in each case which remains unpaid.

(m)All preferred return payments and target lessee distributions required to be made on or prior to the Closing Date to any Tax Equity Member pursuant to any Limited Liability Company Agreement or Master Lease Agreement have been made.

(n)All contingent true-up payments required to be made by any Fund or Guarantor pursuant to any Fund Tax Equity Documents have been made. The only Fund with a contingent true-up payment payable by a Fund or Guarantor reasonably expected to come due following the Closing Date is Fund XVIII, and the expected amount that the Borrower reasonably expects would be payable by Fund XVIII Guarantor in respect of such true-up payment is accurately reflected in the Base Case Model.

(o)No “Undrawn Commitment Fees”, “Unused Commitment Fees” or “Late Delivery Fees”, in each case as defined in the applicable Fund Limited Liability Company Agreement, are required to be paid by any Fund or Guarantor pursuant to any Fund Tax Equity Documents, and no Fund or Guarantor reasonably expects any such fees could become payable in an aggregate amount in excess of $***.

(p)As of the Closing Date, the cash distribution percentages, with respect to distributions to the applicable Guarantors and the Tax Equity Members, for each Fund are accurately reflected in the Base Case Model.

(q)Neither any Guarantor nor any Fund has conducted any business other than the business contemplated by the Portfolio Documents applicable to such Guarantor and such Fund.

Exhibit O-4-4

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.